UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08257

GE INSTITUTIONAL FUNDS

(Exact name of registrant as specified in charter)

3001 SUMMER STREET, STAMFORD, CONNECTICUT 06905

(Address of principal executive offices) (Zip code)

GE ASSET MANAGEMENT

3001 SUMMER STREET, STAMFORD, CONNECTICUT 06905

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-242-0134

Date of fiscal year end: 09/30

Date of reporting period: 09/30/10

ITEM 1.	REPORTS TO STOCKHOLDERS

GE Institutional Funds

Letter from the President

Michael J. Cosgrove Chairman,

GE Institutional Funds

Dear Shareholder:

Attached is the annual report for the GE Institutional Funds for the twelve-month period ended September 30, 2010. The report contains information about the performance of your Fund, and other Fund specific data, along with portfolio manager commentary. We have provided you with an overview of the investment markets, along with our investment outlook for the coming months.

Market Overview

During the fiscal year ended September 30, 2010, virtually all of the major U.S. equity indices enjoyed double-digit gains, while international equity markets, as measured by the MSCI EAFE Index, posted more modest gains. The emerging equity markets as a whole significantly outperformed the developed equity markets on a relative basis, as investors appeared to favor the growth prospects of the developing world. As spreads tightened dramatically in the U.S. fixed income markets, virtually all non-Treasury sectors outperformed Treasuries for the 12-month period overall, although U.S. Treasury securities still generated positive returns. This is not to say that the period was without significant volatility. In our semi-annual report for the six-month period ended March 31, 2010, we noted that the sharp rise in global equities had slowed as market participants appeared to alternate between risk-seeking activities based on improving economic indicators and risk aversion due to concerns about the withdrawal of government stimulus measures. This theme continued to play out over the last half of the fiscal year as uncertainty about the course of the global economic recovery persisted.

Although the second quarter of 2010 started quietly, stocks plunged in May as concerns about Europe’s sovereign debt problems pressured equity markets and many investors sought defensive investments such as gold and treasury bonds. Adding to Greece’s sovereign debt woes, contagion anxieties grew after Standard and Poor’s lowered the debt rating of Spain, citing a possible further deterioration in its budgetary position. In June, the 2010 G20 Toronto Summit confirmed that the industrialized world leaders were committed to reducing budget deficits through austerity measures. Some investors, however, worried that these measures could reduce global growth and slow the economic recovery. Several other concerns fuelled greater risk aversion during the second quarter including increased evidence of slower growth in China, impending U.S. financial reform legislation, an alarming May 6th “flash crash” which sent U.S. stocks plummeting within minutes, the spreading impact of BP’s massive oil spill in the Gulf of Mexico and a new resource tax in Australia. At quarter end, the S&P 500 Index and the MSCI EAFE Index had tumbled 11.4% and 14.0%, respectively, in the three months ended June 30, 2010. In this environment, U.S. Treasuries were the “safe” investment of choice for many investors seeking to avoid riskier asset classes. The “flight to quality” pulled treasury yields down across all maturity periods.

Global equities moved firmly in a positive direction in the third quarter of 2010, but not without a bumpy ride. Stocks enjoyed strong gains in both July and September, while August was marred by lackluster economic data and the resurrection of doubts about the growth prospects of developed economies. Volatility, while falling through much of the period, proved that, at the first sign of trouble, investor sentiment is not yet robust enough to withstand doubts caused by a lack of recovery in consumption and lack of progress in deleveraging, especially at the government level. In Europe, a large focus was on financial reform and sovereign debt during the third quarter. In July, two announcements gave rise to better market sentiment: first, results from the European Union’s stress test on the financial health of 91 banks showed that just seven banks failed; and second, the Basel Committee on Banking Supervision proposed softer capital requirements for financial companies worldwide. In September, credit spreads for several European countries jumped as the focus of sovereign debt worries shifted from Greece to Ireland and Portugal. The market became increasingly concerned about the ability of these countries to reduce their fiscal deficits in light of the weakening economic environment (Portugal) and the uncertain, but high costs associated with their bank bailouts (Ireland). Moody’s downgraded Spain’s credit rating to Aa1 from Aaa on September 30th, citing the nation’s weak economic outlook. However, there was much to be optimistic about in the third quarter, including increased clarity about bank capital requirements, historically low interest rates, better-than-expected corporate earnings and the prospect of more quantitative easing by the U.S. Federal Reserve. For the three months ended September 30, 2010, the S&P 500 Index and MSCI EAFE Index gained 11.3% and 16.5%, respectively.

As the developed economies continued to move from recovery to sluggish expansion, financial markets posted mostly positive results for the six- and 12-month periods ended September 30, 2010.

This does not constitute a part of the Funds’ Shareholder Report

GE Institutional Funds

Letter from the President (Continued)

Total Returns (%) as of September 30, 2010	6-month	12-month

U.S. equities (S&P 500 Index)	(1.4)	10.2

Global equities (MSCI World Index)	(0.6)	6.8

International equities (MSCI EAFE Index)	0.2	3.3

Small-cap U.S. equities (Russell 2000 Index)	0.3	13.3

Mid-cap U.S. equities (Russell Mid Cap Index)	2.1	17.5

U.S. fixed income (Barclays Capital U.S. Aggregate Bond Index)	6.1	8.2

Outlook

We view the economic recovery as fragile and expect below-trend growth in the developed world and stronger growth in emerging markets. Deflation remains a potential problem for the developed world but is diminishing while inflation is gaining ground in Emerging Asia, for example. Although unemployment remains high in the United States, economic data has been generally stabilizing and talk of a double-dip recession has lessened. We do not expect to see an interest rate hike by the U.S. Federal Reserve until late 2011 but feel that further quantitative easing will be used if economic data begin to turn downward, raising deflationary concerns. Away from economic data, we believe market participants are looking for clearer signs out of Washington and will focus on the results of the October Congressional elections in order to reassess their expectations for the expiration/extension of the Bush tax cuts and the prospects for deficit reduction. We are hopeful that confidence will build after the election.

At GE Institutional Funds, we are fully committed to helping our investors achieve their goals with smart proven strategies designed for long-term value appreciation. Today’s uncertain environment is an opportunity for long-term investors given they maintain a disciplined, diversified investment strategy consistent with their goals, time horizon and risk tolerance. While diversified portfolios are not immune to the effects of market downturns, history suggests they can put investors in a position to benefit from greater returns in better times.

Thank you for investing with GE Institutional Funds.

Sincerely,

Michael J. Cosgrove

Chairman, GE Institutional Funds

October 2010

Mike Cosgrove is President and Chief Executive Officer – Mutual Funds and Intermediary Business at GE Asset Management. He is also Chairman of the Board and President of GE Funds, GE Institutional Funds, and GE Investments Funds, Inc. Mr. Cosgrove serves as a Trustee of the GE Savings & Security Funds, General Relief and Loan Fund, GE Volunteers, and General Electric Pension Trust. Previously Chief Financial Officer of GE Asset Management and Assistant Treasurer – GE Company, Mr. Cosgrove joined GE in 1970 and held a number of managerial positions in finance and sales in the International Operation and the GE Trading Company. He received a BS in Economics from Fordham University and an MBA from St. John’s University.

This does not constitute a part of the Funds’ Shareholder Report

GE Institutional Funds

Annual Report

September 30, 2010

GE Institutional Funds

Financial Information

This report has been prepared for shareholders and may be distributed to others only if preceded by or accompanied with a current prospectus.

Notes to Performance	September 30, 2010

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund expenses.

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call toll-free (800) 493-3042 or visit the Fund’s website at http://www.geam.com for the most recent month-end performance data.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in the Fund is subject to risk, including possible loss of principal invested.

The S&P 500® Index is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large- cap stock U.S. market performance. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those companies in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is a market capitalization-weighted index consisting of 2,000 of the smallest U.S.-domiciled publicly traded common stocks that are included in the Russell 3000® Index. The Russell 3000® Index comprises the 3000 largest U.S.-domiciled companies. The MSCI® EAFE® Index is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The index is designed to represent the performance of developed stock markets outside the U.S. and Canada and excludes certain market segments unavailable to U.S. based investors. The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index of taxable investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The index is designed to represent performance of the U.S. investment-grade fixed-rate bond market.

The 90 Day T-Bill is an unmanaged measure/index of the performance of U.S. Treasury bills currently available in the marketplace having a remaining maturity of 90 days.

The above indices/measures do not reflect the actual cost of investing in the instruments that comprise each index.

The peer universe of the underlying funds for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

©2010 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.

The S&P 500® Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation or warranty, express or implied, to the investors of the Fund or any member of the public regarding the advisability of investing in the securities generally or in this Fund particularly or the ability of the S&P 500® Index Fund to track general stock market performance.

Russell Investment Group owns the Russell Index data, including all applicable trademarks and copyrights, used by GE Asset Management in these materials. Any unauthorized use or redistribution of such Russell Index data is strictly prohibited. Russell Investment Group is not responsible for the configuration of this material or for any inaccuracy in GE Asset Management’s presentation thereof.

The views, expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice.

GE Investment Distributors, Inc., member of FINRA, is the principal underwriter and distributor of the GE Institutional Funds and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Funds.

U.S. Equity Fund

George A. Bicher

Senior Vice President

Stephen V. Gelhaus

Vice President

Thomas R. Lincoln

Senior Vice President

Paul C. Reinhardt

Senior Vice President

The U.S. Equity Fund is managed by a team of portfolio managers that includes George A. Bicher, Thomas R. Lincoln, Stephen V. Gelhaus and Paul C. Reinhardt. Each of the foregoing portfolio managers manages (or co-manages) one of three sub-portfolios, which comprise the Fund. A sub-portfolio refers to the portion of the Fund’s assets that are allocated to, and managed by, a particular portfolio manager on the Fund’s portfolio management team. The three sub-portfolios are managed independently of each other and the portfolio managers have full discretion over their sub- portfolio. The weightings to each sub-portfolio in the Fund, which can be changed at any time but generally remain stable for 18 to 24 months, are driven by the objective of keeping the Fund “style neutral” such that it combines growth and value investment management styles and does not tend to favor either style. See portfolio managers’ biographical information beginning on page 141.

Q.	How did the GE Institutional U.S. Equity Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended September 30, 2010?

A.	For the twelve-month period ended September 30, 2010, the GE Institutional U.S. Equity Fund returned 4.40% for the Investment Class shares and 4.20% for the Service Class shares. The S&P 500 Index, the Fund’s benchmark, returned 10.16% and the Fund’s Morningstar peer group of 1,744 Large Growth Funds returned an average of 10.31% for the same period.

Q.	What market conditions impacted the fund performance?

A.

The one-year ended September 30, 2010 presented U.S. equity investors with an extremely challenging macro-driven market environment. Against a backdrop of gradually recovering economic data, the market worked its way higher in the first six months, and the S&P 500 reached a high of 1217 on April 23rd. The investment climate changed strikingly in the middle of the period, as European sovereign debt concerns escalated. Within ten weeks the market hit its lows for the period, reacting not only to financial worries in Europe, but also uncertainties surrounding financial re-regulation in the U.S. From April highs through June the S&P 500 declined over 15%. Stocks continued to trade in a saw-tooth pattern through year-end on September 30th. When uncertainties reign, fundamentals tend to be ignored, and the market trades on macro data, driven by sentiment — it is either “risk-on” when the data look constructive, or “risk-off” when the data deteriorates. Correlations rose under these conditions, and it was very difficult for most mutual fund managers to add value through stock selection.

The wall of worry cast a heavy shadow on the financial stocks, which declined close to 3% during the period. In fact, the financials were the only S&P 500 sector to decline during the year, pressured further by government re-regulation which cast into doubt the future profitability of banks. Energy (+4.6%) and health care (+8.3%) also lagged the S&P 500. These two industries were also in the cross-hairs of government regulation during the period — Congress passed the historic health care industry overhaul in March and the government curtailed offshore drilling activity in the aftermath of the BP oil spill, among other new regulations. In the twelve-month period, consumer discretionary (+24%), industrials (+20%) and telecommunications (+19%) were the best performing S&P 500 sectors. However the market was tough to navigate as sentiment flip-flopped between euphoria and fear, resulting in high correlations among stocks, and no clear sector leadership in our view. In addition, the last twelve months saw the market favoring companies with smaller capitalizations and lower quality, to the detriment of some of our larger, blue chip holdings.

Q.	What were the primary drivers of fund performance?

A.	After last year’s outperformance, the Fund struggled to keep pace in an investing environment generally favoring smaller-cap, low quality companies this year. The key contributions came from strong stock selection among telecommunications and utilities stocks, while stock selection within financials, health care, consumer discretionary, technology and energy stock weighed most on returns.

The Fund benefited from strength in its wireless communications holdings, driven by rallies in NII Holdings (+37%) and American Tower (+41%). Nextel International rallied as the company sold a 30% stake in its Mexican wireless unit for $1.4 billion. American Tower benefited from strong secular growth in wireless data transmission and communications. Dominion was a top contributor within the utilities sector. A couple of positive contributors worth mentioning included Baidu (+162%). The dominant Chinese Internet search engine rallied as it took share from Google as it tousled with the Chinese government over censorship. Another highlight among individual holdings included Potash Corp. of Saskatchewan (+60%), which soared as the target of one of the year’s largest announced M&A transactions. We trimmed our holding in this leading maker of potash fertilizer after the deal was announced.

Financials and health care were the key sectors which caused the Fund to lag. In financials, 20%+ declines in both State Street and Goldman Sachs weighed on returns. State Street lagged amid low transactions volumes and a challenging net interest margin environment. By the end of the year, the company was addressing margin concerns, and the stock bounced 14% off of July lows. Goldman Sachs plunged on news of the SEC fraud allegations that emerged in April. We continued to hold Goldman at a lighter weighting at the end of the year, as we believed that its fundamentals and market leadership were not broken. Within health care, Amgen and Gilead both underperformed smaller biotech companies that enjoyed takeout premiums. We maintained our conviction in both stocks, and believed there is blockbuster potential for Amgen’s new bone-building therapy. The Fund’s modest overweight in health care stocks amplified the performance drag from these holdings.

Three other holdings created key performance drags. Research in Motion (-28%) declined as U.S. share losses plagued the BlackBerry maker. While we trimmed the position to reflect the shift in fundamentals, on the whole we continued to believe that there was ample growth in the smart phone market to support multiple competitors, especially outside of North America. Transocean (-32%) plunged in the aftermath of the Gulf oil spill. While we do not believe the company was responsible for the disaster, Transocean leased the Deepwater Horizon to BP. We sold our entire position, finding it difficult to quantify the risks going forward. Monsanto (-37%) endured weakness in its Round-Up herbicide business as cheap Chinese generics flooded the market. We continued to hold Monsanto, however, for its impressive pipeline of genetically modified seed technologies — historically a more significant earnings driver.

Q.	Were there any significant changes to the Fund during the period?

A.	No. Our process remained consistent as we continued to seek large cap, high quality companies that we felt had the potential to survive and grow market share during a slow, gradual recovery. We continued to emphasize companies with strong balance sheets and earnings stability, over more cyclical or leveraged opportunities. We added to health care, purchasing Omnicare, a leading provider of pharmaceutical care for the elderly, and Hospira in the specialty pharmaceutical and medication delivery business. We also added to our holdings in Life Technologies, Gilead and Johnson & Johnson. We increased our underweight in consumer discretionary and became underweight in energy, due to our Transocean elimination and trims of Marathon Oil, Chevron and Halliburton. We decreased our exposure to financials with profit uncertainties following financial re-regulation — we ended the year approximately market-weighted after eliminating Charles Schwab and Aon and trimming Goldman Sachs and JP Morgan. At September 30, 2010, the Fund’s largest overweights were in technology and materials, and the largest underweights were in industrials, consumer discretionary and consumer staples.

Valuations for many companies remain attractive, in our view. As the slow growth recovery continues, we believe that market share winners with strong balance sheets and management teams can survive, and have the potential to outperform. Amid changing market conditions in the past year, we have maintained our time-tested bottom-up stock selection approach with focus on a long-term investment horizon.

U.S. Equity Fund

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2010.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table for both “Actual” and “Hypothetical” do not reflect any transaction costs, such as sales charges or redemption fees.

April 1, 2010 - September 30, 2010

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return**
Investment Class	1,000.00	952.81	1.76
Service Class	1,000.00	951.83	2.98
Hypothetical 5% Return (2.5% for the period)
Investment Class	1,000.00	1,023.00	1.83
Service Class	1,000.00	1,021.77	3.09

*	Expenses are equal to the Fund’s annualized expense ratio of 0.36% for Investment Class shares and 0.61% for Service Class shares (for the period April 1, 2010 - September 30, 2010), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
**	Actual Fund Returns for the six-month period ended September 30, 2010 were as follows: -4.72% for Investment Class shares, and -4.82% for Service Class shares. Past performance does not guarantee future results.

U.S. Equity Fund	(unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital by investing at least 80% of its net assets under normal circumstances in common and preferred stocks and other types of equity securities of issuers that are tied economically to the U.S.

Morningstar Performance Comparison

Large Growth Peer Group

Based on average annual returns for periods ended 09/30/10

	One Year	Five Year	Ten Year
Number of funds in peer group	1744	1280	753
Peer group average annual total return*	10.31%	0.68%	-3.47%

Morningstar Category in peer group : Large Growth

*	Morningstar performance comparisons are based on average annual total returns for the one-year, five-year and ten-year periods indicated in the Large Growth peer group consisting of 1744, 1280 and 753 underlying funds, respectively.

Top Ten Largest Holdings as of September 30, 2010(b)

as a % of Fair Value (c)

Microsoft Corp.	3.36%
PepsiCo Inc.	3.20%
Amgen Inc.	2.68%
QUALCOMM Inc.	2.55%
Cisco Systems Inc.	2.37%
Apple Inc.	2.36%
Schlumberger Ltd.	2.24%
Exxon Mobil Corp.	2.17%
The Goldman Sachs Group Inc.	2.03%
International Business Machines Corp.	1.93%

Sector Allocation as of September 30, 2010(b)

Portfolio Composition as a % of the Fair Value of $423,806 (in thousands) as of September 30, 2010(c)

Change in Value of a $10,000 Investment

Investment Class Shares

Average Annual Total Return for the Periods Ended September 30, 2010

Investment Class Shares (Inception date: 11/25/97)
	One Year	Five Year	Ten Year	Commencement	Ending Value of a $10,000 Investment(a)
U.S. Equity Fund	4.40%	1.68%	0.82%	11/25/97	$10,846
S&P 500 Index	10.16%	0.64%	-0.43%		$9,575

Service Class Shares

Average Annual Total Return

for the Periods Ended September 30, 2010

Service Class Shares (Inception date: 1/3/01)

	One Year	Five Year	Since Inception		Commencement	Ending Value of a $10,000 Investment(a)
U.S. Equity Fund	4.20%	1.56%	0.96%		01/03/01	$10,970
S&P 500 Index	10.16%	0.64%	0.39%	**		$10,390

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

(c)	Fair value basis is inclusive of Short Term Investment in GE Money Market Fund.

*	Less than 0.1%

**	Index returns are not available from the Fund’s inception date and therefore are calculated from the month end nearest to the Service Class Shares’ inception date.

See Notes to Performance beginning on page 1 for further information.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

U.S. Equity Fund

Schedule of Investments	September 30, 2010

U.S. Equity Fund

	Number of Shares	Fair Value
Common Stock — 97.1%†

Advertising — 1.6%

Omnicom Group Inc.	171,845	$6,784,441

Aerospace & Defense — 3.2%

CAE Inc.	216,906	2,245,496
Hexcel Corp.	71,170	1,266,114	(a)
Honeywell International Inc.	126,075	5,539,736
ITT Corp.	10,673	499,817
Rockwell Collins Inc.	30,532	1,778,489
United Technologies Corp.	29,522	2,102,852
		13,432,504

Agricultural Products — 0.7%

Archer-Daniels-Midland Co.	90,408	2,885,823

Asset Management & Custody Banks — 3.4%

Ameriprise Financial Inc.	57,639	2,728,054
Invesco Ltd.	68,938	1,463,554
State Street Corp.	209,626	7,894,515	(e)
The Bank of New York Mellon Corp.	89,658	2,342,764
		14,428,887

Automotive Retail — 0.1%

O’Reilly Automotive Inc.	9,791	520,881	(a)

Biotechnology — 4.4%

Amgen Inc.	206,130	11,359,824	(a,h)
Gilead Sciences Inc.	211,907	7,546,008	(a)
		18,905,832

Brewers — 0.2%

Molson Coors Brewing Co.	14,409	680,393

Cable & Satellite — 1.2%

DIRECTV	76,855	3,199,474	(a)
Liberty Global Inc.	61,003	1,864,252	(a)
		5,063,726

Coal & Consumable Fuels — 0.2%

Peabody Energy Corp.	13,344	653,989

Communications Equipment — 5.4%

Cisco Systems Inc.	458,602	10,043,384	(a,h)
QUALCOMM Inc.	239,284	10,796,494
Research In Motion Ltd.	46,679	2,272,801	(a)
		23,112,679

Computer Hardware — 2.7%

Apple Inc.	35,249	10,001,904	(a)
Hewlett-Packard Co.	37,353	1,571,441
		11,573,345

	Number of Shares	Fair Value

Construction & Farm Machinery & Heavy Trucks — 1.0%

Cummins Inc.	14,318	$1,296,924
Deere & Co.	34,844	2,431,414
Navistar International Corp.	14,638	638,802	(a)
		4,367,140

Consumer Finance — 0.3%

Capital One Financial Corp.	29,295	1,158,617

Data Processing & Outsourced Services — 3.0%

The Western Union Co.	368,708	6,515,070
Visa Inc.	83,281	6,184,447
		12,699,517

Department Stores — 0.2%

Macy’s Inc.	41,097	948,930

Diversified Banks — 1.1%

US Bancorp	32,020	692,272
Wells Fargo & Co.	158,903	3,993,232
		4,685,504

Diversified Metals & Mining — 0.3%

Freeport-McMoRan Copper & Gold Inc.	16,975	1,449,495

Diversified Support Services — 0.4%

Iron Mountain Inc.	76,128	1,700,700

Electric Utilities — 1.7%

Edison International	24,014	825,841
Entergy Corp.	24,016	1,837,944
ITC Holdings Corp.	12,442	774,514
NextEra Energy Inc	39,926	2,171,575
Northeast Utilities	60,363	1,784,934
		7,394,808

Electrical Components & Equipment — 0.2%

Cooper Industries PLC	14,645	716,580

Electronic Components — 0.3%

Corning Inc.	69,380	1,268,266

Fertilizers & Agricultural Chemicals — 1.5%

Monsanto Co.	79,739	3,821,890
Potash Corporation of Saskatchewan Inc.	18,128	2,611,157
		6,433,047

General Merchandise Stores — 1.1%

Target Corp.	86,726	4,634,637

Gold — 0.3%

Barrick Gold Corp.	26,803	1,240,711

See Notes to Schedules of Investments and Notes to Financial Statements.

U.S. Equity Fund

Schedule of Investments	September 30, 2010

	Number of Shares	Fair Value

Healthcare Distributors — 0.3%

Cardinal Health Inc.	38,425	$1,269,562

Healthcare Equipment — 2.8%

Becton Dickinson and Co.	9,072	672,235
Covidien PLC	153,091	6,152,727
Hospira Inc.	32,022	1,825,574	(a)
ResMed Inc.	97,834	3,209,934	(a)
		11,860,470

Healthcare Services — 1.9%

Express Scripts Inc.	126,805	6,175,404	(a)
Omnicare Inc.	72,047	1,720,482
		7,895,886

Home Improvement Retail — 1.6%

Lowe’s Companies Inc.	305,299	6,805,115

Home Building — 0.1%

MDC Holdings Inc.	10,793	313,321

Home Furnishing Retail — 0.3%

Bed Bath & Beyond Inc.	30,602	1,328,433	(a)

Hotels, Resorts & Cruise Lines — 0.5%

Carnival Corp.	60,038	2,294,052

Household Products — 2.2%

Clorox Co.	50,133	3,346,879
The Procter & Gamble Co.	96,726	5,800,658
		9,147,537

Independent Power Producers & Energy Traders — 0.1%

Calpine Corp.	44,830	558,134	(a)

Industrial Gases — 1.2%

Praxair Inc.	57,017	5,146,354

Industrial Machinery — 0.2%

Eaton Corp.	9,073	748,432

Integrated Oil & Gas — 5.3%

Chevron Corp.	51,233	4,152,435
Exxon Mobil Corp.	148,938	9,202,879	(h)
Marathon Oil Corp.	64,042	2,119,790
Occidental Petroleum Corp.	23,698	1,855,553
Suncor Energy Inc.	160,130	5,212,231
		22,542,888

Integrated Telecommunication Services — 1.2%

AT&T Inc.	119,014	3,403,800
Verizon Communications Inc.	48,032	1,565,363
		4,969,163

Internet Software & Services — 2.4%

Baidu Inc. ADR	59,180	6,073,052	(a)
Google Inc.	7,834	4,119,039	(a)
		10,192,091

	Number of Shares	Fair Value

Investment Banking & Brokerage — 2.3%

Morgan Stanley	39,311	$970,195
The Goldman Sachs Group Inc.	59,469	8,598,028
		9,568,223

IT Consulting & Other Services — 2.0%

Cognizant Technology Solutions Corp.	4,535	292,371	(a)
International Business Machines Corp.	60,831	8,159,870
		8,452,241

Life & Health Insurance — 2.3%

Aflac Inc.	44,662	2,309,472
MetLife Inc.	37,893	1,456,986
Principal Financial Group Inc.	64,042	1,659,969
Prudential Financial Inc.	76,795	4,160,753
		9,587,180

Life Sciences Tools & Services — 1.2%

Life Technologies Corp.	51,255	2,393,096	(a)
Thermo Fisher Scientific Inc.	58,187	2,785,994	(a)
		5,179,090

Movies & Entertainment — 2.3%

News Corp.	160,113	2,091,076
The Walt Disney Co.	64,042	2,120,431
Time Warner Inc.	178,502	5,471,086
		9,682,593

Multi-Utilities — 0.5%

Dominion Resources Inc.	53,368	2,330,047

Oil & Gas Equipment & Services — 2.8%

Halliburton Co.	16,010	529,451
National Oilwell Varco Inc.	19,213	854,402
Schlumberger Ltd.	154,111	9,494,779
Weatherford International Ltd.	52,304	894,398	(a)
		11,773,030

Oil & Gas Exploration & Production — 1.6%

Apache Corp.	40,532	3,962,408
Devon Energy Corp.	28,143	1,821,978
Southwestern Energy Co.	36,781	1,229,957	(a)
		7,014,343

Oil & Gas Storage & Transportation — 0.7%

El Paso Corp.	165,445	2,048,209
Spectra Energy Corp.	34,692	782,305
		2,830,514

Other Diversified Financial Services — 3.6%

Bank of America Corp.	577,008	7,564,575
JPMorgan Chase & Co.	198,909	7,572,466
		15,137,041

Packaged Foods & Meats — 1.7%

Kraft Foods Inc.	181,348	5,596,399
McCormick & Company Inc.	18,677	785,181

See Notes to Schedules of Investments and Notes to Financial Statements.

U.S. Equity Fund

Schedule of Investments	September 30, 2010

	Number of Shares	Fair Value

Nestle S.A. ADR	16,011	$855,468
		7,237,048

Personal Products — 0.3%

Avon Products Inc.	45,246	1,452,849

Pharmaceuticals — 2.4%

Abbott Laboratories	11,168	583,416
Bristol-Myers Squibb Co.	118,700	3,217,957
Johnson & Johnson	64,576	4,001,129
Novartis AG ADR	8,006	461,706
Pfizer Inc.	111,680	1,917,546
		10,181,754

Property & Casualty Insurance — 0.6%

ACE Ltd.	42,694	2,486,925

Railroads — 1.0%

Union Pacific Corp.	49,780	4,072,004

Real Estate Services — 0.4%

CB Richard Ellis Group Inc.	86,518	1,581,549	(a)

Regional Banks — 0.1%

Regions Financial Corp.	89,584	651,276

Reinsurance — 0.4%

PartnerRe Ltd.	20,783	1,666,381

Security & Alarm Services — 0.5%

Corrections Corporation of America	81,652	2,015,171	(a)

Semiconductor Equipment — 0.4%

KLA-Tencor Corp.	50,385	1,775,064

Semiconductors — 2.4%

Intel Corp.	329,991	6,345,727
Microchip Technology Inc.	24,570	772,726
Texas Instruments Inc.	113,391	3,077,432
		10,195,885

Soft Drinks — 3.2%

PepsiCo Inc.	203,944	13,550,039

Specialized Finance — 1.6%

CME Group Inc.	25,447	6,627,671

Steel — 1.4%

Allegheny Technologies Inc.	127,961	5,943,788

Systems Software — 4.1%

Microsoft Corp.	582,195	14,257,956	(h)
Oracle Corp.	118,276	3,175,711
		17,433,667

	Number of Shares	Fair Value

Tobacco — 0.4%

Philip Morris International Inc.	30,953	$1,733,987

Wireless Telecommunication Services — 2.3%

American Tower Corp.	46,160	2,366,162	(a)
NII Holdings Inc.	181,430	7,456,773	(a)
		9,822,935

Total Common Stock (Cost $383,843,437)		411,794,185
Exchange Traded Funds — 1.7%

Financial Select Sector SPDR Fund	95,622	1,372,176	(n)
Industrial Select Sector SPDR Fund	189,077	5,914,329	(n)

Total Exchange Traded Funds (Cost $9,019,996)		7,286,505
Other Investments — 0.0%*
GEI Investment Fund (Cost $82,345)		74,934	(k)

Total Investments in Securities (Cost $392,945,778)		419,155,624
Short-Term Investments — 1.1%
GE Money Market Fund Institutional Class 0.03% (Cost $4,650,845)		4,650,845	(d,k)

Total Investments (Cost $397,596,623)		423,806,469

Other Assets and Liabilities, net — 0.1%		256,390

NET ASSETS — 100.0%		$424,062,859

Other Information

The Fund had the following short futures contracts open at September 30, 2010:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized (Depreciation)
S&P 500 Emini Index Futures	December 2010	53	$(3,012,255)	$(21,540)

See Notes to Schedules of Investments and Notes to Financial Statements.

S&P 500 Index Fund

SSgA Funds Management, Inc. (SSgA FM) is the sub-adviser to the S&P 500 Index Fund. SSgA FM is one of the State Street Global Advisors companies which constitute the investment management business of State Street Corporation. State Street Global Advisors has been in the business of providing investment advisory services since 1978. SSgA FM was formed in May 2001 as a result of a change in federal law.

SSgA FM manages portfolios using a team of investment professionals. The team approach is used to create an environment that encourages the flow of investment ideas. The portfolio managers within the team work together in a cohesive manner to develop and enhance techniques that drive the investment process for the respective investment strategy. Key professionals involved in the day-to-day portfolio management for the Fund include Karl Schneider and John Tucker. See portfolio managers’ biographical information beginning on page 141.

Q.	How did the GE Institutional S&P 500 Index Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended September 30, 2010?

A.	For the twelve-month period ended September 30, 2010, the GE Institutional S&P 500 Index Fund returned 9.96% for Investment Class shares and 9.60% for Service Class shares. The S&P 500 Index, the Fund’s benchmark, returned 10.16% and the Fund’s Morningstar peer group of 1,966 Large Blend Funds returned an average of 8.99% for the same period.

Q.	What market conditions impacted Fund performance?

A.	2010 started strongly for US equities, but after a choppy April and a traumatic May, stocks had to endure a June employment report that reflected a disappointing amount of hiring in the private sector. Recovering sentiment in Europe and solid growth in Asia allowed US equities to hold their own during early July, and when second-quarter earnings reports were broadly constructive, share prices were able to maintain their resilience through the passage of the Dodd-Frank financial reform bill. After a shaky August, US equities finished September with an uncharacteristically strong advance that lifted them to their best levels since mid-May.

Q.	What were the primary drivers of Fund performance?

A.	By utilizing a passive, full replication investment style, the Fund owned the same stocks and sectors in approximately the same weights as the S&P 500 Index. As of September 30, 2010, the four largest sectors in the S&P 500 Index were Information Technology (18.8%), Financials (15.6%), Health Care (11.6%), and Consumer Staples (11.3%). The highest returning sector for the last twelve months was Consumer Discretionary (+23.0%) followed by Industrials (+18.6%). The lowest returning sectors were Financials (-3.2%) and Energy (+4.01%).

Q.	Were there any significant changes to the Fund during the period?

A.	Over the last twelve months there were 19 index addition/deletion changes announced by Standard & Poors that impacted the Fund. Not all of the additions and deletions were bought and sold in the Fund, however, as many changes were a result of a merger or acquisition, or a spin-off involving another S&P 500 constituent. Additionally, there were numerous index share changes throughout the period, as well as at each quarter’s end that required no trading, as the weight change within the portfolio was negligible.

S&P 500 Index Fund

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2010.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table for both “Actual” and “Hypothetical” do not reflect any transaction costs, such as sales charges or redemption fees.

April 1, 2010 - September 30, 2010

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return**
Investment Class	1,000.00	985.64	0.75
Service Class	1,000.00	983.80	1.99
Hypothetical 5% Return (2.5% for the period)
Investment Class	1,000.00	1,024.03	0.76
Service Class	1,000.00	1,022.80	2.03

*	Expenses are equal to the Fund’s annualized expense ratio of 0.15% for Investment Class shares and 0.40% for Service Class shares (for the period April 1, 2010 - September 30, 2010), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
**	Actual Fund Returns for the six-month period ended September 30, 2010 were as follows: -1.44% for Investment Class shares, and -1.62% for Service Class shares. Past performance does not guarantee future results.

S&P 500 Index Fund	(unaudited)

Investment Profile

A mutual fund designed for investors who seek growth of capital and accumulation of income that corresponds to the investment return of the Standard & Poor’s 500 Composite Stock Index (S&P 500 Index) by seeking to replicate the return of the S&P 500 Index while holding transaction cost low and minimizing portfolio turnover.

Morningstar Performance Comparison

Large Blend Peer Group

Based on average annual returns for periods ended 09/30/10

	One Year	Three Year	Five Year	Ten Year
Number of funds in peer group	1966	1724	1423	761
Peer group average annual total return*	8.99%	-7.21%	0.31%	-0.99%

Morningstar Category in peer group : Large Blend

*	Morningstar performance comparisons are based on average annual total returns for the one-year, three-year, five-year and ten-year periods indicated in the Large Blend peer group consisting of 1966, 1724, 1423 and 761 underlying funds, respectively.

Top Ten Largest Holdings as of September 30, 2010(b)

as a % of Fair Value(c)

Exxon Mobil Corp.	2.97%
Apple Inc.	2.46%
Microsoft Corp.	1.76%
General Electric Co.	1.63%
Johnson & Johnson	1.61%
The Procter & Gamble Co.	1.61%
International Business Machines Corp.	1.59%
AT&T Inc.	1.59%
Chevron Corp.	1.54%
JPMorgan Chase & Co.	1.43%

Sector Allocation as of September 30, 2010(b)

Portfolio Composition as a % of the Fair Value of $66,420 (in thousands) as of September 30, 2010(c)

Change in Value of a $10,000 Investment

Investment Class Shares

Average Annual Total Return

for the Periods Ended September 30, 2010

Investment Class Shares (Inception date: 11/25/97)

	One Year	Five Year	Ten Year	Commencement	Ending Value of a $10,000 Investment(a)
S&P 500 Index Fund	9.96%	0.59%	-0.56%	11/25/97	9,453
S&P 500 Index	10.16%	0.64%	-0.43%		9,575

Service Class Shares

Average Annual Total Return

for the Periods Ended September 30, 2010

Service Class Shares (Inception date: 9/30/05)

	One Year	Three Year	Since Inception		Commencement	Ending Value of a $10,000 Investment(a)
S&P 500 Index Fund	9.60%	-7.42%	0.32%		09/30/05	10,159
S&P 500 Index	10.16%	-7.16%	0.64%	**		10,323

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

(c)	Fair value basis is inclusive of Short Term Investment in GE Money Market Fund.

*	Less than 0.1%

**	Index returns are not available from the Fund’s inception date and therefore are calculated from the month end nearest to the Service Class Shares’ inception date.

See Notes to Performance beginning on page 1 for further information.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

S&P 500 Index Fund

Schedule of Investments	September 30, 2010

S&P 500 Index Fund

	Number of Shares	Fair Value
Common Stock — 97.8%†

Advertising — 0.2%

Omnicom Group Inc.	2,000	$78,960
The Interpublic Group of Companies Inc.	3,200	32,096	(a)
		111,056

Aerospace & Defense — 2.7%

General Dynamics Corp.	2,400	150,744
Goodrich Corp.	800	58,984
Honeywell International Inc.	4,750	208,715
ITT Corp.	1,200	56,196
L-3 Communications Holdings Inc.	750	54,203
Lockheed Martin Corp.	1,940	138,283
Northrop Grumman Corp.	1,884	114,227
Precision Castparts Corp.	850	108,248
Raytheon Co.	2,300	105,133
Rockwell Collins Inc.	1,000	58,250
The Boeing Co.	4,600	306,084
United Technologies Corp.	5,800	413,133
		1,772,200

Agricultural Products — 0.2%

Archer-Daniels-Midland Co.	4,008	127,935

Air Freight & Logistics — 1.1%

CH Robinson Worldwide Inc.	1,000	69,920
Expeditors International of Washington Inc.	1,400	64,722
FedEx Corp.	1,900	162,450
United Parcel Service Inc.	6,200	413,478
		710,570

Airlines — 0.1%

Southwest Airlines Co.	4,550	59,469

Aluminum — 0.1%

Alcoa Inc.	6,484	78,521

Apparel Retail — 0.5%

Abercrombie & Fitch Co.	600	23,592
Ltd Brands Inc.	1,726	46,222
Ross Stores Inc.	800	43,696
The Gap Inc.	2,862	53,348
TJX Companies Inc.	2,600	116,038
Urban Outfitters Inc.	900	28,296	(a)
		311,192

Apparel, Accessories & Luxury Goods — 0.2%

Coach Inc.	1,900	81,624
Polo Ralph Lauren Corp.	400	35,944
VF Corp.	550	44,561
		162,129

	Number of Shares	Fair Value

Application Software — 0.6%

Adobe Systems Inc.	3,400	$88,910	(a)
Autodesk Inc.	1,500	47,955	(a)
Citrix Systems Inc.	1,200	81,888	(a)
Compuware Corp.	1,000	8,530	(a)
Intuit Inc.	1,800	78,858	(a)
Salesforce.com Inc.	700	78,260	(a)
		384,401

Asset Management & Custody Banks — 1.1%

Ameriprise Financial Inc.	1,660	78,568
Federated Investors Inc.	600	13,656
Franklin Resources Inc.	950	101,555
Invesco Ltd.	2,800	59,444
Janus Capital Group Inc.	1,200	13,140
Legg Mason Inc.	900	27,279
Northern Trust Corp.	1,500	72,360
State Street Corp.	3,200	120,512	(e)
T Rowe Price Group Inc.	1,600	80,104
The Bank of New York Mellon Corp.	7,541	197,046
		763,664

Auto Parts & Equipment — 0.2%

Johnson Controls Inc.	4,100	125,050

Automobile Manufacturers — 0.4%

Ford Motor Co.	21,214	259,659	(a)

Automotive Retail — 0.2%

AutoNation Inc.	468	10,881	(a)
AutoZone Inc.	180	41,204	(a)
CarMax Inc.	1,400	39,004	(a)
O’Reilly Automotive Inc.	900	47,880	(a)
		138,969

Biotechnology — 1.4%

Amgen Inc.	5,976	329,337	(a)
Biogen Idec Inc.	1,500	84,180	(a)
Celgene Corp.	2,900	167,069	(a)
Cephalon Inc.	440	27,474	(a)
Genzyme Corp.	1,600	113,264	(a)
Gilead Sciences Inc.	5,200	185,172	(a)
		906,496

Brewers — 0.1%

Molson Coors Brewing Co.	1,000	47,220

Broadcasting — 0.3%

CBS Corp.	4,450	70,577
Discovery Communications Inc.	1,700	74,035	(a)
Scripps Networks Interactive Inc.	600	28,548
		173,160

Building Products — 0.0%*

Masco Corp.	2,400	26,424

See Notes to Schedules of Investments and Notes to Financial Statements.

S&P 500 Index Fund

Schedule of Investments	September 30, 2010

	Number of Shares	Fair Value

Cable & Satellite — 1.0%

Comcast Corp.	17,588	$317,991
DIRECTV	5,400	224,802	(a)
Time Warner Cable Inc.	2,199	118,724
		661,517

Casinos & Gaming — 0.1%

International Game Technology	2,000	28,900
Wynn Resorts Ltd.	500	43,385
		72,285

Coal & Consumable Fuels — 0.2%

Consol Energy Inc.	1,500	55,440
Massey Energy Co.	600	18,612
Peabody Energy Corp.	1,700	83,317
		157,369

Commercial Printing — 0.0%*

RR Donnelley & Sons Co.	1,400	23,744

Communications Equipment — 2.3%

Cisco Systems Inc.	35,700	781,830	(a,h)
Harris Corp.	800	35,432
JDS Uniphase Corp.	1,450	17,966	(a)
Juniper Networks Inc.	3,400	103,190	(a)
Motorola Inc.	14,361	122,499	(a)
QUALCOMM Inc.	10,200	460,224
Tellabs Inc.	2,600	19,370
		1,540,511

Computer & Electronics Retail — 0.2%

Best Buy Company Inc.	2,250	91,868
GameStop Corp.	1,100	21,681	(a)
RadioShack Corp.	800	17,064
		130,613

Computer Hardware — 3.6%

Apple Inc.	5,754	1,632,698	(a)
Dell Inc.	10,600	137,376	(a)
Hewlett-Packard Co.	14,228	598,572
		2,368,646

Computer Storage & Peripherals — 0.8%

EMC Corp.	12,762	259,196	(a)
Lexmark International Inc.	500	22,310	(a)
NetApp Inc.	2,200	109,538	(a)
QLogic Corp.	800	14,112	(a)
SanDisk Corp.	1,500	54,975	(a)
Western Digital Corp.	1,500	42,585	(a)
		502,716

Construction & Engineering — 0.2%

Fluor Corp.	1,180	58,445
Jacobs Engineering Group Inc.	800	30,960	(a)
Quanta Services Inc.	1,400	26,712	(a)
		116,117

	Number of Shares	Fair Value

Construction & Farm Machinery & Heavy Trucks — 1.1%

Caterpillar Inc.	3,900	$306,852
Cummins Inc.	1,200	108,696
Deere & Co.	2,700	188,406
PACCAR Inc.	2,325	111,949
		715,903

Construction Materials — 0.0%*

Vulcan Materials Co.	800	29,536

Consumer Electronics — 0.0%*

Harman International Industries Inc.	500	16,705	(a)

Consumer Finance — 0.7%

American Express Co.	6,600	277,398	(h)
Capital One Financial Corp.	2,769	109,514
Discover Financial Services	3,550	59,214
SLM Corp.	3,100	35,805	(a)
		481,931

Data Processing & Outsourced Services — 1.2%

Automatic Data Processing Inc.	3,100	130,293
Computer Sciences Corp.	1,000	46,000
Fidelity National Information Services Inc.	1,600	43,408
Fiserv Inc.	1,000	53,820	(a)
Mastercard Inc.	620	138,880
Paychex Inc.	2,100	57,729
The Western Union Co.	4,250	75,098
Total System Services Inc.	1,338	20,391
Visa Inc.	3,100	230,206
		795,825

Department Stores — 0.4%

JC Penney Company Inc.	1,600	43,488
Kohl’s Corp.	1,900	100,092	(a)
Macy’s Inc.	2,782	64,236
Nordstrom Inc.	1,100	40,920
Sears Holdings Corp.	289	20,848	(a)
		269,584

Distillers & Vintners — 0.1%

Brown-Forman Corp.	725	44,689
Constellation Brands Inc.	1,300	22,997	(a)
		67,686

Distributors — 0.1%

Genuine Parts Co.	1,000	44,589

Diversified Financial Services — 5.2%

Bank of America Corp.	62,707	822,089	(h)
Comerica Inc.	1,150	42,723
Citigroup Inc.	149,013	581,151	(a)
JPMorgan Chase & Co.	24,867	946,687
US Bancorp	11,906	257,408
Wells Fargo & Co.	32,858	825,722
		3,475,780

See Notes to Schedules of Investments and Notes to Financial Statements.

S&P 500 Index Fund

Schedule of Investments	September 30, 2010

	Number of Shares	Fair Value

Diversified Chemicals — 0.9%

Eastman Chemical Co.	500	$37,000
EI du Pont de Nemours & Co.	5,603	250,006
FMC Corp.	500	34,205
PPG Industries Inc.	1,000	72,800
The Dow Chemical Co.	7,194	197,547
		591,558

Diversified Metals & Mining — 0.4%

Freeport-McMoRan Copper & Gold Inc.	2,974	253,950
Titanium Metals Corp.	600	11,976	(a)
		265,926

Diversified REIT’s — 0.1%

Vornado Realty Trust	1,036	88,609

Diversified Support Services — 0.1%

Cintas Corp.	900	24,795
Iron Mountain Inc.	1,200	26,808
		51,603

Drug Retail — 0.7%

CVS Caremark Corp.	8,481	266,897
Walgreen Co.	6,100	204,350
		471,247

Education Services — 0.1%

Apollo Group Inc.	800	41,080	(a)
DeVry Inc.	400	19,684
		60,764

Electric Utilities — 1.9%

Allegheny Energy Inc.	1,100	26,972
American Electric Power Company Inc.	2,940	106,516
Duke Energy Corp.	8,108	143,593
Edison International	2,100	72,219
Entergy Corp.	1,200	91,836
Exelon Corp.	4,050	172,449
FirstEnergy Corp.	1,831	70,567
NextEra Energy Inc	2,600	141,414
Northeast Utilities	1,200	35,484
Pepco Holdings Inc.	1,500	27,900
Pinnacle West Capital Corp.	700	28,889
PPL Corp.	3,000	81,690
Progress Energy Inc.	1,775	78,846
Southern Co.	5,100	189,924
		1,268,299

Electrical Components & Equipment — 0.5%

Emerson Electric Co.	4,700	247,502
Rockwell Automation Inc.	900	55,557
Roper Industries Inc.	600	39,108
		342,167

	Number of Shares	Fair Value

Electronic Components — 0.3%

Amphenol Corp.	1,100	$53,878
Corning Inc.	9,700	177,316
		231,194

Electronic Equipment & Instruments — 0.2%

Agilent Technologies Inc.	2,255	75,249	(a)
FLIR Systems Inc.	1,000	25,700	(a)
		100,949

Electronic Manufacturing Services — 0.1%

Jabil Circuit Inc.	1,300	18,733
Molex Inc.	850	17,791
		36,524

Environmental & Facilities Services — 0.3%

Republic Services Inc.	1,900	57,931
Stericycle Inc.	500	34,740	(a)
Waste Management Inc.	3,070	109,722
		202,393

Fertilizers & Agricultural Chemicals — 0.3%

CF Industries Holdings Inc.	450	42,975
Monsanto Co.	3,346	160,374
		203,349

Food Distributors — 0.2%

Sysco Corp.	3,600	102,672

Food Retail — 0.3%

Safeway Inc.	2,500	52,900
SUPERVALU Inc.	1,389	16,015
The Kroger Co.	4,100	88,806
Whole Foods Market Inc.	900	33,399	(a)
		191,120

Footwear — 0.3%

NIKE Inc.	2,400	192,336

Forest Products — 0.1%

Weyerhaeuser Co.	3,530	55,633

Gas Utilities — 0.1%

Nicor Inc.	200	9,164
Oneok Inc.	700	31,528
		40,692

General Merchandise Stores — 0.5%

Big Lots Inc.	500	16,625	(a)
Family Dollar Stores Inc.	900	39,744
Target Corp.	4,600	245,824
		302,193

See Notes to Schedules of Investments and Notes to Financial Statements.

S&P 500 Index Fund

Schedule of Investments	September 30, 2010

	Number of Shares	Fair Value

Gold — 0.3%

Newmont Mining Corp.	3,000	$188,430

Healthcare Distributors — 0.4%

AmerisourceBergen Corp.	1,688	51,754
Cardinal Health Inc.	2,175	71,862
McKesson Corp.	1,644	101,566
Patterson Companies Inc.	500	14,325
		239,507

Healthcare Equipment — 1.6%

Baxter International Inc.	3,700	176,527
Becton Dickinson and Co.	1,500	111,150
Boston Scientific Corp.	9,939	60,926	(a)
CareFusion Corp.	1,187	29,485	(a)
CR Bard Inc.	550	44,787
Hospira Inc.	1,000	57,010	(a)
Intuitive Surgical Inc.	240	68,098	(a)
Medtronic Inc.	6,800	228,344
St. Jude Medical Inc.	2,100	82,614	(a)
Stryker Corp.	2,100	105,105
Varian Medical Systems Inc.	800	48,400	(a)
Zimmer Holdings Inc.	1,290	67,506	(a)
		1,079,952

Healthcare Facilities — 0.0%*

Tenet Healthcare Corp.	2,900	13,688	(a)

Healthcare Services — 0.7%

DaVita Inc.	600	41,418	(a)
Express Scripts Inc.	3,500	170,450	(a)
Laboratory Corporation of America Holdings	600	47,058	(a)
Medco Health Solutions Inc.	2,688	139,937	(a)
Quest Diagnostics Inc.	1,000	50,470
		449,333

Healthcare Supplies — 0.0%*

DENTSPLY International Inc.	1,000	31,970

Healthcare Technology — 0.1%

Cerner Corp.	400	33,596	(a)

Home Entertainment Software — 0.1%

Electronic Arts Inc.	2,200	36,146	(a)

Home Furnishings — 0.0%*

Leggett & Platt Inc.	1,000	22,760

Home Improvement Retail — 0.8%

Home Depot Inc.	10,500	332,640
Lowe’s Companies Inc.	8,900	198,381
		531,021

	Number of Shares	Fair Value

Home Building — 0.1%

DR Horton Inc.	1,800	$20,016
Lennar Corp.	1,100	16,918
Pulte Group Inc.	2,087	18,282	(a)
		55,216

Home Furnishing Retail — 0.1%

Bed Bath & Beyond Inc.	1,700	73,797	(a)

Hotels, Resorts & Cruise Lines — 0.4%

Carnival Corp.	2,800	106,988
Marriott International Inc.	1,811	64,888
Starwood Hotels & Resorts Worldwide Inc.	1,200	63,060
Wyndham Worldwide Corp.	1,227	33,706
		268,642

Household Appliances — 0.2%

Stanley Black & Decker Inc.	1,055	64,650
Whirlpool Corp.	471	38,132
		102,782

Household Products — 2.3%

Clorox Co.	900	60,084
Colgate-Palmolive Co.	3,000	230,580
Kimberly-Clark Corp.	2,600	169,130
The Procter & Gamble Co.	17,795	1,067,166
		1,526,960

Housewares & Specialties — 0.1%

Fortune Brands Inc.	1,000	49,230
Newell Rubbermaid Inc.	1,815	32,325
		81,555

Human Resource & Employment Services — 0.0%*

Robert Half International Inc.	1,000	25,999

Hypermarkets & Super Centers — 1.3%

Costco Wholesale Corp.	2,800	180,572
Wal-Mart Stores Inc.	12,500	669,000
		849,572

Independent Power Producers & Energy Traders — 0.2%

Constellation Energy Group Inc.	1,300	41,912
NRG Energy Inc.	1,700	35,394	(a)
The AES Corp.	4,400	49,940	(a)
		127,246

Industrial Conglomerates — 2.4%

General Electric Co.	66,800	1,085,500	(h,l)
Textron Inc.	1,800	37,008
3M Co.	4,460	386,727
Tyco International Ltd.	3,200	117,536
		1,626,771

See Notes to Schedules of Investments and Notes to Financial Statements.

S&P 500 Index Fund

Schedule of Investments	September 30, 2010

	Number of Shares	Fair Value

Industrial Gases — 0.5%

Air Products & Chemicals Inc.	1,300	$107,666
Airgas Inc.	500	33,975
Praxair Inc.	1,950	176,007
		317,648

Industrial Machinery — 0.9%

Danaher Corp.	3,200	129,952
Dover Corp.	1,200	62,652
Eaton Corp.	1,000	82,490
Flowserve Corp.	300	32,826
Illinois Tool Works Inc.	3,200	150,464
Pall Corp.	800	33,312
Parker Hannifin Corp.	1,050	73,563
Snap-On Inc.	400	18,604
		583,863

Industrial REIT’s — 0.1%

ProLogis	3,100	36,518

Insurance Brokers — 0.2%

AON Corp.	1,600	62,576
Marsh & McLennan Companies Inc.	3,500	84,420
		146,996

Integrated Oil & Gas — 6.4%

Chevron Corp.	12,614	1,022,365
ConocoPhillips	9,316	535,018
Exxon Mobil Corp.	31,953	1,974,376	(h)
Hess Corp.	1,850	109,372
Marathon Oil Corp.	4,382	145,044
Murphy Oil Corp.	1,200	74,304
Occidental Petroleum Corp.	5,100	399,330
		4,259,809

Integrated Telecommunication Services — 2.8%

AT&T Inc.	36,931	1,056,227	(h)
CenturyTel Inc.	1,932	76,237
Frontier Communications Corp.	6,232	50,915
Qwest Communications International Inc.	10,817	67,823
Verizon Communications Inc.	17,666	575,735
Windstream Corp.	2,918	35,862
		1,862,799

Internet Retail — 0.7%

Amazoncom Inc.	2,217	348,202	(a)
Expedia Inc.	1,400	39,494
priceline.com Inc.	300	104,502	(a)
		492,198

Internet Software & Services — 1.8%

Akamai Technologies Inc.	1,100	55,198	(a)
eBay Inc.	7,000	170,800	(a)
Google Inc.	1,591	836,532	(a)
Monster Worldwide Inc.	900	11,664	(a)

	Number of Shares	Fair Value

VeriSign Inc.	1,100	$34,914	(a)
Yahoo! Inc.	8,400	119,028	(a)
		1,228,136

Investment Banking & Brokerage — 1.2%

E*Trade Financial Corp.	1,020	14,831
Morgan Stanley	8,700	214,716
The Charles Schwab Corp.	6,300	87,570
The Goldman Sachs Group Inc.	3,226	466,415
		783,532

IT Consulting & Other Services — 1.9%

Cognizant Technology Solutions Corp.	1,900	122,493	(a)
International Business Machines Corp.	7,891	1,058,499	(h)
SAIC Inc.	2,000	31,960	(a)
Teradata Corp.	1,100	42,416	(a)
		1,255,368

Leisure Products — 0.1%

Hasbro Inc.	850	37,834
Mattel Inc.	2,400	56,304
		94,138

Life & Health Insurance — 1.1%

Aflac Inc.	3,000	155,130
Lincoln National Corp.	1,822	43,582
MetLife Inc.	5,721	219,972
Principal Financial Group Inc.	2,100	54,432
Prudential Financial Inc.	2,900	157,122
Torchmark Corp.	500	26,570
Unum Group	2,146	47,534
		704,342

Life Sciences Tools & Services — 0.4%

Life Technologies Corp.	1,185	55,328	(a)
PerkinElmer Inc.	800	18,512
Thermo Fisher Scientific Inc.	2,500	119,700	(a)
Waters Corp.	600	42,468	(a)
		236,008

Managed Healthcare — 0.9%

Aetna Inc.	2,600	82,185
CIGNA Corp.	1,800	64,404
Coventry Healthcare Inc.	1,000	21,530	(a)
Humana Inc.	1,100	55,264	(a)
UnitedHealth Group Inc.	7,100	249,280
WellPoint Inc.	2,500	141,600	(a)
		614,263

Metal & Glass Containers — 0.1%

Ball Corp.	600	35,310
Owens-Illinois Inc.	1,100	30,866	(a)
Pactiv Corp.	900	29,682	(a)
		95,858

See Notes to Schedules of Investments and Notes to Financial Statements.

S&P 500 Index Fund

Schedule of Investments	September 30, 2010

	Number of Shares	Fair Value

Motorcycle Manufacturers — 0.1%

Harley-Davidson Inc.	1,500	$42,660

Movies & Entertainment — 1.4%

News Corp.	14,000	182,840
The Walt Disney Co.	12,000	397,320
Time Warner Inc.	7,083	217,094
Viacom Inc.	3,750	135,713
		932,967

Multi-Line Insurance — 0.4%

American International Group Inc.	831	32,492	(a)
Assurant Inc.	700	28,490
Genworth Financial Inc.	3,200	39,104	(a)
Hartford Financial Services Group Inc.	2,800	64,260
Loews Corp.	2,105	79,780
		244,126

Multi-Sector Holdings — 0.0%*

Leucadia National Corp.	1,300	30,706

Multi-Utilities — 1.4%

Ameren Corp.	1,600	45,440
CenterPoint Energy Inc.	2,600	40,872
CMS Energy Corp.	1,500	27,030	(a)
Consolidated Edison Inc.	1,800	86,796
Dominion Resources Inc.	3,700	161,542
DTE Energy Co.	1,100	50,523
Integrys Energy Group Inc.	494	25,718
NiSource Inc.	1,847	32,138
PG&E Corp.	2,400	109,008
Public Service Enterprise Group Inc.	3,100	102,548
SCANA Corp.	700	28,224
Sempra Energy	1,550	83,390
TECO Energy Inc.	1,400	24,248
Wisconsin Energy Corp.	700	40,460
Xcel Energy Inc.	3,015	69,255
		927,192

Office Electronics — 0.1%

Xerox Corp.	8,974	92,881

Office REIT’s — 0.1%

Boston Properties Inc.	900	74,808

Office Services & Supplies — 0.1%

Avery Dennison Corp.	700	25,984
Pitney Bowes Inc.	1,400	29,932
		55,916

Oil & Gas Drilling — 0.2%

Diamond Offshore Drilling Inc.	470	31,852
Helmerich & Payne Inc.	700	28,322
Nabors Industries Ltd.	1,900	34,314	(a)
Rowan Companies Inc.	800	24,288	(a)
		118,776

	Number of Shares	Fair Value

Oil & Gas Equipment & Services — 1.6%

Baker Hughes Inc.	2,630	$112,038
Cameron International Corp.	1,600	68,736	(a)
FMC Technologies Inc.	800	54,632	(a)
Halliburton Co.	5,745	189,987
National Oilwell Varco Inc.	2,700	120,069
Schlumberger Ltd.	8,514	524,548
		1,070,010

Oil & Gas Exploration & Production — 1.8%

Anadarko Petroleum Corp.	3,074	175,372
Apache Corp.	2,262	221,132
Cabot Oil & Gas Corp.	700	21,077
Chesapeake Energy Corp.	4,000	90,600
Denbury Resources Inc.	2,600	41,314	(a)
Devon Energy Corp.	2,778	179,848
EOG Resources Inc.	1,550	144,104
EQT Corp.	900	32,454
Noble Energy Inc.	1,060	79,595
Pioneer Natural Resources Co.	700	45,521
QEP Resources Inc.	1,000	30,140
Range Resources Corp.	1,000	38,130
Southwestern Energy Co.	2,100	70,224	(a)
		1,169,511

Oil & Gas Refining & Marketing — 0.2%

Sunoco Inc.	800	29,200
Tesoro Corp.	1,100	14,696
Valero Energy Corp.	3,700	64,787
		108,683

Oil & Gas Storage & Transportation — 0.3%

El Paso Corp.	4,283	53,024
Spectra Energy Corp.	3,954	89,163
The Williams Companies Inc.	3,600	68,796
		210,983

Packaged Foods & Meats — 1.6%

Campbell Soup Co.	1,200	42,899
ConAgra Foods Inc.	2,900	63,626
Dean Foods Co.	1,200	12,252	(a)
General Mills Inc.	4,100	149,814
HJ Heinz Co.	2,000	94,740
Hormel Foods Corp.	500	22,300
Kellogg Co.	1,600	80,816
Kraft Foods Inc.	10,826	334,090
McCormick & Company Inc.	900	37,836
Mead Johnson Nutrition Co.	1,246	70,910
Sara Lee Corp.	4,206	56,487
The Hershey Co.	1,000	47,590
The JM Smucker Co.	700	42,371
Tyson Foods Inc.	2,000	32,040
		1,087,771

See Notes to Schedules of Investments and Notes to Financial Statements.

S&P 500 Index Fund

Schedule of Investments	September 30, 2010

	Number of Shares	Fair Value

Paper Packaging — 0.1%

Bemis Company Inc.	700	$22,225
Sealed Air Corp.	1,100	24,728
		46,953

Paper Products — 0.1%

International Paper Co.	2,875	62,531
MeadWestvaco Corp.	1,100	26,818
		89,349

Personal Products — 0.2%

Avon Products Inc.	2,600	83,486
The Estee Lauder Companies Inc.	800	50,584
		134,070

Pharmaceuticals — 5.9%

Abbott Laboratories	9,600	501,504	(h)
Allergan Inc.	1,900	126,407
Bristol-Myers Squibb Co.	10,676	289,426
Eli Lilly & Co.	6,300	230,139	(h)
Forest Laboratories Inc.	1,800	55,674	(a)
Johnson & Johnson	17,268	1,069,925	(h)
King Pharmaceuticals Inc.	1,666	16,593	(a)
Merck & Company Inc.	19,275	709,513
Mylan Inc.	2,000	37,620	(a)
Pfizer Inc.	50,392	865,231	(h)
Watson Pharmaceuticals Inc.	700	29,617	(a)
		3,931,649

Photographic Products — 0.0%*

Eastman Kodak Co.	2,000	8,400	(a)

Property & Casualty Insurance — 2.3%

ACE Ltd.	2,100	122,325
Berkshire Hathaway Inc.	10,900	901,212	(a)
Chubb Corp.	2,000	113,980
Cincinnati Financial Corp.	1,038	29,946
The Allstate Corp.	3,300	104,115
The Progressive Corp.	4,300	89,741
The Travelers Companies Inc.	2,976	155,050
XL Group PLC	2,300	49,818
		1,566,187

Publishing — 0.2%

Gannett Company Inc.	1,600	19,568
Meredith Corp.	300	9,993
The McGraw-Hill Companies Inc.	1,900	62,814
The New York Times Co.	500	3,869	(a)
The Washington Post Co.	40	15,976
		112,220

Railroads — 0.8%

CSX Corp.	2,400	132,768
Norfolk Southern Corp.	2,300	136,873
Union Pacific Corp.	3,190	260,942
		530,583

	Number of Shares	Fair Value

Real Estate Services — 0.0%*

CB Richard Ellis Group Inc.	1,800	$32,904	(a)

Regional Banks — 1.0%

BB&T Corp.	4,300	103,544
Fifth Third Bancorp	5,219	62,784
First Horizon National Corp.	1,533	17,491	(a)
Huntington Bancshares Inc.	4,678	26,524
KeyCorp	5,800	46,168
M&T Bank Corp.	500	40,905
Marshall & Ilsley Corp.	3,498	24,626
PNC Financial Services Group Inc.	3,214	166,839
Regions Financial Corp.	7,873	57,237
SunTrust Banks Inc.	3,100	80,073
Zions Bancorporation	900	19,224
		645,415

Research & Consulting Services — 0.1%

Dun & Bradstreet Corp.	300	22,242
Equifax Inc.	800	24,960
		47,202

Residential REIT’s — 0.2%

Apartment Investment & Management Co.	805	17,211
AvalonBay Communities Inc.	545	56,642
Equity Residential	1,800	85,626
		159,479

Restaurants — 1.2%

Darden Restaurants Inc.	950	40,641
McDonald’s Corp.	6,689	498,397
Starbucks Corp.	4,600	117,668
Yum! Brands Inc.	2,900	133,574
		790,280

Retail REIT’s — 0.3%

Kimco Realty Corp.	2,700	42,525
Simon Property Group Inc.	1,850	171,569
		214,094

Semiconductor Equipment — 0.3%

Applied Materials Inc.	8,200	95,776
KLA-Tencor Corp.	1,100	38,753
MEMC Electronic Materials Inc.	1,500	17,880	(a)
Novellus Systems Inc.	700	18,606	(a)
Teradyne Inc.	1,300	14,482	(a)
		185,497

Semiconductors — 2.1%

Advanced Micro Devices Inc.	3,700	26,307	(a)
Altera Corp.	2,000	60,320
Analog Devices Inc.	1,900	59,622
Broadcom Corp.	2,700	95,553
First Solar Inc.	380	55,993	(a)
Intel Corp.	34,800	669,204	(h)

See Notes to Schedules of Investments and Notes to Financial Statements.

S&P 500 Index Fund

Schedule of Investments	September 30, 2010

	Number of Shares	Fair Value

Linear Technology Corp.	1,500	$46,095
LSI Corp.	4,300	19,608	(a)
Microchip Technology Inc.	1,200	37,740
Micron Technology Inc.	5,600	40,376	(a)
National Semiconductor Corp.	1,600	20,432
NVIDIA Corp.	3,700	43,216	(a)
Texas Instruments Inc.	7,600	206,264
Xilinx Inc.	1,600	42,576
		1,423,306

Soft Drinks — 2.4%

Coca-Cola Enterprises Inc.	2,100	65,100	(a)
Dr Pepper Snapple Group Inc.	1,600	56,832
PepsiCo Inc.	9,972	662,540
The Coca-Cola Co.	14,400	842,688	(h)
		1,627,160

Specialized Consumer Services — 0.0%*

H&R Block Inc.	2,200	28,490

Specialized Finance — 0.4%

CME Group Inc.	425	110,691
IntercontinentalExchange Inc.	495	51,836	(a)
Moody’s Corp.	1,300	32,474
NYSE Euronext	1,700	48,569
The NASDAQ OMX Group Inc.	1,000	19,430	(a)
		263,000

Specialized REIT’s — 0.5%

HCP Inc.	1,900	68,362
Healthcare Inc.	800	37,872
Host Hotels & Resorts Inc.	4,157	60,193
Plum Creek Timber Company Inc.	1,100	38,830
Public Storage	890	86,366
Ventas Inc.	1,000	51,570
		343,193

Specialty Chemicals — 0.3%

Ecolab Inc.	1,500	76,110
International Flavors & Fragrances Inc.	500	24,260
Sigma-Aldrich Corp.	800	48,304
The Sherwin-Williams Co.	600	45,084
		193,758

Specialty Stores — 0.2%

Office Depot Inc.	2,000	9,200	(a)
Staples Inc.	4,450	93,094
Tiffany & Co.	800	37,592
		139,886

Steel — 0.3%

AK Steel Holding Corp.	700	9,667
Allegheny Technologies Inc.	600	27,870
Cliffs Natural Resources Inc.	800	51,136
Nucor Corp.	1,900	72,580

	Number of Shares	Fair Value

United States Steel Corp.	880	$38,579
		199,832

Systems Software — 3.2%

BMC Software Inc.	1,200	48,576	(a)
CA Inc.	2,350	49,632
McAfee Inc.	1,000	47,260	(a)
Microsoft Corp.	47,700	1,168,173	(h)
Novell Inc.	2,600	15,522	(a)
Oracle Corp.	24,407	655,328
Red Hat Inc.	1,200	49,200	(a)
Symantec Corp.	5,059	76,745	(a)
		2,110,436

Thrifts & Mortgage Finance — 0.1%

Hudson City Bancorp Inc.	3,100	38,006
People’s United Financial Inc.	2,500	32,725
		70,731

Tires & Rubber — 0.0%*

The Goodyear Tire & Rubber Co.	1,600	17,200	(a)

Tobacco — 1.7%

Altria Group Inc.	13,000	312,260	(h)
Lorillard Inc.	916	73,564
Philip Morris International Inc.	11,600	649,832
Reynolds American Inc.	1,100	65,329
		1,100,985

Trading Companies & Distributors — 0.1%

Fastenal Co.	800	42,552
WW Grainger Inc.	350	41,689
		84,241

Trucking — 0.0%*

Ryder System Inc.	400	17,108

Wireless Telecommunication Services — 0.3%

American Tower Corp.	2,500	128,150	(a)
MetroPCS Communications Inc.	1,900	19,874	(a)
Sprint Nextel Corp.	18,301	84,733	(a)
		232,757

Total Common Stock (Cost $69,756,288)		65,018,174
Other Investments — 0.0%*

GEI Investment Fund (Cost $30,793)		28,021	(k)

Total Investments in Securities (Cost $69,787,081)		65,046,195

See Notes to Schedules of Investments and Notes to Financial Statements.

S&P 500 Index Fund

Schedule of Investments	September 30, 2010

			Fair Value
Short-Term Investments — 2.1%

Short-Term Investments — 1.9%
GE Money Market Fund Institutional Class 0.03%			$1,254,543	(d,k)

		Principal Amount	Fair Value

U.S. Government — 0.2%

U.S. Treasury Bill
0.01%	10/14/10	$119,000	118,996	(d)

Total Short-Term Investments (Cost $1,373,539)			1,373,539

Total Investments (Cost $71,160,620)			66,419,734

Other Assets and Liabilities, net — 0.1%			86,764

NET ASSETS — 100.0%			$66,506,498

Other Information

The Fund had the following long futures contracts open at September 30, 2010:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation
S&P 500 Emini Index Futures	December 2010	26	$1,477,710	$54,930

See Notes to Schedules of Investments and Notes to Financial Statements.

Core Value Equity Fund

Stephen V. Gelhaus

Vice President

Paul C. Reinhardt

Senior Vice President

The Core Value Equity Fund is co-managed by Paul C. Reinhardt and Stephen V. Gelhaus. Messrs. Reinhardt and Gelhaus both manage the Fund as a collaborative team. Both portfolio managers have the authority to increase or decrease existing positions in the Fund; however, Mr. Reinhardt, as lead manager, is vested with the authority to purchase securities that are new to the Fund or to divest the Fund of its entire position in a security. Mr. Reinhardt also has veto authority over Mr. Gelhaus’ trade decisions. See portfolio managers’ biographical information beginning on page 141.

Q.	How did the GE Institutional Core Value Equity Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended September 30, 2010?

A.	For the twelve-month period ended September 30, 2010, the GE Institutional Core Value Equity Fund returned 6.64% for the Investment Class shares and 6.35% for the Service Class shares. The S&P 500 Index, the Fund’s benchmark, returned 10.16% and the Fund’s Morningstar peer group of 1,966 Large Blend Funds returned an average of 8.99% for the same period.

Q.	What market conditions impacted the fund performance?

A.

The one-year ended September 30, 2010 presented U.S. equity investors with an extremely challenging macro-driven market environment. Against a backdrop of gradually recovering economic data, the market worked its way higher in the first six months, and the S&P 500 reached a high of 1217 on April 23rd. The investment climate changed strikingly in the middle of the period, as European sovereign debt concerns escalated. Within ten weeks the market hit its lows for the period, reacting not only to financial worries in Europe, but also uncertainties surrounding financial re-regulation in the U.S. From April highs through June the S&P 500 declined over 15%. Stocks continued to trade in a saw-tooth pattern through year-end on September 30th. When uncertainties reign, fundamentals tend to be ignored, and the market trades on macro data, driven by sentiment — it is either “risk-on” when the data look constructive, or “risk-off” when the data deteriorates. Correlations rose under these conditions, and it was very difficult for most mutual fund managers to add value through stock selection.

The wall of worry cast a heavy shadow on the financial stocks, which declined close to 3% during the period. In fact, the financials were the only S&P 500 sector to decline during the year, pressured further by government re-regulation which cast into doubt the future profitability of banks. Energy (+4.6%) and health care (+8.3%) also lagged the S&P 500. These two industries were also in the crosshairs of government regulation during the period — Congress passed the historic health care industry overhaul in March and the government curtailed offshore drilling activity in the aftermath of the BP oil spill, among other new regulations. In the twelve-month period, consumer discretionary (+24%), industrials (+20%) and telecommunication were the best performing sectors in the S&P 500. However the market was tough to navigate as sentiment flip-flopped between euphoria and fear, resulting in high correlations among stocks, and no clear sector leadership in our view. In addition, the last twelve months saw the market favoring companies with smaller capitalizations and lower quality, to the detriment of some of our larger, blue chip holdings.

Q.	What were the primary drivers of fund performance?

A.

The Fund struggled to keep pace in an investing environment generally favoring smaller-cap, low quality companies during the year. The key contributions came from strong stock selection among materials, industrials and utilities stocks, although our financials, consumer discretionary,

Core Value Equity Fund

technology and health care stock selections weighed most on returns. Core Value benefited from strong stock selection in materials and industrials — some of the sectors levered to cyclical recovery and relative strength in emerging markets. Potash Corp. of Saskatchewan (+60%) soared as the target of one of the year’s largest announced M&A transactions. We trimmed our holding in this leading maker of potash fertilizer on strength after the deal. Within industrials, Deere (+25.9%) and Eaton (+27.0%) contributed, each benefiting from strong end market demand for its machinery products (i.e., global agricultural equipment for Deere and industrial/transportation components for Eaton). Union Pacific also rallied 42% on a pick-up in rail transportation volumes. Other key single-stock contributors for the year included Ameriprise (+33% as it built its asset management presence) and Dominion Resources (+33% an outperformer in utilities). An advantageous overweight in utilities also boosted Fund annual returns.

Unfortunately, the fund was modestly overweight in financials, the only S&P 500 sector with a negative annual return. Some of the holdings which pressured performance included were companies hurt by lower equity transactions volumes during the year (i.e., State Street (-28%) and Bank of New York Mellon (-9%) in capital markets). Underweighting consumer discretionary hurt performance, as it was the benchmark’s top performing sector. In particular, our media holdings lagged due to underperformance in News Corp. (-16%). A75% run-up in pricey internet retailers (e.g., Amazon.com and priceline.com) also impacted relative performance; however these stocks did not fit our relative value criteria, and were not owned. High momentum stocks also hurt relative performance within technology — not owning Apple (+53%) was the Fund’s greatest single performance detractor. Western Union (-5%) cost relative returns, although the stock was acting much better by the end of the year on a management change and pick-up in fundamentals. We continued to believe that the large blue chip technology companies we own have the ability to generate good free cash flow that can be used to the benefit of patient shareholders.

Health care stocks struggled on a relative basis during the year, and our holdings were no exception. Amgen (-9%) underperformed smaller biotech stocks which commanded takeout premiums during the year, but we continued to believe there is blockbuster potential for Amgen’s new bone-building therapy expected to be launched within the next six months. Baxter International also pulled back and was eliminated on deteriorating fundamentals.

Q.	Were there any significant changes to the Fund during the period?

A.	The Fund continued to emphasize financially strong companies that the investment team believes can gain market share in a slow-growth economic environment. The biggest changes in positioning included new overweights in consumer staples and utilities, and decreasing our overweight in financials. We also lightened our exposure to industrials, taking profits in names like Deere, Eaton and Rockwell Collins as they rallied. Consumer discretionary and information technology continued to be underweighted sectors in the portfolio.

As smaller cap, more cyclical stocks outperformed, the valuation of large-cap, multinational consumer staples companies became even more compelling. In this environment we increased our holdings in Archer Daniels Midland, Clorox, Kraft, and Oracle. We also built our overweight in energy, taking advantage of valuations in the sector, and anticipating long-term supply-demand imbalances. We initiated positions in Suncor, Hess and Weatherford International, while adding to our ExxonMobil position.

We funded these purchases with proceeds from our financials sales, including eliminations of Goldman Sachs and MetLife post the announcement of the firm’s purchase of AIG’s life insurance business. We also sold Baxter International, Boston Scientific, CVS Caremark and Alliant Techsystems due to fundamental concerns. In addition, we eliminated Nike and trimmed Cardinal Health McCormick and Dominion on price strength.

Core Value Equity Fund

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2010.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table for both “Actual” and “Hypothetical” do not reflect any transaction costs, such as sales charges or redemption fees.

April 1, 2010 - September 30, 2010

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return**
Investment Class	1,000.00	971.22	2.03
Service Class	1,000.00	970.02	3.26
Hypothetical 5% Return (2.5% for the period)
Investment Class	1,000.00	1,022.76	2.08
Service Class	1,000.00	1,021.53	3.34

*	Expenses are equal to the Fund’s annualized expense ratio of 0.41% for Investment Class shares and 0.66% for Service Class shares (for the period April 1, 2010 - September 30, 2010), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
**	Actual Fund Returns for the six-month period ended September 30, 2010 were as follows: -2.88% for Investment Class shares, and -3.00% for Service Class shares. Past performance does not guarantee future results.

Core Value Equity Fund	(unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital and future income by investing at least 80% of its net assets under normal circumstances in common and preferred stocks and other types of equity securities. The Fund invests primarily in U.S. companies that the portfolio manager believes are undervalued by the market but have solid growth prospects.

Morningstar Performance Comparison

Large Blend Peer Group

Based on average annual returns for periods ended 09/30/10

	One Year	Three Year	Five Year	Ten Year
Number of funds in peer group	1,966	1,724	1,423	761
Peer group average annual total return*	8.99	-7.21	0.31	-0.99

Morningstar Category in peer group : Large Blend

*	Morningstar performance comparisons are based on average annual total returns for the one-year, three-year, five-year and ten-year periods indicated in the Large Blend peer group consisting of 1966, 1724, 1423 and 761 underlying funds, respectively.

Top Ten Largest Holdings as of September 30, 2010(b)

as a % of Fair Value(c)

International Business Machines Corp.	3.22%
Microsoft Corp.	2.72%
PepsiCo Inc.	2.62%
Exxon Mobil Corp.	2.53%
JPMorgan Chase & Co.	2.51%
Time Warner Inc.	2.47%
The Procter & Gamble Co.	2.40%
Chevron Corp.	2.40%
Johnson & Johnson	2.31%
Omnicom Group Inc.	2.19%

Sector Allocation as of September 30, 2010(b)

Portfolio Composition as a % of the Fair Value of $124,383 (in thousands) as of September 30, 2010(c)

Change in Value of a $10,000 Investment

Investment Class Shares

Average Annual Total Return

for the Periods Ended September 30, 2010

Investment Class Shares (Inception date: 2/2/00)

	One Year	Five Year	Ten Year	Commencement	Ending value of a $10,000 investment(a)
Core Value Equity Fund	6.64%	2.80%	2.05%	02/02/00	$12,254
S&P 500 Index	10.16%	0.64%	-0.43%		$9,575

Service Class Shares

Average Annual Total Return for the Periods Ended September 30, 2010

Service Class Shares (Inception date: 9/30/05)

	One Year	Three Year	Since Inception		Commencement	Ending value of a $10,000 investment(a)
Core Value Equity Fund	6.35%	-5.18%	2.56%		09/30/05	$11,347
S&P 500 Index	10.16%	-7.16%	0.64%	**		$10,323

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

(c)	Fair Value Basis is inclusive of Short Term Investment in GE Money Market Fund.

*	Less than 0.1%

**	Index returns are not available from the Fund’s inception date and therefore are calculated from the month end nearest to the Service Class Shares’ inception date.

See Notes to Performance beginning on page 1 for further information.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Core Value Equity Fund

Schedule of Investments	September 30, 2010

Core Value Equity Fund

	Number of Shares	Fair Value
Common Stock — 97.5%†

Advertising — 2.2%

Omnicom Group Inc.	68,950	$2,722,146

Aerospace & Defense — 2.5%

Honeywell International Inc.	48,648	2,137,593
ITT Corp.	7,661	358,764
Rockwell Collins Inc.	9,619	560,307
		3,056,664

Agricultural Products — 1.1%

Archer-Daniels-Midland Co.	41,370	1,320,531

Asset Management & Custody Banks — 4.4%

Ameriprise Financial Inc.	41,370	1,958,042
Invesco Ltd.	29,112	618,047
State Street Corp.	31,794	1,197,362	(e)
The Bank of New York Mellon Corp.	64,353	1,681,544
		5,454,995

Biotechnology — 2.1%

Amgen Inc.	34,475	1,899,917	(a,h)
Gilead Sciences Inc.	21,068	750,232	(a)
		2,650,149

Brewers — 0.4%

Molson Coors Brewing Co.	10,342	488,349

Coal & Consumable Fuels — 0.4%

Peabody Energy Corp.	9,576	469,320

Communications Equipment — 1.1%

Cisco Systems Inc.	62,437	1,367,370	(a,h)

Computer Hardware — 0.9%

Hewlett-Packard Co.	26,814	1,128,065

Construction & Farm Machinery & Heavy Trucks — 1.4%

Deere & Co.	25,010	1,745,198

Data Processing & Outsourced Services — 1.7%

The Western Union Co.	118,748	2,098,277

Department Stores — 0.6%

Macy’s Inc.	29,495	681,040

Diversified Banks — 2.3%

US Bancorp	22,984	496,914

	Number of Shares	Fair Value

Wells Fargo & Co.	91,841	$2,307,964
		2,804,878

Diversified Metals & Mining — 0.8%

Freeport-McMoRan Copper & Gold Inc.	12,184	1,040,392

Electric Utilities — 2.7%

Edison International	17,237	592,781
Entergy Corp.	17,237	1,319,147
NextEra Energy Inc	15,322	833,364
Northeast Utilities	19,152	566,325
		3,311,617

Electronic Components — 0.7%

Corning Inc.	49,797	910,289

Fertilizers & Agricultural Chemicals — 1.1%

Potash Corporation of Saskatchewan Inc.	9,576	1,379,327

General Merchandise Stores — 0.3%

Target Corp.	7,054	376,965

Gold — 0.7%

Barrick Gold Corp.	19,238	890,527

Healthcare Distributors — 0.7%

Cardinal Health Inc.	27,580	911,244

Healthcare Equipment — 1.6%

Becton Dickinson and Co.	6,512	482,539
Covidien PLC	38,296	1,539,116
		2,021,655

Healthcare Services — 1.0%

Omnicare Inc.	52,743	1,259,503

Home Improvement Retail — 0.7%

Lowe’s Companies Inc.	40,604	905,064

Home Furnishing Retail — 0.5%

Bed Bath & Beyond Inc.	14,173	615,250	(a)

Hotels, Resorts & Cruise Lines — 0.2%

Carnival Corp.	6,895	263,458

Household Products — 3.9%

Clorox Co.	27,580	1,841,241
The Procter & Gamble Co.	49,797	2,986,326
		4,827,567

Independent Power Producers & Energy Traders — 0.3%

Calpine Corp.	32,177	400,604	(a)

See Notes to Schedules of Investments and Notes to Financial Statements.

Core Value Equity Fund

Schedule of Investments	September 30, 2010

	Number of Shares	Fair Value

Industrial Machinery — 0.4%

Eaton Corp.	6,512	$537,175	(h)

Integrated Oil & Gas — 7.1%

Chevron Corp.	36,774	2,980,532
Exxon Mobil Corp.	50,946	3,147,953	(h)
Marathon Oil Corp.	45,967	1,521,507
Occidental Petroleum Corp.	4,980	389,934
Suncor Energy Inc.	24,515	797,963
		8,837,889

Integrated Telecommunication Services — 2.9%

AT&T Inc.	85,421	2,443,041
Verizon Communications Inc.	34,475	1,123,540
		3,566,581

Investment Banking & Brokerage — 0.6%

Morgan Stanley	28,216	696,371

IT Consulting & Other Services — 3.2%

International Business Machines Corp.	29,819	3,999,921	(h)

Life & Health Insurance — 3.5%

MetLife Inc.	27,196	1,045,686
Principal Financial Group Inc.	45,967	1,191,465
Prudential Financial Inc.	38,305	2,075,365
		4,312,516

Life Sciences Tools & Services — 0.9%

Life Technologies Corp.	4,980	232,516	(a)
Thermo Fisher Scientific Inc.	19,152	916,998	(a)
		1,149,514

Movies & Entertainment — 4.9%

News Corp.	114,916	1,500,803
The Walt Disney Co.	45,967	1,521,968
Time Warner Inc.	100,360	3,076,034
		6,098,805

Multi-Utilities — 1.4%

Dominion Resources Inc.	38,306	1,672,440

Oil & Gas Equipment & Services — 2.1%

Halliburton Co.	11,492	380,041
National Oilwell Varco Inc.	13,789	613,197
Schlumberger Ltd.	16,353	1,007,508
Weatherford International Ltd.	37,539	641,917	(a)
		2,642,663

Oil & Gas Exploration & Production — 2.7%

Apache Corp.	20,301	1,984,625
Devon Energy Corp.	20,200	1,307,748
		3,292,373

	Number of Shares	Fair Value

Oil & Gas Storage & Transportation — 1.3%

El Paso Corp.	80,442	$995,872
Spectra Energy Corp.	24,899	561,472
		1,557,344

Other Diversified Financial Services — 4.3%

Bank of America Corp.	172,375	2,259,836
JPMorgan Chase & Co.	82,073	3,124,519
		5,384,355

Packaged Foods & Meats — 2.9%

Kraft Foods Inc.	79,292	2,446,951
McCormick & Company Inc.	13,407	563,631
Nestle S.A. ADR	11,492	614,017
		3,624,599

Personal Products — 0.4%

Avon Products Inc.	16,854	541,182

Pharmaceuticals — 5.1%

Abbott Laboratories	8,016	418,755
Bristol-Myers Squibb Co.	47,883	1,298,108
Johnson & Johnson	46,350	2,871,846
Novartis AG ADR	5,746	331,372
Pfizer Inc.	80,159	1,376,330
		6,296,411

Property & Casualty Insurance — 1.4%

ACE Ltd.	30,645	1,785,072

Railroads — 1.4%

Union Pacific Corp.	20,521	1,678,618

Reinsurance — 1.0%

PartnerRe Ltd.	14,985	1,201,497

Semiconductor Equipment — 0.6%

KLA-Tencor Corp.	20,841	734,228

Semiconductors — 3.5%

Intel Corp.	122,960	2,364,521
Microchip Technology Inc.	17,635	554,621
Texas Instruments Inc.	54,394	1,476,253
		4,395,395

Soft Drinks — 2.6%

PepsiCo Inc.	49,031	3,257,619

Steel — 1.2%

Allegheny Technologies Inc.	31,299	1,453,839

Systems Software — 4.3%

Microsoft Corp.	137,900	3,377,171	(h)

See Notes to Schedules of Investments and Notes to Financial Statements.

Core Value Equity Fund

Schedule of Investments	September 30, 2010

	Number of Shares	Fair Value

Oracle Corp.	70,865	$1,902,725	(h)
		5,279,896

Tobacco — 1.0%

Philip Morris International Inc.	22,217	1,244,596

Wireless Telecommunication Services — 0.5%

American Tower Corp.	11,875	608,713	(a)

Total Common Stock (Cost $108,913,763 )		120,950,057
Exchange Traded Funds — 1.7%
Financial Select Sector SPDR Fund	28,075	402,876	(n)
Industrial Select Sector SPDR Fund	54,044	1,690,496	(h,n)

Total Exchange Traded Funds (Cost $1,975,561)		2,093,372
Other Investments — 0.0%*
GEI Investment Fund (Cost $22,109)		20,119	(k)

Total Investments in Securities (Cost $110,911,433)		123,063,548
Short-Term Investments — 1.0%
GE Money Market Fund Institutional Class 0.03% (Cost $1,319,452)		1,319,452	(d,k)

Total Investments (Cost $112,230,885)		124,383,000

Liabilities in Excess of Other Assets, net — (0.2)%		(309,928)

NET ASSETS — 100.0%		$124,073,071

Other Information

The Fund had the following long futures contracts open at September 30, 2010:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation
S&P 500 Emini Index Futures	December 2010	5	$284,175	$10,547

See Notes to Schedules of Investments and Notes to Financial Statements.

Premier Growth Equity Fund

David B. Carlson Co-Chief Investment Officer – U.S. Equities

The Premier Growth Equity Fund is managed by David B. Carlson. See portfolio managers’ biographical information beginning on page 141.

Q.	How did the GE Institutional Premier Growth Equity Fund perform compared to its benchmarks and Morningstar peer group for the twelve-month period ended September 30, 2010?

A.	For the twelve-month period ended September 30, 2010, the GE Institutional Premier Growth Equity Fund returned 6.39% for the Investment Class shares and 6.20% for the Service Class shares. The Fund’s broad based benchmarks, The S&P 500 Index and the Russell 1000 Growth Index, returned 10.16% and 12.66% respectively, and the Fund’s Morningstar peer group of 1,744 Large Growth Funds returned an average of 10.31% for the same period.

Q.	What market conditions impacted the Fund performance?

A.	The one-year ended September 30, 2010 presented U.S. equity investors with an extremely challenging macro-driven market environment. Against a backdrop of gradually recovering economic data, the market worked its way higher in the first six months, and the S&P 500 reached a high of 1217 on April 23rd. The investment climate changed strikingly in the middle of the period, as European sovereign debt concerns escalated. Within ten weeks the market hit its lows for the period, reacting not only to financial worries in Europe, but also uncertainties surrounding financial re-regulation in the U.S. From April highs through June the S&P 500 declined over 15%. Stocks continued to trade in a saw-tooth pattern through year-end on September 30th. When uncertainties reign, fundamentals tend to be ignored, and the market trades on macro data, driven by sentiment — it is either “risk-on” when the data look constructive, or “risk-off” when the data deteriorates. Correlations rose under these conditions, and it was very difficult for most mutual fund managers to add value through stock selection.

The wall of worry cast a heavy shadow on the financial stocks, which declined close to 3% during the period. In fact, the financials were the only S&P 500 sector to decline during the year, pressured further by government re-regulation which cast into doubt the future profitability of banks. Energy (+4.6%) and health care (+8.3%) also lagged the S&P 500. These two industries were also in the crosshairs of government regulation during the period — Congress passed the historic health care industry overhaul in March and the government curtailed offshore drilling activity in the aftermath of the BP oil spill, among other new regulations. In the twelve-month period, consumer discretionary (+24%), industrials (+20%) and telecommunication (+19%) were the best performing sectors in the S&P 500. However the market was tough to navigate as sentiment flip-flopped between euphoria and fear, resulting in high correlations among stocks, and no clear sector leadership in our view. In addition, the last twelve months saw the market favoring companies with smaller capitalizations and lower quality, to the detriment of some of our larger, blue chip holdings.

Q.	What were the primary drivers of Fund performance?

A.	From a sector standpoint, health care was the biggest detriment to performance for the year. With the passage of the new healthcare regulation, we will see an increased tax burden placed on many healthcare companies. In addition to the regulation concerns, the sluggish U.S. economy has resulted in lower than expected healthcare utilization. Biotech holdings Amgen and Gilead and medical device company Medtronic all lagged the market during the year. Even in animal health, our holding in VCA Antech lagged due to lower than expected utilization brought about from the slow economy.

In the materials sector, our holding in Monsanto lagged the market. A flood of cheap Chinese herbicide generics drove prices down for Monsanto’s Round-Up franchise. We continued to own Monsanto for its higher-growth genetically modified seeds and traits business which has historically been a more significant earnings driver than its chemicals business.

The consumer discretionary sector was a positive contributor to performance with Direct TV and Liberty Global up strongly for the year. In the technology sector we had strong performance in Baidu, a Chinese internet company, and Intuit, a US software company. In the telecom sector, our holding in American Tower benefited from the continuing growth in wireless voice and data.

Q.	Were there any significant changes to the Fund during the period?

A.	There were no significant changes during the year. There were 37 stocks in the portfolio at year-end. The Technology sector remains the largest sector weight at approximately 34%. Tech looked attractive to us for several reasons; above-average growth, significant international mix, strong cash flow generation and attractive valuation levels. The portfolio was also overweighted in consumer discretionary, health care, and financials at year-end.

In terms of portfolio activity, earlier this year we initiated a position in Apple and sold Molex. We also eliminated our position in Transocean, after the Deepwater Horizon accident in the Gulf of Mexico. Although we do not believe Transocean was responsible for the disaster, they leased the rig to BP. We replaced Transocean with Southwestern Energy — a natural gas and oil developer and producer with a strong production growth outlook. Within health care, we lightened our exposure to Medtronic and initiated a position in Covidien, a health care equipment and supplies company that we believe may be facing fewer headwinds. We maintained our underweight in pharmaceutical companies and our overweight in biotech companies, preferring biotech’s innovative pipelines.

On the margin, we modestly decreased our exposure within financials, energy and consumer discretionary (taking profits in Bed Bath & Beyond and Liberty Global), and added to our holdings within healthcare and technology, driven by what we believe were compelling valuations. We continue to focus on achieving a portfolio of high quality, above-average growers that we believe will outperform over the long term.

Premier Growth Equity Fund

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2010.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table for both “Actual” and “Hypothetical” do not reflect any transaction costs, such as sales charges or redemption fees.

April 1, 2010 - September 30, 2010

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return**
Investment Class	1,000.00	957.09	1.86
Service Class	1,000.00	956.68	3.09
Hypothetical 5% Return (2.5% for the period)
Investment Class	1,000.00	1,022.90	1.93
Service Class	1,000.00	1,021.68	3.19

*	Expenses are equal to the Fund’s annualized expense ratio of 0.38% for Investment Class shares and 0.63% for Service Class shares (for the period April 1, 2010 - September 30, 2010), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
**	Actual Fund Returns for the six-month period ended September 30, 2010 were as follows: -4.29% for Investment Class shares, and -4.33% for Service Class shares. Past performance does not guarantee future results.

Premier Growth Equity Fund	(unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital and future income by investing at least 80% of its net assets under normal circumstances in common and preferred stocks and other types of equity securities. The Fund invests primarily in a limited number of large- and medium-sized companies that the portfolio manager believes have above-average growth histories and/or growth potential.

Morningstar Performance Comparison

Large Growth Peer Group

Based on average annual returns for periods ended 09/30/10

	One Year	Five Year	Ten Year
Number of Funds in peer group	1744	1280	753
Peer group average annual total return*	10.31%	0.68%	-3.47%

Morningstar Category in peer group : Large Growth

*	Morningstar performance comparisons are based on average annual total returns for the one-year, five-year and ten-year periods indicated in the Large Growth peer group consisting of 1744, 1280 and 753 underlying funds, respectively.

Top Ten Largest Holdings as of September 30, 2010(b)

as a % of Fair Value(c)

QUALCOMM Inc.	4.49%
PepsiCo Inc.	4.25%
The Western Union Co.	4.21%
DIRECTV	4.16%
American Tower Corp.	3.84%
Amgen Inc.	3.73%
Liberty Global Inc.	3.66%
Schlumberger Ltd.	3.56%
CME Group Inc.	3.52%
Visa Inc.	3.50%

Sector Allocation as of September 30, 2010(b)

Portfolio Composition as a % of the Fair Value of $249,468 (in thousands) as of September 30, 2010(c)

Change in Value of a $10,000 Investment

Investment Class Shares

Average Annual Total Return

for the Periods Ended September 30, 2010

Investment Class Shares (Inception date: 10/29/99)

	One Year	Five Year	Ten Year	Commencement	Ending value of a $10,000 investment(a)
Premier Growth Equity Fund	6.39%	1.29%	0.25%	10/29/99	10,253
S&P 500 Index	10.16%	0.64%	-0.43%		9,575
Russell 1000 Growth	12.66%	2.06%	-3.43%		7,054

Service Class Shares

Average Annual Total Return

for the Periods Ended September 30, 2010

Service Class Shares (Inception date: 1/3/01)

	One Year	Five Year	Since Inception		Commencement	Ending value of a $10,000 investment(a)
Premier Growth Equity Fund	6.20%	0.94%	0.67%		01/03/01	10,670
S&P 500 Index	10.16%	0.64%	0.39%	*		10,390
Russell 1000 Growth	12.66%	2.06%	-1.12%	*		8,964

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

(c)	Fair Value basis is inclusive of Short Term Investment in GE Money Market Fund.

*	Index returns are not available from the Fund’s inception date and therefore are calculated from the month end nearest to the Service Class Shares’ inception date.

See Notes to Performance beginning on page 1 for further information.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Premier Growth Equity Fund

Schedule of Investments	September 30, 2010

Premier Growth Equity Fund

	Number of Shares	Fair Value
Common Stock — 95.8%†

Application Software — 2.3.%

Intuit Inc.	131,836	$5,775,735	(a)

Asset Management & Custody Banks — 2.9%

State Street Corp.	190,090	7,158,789	(e)

Biotechnology — 5.3%

Amgen Inc.	168,628	9,293,089	(a)
Gilead Sciences Inc.	110,375	3,930,454	(a)
		13,223,543

Cable & Satellite — 9.0%

Comcast Corp.	171,694	2,920,515
DIRECTV	249,570	10,389,599	(a)
Liberty Global Inc.	298,625	9,125,980	(a)
		22,436,094

Communications Equipment — 8.7%

Cisco Systems Inc.	328,059	7,184,492	(a,h)
QUALCOMM Inc.	248,344	11,205,281
Research In Motion Ltd.	66,225	3,224,495	(a)
		21,614,268

Computer Hardware — 3.0%

Apple Inc.	26,328	7,470,570	(a)

Data Processing & Outsourced Services — 9.5%

Paychex Inc.	162,496	4,467,015
The Western Union Co.	594,798	10,510,081
Visa Inc.	117,733	8,742,853
		23,719,949

Diversified Support Services — 2.3%

Iron Mountain Inc.	260,608	5,821,983

Electronic Components — 1.2%

Corning Inc.	165,562	3,026,473

Fertilizers & Agricultural Chemicals — 2.0%

Monsanto Co.	103,017	4,937,605

Healthcare Equipment — 2.8%

Covidien PLC	63,772	2,562,997
Medtronic Inc.	128,770	4,324,097
		6,887,094

Healthcare Facilities — 1.1%

VCA Antech Inc.	128,771	2,715,780	(a)

	Number of Shares	Fair Value

Healthcare Services — 4.6%

Express Scripts Inc.	154,525	$7,525,367	(a)
Lincare Holdings Inc.	153,299	3,846,272
		11,371,639

Home Improvement Retail — 2.6%

Lowe’s Companies Inc.	294,333	6,560,683

Homefurnishing Retail — 3.2%

Bed Bath & Beyond Inc.	183,958	7,985,617	(a,h)

Hotels, Resorts & Cruise Lines — 1.5%

Carnival Corp.	98,111	3,748,821

Industrial Machinery — 3.1%

Dover Corp.	147,167	7,683,589

Internet Software & Services — 5.3%

Baidu Inc. ADR	72,380	7,427,636	(a)
eBay Inc.	233,014	5,685,542	(a)
		13,113,178

Investment Banking & Brokerage — 3.1%

The Goldman Sachs Group Inc.	53,348	7,713,054

Life & Health Insurance — 1.4%

Aflac Inc.	66,225	3,424,495

Oil & Gas Equipment & Services — 4.5%

Schlumberger Ltd.	144,101	8,878,063
Southwestern Energy Co.	73,583	2,460,615	(a)
		11,338,678

Real Estate Services — 2.1%

CB Richard Ellis Group Inc.	280,230	5,122,604	(a)

Soft Drinks — 4.2%

PepsiCo Inc.	159,430	10,592,529

Specialized Finance — 3.5%

CME Group Inc.	33,725	8,783,676

Systems Software — 2.8%

Microsoft Corp.	282,070	6,907,894

Wireless Telecommunication Services — 3.8%

American Tower Corp.	187,024	9,586,850	(a)

Total Common Stock (Cost $227,003,003)		238,721,190

See Notes to Schedules of Investments and Notes to Financial Statements.

Premier Growth Equity Fund

Schedule of Investments	September 30, 2010

	Number of Shares	Fair Value
Other Investments — 0.0%*
GEI Investment Fund (Cost $158,570)		$144,299	(k)

Total Investments in Securities (Cost $227,161,573)		238,865,489
Short-Term Investments — 4.2%
GE Money Market Fund Institutional Class 0.03% (Cost $10,602,249)		10,602,249	(d,k)

Total Investments (Cost $237,763,822)		249,467,738

Liabilities in Excess of Other Assets, net — (0.0)%*		(93,053)

NET ASSETS — 100.0%		$249,374,685

Other Information

The Fund had the following long futures contracts open at September 30, 2010

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation
S&P 500 Emini Index Futures	December 2010	74	$4,205,790	$104,585

See Notes to Schedules of Investments and Notes to Financial Statements.

Small-Cap Equity Fund

                                    [GRAPHIC]

David Wiederecht

President and Chief Investment Officer – Investment Strategies

The Small-Cap Equity Fund is managed by David Wiederecht, who is vested with oversight authority over the Fund’s sub-advisers that provide day-to-day management of the assets of the Fund allocated to them. Mr. Wiederecht has full discretion in determining the assets that are allocated to each sub-adviser. The current sub-advisers of the Fund are as follows: Champlain Investment Partners, LLC; GlobeFlex Capital, LP; Kennedy Capital Management, Inc.; Palisade Capital Management L.L.C., and SouthernSun Asset Management, LLC. See portfolio managers’ biographical information beginning on page 141.

Q.	How did the GE Institutional Small-Cap Equity Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended September 30, 2010?

A.	For the twelve-month period ended September 30, 2010, the GE Institutional Small-Cap Equity Fund returned 13.91% for the Investment Class shares and 13.61% for the Service Class shares. The Russell 2000 Index, the Fund’s benchmark, returned 13.34% and the Fund’s Morningstar peer group of 645 Small Blend Funds returned an average of 13.34% for the same period.

Q.	What market conditions impacted Fund performance?

A.	The last twelve months ended September 30, 2010 presented investors with an extremely challenging market environment. U.S. equity markets exhibited an uptrend during the first half of the period, aided by improving economic data pointing to the continuation of a slow and steady economic recovery and government stimulus. In a subsequent second quarter 2010 reversal, stocks plunged as double-dip fears emerged and investors sought defensive investments such as gold and treasury bonds. Stocks continued their saw-tooth pattern in the third quarter of 2010, which was characterized by mixed economic data and lingering uncertainties — from both the European banking situation and growing U.S. government involvement in the business arena.

Q.	What were the primary drivers of Fund performance?

A.	The Fund outperformed the Russell 2000 Index over the twelve-month period ended September 2010. The outperformance, spread across seven sectors, was most pronounced in the industrials and financials sectors. In the Industrials sector, a slight overweight position complemented by strong stock selection produced a strong outperformance versus the industrial stocks of the Russell 2000 Index over the same twelve month period. In the financials sector, a large underweight position combined with strong stock selection benefited the Fund’s performance versus the index. Strong stock selection was also exhibited within the information technology sector. Detractors to fund performance resided mainly in the healthcare and materials sectors, where a slight overweight in healthcare, along with stock selection within the materials sector detracted from relative performance versus the Russell 2000 Index during the period.

Q.	Were there any significant changes to the Fund during the period?

A.	On September 10, 2010, the Board of Trustees approved the hiring of Kennedy Capital Management, Inc. as an additional investment sub-adviser for the Fund. Kennedy will serve as one of five sub-advisers to the Fund, and will manage a portion of the Fund’s assets allocated to it by the Adviser. Additionally, effective September 10, 2010, David Wiederecht assumed overall portfolio management responsibilities for the Fund.

Small-Cap Equity Fund

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2010.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table for both “Actual” and “Hypothetical” do not reflect any transaction costs, such as sales charges or redemption fees.

April 1, 2010 - September 30, 2010

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return**
Investment Class	1,000.00	1,016.94	4.50
Service Class	1,000.00	1,016.01	5.76
Hypothetical 5% Return (2.5% for the period)
Investment Class	1,000.00	1,020.40	4.51
Service Class	1,000.00	1,019.17	5.77

*	Expenses are equal to the Fund’s annualized expense ratio of 0.89% for Investment Class shares and 1.14% for Service Class shares, (for the period April 1, 2010 - September 30, 2010), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
**	Actual Fund Returns for the six-month period ended September 30, 2010 were as follows: 1.69% for Investment Class shares, and 1.60% for Service Class shares. Past performance does not guarantee future results.

Small-Cap Equity Fund	(unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital by investing at least 80% of its net assets under normal circumstances in common and preferred stocks and other types of equity securities of small-cap companies. The Fund uses a multi sub-adviser investment strategy that combines growth, value and core investment management styles, which allows the Fund to benefit from both value and growth cycles in the marketplace.

Morningstar Performance Comparison

Small Blend Peer Group

Based on average annual returns for periods ended 09/30/10

	One Year	Three Year	Five Year	Ten Year
Number of funds in peer group	645	556	475	254
Peer group average annual total return*	13.34%	-5.17%	0.79%	4.91%

Morningstar Category in peer group : Small Blend

*	Morningstar performance comparisons are based on average annual total returns for the one-year, three-year, five-year and ten-year periods indicated in the Small Blend peer group consisting of 645, 556, 475 and 254 underlying funds, respectively.

Top Ten Largest Holdings as of September 30, 2010(b)

as a % of Fair Value(c)

Sensient Technologies Corp.	1.29%
Oil States International Inc.	1.08%
Del Monte Foods Co.	1.01%
SM Energy Co.	0.98%
LKQ Corp.	0.96%
Jarden Corp.	0.94%
Deckers Outdoor Corp.	0.92%
HCC Insurance Holdings Inc.	0.89%
Bio-Reference Laboratories Inc.	0.89%
Cracker Barrel Old Country Store Inc.	0.88%

Sector Allocation as of September 30, 2010(b)

Portfolio Composition as a % of the Fair Value of $720,303 (in thousands) as of September 30, 2010(c)

Change in Value of a $10,000 Investment

Investment Class Shares

Average Annual Total Return

for the Periods Ended September 30, 2010

Investment Class Shares (Inception date: 8/3/98)

	One Year	Five Year	Ten Year	Commencement	Ending value of a $10,000 investment(a)
Small-Cap Equity Fund	13.91%	1.27%	5.51%	08/03/98	17,092
Russell 2000 Index	13.34%	1.59%	4.01%		14,817

Service Class Shares

Average Annual Total Return

for the Periods Ended September 30, 2010

Service Class Shares (Inception date: 9/30/05)

	One Year	Three Year	Since Inception		Commencement	Ending value of a $10,000 investment(a)
Small-Cap Equity Fund	13.61%	-5.10%	1.03%		09/30/05	10,524
Russell 2000 Index	13.34%	-4.29%	1.59%	**		10,823

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.
(c)	Fair Value Basis is inclusive of Short Term Investment in GE Money Market Fund.

*	Less than 0.1%

**	Index returns are not available from the Fund’s inception date and therefore are calculated from the month end nearest the Service Class Shares’ inception date.

See Notes to Performance beginning on page 1 for further information.

Past performance does not predict future performance, The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Small-Cap Equity Fund

Schedule of Investments	September 30, 2010

Small-Cap Equity Fund

	Number of Shares	Fair Value
Common Stock — 93.7%†

Advertising — 0.8%

Arbitron Inc.	196,700	$5,501,699

Aerospace & Defense — 0.9%

Esterline Technologies Corp.	19,549	1,118,789	(a)
Herley Industries Inc.	8,430	139,095	(a)
Moog Inc.	11,960	424,700	(a)
Teledyne Technologies Inc.	127,900	5,092,978	(a)
		6,775,562

Agricultural Products — 0.6%

Darling International Inc.	452,000	3,851,040	(a)
Fresh Del Monte Produce Inc.	21,850	474,145	(a)
		4,325,185

Air Freight & Logistics — 0.3%

Dynamex Inc.	12,300	187,575	(a)
UTi Worldwide Inc.	103,750	1,668,300
		1,855,875

Apparel Retail — 1.4%

Aeropostale Inc.	137,400	3,194,550	(a)
American Eagle Outfitters Inc.	97,000	1,451,120
Bebe Stores Inc.	44,750	322,648
Brown Shoe Company Inc.	21,650	248,326
Genesco Inc.	13,015	388,888	(a)
JOS A Bank Clothiers Inc.	11,100	472,971	(a)
The Buckle Inc.	151,000	4,007,540
The Finish Line Inc.	28,200	392,262
		10,478,305

Apparel, Accessories & Luxury Goods — 0.8%

Columbia Sportswear Co.	72,710	4,249,172
Fossil Inc.	12,800	688,512	(a)
Maidenform Brands Inc.	21,000	605,850	(a)
Movado Group Inc.	21,135	229,949	(a)
		5,773,483

Application Software — 5.5%

ACI Worldwide Inc.	72,800	1,629,992	(a)
AsiaInfo Holdings Inc.	18,200	359,086	(a)
Blackbaud Inc.	237,500	5,709,500
Blackboard Inc.	80,500	2,901,220	(a)
Bottomline Technologies Inc.	133,200	2,045,952	(a)
Concur Technologies Inc.	40,500	2,002,320	(a)
Ebix Inc.	107,500	2,520,875
ePlus Inc.	16,250	348,562	(a)
Interactive Intelligence Inc.	34,600	608,960	(a)
Jack Henry & Associates Inc.	80,500	2,052,750
Mentor Graphics Corp.	11,695	123,616	(a)

	Number of Shares	Fair Value

MicroStrategy Inc.	21,500	$1,862,115	(a)
Parametric Technology Corp.	301,200	5,885,448	(a)
Quest Software Inc.	27,760	682,618	(a)
SolarWinds Inc.	134,500	2,321,470	(a)
Solera Holdings Inc.	79,950	3,530,592
SS&C Technologies Holdings Inc.	73,010	1,153,558	(a)
Ultimate Software Group Inc.	99,500	3,844,680	(a)
		39,583,314

Asset Management & Custody Banks — 0.7%

Affiliated Managers Group Inc.	48,675	3,797,137	(a)
Waddell & Reed Financial Inc.	53,500	1,463,760
		5,260,897

Auto Parts & Equipment — 0.4%

China Automotive Systems Inc.	13,450	205,516	(a)
Dana Holding Corp.	61,095	752,690	(a)
Federal-Mogul Corp.	16,950	320,524	(a)
Modine Manufacturing Co.	32,460	421,006	(a)
Spartan Motors Inc.	22,170	102,869
Stoneridge Inc.	37,955	398,907	(a)
Tenneco Inc.	7,750	224,518	(a)
Wonder Auto Technology Inc.	66,353	564,664	(a)
		2,990,694

Automobile Manufacturers — 0.0%*

Thor Industries Inc.	10,750	359,050

Automotive Retail — 0.1%

America’s Car-Mart Inc.	19,330	486,729	(a)

Biotechnology — 1.0%

Cubist Pharmaceuticals Inc.	68,050	1,591,690	(a)
Genomic Health Inc.	80,000	1,068,800	(a)
Martek Biosciences Corp.	94,000	2,127,220	(a)
Myriad Genetics Inc.	120,500	1,977,405	(a)
PDL BioPharma Inc.	44,836	235,837
		7,000,952

Building Products — 0.2%

AAON Inc.	20,715	487,217
Apogee Enterprises Inc.	16,520	151,158
Universal Forest Products Inc.	16,375	478,969
		1,117,344

Coal & Consumable Fuels — 0.5%

James River Coal Co.	190,600	3,341,218	(a)

Commercial Printing — 0.1%

Multi-Color Corp.	26,300	405,020

Commodity Chemicals — 0.6%

Hawkins Inc.	6,065	214,822
Koppers Holdings Inc.	145,300	3,904,211
		4,119,033

See Notes to Schedules of Investments and Notes to Financial Statements.

Small-Cap Equity Fund

Schedule of Investments	September 30, 2010

	Number of Shares	Fair Value

Communications Equipment — 1.0%

Acme Packet Inc.	11,850	$449,589	(a)
Arris Group Inc.	45,560	445,121	(a)
Cogo Group Inc.	45,613	281,888	(a)
CommScope Inc.	159,200	3,779,408	(a)
Comtech Telecommunications Corp.	7,040	192,544	(a)
DG FastChannel Inc.	9,100	197,925	(a)
Loral Space & Communications Inc.	10,900	568,980	(a)
Netgear Inc.	22,050	595,570	(a)
Oplink Communications Inc.	19,400	384,896	(a)
PC-Tel Inc.	39,534	242,739	(a)
Plantronics Inc.	12,150	410,427
		7,549,087

Computer & Electronics Retail — 0.0%*

Systemax Inc.	19,880	244,126

Construction & Engineering — 1.3%

Chicago Bridge & Iron Company N.V.	157,500	3,850,875	(a)
Great Lakes Dredge & Dock Corp.	51,550	299,505
Orion Marine Group Inc.	15,535	192,789	(a)
Quanta Services Inc.	46,300	883,404	(a)
URS Corp.	101,000	3,835,980	(a)
		9,062,553

Construction & Farm Machinery & Heavy Trucks — 2.1%

AGCO Corp.	90,100	3,514,801	(a)
Astec Industries Inc.	20,150	574,880	(a)
Cascade Corp.	80,885	2,572,143
Greenbrier Companies Inc.	11,880	185,209	(a)
Hawk Corp.	4,359	188,614	(a)
NACCO Industries Inc.	2,400	209,736
The Manitowoc Company Inc.	9,595	116,195
The Toro Co.	7,075	397,827
Trinity Industries Inc.	174,590	3,888,119
WABCO Holdings Inc.	12,900	541,026	(a)
Wabtec Corp.	62,000	2,962,980
		15,151,530

Consumer Electronics — 0.1%

Harman International Industries Inc.	15,445	516,017	(a)

Consumer Finance — 0.2%

Ezcorp Inc.	21,050	421,842	(a)
First Cash Financial Services Inc.	14,600	405,150	(a)
Nelnet Inc.	20,850	477,048
		1,304,040

Data Processing & Outsourced Services — 1.5%

ExlService Holdings Inc.	13,450	261,602	(a)
Global Cash Access Holdings Inc.	353,200	1,441,056	(a)
NeuStar Inc.	53,800	1,337,468	(a)
TeleTech Holdings Inc.	18,450	273,798	(a)

	Number of Shares	Fair Value

TNS Inc.	17,605	$298,405	(a)
VeriFone Holdings Inc.	153,550	4,770,799	(a)
Wright Express Corp.	70,000	2,499,700	(a)
		10,882,828

Distributors — 1.0%

LKQ Corp.	333,700	6,940,960	(a)

Diversified Metals & Mining — 0.6%

Compass Minerals International Inc.	53,700	4,114,494

Diversified Real Estate Activities — 0.1%

Coresite Realty Corp. (REIT)	56,100	919,479	(a)

Diversified (REIT’s) — 0.1%

Washington Real Estate Investment Trust	14,340	455,008

Diversified Support Services — 0.8%

Copart Inc.	40,000	1,318,800	(a)
Healthcare Services Group Inc.	101,700	2,317,743
Ritchie Bros Auctioneers Inc.	107,500	2,232,775
Unifirst Corp.	4,850	214,128
		6,083,446

Education Services — 0.7%

American Public Education Inc.	53,500	1,758,010	(a)
Bridgepoint Education Inc.	8,263	127,746	(a)
K12 Inc.	80,500	2,336,915	(a)
Lincoln Educational Services Corp.	42,400	610,984	(a)
		4,833,655

Electric Utilities — 0.9%

Allete Inc.	11,755	428,235
IDACORP Inc.	147,200	5,287,424
Westar Energy Inc.	20,215	489,809
		6,205,468

Electrical Components & Equipment — 1.9%

Baldor Electric Co.	124,100	5,013,640
Brady Corp.	165,475	4,826,906
Generac Holdings Inc.	12,420	169,409	(a)
II-VI Inc.	9,370	349,782	(a)
LSI Industries Inc.	22,300	143,166
Regal-Beloit Corp.	7,795	457,489
Woodward Governor Co.	94,200	3,053,964
		14,014,356

Electronic Components — 0.0%*

Vishay Intertechnology Inc.	34,400	332,992	(a)

Electronic Equipment & Instruments — 1.3%

Checkpoint Systems Inc.	15,500	315,425	(a)
Coherent Inc.	9,000	360,090	(a)
Daktronics Inc.	25,935	254,682

See Notes to Schedules of Investments and Notes to Financial Statements.

Small-Cap Equity Fund

Schedule of Investments	September 30, 2010

	Number of Shares	Fair Value

FARO Technologies Inc.	67,500	$1,472,175	(a)
Keithley Instruments Inc.	26,219	563,971
National Instruments Corp.	110,000	3,592,600
Newport Corp.	166,000	1,882,440	(a)
Rofin-Sinar Technologies Inc.	28,695	728,279	(a)
		9,169,662

Electronic Manufacturing Services — 0.4%

Benchmark Electronics Inc.	36,533	599,141	(a)
CTS Corp.	32,500	312,650
DDi Corp.	27,900	257,796
Measurement Specialties Inc.	9,760	180,365	(a)
Methode Electronics Inc.	76,495	694,575
Multi-Fineline Electronix Inc.	21,500	472,785	(a)
Park Electrochemical Corp.	13,200	347,688
Plexus Corp.	6,800	199,580	(a)
Zygo Corp.	5,000	49,000	(a)
		3,113,580

Environmental & Facilities Services — 1.3%

ABM Industries Inc.	199,000	4,296,410
Waste Connections Inc.	121,000	4,798,860
		9,095,270

Food Distributors — 0.2%

Nash Finch Company	5,955	253,326
Spartan Stores Inc.	70,400	1,020,800
		1,274,126

Food Retail — 0.6%

Ruddick Corp.	118,500	4,109,580

Footwear — 1.3%

CROCS Inc.	32,050	416,970	(a)
Deckers Outdoor Corp.	132,788	6,634,088	(a)
K-Swiss Inc.	24,090	307,148	(a)
Skechers U.S.A. Inc.	9,300	218,457	(a)
Steven Madden Ltd.	12,225	501,959	(a)
The Timberland Co.	18,750	371,438	(a)
Wolverine World Wide Inc.	31,250	906,562
		9,356,622

Gas Utilities — 0.1%

South Jersey Industries Inc.	13,525	669,082

Healthcare Distributors — 0.8%

Owens & Minor Inc.	202,070	5,750,912

Healthcare Equipment — 3.0%

Accuray Inc.	49,150	305,713	(a)
American Medical Systems Holdings Inc.	134,500	2,633,510	(a)
Analogic Corp.	6,700	300,696
Exactech Inc.	10,610	173,155	(a)
Gen-Probe Inc.	67,000	3,246,820	(a)
Hill-Rom Holdings Inc.	15,940	572,087
Integra LifeSciences Holdings Corp.	92,800	3,661,888	(a)

	Number of Shares	Fair Value

Masimo Corp.	86,000	$2,348,660
Natus Medical Inc.	21,200	308,884	(a)
NuVasive Inc.	67,000	2,354,380	(a)
Orthofix International N.V.	4,450	139,819	(a)
Sirona Dental Systems Inc.	6,650	239,666	(a)
SonoSite Inc.	53,500	1,792,785	(a)
SurModics Inc.	40,500	482,760	(a)
Teleflex Inc.	40,500	2,299,590
TomoTherapy Inc.	66,850	235,312	(a)
Zoll Medical Corp.	18,020	581,505	(a)
		21,677,230

Healthcare Facilities — 0.6%

National Healthcare Corp.	4,135	153,284
Sun Healthcare Group Inc.	180,491	1,528,759	(a)
The Ensign Group Inc.	14,000	251,300
US Physical Therapy Inc.	18,750	313,500	(a)
VCA Antech Inc.	107,500	2,267,175	(a)
		4,514,018

Healthcare Services — 2.4%

Almost Family Inc.	6,950	205,929	(a)
Bio-Reference Laboratories Inc.	308,000	6,424,880	(a)
Catalyst Health Solutions Inc.	7,650	269,357	(a)
Continucare Corp.	94,952	398,798	(a)
Corvel Corp.	3,102	131,680	(a)
Emergency Medical Services Corp.	7,000	372,750	(a)
Gentiva Health Services Inc.	13,650	298,252	(a)
HMS Holdings Corp.	52,350	3,085,509	(a)
IPC The Hospitalist Company Inc.	12,800	349,696	(a)
Mednax Inc.	104,500	5,569,850	(a)
RehabCare Group Inc.	23,830	481,843	(a)
		17,588,544

Healthcare Supplies — 1.2%

Align Technology Inc.	28,800	563,904	(a)
Atrion Corp.	950	149,634
Immucor Inc.	95,200	1,887,816	(a)
Medical Action Industries Inc.	97,792	885,018	(a)
Meridian Bioscience Inc.	80,500	1,761,340
West Pharmaceutical Services Inc.	107,500	3,688,325
		8,936,037

Healthcare Technology — 0.9%

Allscripts Healthcare Solutions Inc.	19,653	362,991	(a)
athenahealth Inc.	86,000	2,839,720	(a)
Computer Programs & Systems Inc.	15,100	642,807
MedAssets Inc.	121,000	2,545,840	(a)
		6,391,358

Home Furnishing Retail — 0.8%

Aaron’s Inc.	289,985	5,350,223
Pier 1 Imports Inc.	46,550	381,244	(a)
		5,731,467

Household Products — 0.3%

WD-40 Co.	53,500	2,034,070

See Notes to Schedules of Investments and Notes to Financial Statements.

Small-Cap Equity Fund

Schedule of Investments	September 30, 2010

	Number of Shares	Fair Value

Housewares & Specialties — 1.3%

Jarden Corp.	217,000	$6,755,210
Tupperware Brands Corp.	53,500	2,448,160
		9,203,370

Human Resource & Employment Services — 0.1%

Administaff Inc.	14,250	383,752

Industrial Machinery — 4.5%

Actuant Corp.	19,765	453,804
Ampco-Pittsburgh Corp.	14,750	366,095
Briggs & Stratton Corp.	15,640	297,316
Chart Industries Inc.	16,442	334,759	(a)
CLARCOR Inc.	121,000	4,674,230
Columbus McKinnon Corp.	29,635	491,645	(a)
Flowserve Corp.	22,450	2,456,479
Gardner Denver Inc.	43,000	2,308,240
Harsco Corp.	65,600	1,612,448
IDEX Corp.	161,000	5,717,110
Kaydon Corp.	9,150	316,590
Kennametal Inc.	11,100	343,323
Lincoln Electric Holdings Inc.	6,895	398,669
Middleby Corp.	52,500	3,327,975	(a)
Mueller Industries Inc.	63,000	1,668,870
Nordson Corp.	55,300	4,075,057
Tennant Co.	10,900	336,810
Thermadyne Holdings Corp.	27,200	384,336	(a)
Timken Co.	68,850	2,641,086
Valmont Industries Inc.	3,205	232,042
		32,436,884

Industrial (REIT’s) — 0.0%*

First Potomac Realty Trust	19,300	289,500

Instruments-Controls — 0.1%

Elster Group SE ADR	40,300	556,140	(a)

Insurance Brokers — 0.7%

Arthur J Gallagher & Co.	80,500	2,122,785
Brown & Brown Inc.	134,500	2,715,555
		4,838,340

Internet Software & Services — 1.1%

Art Technology Group Inc.	525,800	2,171,554	(a)
comScore Inc.	100,000	2,352,000	(a)
Constant Contact Inc.	94,000	2,014,420	(a)
LogMeIn Inc.	13,500	485,730	(a)
NIC Inc.	134,500	1,115,005
		8,138,709

Investment Banking & Brokerage — 1.2%

GFI Group Inc.	384,500	1,784,080
Piper Jaffray Cos.	20,895	608,671	(a)
Raymond James Financial Inc.	223,400	5,658,722
Stifel Financial Corp.	6,420	297,182	(a)

	Number of Shares	Fair Value

SWS Group Inc.	32,625	$233,921
		8,582,576

IT Consulting & Other Services — 0.5%

CACI International Inc.	6,850	310,031	(a)
iGate Corp.	54,229	983,714
RightNow Technologies Inc.	11,950	235,415	(a)
Sapient Corp.	36,539	437,372
SRA International Inc.	61,000	1,202,920	(a)
Virtusa Corp.	10,359	100,379	(a)
		3,269,831

Leisure Products — 0.6%

Brunswick Corp.	12,490	190,098
Polaris Industries Inc.	62,850	4,091,535
Summer Infant Inc.	44,950	351,509	(a)
		4,633,142

Life & Health Insurance — 0.1%

American Equity Investment Life Holding Co.	28,775	294,656
Delphi Financial Group Inc.	12,695	317,248
		611,904

Life Sciences Tools & Services — 2.4%

Bio-Rad Laboratories Inc.	40,000	3,620,400	(a)
Bruker Corp.	377,059	5,290,138	(a)
Dionex Corp.	4,500	388,980	(a)
ICON PLC ADR	178,100	3,850,522	(a)
Luminex Corp.	143,100	2,289,600	(a)
Techne Corp.	35,000	2,160,550
		17,600,190

Managed Healthcare — 1.2%

AMERIGROUP Corp.	12,250	520,258	(a)
Centene Corp.	153,000	3,609,270	(a)
Molina Healthcare Inc.	167,250	4,514,077	(a)
		8,643,605

Metal & Glass Containers — 1.2%

AEP Industries Inc.	12,430	293,597	(a)
Aptargroup Inc.	107,500	4,909,525
Myers Industries Inc.	19,505	167,548
Silgan Holdings Inc.	107,000	3,391,900
		8,762,570

Multi-Line Insurance — 0.9%

HCC Insurance Holdings Inc.	246,700	6,436,403
Horace Mann Educators Corp.	18,285	325,107
		6,761,510

Multi-Utilities — 0.6%

Avista Corp.	28,665	598,525
Black Hills Corp.	16,895	527,124
OGE Energy Corp.	88,700	3,536,469
		4,662,118

See Notes to Schedules of Investments and Notes to Financial Statements.

Small-Cap Equity Fund

Schedule of Investments	September 30, 2010

	Number of Shares	Fair Value

Office Electronics — 0.3%

Zebra Technologies Corp.	66,100	$2,223,604	(a)

Office (REIT’s) — 1.5%

BioMed Realty Trust Inc.	315,235	5,649,011
Digital Realty Trust Inc.	84,000	5,182,800
Highwoods Properties Inc.	5,710	185,404
Lexington Realty Trust	16,720	119,715
		11,136,930

Office Services & Supplies — 0.2%

Compx International Inc.	1,721	22,769
Herman Miller Inc.	52,200	1,027,296
Kimball International Inc.	18,105	105,552
Knoll Inc.	26,195	406,284
		1,561,901

Oil & Gas Drilling — 0.1%

Pioneer Drilling Co.	139,588	890,571	(a)

Oil & Gas Equipment & Services — 2.8%

Dawson Geophysical Co.	18,150	483,698	(a)
Dril-Quip Inc.	77,800	4,832,158	(a)
Hornbeck Offshore Services Inc.	31,585	615,592	(a)
Lufkin Industries Inc.	8,800	386,320
Newpark Resources Inc.	44,250	371,700	(a)
Oil States International Inc.	166,620	7,756,161	(a)
RPC Inc.	8,750	185,150
Superior Energy Services Inc.	147,500	3,936,775	(a)
Tetra Technologies Inc.	161,500	1,647,300	(a)
		20,214,854

Oil & Gas Exploration & Production — 2.3%

Brigham Exploration Co.	19,250	360,938	(a)
Contango Oil & Gas Co.	4,930	247,289	(a)
GMX Resources Inc.	212,004	1,030,339	(a)
Gulfport Energy Corp.	80,500	1,114,120	(a)
Oasis Petroleum Inc.	21,500	416,455	(a)
Penn Virginia Corp.	27,100	434,684
Petroleum Development Corp.	18,635	514,326	(a)
Resolute Energy Corp.	134,500	1,487,570	(a)
Rosetta Resources Inc.	53,500	1,256,715	(a)
SandRidge Energy Inc.	405,000	2,300,400	(a)
SM Energy Co.	187,595	7,027,309
Vaalco Energy Inc.	23,930	137,358	(a)
		16,327,503

Oil & Gas Storage & Transportation — 0.0%*

Knightsbridge Tankers Ltd.	7,095	134,096

Packaged Foods & Meats — 4.0%

Del Monte Foods Co.	557,000	7,302,270
Flowers Foods Inc.	174,500	4,334,580
Lancaster Colony Corp.	71,500	3,396,250
Lance Inc.	134,500	2,864,850	(a)

	Number of Shares	Fair Value

Sanderson Farms Inc.	2,930	$126,840	(a)
Smart Balance Inc.	242,000	938,960	(a)
Smithfield Foods Inc.	283,325	4,768,360	(a)
The Hain Celestial Group Inc.	161,000	3,860,780	(a)
TreeHouse Foods Inc.	21,600	995,760	(a)
		28,588,650

Paper Packaging — 0.8%

Packaging Corporation of America	235,000	5,444,950
Rock-Tenn Co.	7,950	395,990
		5,840,940

Paper Products — 0.0%*

Neenah Paper Inc.	2,200	33,440

Personal Products — 0.8%

Alberto-Culver Co.	150,500	5,666,325
Revlon Inc.	19,900	251,138	(a)
		5,917,463

Pharmaceuticals — 0.1%

Questcor Pharmaceuticals Inc.	49,850	494,512	(a)
The Medicines Co.	25,050	355,710	(a)
		850,222

Precious Metals & Minerals — 0.1%

Coeur d’Alene Mines Corp.	21,900	436,248	(a)

Property & Casualty Insurance — 2.3%

Alleghany Corp.	7,900	2,393,937	(a)
Allied World Assurance Company Holdings Ltd.	80,500	4,555,495
American Safety Insurance Holdings Ltd.	21,815	356,457	(a)
Argo Group International Holdings Ltd.	60,985	2,118,619
Aspen Insurance Holdings Ltd.	26,500	802,420
CNA Surety Corp.	18,370	329,190	(a)
First Mercury Financial Corp.	119,650	1,206,072
National Interstate Corp.	52,600	1,145,102
Navigators Group Inc.	81,000	3,615,030	(a)
Tower Group Inc.	15,795	368,813
		16,891,135

Publishing — 1.3%

John Wiley & Sons Inc.	147,062	6,008,953
Morningstar Inc.	80,500	3,587,080	(a)
		9,596,033

Railroads — 0.8%

Genesee & Wyoming Inc.	137,700	5,974,803	(a)

Regional Banks — 3.7%

BancorpSouth Inc.	19,145	271,476
Bank of the Ozarks Inc.	11,500	426,535

See Notes to Schedules of Investments and Notes to Financial Statements.

Small-Cap Equity Fund

Schedule of Investments	September 30, 2010

	Number of Shares	Fair Value

Banner Corp.	89,680	$193,709
Camden National Corp.	4,305	149,168
Cardinal Financial Corp.	11,950	114,840
CoBiz Financial Inc.	18,735	104,167
Cullen Bankers Inc.	79,100	4,261,117
East West Bancorp Inc.	29,930	487,260
First Horizon National Corp.	18,140	206,977	(a)
First Midwest Bancorp Inc.	84,100	969,673
Fulton Financial Corp.	144,300	1,307,358
Glacier Bancorp Inc.	7,720	112,712
Great Southern Bancorp Inc.	6,815	148,363
Iberiabank Corp.	11,110	555,278
Lakeland Financial Corp.	10,140	189,212
PacWest Bancorp	20,675	394,066
Peoples Bancorp Inc.	7,995	98,898
Prosperity Bancshares Inc.	116,260	3,774,962
Sandy Spring Bancorp Inc.	11,710	181,505
Southwest Bancorp Inc.	24,285	314,976
Sterling Bancorp	71,188	618,624
Susquehanna Bancshares Inc.	32,775	276,621
SVB Financial Group	89,500	3,787,640	(a)
UMB Financial Corp.	107,000	3,799,570
Umpqua Holdings Corp.	41,685	472,708
Westamerica Bancorporation	58,000	3,160,420
Whitney Holding Corp.	30,030	245,345
		26,623,180

Reinsurance — 0.0%*

Maiden Holdings Ltd.	32,245	245,384

Research & Consulting Services — 0.5%

CoStar Group Inc.	77,000	3,750,670	(a)
Resources Connection Inc.	7,100	97,696
		3,848,366

Residential (REIT’s) — 0.1%

Mid-America Apartment Communities Inc.	7,285	424,570

Restaurants — 1.2%

Bob Evans Farms Inc.	7,545	211,788
Cracker Barrel Old Country Store Inc.	124,600	6,324,696
Denny’s Corp.	210,175	653,644	(a)
Domino’s Pizza Inc.	17,900	236,638	(a)
Einstein Noah Restaurant Group Inc.	22,400	237,440	(a)
Wendy’s Group Inc.	280,600	1,271,118
		8,935,324

Semiconductor Equipment — 0.9%

GT Solar International Inc.	47,350	396,320	(a)
MKS Instruments Inc.	8,800	158,224	(a)
Rudolph Technologies Inc.	473,600	3,935,616	(a)
Tessera Technologies Inc.	9,650	178,525	(a)
Varian Semiconductor Equipment Associates Inc.	68,800	1,980,064	(a)
		6,648,749

	Number of Shares	Fair Value

Semiconductors — 1.8%

Applied Micro Circuits Corp.	35,400	$354,000	(a)
Ceva Inc.	21,685	310,095	(a)
Diodes Inc.	31,600	540,044	(a)
Fairchild Semiconductor International Inc.	54,200	509,480	(a)
Integrated Device Technology Inc.	121,185	708,932	(a)
IXYS Corp.	29,912	285,660	(a)
Lattice Semiconductor Corp.	67,700	321,575	(a)
Microsemi Corp.	242,300	4,155,445	(a)
Pericom Semiconductor Corp.	23,545	204,606	(a)
RF Micro Devices Inc.	145,205	891,559	(a)
Semtech Corp.	181,100	3,656,409	(a)
Standard Microsystems Corp.	34,205	780,216	(a)
TriQuint Semiconductor Inc.	39,400	378,240	(a)
		13,096,261

Specialized Consumer Services — 0.5%

Matthews International Corp.	101,100	3,574,896

Specialized Finance — 0.0%*

NewStar Financial Inc.	42,965	318,371	(a)

Specialized (REIT’s) — 1.4%

DiamondRock Hospitality Co.	37,510	355,970	(a)
Healthcare Realty Trust Inc.	188,000	4,397,320
Hersha Hospitality Trust	47,095	243,952
National Health Investors Inc.	6,845	301,591
Omega Healthcare Investors Inc.	223,500	5,017,575
		10,316,408

Specialty Chemicals — 2.2%

Arch Chemicals Inc.	112,900	3,961,661
HB Fuller Co.	23,970	476,284
Minerals Technologies Inc.	6,450	380,034
NewMarket Corp.	8,187	930,698
Omnova Solutions Inc.	41,950	301,620	(a)
PolyOne Corp.	31,000	374,790	(a)
Sensient Technologies Corp.	304,815	9,293,809
Stepan Co.	4,700	277,817
		15,996,713

Specialty Stores — 1.3%

Jo-Ann Stores Inc.	83,650	3,726,608	(a)
Tractor Supply Co.	120,200	4,767,132
Ulta Salon Cosmetics & Fragrance Inc.	24,550	716,860	(a)
		9,210,600

Steel — 0.8%

Carpenter Technology Corp.	20,915	705,045
Commercial Metals Co.	286,900	4,157,181
Haynes International Inc.	10,350	361,422
Worthington Industries Inc.	23,550	353,957
		5,577,605

See Notes to Schedules of Investments and Notes to Financial Statements.

Small-Cap Equity Fund

Schedule of Investments	September 30, 2010

	Number of Shares	Fair Value

Systems Software — 1.9%

Ariba Inc.	188,000	$3,553,200	(a)
MICROS Systems Inc.	142,600	6,036,258	(a)
Progress Software Corp.	83,475	2,763,022	(a)
Sourcefire Inc.	54,000	1,557,360	(a)
		13,909,840

Technology Distributors — 0.2%

Anixter International Inc.	6,550	353,634	(a)
Insight Enterprises Inc.	24,295	379,974	(a)
Scansource Inc.	10,685	296,402	(a)
Tech Data Corp.	12,325	496,698	(a)
		1,526,708

Thrifts & Mortgage Finance — 0.1%

Dime Community Bancshares Inc.	12,980	179,773
Northwest Bancshares Inc.	30,095	336,763
Washington Federal Inc.	26,925	410,876
		927,412

Trading Companies & Distributors — 0.7%

Applied Industrial Technologies Inc.	133,200	4,075,920
DXP Enterprises Inc.	15,050	285,649	(a)
TAL International Group Inc.	13,050	316,071
Watsco Inc.	5,850	325,728
		5,003,368

Trucking — 1.1%

Landstar System Inc.	80,500	3,108,910
Marten Transport Ltd.	15,250	353,495
Old Dominion Freight Line Inc.	181,050	4,602,291	(a)
		8,064,696

Total Common Stock (Cost $635,899,101)		677,636,942
Other Investments — 0.0%*
GEI Investment Fund (Cost $82,643)		75,206	(k)

Total Investments in Securities (Cost $635,981,744)		677,712,148

	Fair Value
Short-Term Investments — 5.9%
GE Money Market Fund Institutional Class 0.03% (Cost $42,590,467)	$42,590,467	(d,k)

Total Investments (Cost $678,572,211)	720,302,615

Other Assets and Liabilities, net — 0.4%	2,660,162

NET ASSETS — 100.0%	$722,962,777

Other Information

The Fund had the following future contracts open at September 30, 2010:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation
Russell 2000 Mini Index Futures	December 2010	230	$15,513,500	$852,527

See Notes to Schedules of Investments and Notes to Financial Statements.

International Equity Fund

Ralph R. Layman President and Chief Investment Officer –Public Equities

The International Equity Fund is managed by a team of portfolio managers that includes Brian Hopkinson, Ralph R. Layman, Paul Nestro, Jonathan L. Passmore and Michael J. Solecki. As lead portfolio manager for the Fund, Mr. Layman oversees the entire team and assigns a portion of the Fund to each manager, including himself. Each portfolio manager is limited to the management of his or her portion of the Fund, the size of the portion, which Mr. Layman determines on an annual basis. The portfolio managers do not operate independently of each other, rather, the team operates collaboratively, communicating purchases or sales of securities on behalf of the Fund. See portfolio managers’ biographical information beginning on page 141.

Q.	How did the GE Institutional International Equity Fund perform compared to its benchmark and Morningstar peer group for the twelve- month period ended September 30, 2010?

A.	For the twelve-month period ended September 30, 2010, the GE Institutional International Equity Fund returned 1.93% for Investment Class shares and 1.57% for the Service Class shares. The MSCI EAFE Index, the Fund’s benchmark, returned 3.27% and the Fund’s Morningstar peer group of 812 Foreign Large Blend Funds returned an average of 5.37% for the same period.

Q.	What market conditions impacted Fund performance?

A.	As evidenced by the modest absolute return, the market achieved little during the 12 month period despite periods of high volatility comprising sharp falls and strong rallies. Although bond yields reached new multi-decade lows, equities were unable to attract substantial investor interest, volumes remained low for protracted periods and fundamental performance was largely ignored. Currency market conditions were also volatile: the Euro and the Pound were weak against the U.S. Dollar but the Canadian Dollar, Swiss Franc and Yen all rallied strongly.

Q.	What domestic or world events had a major impact on the financial markets?

A.	After several months of relatively quiet behavior, markets were roiled in May 2010 by a confluence of negative issues: the expanding European sovereign debt crisis, an engineered slowdown in China, fear of new regulation in the financial markets, the BP oil spill and continued weakness in the employment and housing markets in several key economies. Two months later, markets rallied strongly on a calming of European debt fears, increased transparency in financial regulation, achievement of a soft-landing in China and strong second quarter earnings.

Q.	Which stocks & sectors significantly affected Fund performance?

A.	Positive contributions came from holdings in the materials, industrials and consumer staples sectors while negative contributions came from holdings in financials. Commodity stocks including Potash (Canada), Vale (Brazil) and Rio Tinto all performed well boosted by rising commodity prices while industrial stocks based in Europe benefitted from weakness in the Euro (driving exports) for the bulk of 2010. The financials sector continued to influence overall performance as European banks were hard hit by the sovereign debt crisis and Japanese names struggled to overcome an anemic environment.

Q.	Did the weightings/country allocation of the Fund change? Why?

A.

Holdings were added in the IT sector due to evidence of increased spending by corporations; industrials on rising activity in Emerging Asia boosted by a weak Euro and materials on the achievement of a soft-landing in China and the resumption of market-friendly policies. Holdings were reduced in utilities due to continued tight credit conditions and anemic growth prospects; healthcare on poor pipelines and increased rigorous regulations; consumer staples for achievement of valuation objectives and rising input costs; and telecom services for a persistently challenged outlook.

Q.	What were the major buys and sells for the period, and why?

A.	Additions included Suzuki Motor for its share in the Indian market through Maruti; Unicredit, Italy for the anticipated recovery in its Emerging European banking operations; and Unicharm, Japan, for its growing share in infant diapers in China and elderly care products in Japan. Disposals included Brambles, Australia for the growing competition in its pallet business; Shiseido, Japan, for slowing growth in the increasingly competitive cosmetics business; MUFG for the lack of opportunities in Japanese banking; and BP, an underweight, for the catastrophe in the Gulf.

International Equity Fund

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2010.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table for both “Actual” and “Hypothetical” do not reflect any transaction costs, such as sales charges or redemption fees.

April 1, 2010 - September 30, 2010

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return**
Investment Class	1,000.00	983.75	2.78
Service Class	1,000.00	981.82	4.02
Hypothetical 5% Return (2.5% for the period)
Investment Class	1,000.00	1,022.02	2.84
Service Class	1,000.00	1,020.79	4.10

*	Expenses are equal to the Fund’s annualized expense ratio of 0.56% for Investment Class shares and 0.81% for Service Class shares (for the period April 1, 2010 - September 30, 2010), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
**	Actual Fund Returns for the six-month period ended September 30, 2010 were as follows: -1.62% for Investment Class shares, and -1.82% for Service Class shares. Past performance does not guarantee future results.

International Equity Fund	(unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital by investing at least 80% of its net assets under normal circumstances in common and preferred stocks and other types of equity securities. The Fund invests primarily in companies in developed and emerging market countries outside the United States.

Morningstar Performance Comparison

Foreign Large Blend Peer Group

Based on average annual returns for periods ended 09/30/10

	One Year	Five Year	Ten Year
Number of funds in peer group	812	477	268
Peer group average annual total return*	5.37	2.03	1.72

Morningstar Category in peer group : Foreign Large Blend

*	Morningstar performance comparisons are based on average annual total returns for the one-year, five-year and ten-year periods indicated in the Foreign Large Blend peer group consisting of 812, 477 and 268 underlying funds, respectively.

Top Ten Largest Holdings as of September 30, 2010(b)

as a % of Fair Value(c)

Nestle S.A.	2.87%
Siemens AG	2.34%
HSBC Holdings PLC	2.33%
Potash Corporation of Saskatchewan Inc.	2.22%
BNP Paribas	2.20%
Banco Santander S.A.	2.03%
BHP Billiton PLC	1.96%
Prudential PLC	1.94%
Cie Generale d’Optique Essilor International S.A.	1.82%
Rio Tinto PLC	1.82%

Regional Allocation as of September 30, 2010(b)

Portfolio Composition as a % of the Fair Value of $2,763,912 (in thousands) as of September 30, 2010(c)

Change in Value of a $10,000 Investment

Investment Class Shares

Average Annual Total Return

for the Periods Ended September 30, 2010

Investment Class Shares (Inception date: 11/25/97)
	One Year	Five Year	Ten Year	Commencement	Ending value of a $10,000 investment(a)
International Equity Fund	1.93%	2.92%	2.79%	11/25/97	$13,162
MSCI EAFE Index	3.27%	1.97%	2.54%		$12,851

Service Class Shares

Average Annual Total Return

for the Periods Ended September 30, 2010

Service Class Shares (Inception date: 1/3/01)

	One Year	Five Year	Since Inception		Commencement	Ending value of a $10,000 investment(a)
International Equity Fund	1.57%	2.64%	3.01%		01/03/01	$13,347
MSCI EAFE Index	3.27%	1.97%	2.89%	*		$13,206

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

(c)	Fair Value basis is inclusive of Short Term Investment in GE Money Market Fund.

*	Index returns are not available from the Fund’s inception date and therefore are calculated from the month end nearest to the Service Class Shares’ inception date.

See Notes to Performance beginning on page 1 for further information.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

International Equity Fund

Schedule of Investments	September 30, 2010

GE Institutional International Equity

	Number of Shares	Fair Value
Common Stock — 96.1%†

Australia — 1.0%

Brambles Ltd.	2,079,169	$12,622,486
Paladin Energy Ltd.	4,616,403	16,046,700	(a)
		28,669,186

Brazil — 2.9%

Banco Santander Brasil S.A.	2,189,400	29,464,243
Petroleo Brasileiro S.A. ADR	827,026	27,142,993	(h)
Vale S.A. ADR	869,046	24,116,026	(h)
		80,723,262

Canada — 4.1%

Kinross Gold Corp.	358,713	6,748,707
Potash Corporation of Saskatchewan Inc.	427,600	61,477,529
Research In Motion Ltd.	510,018	24,908,029	(a)
Suncor Energy Inc.	622,065	20,314,059
		113,448,324

Chile — 0.3%

Sociedad Quimica y Minera de Chile S.A. ADR	168,840	8,144,842	(h)

China—1.2%

Baidu Inc. ADR	70,803	7,265,804	(a)
China Mobile Ltd.	728,745	7,462,802
China South Locomotive and Rolling Stock Corp.	20,826,699	19,771,843
		34,500,449

Denmark — 0.8%

AP Moller - Maersk A/S	2,633	22,043,362

Finland — 0.4%

Nokia Oyj	929,678	9,353,983	(a)

France — 13.2%

AXA S.A.	1,442,680	25,259,451
BNP Paribas	855,061	60,899,602	(h)
Cap Gemini S.A.	609,488	30,620,304
Cie Generale d’Optique Essilor International S.A.	730,645	50,342,670
Credit Agricole S.A.	1,297,633	20,310,586
Danone	230,762	13,822,224
European Aeronautic Defence and Space Company N.V.	948,591	23,692,339
Safran S.A.	681,683	19,189,676
Schneider Electric S.A.	316,660	40,208,639
Total S.A.	764,462	39,454,965
Veolia Environnement	572,538	15,101,078

	Number of Shares	Fair Value

Vinci S.A.	371,751	$18,661,317
Vivendi S.A.	345,459	9,455,998
		367,018,849

Germany — 11.4%

Adidas AG	395,316	24,507,128
Bayer AG	346,792	24,216,492
Daimler AG	541,834	34,367,028
Deutsche Boerse AG	613,316	40,981,623
Linde AG	371,091	48,371,477
Metro AG	636,380	41,484,553
SAP AG	450,737	22,327,848
Siemens AG	611,656	64,656,624
ThyssenKrupp AG	470,442	15,362,567
		316,275,340

Hong Kong — 1.2%

Esprit Holdings Ltd.	2,253,997	12,208,957
Hutchison Whampoa Ltd.	2,359,954	21,993,852
		34,202,809

India — 0.7%

Larsen & Toubro Ltd.	434,478	19,838,438	(a)

Ireland — 0.6%

CRH PLC	986,348	16,185,688

Italy — 2.1%

ENI S.p.A.	1,025,466	22,161,477
UniCredit S.p.A.	14,110,419	36,080,638
		58,242,115

Japan — 14.1%

Daikin Industries Ltd.	515,600	19,379,746
Fanuc Ltd.	133,800	17,025,306
Mitsubishi Corp.	951,000	22,551,245
Mitsubishi Estate Company Ltd.	1,292,857	21,016,277
Mitsubishi Heavy Industries Ltd.	2,810,000	10,360,067
Mitsubishi UFJ Financial Group Inc.	5,681,454	26,455,418
Nomura Holdings Inc.	6,440,336	31,145,508
SMC Corp.	103,700	13,666,950
Sony Financial Holdings Inc.	8,927	29,065,645
Sumitomo Metal Industries Ltd.	16,824,188	42,493,460
Sumitomo Mitsui Financial Group Inc.	250,282	7,286,161
Suzuki Motor Corp.	1,983,575	41,694,490
Taiyo Nippon Sanso Corp.	1,906,782	16,205,593
The Bank of Yokohama Ltd.	4,561,607	21,295,508
Toyota Motor Corp.	702,481	25,209,936
Unicharm Corp.	858,900	34,545,176
Yamada Denki Company Ltd.	193,666	12,008,498
		391,404,984

Mexico — 0.5%

America Movil SAB de C.V. ADR	234,830	12,523,484	(h)

See Notes to Schedules of Investments and Notes to Financial Statements.

International Equity Fund

Schedule of Investments	September 30, 2010

	Number of Shares	Fair Value

Netherlands — 2.7%

Koninklijke Ahold N.V.	1,437,941	$19,410,917
Koninklijke Philips Electronics N.V.	1,521,136	47,877,305
Unilever N.V.	218,998	6,555,054
		73,843,276

Russian Federation — 0.5%

Mobile Telesystems OJSC ADR	703,576	14,936,919	(h)

South Africa — 0.9%

MTN Group Ltd.	1,413,376	25,534,516

South Korea — 1.8%

KB Financial Group Inc.	270,296	11,615,438
Samsung Electronics Company Ltd.	54,620	37,219,679
		48,835,117

Spain—3.3%

Banco Santander S.A.	4,420,003	56,220,561	(a,h)
Iberdrola S.A.	1,048,069	8,074,143
Telefonica S.A.	1,147,707	28,461,839
		92,756,543

Sweden — 0.9%

Telefonaktiebolaget LM Ericsson	2,156,895	23,714,292

Switzerland — 8.8%

Credit Suisse Group AG Regd.	925,687	39,796,155
Nestle S.A.	1,479,644	79,286,927
Novartis AG	533,552	30,775,020
Roche Holding AG	270,326	37,133,680
Syngenta AG	138,080	34,514,700
Zurich Financial Services AG	100,431	23,674,967
		245,181,449

Taiwan — 2.6%

Delta Electronics Inc.	5,686,000	23,751,197
Taiwan Semiconductor Manufacturing Company Ltd.	21,493,548	42,654,802
Taiwan Semiconductor Manufacturing Company Ltd. ADR	603,782	6,122,349
		72,528,348

United Kingdom — 20.1%

Autonomy Corporation PLC	832,674	23,788,886	(a)
BG Group PLC	1,941,240	34,214,998	(a)
BHP Billiton PLC	1,694,334	54,066,139	(h)
Diageo PLC	394,037	6,805,325
G4S PLC	4,051,048	16,252,759
G4S PLC	1,843,240	7,462,510

	Number of Shares	Fair Value

HSBC Holdings PLC	6,328,495	$64,322,283
Lloyds Banking Group PLC	36,597,955	42,745,808
National Grid PLC	4,643,979	39,517,122
Prudential PLC	5,358,214	53,742,735
Reckitt Benckiser Group PLC	724,100	39,947,717
Rio Tinto PLC	858,410	50,333,339
Royal Dutch Shell PLC	1,175,240	35,483,248
Tesco PLC	5,731,463	38,294,169	(h)
The Capita Group PLC	2,182,552	27,032,640
Vodafone Group PLC	9,935,799	24,596,895
		558,606,573

Total Common Stock (Cost $2,470,093,559)		2,668,512,148
Preferred Stock — 2.0%

Fresenius SE	270,808	21,901,460
Volkswagen AG	262,562	31,733,565

Total Preferred Stock (Cost $43,855,933)		53,635,025
Other Investments — 0.0%*
GEI Investment Fund (Cost $231,122)		210,321	(k)

Total Investments in Securities (Cost $2,514,180,614)		2,722,357,494
Short-Term Investments — 1.5%
GE Money Market Fund Institutional Class 0.03% (Cost $41,554,910)		41,554,910	(d,k)

Total Investments (Cost $2,555,735,524)		2,763,912,404

Other Assets and Liabilities, net — 0.4%		11,794,662

NET ASSETS — 100.0%		$2,775,707,066

See Notes to Schedules of Investments and Notes to Financial Statements.

International Equity Fund

Schedule of Investments	September 30, 2010

Other Information

The Fund had the following long futures contracts open at September 30, 2010:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized (Depreciation)
DJ Euro Stoxx 50 Index Futures	December 2010	207	$7,737,494	$(124,978)
FTSE 100 Index Futures	December 2010	44	3,833,892	(13,947)
Topix Index Futures	December 2010	41	4,056,320	(33,512)

				$(172,437)

The Fund was invested in the following sectors at September 30, 2010 (unaudited):

Sector	Percentage (based on Fair Value)
Diversified Banks	12.86%
Integrated Oil & Gas	6.47%
Industrial Conglomerates	4.87%
Automobile Manufacturers	4.81%
Diversified Metals & Mining	3.78%
Fertilizers & Agricultural Chemicals	3.77%
Packaged Foods & Meats	3.60%
Pharmaceuticals	3.33%
Semiconductors	3.11%
Wireless Telecommunication Services	3.08%
Life & Health Insurance	2.99%
Steel	2.97%
Household Products	2.69%
Industrial Gases	2.34%
Communications Equipment	2.10%
Food Retail	2.09%
Multi-Utilities	1.98%
Healthcare Supplies	1.82%
Multi-Line Insurance	1.77%
Application Software	1.67%
Aerospace & Defense	1.55%
Hypermarkets & Super Centers	1.50%
Industrial Machinery	1.48%
Specialized Finance	1.48%
Electrical Components & Equipment	1.45%
Diversified Capital Markets	1.44%
Construction & Engineering	1.39%
Investment Banking & Brokerage	1.13%
IT Consulting & Other Services	1.11%
Integrated Telecommunication Services	1.03%

Human Resource & Employment Services	0.98%
Apparel, Accessories & Luxury Goods	0.89%
Electronic Components	0.86%
Security & Alarm Services	0.86%
Trading Companies & Distributors	0.82%
Marine	0.80%
Healthcare Equipment	0.79%
Regional Banks	0.77%
Diversified Real Estate Activities	0.76%
Construction & Farm Machinery & Heavy Trucks	0.72%
Building Products	0.70%
Construction Materials	0.59%
Coal & Consumable Fuels	0.58%
Diversified Support Services	0.46%
Apparel Retail	0.44%
Computer & Electronics Retail	0.43%
Movies & Entertainment	0.34%
Electric Utilities	0.29%
Internet Software & Services	0.26%
Distillers & Vintners	0.25%
Gold	0.24%

98.49%

Short-Term and Other Investments	Percentage (based on Fair Value)
Short-Term	1.50%
Other Investments	0.01%

1.51%

100.00%

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Paul M. Colonna

President and Chief

Investment Officer –

Fixed Income

Thomas R. Lincoln

Senior Vice President

Chief Market Strategist

Ralph R. Layman

President and Chief

Investment Officer –

Public Equities

Judith A. Studer

Chief Market Strategist

Diane M. Wehner

Senior Vice President

The Strategic Investment Fund is managed by a team of portfolio managers that includes Paul M. Colonna, Ralph R. Layman, Thomas R. Lincoln, Judith A. Studer and Diane M. Wehner. Ms. Studer is vested with oversight authority for determining asset allocations for the Fund. Each of the other portfolio managers is responsible for managing one of the following sub-portfolios: U.S. equity, U.S. mid-cap equity, international equity and fixed income. Mr. Lincoln manages the U.S. equity portion, Ms. Wehner manages the U.S. mid-cap equity portion, Mr. Layman manages the international equity portion and Mr. Colonna manages the fixed income portion, each with a team of portfolio managers and analysts. The sub-portfolios underlying the Fund are managed independently of each other and the portfolio managers and sub-adviser(s) have full discretion over their particular sub-portfolio; however, the portfolio management team is collaborative to ensure strict adherence to the Fund’s objective. See portfolio managers’ biographical information beginning on page 141.

Q.	How did the GE Institutional Strategic Investment Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended September 30, 2010?

A.	For the twelve-month period ended September 30, 2010, the GE Institutional Strategic Investment Fund returned 6.89% for the Investment Class shares, and 6.09% for the Service Class shares. The Fund’s broad based benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned 10.16% and 8.16%, respectively.
The Fund’s Morningstar peer group of 1,123 U.S. Moderate Allocation funds returned an average of 9.13% for the same period.

Q.	What market conditions impacted the performance of the Fund and what were the primary drivers of Fund performance?

A.	The performance of the GE Institutional Strategic Investment Fund for the twelve-month period ended September 30, 2010 was primarily driven by the Fund’s equity overweight and the U.S. equity and international equity sleeves underperforming their respective benchmarks.

U.S. Equity

The one-year period ending September 30, 2010 presented U.S. equity investors with an extremely challenging macro-driven market environment. Against a backdrop of gradually recovering economic data, the market worked its way higher in the first six months, and the S&P 500 reached a high of 1217 on April 23rd. The investment climate changed strikingly in the middle of the period, as European sovereign debt concerns escalated. Within ten weeks, the market hit its lows for the period, reacting not only to financial worries in Europe, but also to uncertainties surrounding financial re-regulation in the U.S. From its April high through June, the S&P 500 declined over 15%. Stocks continued to trade in a saw-tooth pattern through the year ending on September 30. When uncertainties reign, fundamentals tend to be ignored,

Strategic Investment Fund

and the market trades on macro data, driven by sentiment — it is either “risk-on” when the data looks constructive or “risk-off” when the data deteriorates. Correlations rose under these conditions, and it was very difficult for most mutual fund managers to add value through stock selection.

The wall of worry cast a heavy shadow on the financial stocks, which declined close to 3% during the period. In fact, the financials were the only S&P 500 sector to decline during the year, pressured further by government re-regulation which cast into doubt the future profitability of banks. Energy (+4.6%) and health care (+8.3%) also lagged the S&P 500. These two industries were also in the crosshairs of government regulation during the period. Congress passed the historic health care industry overhaul in March and the government curtailed offshore drilling activity in the aftermath of the BP oil spill, among other new regulations. In the twelve-month period, consumer discretionary (+24%), industrials (+20%), and telecommunications (+19%) were the best performing S&P 500 sectors. However the market was tough to navigate as sentiment flip-flopped between euphoria and fear, resulting in high correlations among stocks, and no clear sector leadership in our view.

After last year’s outperformance, this year the U.S. equity portfolio struggled to keep pace in an investing environment generally favoring smaller-cap, lower quality companies to the detriment of some of our larger, blue chip holdings. The key contributions came from strong stock selection among telecommunications and utilities stocks, while stock selection within financials, health care, consumer discretionary, technology, and energy sectors weighed most on returns. The portfolio benefited from strength in its wireless communications holdings, while financials and health care were the key sectors which caused the portfolio to lag.

Our process remained consistent throughout the year as we continued to seek high quality companies that we felt had the potential to survive and grow market share during a slow, gradual recovery. We continued to emphasize companies with strong balance sheets and earnings stability over more cyclical or leveraged opportunities. We added to health care, increased our underweight in consumer discretionary, and became underweight in energy. We decreased our exposure to financials with profit uncertainties following financial re-regulation and ended the year approximately market weight in this sector. At September 30, 2010, the portfolio’s largest overweights were in technology and materials, and the largest underweights were in industrials, consumer discretionary, and consumer staples.

Valuations for many companies remain attractive, in our view. As the slow growth recovery continues, we believe that market share winners with strong balance sheets and management teams can survive and have the potential to outperform. Amid changing market conditions in the past year, we have maintained our time-tested bottom-up stock selection approach with a focus on a long-term investment horizon.

International Equity
As evidenced by the modest absolute return, the market achieved little during the twelve-month period despite periods of high volatility comprising sharp falls and strong rallies. Although bond yields reached new multi-decade lows, equities were unable to attract substantial investor interest, volumes remained low for protracted periods, and fundamental performance was largely ignored. Currency market conditions were volatile. The euro and the pound were weak against the US dollar but the Canadian dollar, Swiss franc and yen all rallied strongly.

After several months of relatively quiet behavior, international equity markets were roiled in May 2010 by a confluence of negative issues: the expanding European sovereign debt crisis, an engineered slowdown in China, fear of new regulation in the financial markets, the BP oil spill, and continued weakness in the employment and housing markets in several key economies. Two months later, markets rallied strongly on a calming of European debt fears, increased transparency in financial regulation, achievement of a soft-landing in China, and strong second quarter earnings.

Positive contributions came from holdings in the materials, industrials and health care sectors, while negative contributions came from holdings in financials. Commodity stocks performed well boosted by rising commodity prices while industrial stocks based in Europe benefitted from weakness in the euro, which drove exports, for the bulk of 2010. The financials sector continued to influence overall performance as European banks were hard hit by the sovereign debt crisis and Japanese names struggled to overcome an anemic environment.

Holdings were added in the information technology sector due to evidence of increased spending by corporations. Holdings were also added to industrials on rising activity in emerging Asia boosted by a weak euro. Exposure to materials was increased based on the achievement of a soft-landing in China and the resumption of market-friendly policies. Holdings were reduced in utilities due to continued tight credit conditions and anemic growth prospects, in health care on poor pipelines and increased rigorous regulations, in consumer staples for achievement of valuation objectives and rising input costs, and in telecom services for a persistently challenged outlook.

U.S. Fixed Income
Interest rates rose through the last three months of 2009 and the first three months of 2010 as investors priced in a sustainable global economic recovery. The direction of interest rates reversed however in the second quarter of 2010 when fiscal problems in Greece and other European peripheral countries put the recovery in question. Together with signs of economic slowing in U.S. employment and housing, the fixed income market saw a flight to quality in 2Q10 pushing U.S. Treasury yields lower. In the third quarter of 2010, the market began pricing in a higher probability for a double dip recession and a second round of quantitative easing from the Fed, pulling rates down further. By September 30, 2010, the U.S. Treasury 2-year note had fallen 53 basis points in twelve months to 0.42%. The U.S. Treasury 10-year note ended at 2.51%, down 80 basis points for the same period. Despite lower rates and a growing fear over a double dip recession, credit-related securities outperformed U.S. Treasury and government-related securities over the twelve-month period. High yield issues outperformed investment grade issues, in general, as default expectations and strong demand boosted returns. Within the securitized markets, commercial mortgage-backed securities led all sector performance, returning over 23% for the twelve-month period.
Sector allocation contributed most positively to fixed income performance, primarily from an overweight position in commercial mortgage-backed securities versus the benchmark and allocations to high yield and emerging market debt, which are non-index holdings. These three sectors had double digit returns over the last twelve months, handily beating the benchmark. Security selection within these sectors also benefited performance. In contrast, fixed income duration remained shorter than the benchmark for much of the period. As interest rates fell during the last six months, this positioning had a negative impact on relative performance.

Q.	Were there any significant changes to the Fund during the period?

A.	During this period, we lowered the Fund’s exposure to cash and U.S. equity and increased its exposure to international equity and fixed income. We reallocated a portion of U.S. large-cap growth equity to U.S. core equity to increase diversification. At the end of the period, the Fund was slightly overweight in equities.

Strategic Investment Fund

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2010.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table for both “Actual” and “Hypothetical” do not reflect any transaction costs, such as sales charges or redemption fees.

April 1, 2010 - September 30, 2010

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return**
Investment Class	1,000.00	1,004.69	1.61
Service Class	1,000.00	1,002.84	2.86
Hypothetical 5% Return (2.5% for the period)
Investment Class	1,000.00	1,023.20	1.62
Service Class	1,000.00	1,021.97	2.89

*	Expenses are equal to the Fund’s annualized expense ratio of 0.32% for Investment Class shares and 0.57% for Service Class shares (for the period April 1, 2010 - September 30, 2010), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
**	Actual Fund Returns for the six-month period ended September 30, 2010 were as follows: 0.47% for Investment Class shares, and 0.28% for Service Class shares. Past performance does not guarantee future results.

Strategic Investment Fund	(unaudited)

Investment Profile

A mutual fund designed for investors who seek to maximize total return by investing primarily in a combination of U.S. and foreign equity, debt securities and cash.

Morningstar Performance Comparison

Moderate Allocation Peer Group

Based on average annual returns for periods ended 09/30/10

	One Year	Three Year	Five Year	Ten Year
Number of funds in peer group	1,123	939	755	412
Peer group average annual total return*	9.13	-2.63	2.29	2.16

Morningstar Category in peer group: Moderate Allocation

*	Morningstar performance comparisons are based on average annual total returns for the one-year, three-year, five-year, and ten-year periods indicated in the Moderate Allocation peer group consisting of 1123, 939, 755 and 412 underlying funds, respectively.

Top Ten Largest Holdings as of September 30, 2010(b)

as a % of Fair Value(c)

Federal National Mortgage Assoc. 4.50%, TBA	2.86%
U.S. Treasury Bonds 1.75%, 07/31/15	1.40%
U.S. Treasury Bonds 4.38%,05/15/40	1.30%
Federal National Mortgage Assoc. 4.50%, 05/01/18-06/01/40	1.28%
Federal National Mortgage Assoc. 5.50%, 03/01/14-04/01/38	1.06%
Federal National Mortgage Assoc. 4.50%, 09/01/40	0.88%
Federal National Mortgage Assoc. 4.00%, 05/01/19-10/01/40	0.80%
Microsoft Corp.	0.77%
PepsiCo Inc.	0.75%
Amgen Inc.	0.71%

Sector Allocation as of September 30, 2010(b)

Portfolio Composition as a % of the Fair Value of $689,756 (in thousands) as of September 30, 2010(c)

Change in Value of a $10,000 Investment

Investment Class Shares

Average Annual Total Return

for the Periods Ended September 30, 2010

Investment Class Shares (Inception date: 10/29/99)

	One Year	Five Year	Ten Year	Commence ment	Ending value of a $10,000 invest ment(a)
Strategic Investment Fund	6.89%	3.20%	3.20%	10/29/99	$13,699
S&P 500 Index	10.16%	0.64%	-0.43%		$9,575
Barclays Capital U.S. Aggregate Bond Index	8.16%	6.20%	6.41%		$18,616

Service Class Shares

Average Annual Total Return

for the Periods Ended September 30, 2010

Service Class Shares (Inception date: 9/30/05)

	One Year	Three Year	Since Inception		Commence ment	Ending value of a $10,000 invest ment (a)
Strategic Investment Fund	6.09%	-4.27%	2.81%		09/30/05	$11,487
S&P 500 Index	10.16%	-7.16%	0.64%	*		$10,323
Barclays Capital U.S. Aggregate Bond Index	8.16%	7.42%	6.20%	*		$13,510

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

(c)	Fair Value basis is inclusive of Short Term Investment in GE Money Market Fund.

*	Index returns are not available from the Fund’s inception date and therefore are calculated from the month end nearest to the Service Class Shares’ inception date.

See Notes to Performance beginning on page 1 for further information.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Strategic Investment Fund

Schedule of Investments	September 30, 2010

Strategic Investment Fund

	Number of Shares	Fair Value
Domestic Equity — 31.3%†

Advertising — 0.5%

Omnicom Group Inc.	82,135	$3,242,690

Aerospace & Defense — 0.7%

Alliant Techsystems Inc.	12,027	906,836	(a)
Hexcel Corp.	62,747	1,116,269	(a)
Honeywell International Inc.	41,270	1,813,403
ITT Corp.	3,926	183,855
Rockwell Collins Inc.	4,929	287,114
		4,307,477

Agricultural Products — 0.1%

Archer-Daniels-Midland Co.	21,198	676,640

Air Freight & Logistics — 0.0%*

UTi Worldwide Inc.	16,700	268,536

Apparel Retail — 0.1%

Urban Outfitters Inc.	15,323	481,755	(a)

Apparel, Accessories & Luxury Goods — 0.2%

Coach Inc.	24,368	1,046,849

Application Software — 0.3%

Blackboard Inc.	15,068	543,051	(a)
Citrix Systems Inc.	17,264	1,178,095	(a)
		1,721,146

Asset Management & Custody Banks — 1.2%

Affiliated Managers Group Inc.	14,003	1,092,374	(a)
Ameriprise Financial Inc.	21,198	1,003,301
Invesco Ltd.	58,627	1,244,652
State Street Corp.	94,377	3,554,237	(e)
The Bank of New York Mellon Corp.	32,974	861,611
		7,756,175

Automotive Retail — 0.1%

O’Reilly Automotive Inc.	18,212	968,878	(a)

Biotechnology — 1.6%

Alexion Pharmaceuticals Inc.	9,198	591,983	(a)
Amgen Inc.	88,969	4,903,082	(a,h)
Gilead Sciences Inc.	97,673	3,478,136	(a)
Human Genome Sciences Inc.	19,230	572,862	(a)
Incyte Corp Ltd	26,698	426,901	(a)
Vertex Pharmaceuticals Inc.	18,696	646,321	(a)
		10,619,285

	Number of Shares	Fair Value

Brewers — 0.0%*

Molson Coors Brewing Co.	5,300	$250,266

Broadcasting — 0.1%

Discovery Communications Inc.	6,836	297,708	(a)
Discovery Communications Inc.	11,458	437,581	(a)
		735,289

Cable & Satellite — 0.6%

DIRECTV	56,591	2,355,884	(a)
Liberty Global Inc.	54,579	1,667,934	(a)
		4,023,818

Casinos & Gaming — 0.1%

Penn National Gaming Inc.	26,920	797,101	(a)

Coal & Consumable Fuels — 0.1%

Peabody Energy Corp.	16,149	791,462

Communications Equipment — 1.5%

Cisco Systems Inc.	186,228	4,078,393	(a,h)
Juniper Networks Inc.	32,589	989,076	(a)
QUALCOMM Inc.	106,362	4,799,053	(h)
		9,866,522

Computer Hardware — 0.7%

Apple Inc.	14,142	4,012,792	(a)
Hewlett-Packard Co.	13,740	578,042
		4,590,834

Computer Storage & Peripherals — 0.1%

Synaptics Inc.	33,948	955,297	(a)

Construction & Farm Machinery & Heavy Trucks — 0.2%

Cummins Inc.	7,618	690,038
Deere & Co.	12,815	894,231
		1,584,269

Data Processing & Outsourced Services — 0.8%

The Western Union Co.	147,388	2,604,345
Visa Inc.	33,641	2,498,181
		5,102,526

Department Stores — 0.1%

Macy’s Inc.	15,111	348,913

Diversified Financial Services — 0.8%

Bank of America Corp.	144,644	1,896,283
JPMorgan Chase & Co.	55,251	2,103,405
US Bancorp	11,777	254,619
Wells Fargo & Co.	46,122	1,159,046
		5,413,353

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2010

	Number of Shares	Fair Value

Diversified Metals & Mining — 0.1%

Freeport-McMoRan Copper & Gold Inc.	6,243	$533,090

Diversified Support Services — 0.1%

Iron Mountain Inc.	43,788	978,224

Electric Utilities — 0.6%

Edison International	8,833	303,767
Entergy Corp.	8,833	675,989
ITC Holdings Corp.	31,463	1,958,572
NextEra Energy Inc	7,852	427,070
Northeast Utilities	30,057	888,786
		4,254,184

Electrical Components & Equipment — 0.1%

Cooper Industries PLC	13,810	675,723

Electronic Components — 0.1%

Corning Inc.	25,515	466,414

Environmental & Facilities Services — 0.1%

Stericycle Inc.	5,630	391,172	(a)

Fertilizers & Agricultural Chemicals — 0.4%

Intrepid Potash Inc.	21,054	548,878	(a)
Monsanto Co.	43,329	2,076,759
		2,625,637

General Merchandise Stores — 0.4%

Dollar General Corp.	19,442	568,678	(a)
Target Corp.	33,718	1,801,890
		2,370,568

Healthcare Distributors — 0.1%

Cardinal Health Inc.	14,132	466,921

Healthcare Equipment — 1.0%

Becton Dickinson and Co.	3,337	247,272
Covidien PLC	52,538	2,111,502
Gen-Probe Inc.	11,570	560,682	(a)
Hospira Inc.	18,476	1,053,317	(a)
Masimo Corp.	37,566	1,025,927
ResMed Inc.	56,272	1,846,284	(a)
		6,844,984

Healthcare Services — 0.8%

Catalyst Health Solutions Inc.	22,101	778,176	(a)
Express Scripts Inc.	72,936	3,551,983	(a)
Omnicare Inc.	26,496	632,724
		4,962,883

Healthcare Technology — 0.1%

MedAssets Inc.	25,311	532,543	(a)

	Number of Shares	Fair Value

Heavy Electrical Equipment — 0.0%*

Babcock & Wilcox Co.	11,857	$252,317	(a)

Home Entertainment Software — 0.1%

Activision Blizzard Inc.	80,383	869,744

Home Improvement Retail — 0.5%

Lowe’s Companies Inc.	137,077	3,055,446

Home Building — 0.0%*

MDC Holdings Inc.	10,597	307,631

Home Furnishing Retail — 0.2%

Bed Bath & Beyond Inc.	30,643	1,330,212	(a,h)

Hotels, Resorts & Cruise Lines — 0.2%

Carnival Corp.	32,540	1,243,353
Marriott International Inc.	6,671	239,022
		1,482,375

Household Products — 0.4%

Clorox Co.	18,016	1,202,749
The Procter & Gamble Co.	25,516	1,530,195
		2,732,944

Independent Power Producers & Energy Traders — 0.0%*

Calpine Corp.	16,487	205,263	(a)

Industrial Gases — 0.5%

Praxair Inc.	33,966	3,065,771

Industrial Machinery — 0.2%

Eaton Corp.	3,336	275,187
Harsco Corp.	34,757	854,327
		1,129,514

Integrated Oil & Gas — 0.8%

Chevron Corp.	18,842	1,527,144
Exxon Mobil Corp.	40,700	2,514,853	(h)
Marathon Oil Corp.	23,553	779,604
Occidental Petroleum Corp.	2,552	199,822
		5,021,423

Integrated Telecommunication Services — 0.3%

AT&T Inc.	43,769	1,251,793
Verizon Communications Inc.	17,664	575,670
		1,827,463

Internet Software & Services — 0.6%

Equinix Inc.	6,715	687,280	(a)
Google Inc.	4,506	2,369,210	(a)
MercadoLibre Inc.	10,888	785,896	(a)
		3,842,386

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2010

	Number of Shares	Fair Value

Investment Banking & Brokerage — 0.6%

Morgan Stanley	14,458	$356,823
The Goldman Sachs Group Inc.	26,057	3,767,321
		4,124,144

IT Consulting & Other Services — 0.3%

Cognizant Technology Solutions Corp.	2,609	168,202	(a)
International Business Machines Corp.	15,279	2,049,525
		2,217,727

Life & Health Insurance — 0.5%

Aflac Inc.	25,689	1,328,378
MetLife Inc.	13,934	535,762
Principal Financial Group Inc.	23,553	610,494
Prudential Financial Inc.	19,626	1,063,337
		3,537,971

Life Sciences Tools & Services — 0.8%

Covance Inc.	17,217	805,583	(a)
Illumina Inc.	20,445	1,005,894	(a)
Life Technologies Corp.	19,490	909,988	(a)
Mettler-Toledo International Inc.	7,348	914,385	(a)
Thermo Fisher Scientific Inc.	31,069	1,487,583	(a)
		5,123,433

Movies & Entertainment — 0.6%

News Corp.	58,881	768,986
Regal Entertainment Group	51,490	675,549
The Walt Disney Co.	23,553	779,840
Time Warner Inc.	51,424	1,576,146
		3,800,521

Multi-Line Insurance — 0.2%

HCC Insurance Holdings Inc.	55,565	1,449,691

Multi-Utilities — 0.1%

Dominion Resources Inc.	19,627	856,915

Office REIT’s — 0.2%

Douglas Emmett Inc.	33,301	583,101
SL Green Realty Corp.	6,955	440,460
		1,023,561

Oil & Gas Equipment & Services — 1.0%

Dresser-Rand Group Inc.	21,650	798,668	(a)
Halliburton Co.	5,888	194,716
McDermott International Inc.	23,714	350,493	(a)
National Oilwell Varco Inc.	7,066	314,225
Schlumberger Ltd.	66,366	4,088,809	(h)
Weatherford International Ltd.	57,649	985,797	(a)
		6,732,708

	Number of Shares	Fair Value

Oil & Gas Exploration & Production — 0.8%

Apache Corp.	17,448	$1,705,716
Devon Energy Corp.	10,350	670,059
EQT Corp.	16,412	591,817
Petrohawk Energy Corp.	43,531	702,590	(a)
Pioneer Natural Resources Co.	9,935	646,073

Range Resources Corp.	14,579	555,897
Southwestern Energy Co.	10,896	364,362	(a)
		5,236,514

Oil & Gas Storage & Transportation — 0.2%

El Paso Corp.	71,913	890,282
Spectra Energy Corp.	12,757	287,670
		1,177,952

Packaged Foods & Meats — 0.5%

Kraft Foods Inc.	54,940	1,695,448
McCormick & Company Inc.	22,003	925,006
Mead Johnson Nutrition Co.	10,581	602,165
		3,222,619

Personal Products — 0.2%

Alberto-Culver Co.	15,307	576,309
Avon Products Inc.	20,226	649,457
		1,225,766

Pharmaceuticals — 0.5%

Abbott Laboratories	4,107	214,550
Bristol-Myers Squibb Co.	24,534	665,117
Johnson & Johnson	23,749	1,471,488
Pfizer Inc.	41,073	705,223
		3,056,378

Property & Casualty Insurance — 0.3%

ACE Ltd.	30,241	1,761,539

Railroads — 0.1%

Union Pacific Corp.	10,515	860,127

Real Estate Services — 0.3%

CB Richard Ellis Group Inc.	121,800	2,226,504	(a)

Regional Banks — 0.2%

Regions Financial Corp.	58,948	428,552
SunTrust Banks Inc.	14,406	372,107
Zions Bancorporation	9,891	211,272
		1,011,931

Reinsurance — 0.1%

PartnerRe Ltd.	7,678	615,622

Research & Consulting Services — 0.1%

IHS Inc.	13,708	932,144	(a)

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2010

	Number of Shares	Fair Value

Security & Alarm Services — 0.4%

Corrections Corporation of America	97,784	$2,413,309	(a)

Semiconductor Equipment — 0.1%

KLA-Tencor Corp.	22,958	808,810

Semiconductors — 0.8%

Hittite Microwave Corp.	19,124	911,259	(a)
Intel Corp.	121,560	2,337,599	(h)
Marvell Technology Group Ltd.	58,962	1,032,425	(a)
Microchip Technology Inc.	9,036	284,182
Texas Instruments Inc.	27,871	756,419
		5,321,884

Soft Drinks — 0.9%

Coca-Cola Enterprises Inc.	28,149	872,619	(a)
PepsiCo Inc.	77,421	5,143,851	(h)
		6,016,470

Specialized Finance — 0.6%

CBOE Holdings Inc.	21,577	432,403
CME Group Inc.	12,691	3,305,371
MSCI Inc.	14,423	478,988	(a)
		4,216,762

Steel — 0.5%

Allegheny Technologies Inc.	60,988	2,832,892
Steel Dynamics Inc.	33,779	476,622
		3,309,514

Systems Software — 1.4%

ArcSight Inc.	13,840	602,870	(a)
Microsoft Corp.	218,008	5,339,016	(h)
Oracle Corp.	47,552	1,276,771
Rovi Corp.	44,806	2,258,670	(a)
		9,477,327

Thrifts & Mortgage Finance — 0.1%

People’s United Financial Inc.	54,709	716,141

Tobacco — 0.1%

Philip Morris International Inc.	11,384	637,732

Trading Companies & Distributors — 0.1%

MSC Industrial Direct Co.	11,349	613,300

Wireless Telecommunication Services — 1.1%

American Tower Corp.	28,923	1,482,593	(a)
NII Holdings Inc.	116,260	4,778,287	(a)
Syniverse Holdings Inc.	29,571	670,375	(a)
		6,931,255

Total Domestic Equity (Cost $190,427,653)		206,430,184

	Number of Shares	Fair Value
Foreign Equity — 27.8%

Common Stock — 27.0%

Aerospace & Defense — 0.6%

CAE Inc.	124,760	$1,291,564
European Aeronautic Defence and Space Company N.V.	53,936	1,347,124
Safran S.A.	38,209	1,075,600
		3,714,288

Agricultural Products — 0.1%

China Agri-Industries Holdings Ltd.	110,752	156,929
Cosan SA Industria e Comercio	16,798	249,263	(a)
Global Bio-Chem Technology Group Company Ltd.	512,696	81,892
IOI Corporation Bhd	55,076	97,592
		585,676

Apparel Retail — 0.1%

Esprit Holdings Ltd.	126,404	684,677

Apparel, Accessories & Luxury Goods — 0.2%

Adidas AG	22,159	1,373,720
Ports Design Ltd.	63,497	175,444
		1,549,164

Application Software — 0.4%

Autonomy Corporation PLC	46,673	1,333,413	(a)
SAP AG	25,264	1,251,485
		2,584,898

Asset Management & Custody Banks — 0.0%*

Mirae Asset Securities Company Ltd.	3,161	165,777

Automobile Manufacturers — 0.9%

Daimler AG	30,371	1,926,348
Maruti Suzuki India Ltd.	4,263	136,613	(a)
Suzuki Motor Corp.	111,999	2,354,204
Toyota Motor Corp.	39,380	1,413,230
		5,830,395

Brewers — 0.0%*

Anadolu Efes Biracilik Ve Malt Sanayii AS	10,265	160,385

Broadcasting — 0.0%*

Grupo Televisa S.A. ADR	7,134	134,975
Zee Entertainment Enterprises Ltd.	21,782	146,441	(a)
		281,416

Building Products — 0.2%

Daikin Industries Ltd.	28,000	1,052,430

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2010

	Number of Shares	Fair Value

Coal & Consumable Fuels — 0.1%

Paladin Energy Ltd.	258,765	$899,472	(a)

Communications Equipment — 0.8%

HTC Corp.	13,142	298,247
Nokia Oyj	52,113	524,336	(a)
Research In Motion Ltd.	26,851	1,307,375	(a)
Research In Motion Ltd.	28,588	1,396,168	(a)
Telefonaktiebolaget LM Ericsson	120,898	1,329,230
ZTE Corp.	30,638	121,949
		4,977,305

Computer & Electronics Retail — 0.1%

Yamada Denki Company Ltd.	10,855	673,078

Computer Hardware — 0.0%*

Pegatron Corp.	162	212	(a)

Construction & Engineering — 0.5%

China State Construction International Holdings Ltd.	263,434	158,810
Doosan Heavy Industries and Construction Company Ltd.	3,937	293,139
Empresas ICA SAB de C.V.	7,787	19,015	(a)
Larsen & Toubro Ltd.	27,909	1,274,336	(a)
Murray & Roberts Holdings Ltd.	32,154	207,005
Vinci S.A.	20,838	1,046,035
		2,998,340

Construction & Farm Machinery & Heavy Trucks — 0.2%

China South Locomotive and Rolling Stock Corp.	1,338,125	1,270,350

Construction Materials — 0.1%

CRH PLC	55,288	907,260

Consumer Electronics — 0.0%*

LG Electronics Inc.	2,570	216,599

Distillers & Vintners — 0.1%

Diageo PLC	22,086	381,442

Diversified Banks — 3.5%

Axis Bank Ltd.	8,299	282,879	(a)
Banco Santander Brasil S.A.	153,700	2,068,445
Banco Santander S.A.	247,757	3,151,364	(a)
Bank of China Ltd.	365,000	192,298
BNP Paribas	47,929	3,413,624
Credit Agricole S.A.	72,741	1,138,544
Grupo Financiero Banorte SAB de C.V.	37,769	144,069	(a)
Halyk Savings Bank of Kazakhstan JSC	10,003	85,926	(a)
HSBC Holdings PLC	360,154	3,660,575

	Number of Shares	Fair Value

Industrial & Commercial Bank of China	321,495	$239,365
Kasikornbank PCL	68,034	277,964
KB Financial Group Inc.	18,964	814,940
Korea Exchange Bank	14,280	172,825
Lloyds Banking Group PLC	2,051,467	2,396,080
Metropolitan Bank & Trust	151,260	241,099
Mitsubishi UFJ Financial Group Inc.	318,592	1,483,508
Standard Bank Group Ltd.	12,189	193,995
Sumitomo Mitsui Financial Group Inc.	13,970	406,692
UniCredit S.p.A.	802,774	2,052,710
Yapi ve Kredi Bankasi AS	88,796	306,945	(a)
		22,723,847

Diversified Capital Markets — 0.3%

Credit Suisse Group AG (Regd.)	51,887	2,230,671

Diversified Metals & Mining — 1.0%

Anglo American PLC	5,080	202,168
Antofagasta PLC	15,362	299,204
BHP Billiton PLC	94,974	3,030,617
China Molybdenum Company Ltd.	149,874	107,726
New World Resources N.V.	18,142	209,265
Rio Tinto PLC	48,119	2,821,484
		6,670,464

Diversified Real Estate Activities — 0.2%

Mitsubishi Estate Company Ltd.	72,000	1,170,409

Diversified Support Services — 0.1%

Brambles Ltd.	116,562	707,640

Education Services — 0.0%*

MegaStudy Company Ltd.	820	121,247

Electric Utilities — 0.1%

Iberdrola S.A.	58,750	452,600

Electrical Components & Equipment — 0.4%

Schneider Electric S.A.	17,750	2,253,847
Zhuzhou CSR Times Electric Company Ltd.	64,222	206,402
		2,460,249

Electronic Components — 0.3%

Delta Electronics Inc.	429,343	1,793,424
Samsung SDI Company Ltd.	1,230	168,279	(a)
		1,961,703

Electronic Equipment & Instruments — 0.0%*

China Security & Surveillance Technology Inc.	18,873	104,934	(a)
Wasion Group Holdings Ltd.	138,847	106,417	(a)
		211,351

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2010

	Number of Shares	Fair Value

Electronic Manufacturing Services — 0.1%

Hon Hai Precision Industry Company Ltd.	110,694	$416,323

Fertilizers & Agricultural Chemicals — 1.1%

Potash Corporation of Saskatchewan Inc.	4,908	706,948
Potash Corporation of Saskatchewan Inc.	23,968	3,445,962
Sinofert Holdings Ltd.	296,441	170,689
Sociedad Quimica y Minera de Chile S.A. ADR	13,851	668,172
Syngenta AG	7,522	1,880,211
Taiwan Fertilizer Company Ltd.	39,704	124,037
		6,996,019

Food Distributors — 0.0%*

Alliance Global Group Inc.	477,012	97,826

Food Retail — 0.5%

Koninklijke Ahold N.V.	80,602	1,088,055
Shoprite Holdings Ltd.	8,076	114,581
Tesco PLC	321,271	2,146,538
X5 Retail Group N.V. GDR	3,508	140,320	(a)
		3,489,494

Gold — 0.1%

Barrick Gold Corp.	9,857	456,281
Kinross Gold Corp.	20,107	378,286
		834,567

Healthcare Distributors — 0.0%*

Sinopharm Group Co.	28,400	117,248	(a)

Healthcare Services — 0.0%*

Fleury S.A.	15,000	185,928

Healthcare Supplies — 0.4%

Cie Generale d’Optique Essilor International S.A.	40,956	2,821,937

Household Appliances — 0.0%*

Techtronic Industries Co.	112,999	111,060

Household Products — 0.6%

Reckitt Benckiser Group PLC	40,550	2,237,094
Unicharm Corp.	48,600	1,954,704
		4,191,798

Human Resource & Employment Services — 0.2%

The Capita Group PLC	123,960	1,535,343

Hypermarkets & Super Centers — 0.3%

Metro AG	34,707	2,262,492

	Number of Shares	Fair Value

Independent Power Producers & Energy Traders — 0.0%*

China WindPower Group Ltd.	859,953	$97,480	(a)
Huaneng Power International Inc.	70,505	43,775
		141,255

Industrial Conglomerates — 1.2%

Chongqing Machinery & Electric Company Ltd.	509,446	157,496
Hutchison Whampoa Ltd.	132,276	1,232,761
Koninklijke Philips Electronics N.V.	85,266	2,683,722
MAX India Ltd.	23,137	87,533	(a)
Siemens AG	34,286	3,624,287
		7,785,799

Industrial Gases — 0.6%

Linde AG	20,801	2,711,397
SODIFF Advanced Materials Company Ltd.	1,835	170,424	(a)
Taiyo Nippon Sanso Corp.	106,988	909,283
		3,791,104

Industrial Machinery — 0.4%

Fanuc Ltd.	7,500	954,333
Mitsubishi Heavy Industries Ltd.	157,000	578,836
SMC Corp.	5,800	764,400
		2,297,569

Integrated Oil & Gas — 2.0%

BG Group PLC	108,814	1,917,883	(a)
ENI S.p.A.	58,446	1,263,084
Gazprom OAO ADR	20,990	439,741
Lukoil OAO ADR	7,038	399,055
PetroChina Company Ltd.	116,000	134,929
Petroleo Brasileiro S.A. ADR	58,613	1,923,679
Royal Dutch Shell PLC	65,872	1,988,830
Suncor Energy Inc.	58,001	1,887,933
Suncor Energy Inc.	35,317	1,153,307
Total S.A.	42,851	2,211,601
		13,320,042

Integrated Telecommunication Services — 0.3%

Telefonica S.A.	64,331	1,595,336
Telekomunikasi Indonesia Tbk PT	119,650	123,337
		1,718,673

Internet Software & Services — 0.7%

Baidu Inc. ADR	46,997	4,822,832	(a)
Tencent Holdings Ltd.	3,600	78,602
		4,901,434

Investment Banking & Brokerage — 0.4%

Egyptian Financial Group-Hermes Holding	70,403	358,631	(a)
Nomura Holdings Inc.	360,972	1,745,663
Yuanta Financial Holding Company Ltd.	387,259	235,518	(a)
		2,339,812

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2010

	Number of Shares	Fair Value

IT Consulting & Other Services — 0.4%

Cap Gemini S.A.	32,870	$1,651,369
HCL Technologies Ltd.	18,859	178,119
Infosys Technologies Ltd.	2,615	177,085	(a)
Telvent GIT S.A.	14,207	321,362
		2,327,935

Life & Health Insurance — 0.7%

China Life Insurance Company Ltd.	33,801	133,233
Prudential PLC	300,343	3,012,432
Sony Financial Holdings Inc.	500	1,627,963
Tong Yang Life Insurance	15,265	156,633
		4,930,261

Marine — 0.2%

AP Moller - Maersk A/S	147	1,230,678

Marine Ports & Services — 0.0%*

Dalian Port PDA Company Ltd.	168,922	69,630

Movies & Entertainment — 0.1%

Vivendi S.A.	19,367	530,119

Multi-Line Insurance — 0.4%

AXA S.A.	81,839	1,432,894
Zurich Financial Services AG	5,707	1,345,332
		2,778,226

Multi-Utilities — 0.5%

National Grid PLC	260,314	2,215,096
Veolia Environnement	32,092	846,448
		3,061,544

Oil & Gas Drilling — 0.1%

Noble Corp.	16,890	570,713

Oil & Gas Exploration & Production — 0.1%

Afren PLC	165,928	289,185	(a)
CNOOC Ltd.	76,000	147,434
		436,619

Oil & Gas Refining & Marketing — 0.0%*

Reliance Industries Ltd.	3,518	77,296	(a)
Reliance Industries Ltd. GDR	4,074	181,700	(b)
		258,996

Packaged Foods & Meats — 0.9%

American Dairy Inc.	5,852	61,153	(a)
Danone	12,935	774,783
Nestle S.A.	82,940	4,444,351
Nestle S.A. ADR	5,889	314,649
Unilever N.V.	12,275	367,416
		5,962,352

	Number of Shares	Fair Value

Personal Products — 0.0%*

Natura Cosmeticos S.A.	4,000	$107,425

Pharmaceuticals — 0.8%

Aspen Pharmacare Holdings Ltd.	8,569	115,493	(a)
Bayer AG	19,440	1,357,496
Lijun International Pharmaceutical Holding Ltd.	206,686	80,936
Novartis AG	29,908	1,725,079
Novartis AG ADR	2,944	169,780
Roche Holding AG	15,153	2,081,511
		5,530,295

Property & Casualty Insurance — 0.0%*

Samsung Fire & Marine Insurance Company Ltd.	860	147,073	(a)

Real Estate Development — 0.0%*

Glorious Property Holdings Ltd. (REIT)	385,000	110,096
Unitech Ltd.	94,715	185,910	(a)
		296,006

Regional Banks — 0.2%

The Bank of Yokohama Ltd.	258,795	1,208,164

Security & Alarm Services — 0.2%

G4S PLC	227,076	911,026
G4S PLC	103,321	418,304
		1,329,330

Semiconductor Equipment — 0.0%*

ASM Pacific Technology Ltd.	9,049	80,603

Semiconductors — 0.9%

Samsung Electronics Company Ltd.	3,970	2,705,275
Taiwan Semiconductor Manufacturing Company Ltd.	1,368,876	2,716,589
Taiwan Semiconductor Manufacturing Company Ltd. ADR	38,423	389,609
		5,811,473

Specialized Finance — 0.4%

Deutsche Boerse AG	34,868	2,329,871

Steel — 0.8%

Mechel ADR	7,322	182,318
POSCO	510	230,791	(a)
Sumitomo Metal Industries Ltd.	943,010	2,381,794
Tata Steel Ltd.	8,171	118,560	(a)
ThyssenKrupp AG	26,369	861,096
Vale S.A. ADR	48,666	1,350,482	(h)
		5,125,041

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2010

	Number of Shares	Fair Value

Trading Companies & Distributors — 0.2%

Mitsubishi Corp.	54,000	$1,280,512

Wireless Telecommunication Services — 0.9%

America Movil SAB de C.V. ADR	20,594	1,098,278
China Mobile Ltd.	60,290	617,407
Mobile Telesystems OJSC ADR	56,605	1,201,724
MTN Group Ltd.	100,565	1,816,840
Vodafone Group PLC	556,939	1,378,749
		6,112,998

Total Common Stock (Cost $168,207,878)		178,514,932
Preferred Stock — 0.8%

Automobile Manufacturers — 0.3%

Volkswagen AG	14,845	1,794,185

Cable & Satellite — 0.0%*

NET Servicos de Comunicacao S.A.	16,439	214,439	(a)

Diversified Banks — 0.1%

Itau Unibanco Holding S.A.	18,725	447,291	(a)

Electric Utilities — 0.0%*

Cia Energetica de Minas Gerais	6,123	99,207	(a)

Healthcare Equipment — 0.2%

Fresenius SE	15,180	1,227,675

Integrated Oil & Gas — 0.1%

Petroleo Brasileiro S.A.	21,023	338,636

Other Diversified Financial Services — 0.0%*

Citigroup Capital XIII	8,250	206,250	(i)

Steel — 0.1%

Mechel	2,689	22,130
Usinas Siderurgicas de Minas Gerais S.A.	8,102	108,556	(a)
Vale S.A.	22,311	609,727	(a)
		740,413

Total Preferred Stock (Cost $4,342,199)		5,068,096

Total Foreign Equity (Cost $172,550,077)		183,583,028

		Principal Amount	Fair Value
Bonds and Notes — 28.1%

U.S. Treasuries — 3.3%

U.S. Treasury Bonds
1.75%	07/31/15	$9,448,800	$9,676,138	(h)
3.25%	07/31/16	1,532,300	1,677,030
4.38%	05/15/40	7,997,000	8,981,671
U.S. Treasury Notes
0.36%	04/30/12	1,121,900	1,133,209	(d)
2.63%	08/15/20	380,100	383,663
4.50%	11/15/10	13,000	13,069
			21,864,780

Agency Mortgage Backed — 10.1%

Federal Home Loan Mortgage Corp.
4.50%	06/01/33 - 02/01/35	32,518	34,125	(h)
5.00%	07/01/35 - 08/01/40	3,241,279	3,408,806	(h)
5.50%	05/01/20 - 04/01/39	768,175	827,208	(h)
6.00%	04/01/17 - 11/01/37	834,822	912,706	(h)
6.50%	06/01/29	7,119	7,905	(h)
7.00%	10/01/16 - 08/01/36	228,785	257,203	(h)
7.50%	12/01/30 - 09/01/33	6,690	7,630	(h)
8.00%	04/01/30 - 11/01/30	1,631	1,878	(h)
9.00%	04/01/16 - 06/01/21	1,201	1,330	(h)
5.50%	TBA	305,000	323,491	(c)
Federal National Mortgage Assoc.
4.00%	05/01/19 - 10/01/40	5,369,607	5,527,660	(h)
4.50%	05/01/18 - 06/01/40	8,439,926	8,803,937	(h)
4.50%	09/01/40	5,815,000	6,083,944	(i)
5.00%	10/01/40	2,325,000	2,480,103	(i)
5.00%	07/01/20 - 08/01/40	2,223,849	2,346,790	(h)
5.32%	03/01/37	1,877	1,977	(i)
5.50%	03/01/14 - 04/01/38	6,820,580	7,312,241	(h)
5.53%	04/01/37	2,993	3,164	(i)
6.00%	07/01/14 - 08/01/35	2,578,600	2,825,383	(h)
6.50%	01/01/15 - 08/01/34	324,191	360,238	(h)
7.00%	10/01/16 - 12/01/33	79,497	89,227	(h)
7.50%	09/01/13 - 03/01/34	21,712	24,554	(h)
8.00%	12/01/11 - 11/01/33	9,607	11,003	(h)
8.50%	07/01/30 - 05/01/31	1,144	1,308	(h)
9.00%	04/01/16 - 12/01/22	3,523	3,852	(h)
4.50%	TBA	18,890,000	19,699,117	(c)
5.00%	TBA	1,348,000	1,420,135	(c)
5.50%	TBA	260,000	279,683	(c)
6.00%	TBA	2,150,000	2,309,233	(c)
6.50%	TBA	568,000	619,297	(c)
Government National Mortgage Assoc.
4.50%	08/15/33 - 09/15/34	85,711	91,010	(h)
5.00%	08/15/33	35,674	38,274	(h)
6.00%	04/15/30 - 09/15/36	125,013	137,136	(h)
6.50%	02/15/24 - 06/15/36	64,401	71,846	(h)
7.00%	03/15/12 - 10/15/36	52,356	58,373	(h)
8.00%	06/15/30	60	71	(h)

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2010

		Principal Amount	Fair Value

8.50%	10/15/17	$12,940	$14,376	(h)
9.00%	11/15/16 - 12/15/21	17,100	18,969	(h)
			66,415,183

Agency Collateralized Mortgage Obligations — 0.4%

Collateralized Mortgage Obligation Trust (Class B)
1.31%	11/01/18	456	441	(d,f,h,o)
Fannie Mae Whole Loan
0.97%	08/25/43	751,461	19,525	(g,p)
Federal Home Loan Mortgage Corp.
0.10%	09/25/43	149,603	1,206	(g,h,i,p)
8.00%	02/01/23 - 07/01/24	1,643	373	(g,h,p)
Federal Home Loan Mortgage Corp. REMIC
5.00%	02/15/38	126,808	15,673	(g,p)
5.00%	05/15/38	122,558	132,068
5.50%	04/15/17	8,666	284	(g,h,p)
Federal Home Loan Mortgage Corp. REMIC (Series 1980) (Class OF)
7.50%	07/15/27	4,292	938	(g,h,p)
Federal Home Loan Mortgage Corp. REMIC (Series 2543) (Class LR)
7.50%	01/15/16	337	337	(h)
Federal Home Loan Mortgage Corp. REMIC (Series 2631) (Class DI)
5.50%	06/15/33	24,010	4,235	(g,h,p)
Federal Home Loan Mortgage Corp. REMIC (Series 2642) (Class AW)
4.50%**	03/15/19	597	—	(g,h,p)
Federal Home Loan Mortgage Corp. REMIC (Series 2643) (Class IM)
4.50%	03/15/18	18,724	1,925	(g,h,p)
Federal Home Loan Mortgage Corp. REMIC (Series 2763) (Class JI)
5.00%	10/15/18	44,137	3,324	(g,h,p)
Federal Home Loan Mortgage Corp. REMIC (Series 2852) (Class OJ)
14.81%	09/15/34	79,362	75,641	(d,f)
Federal Home Loan Mortgage Corp. REMIC (Series 3284) (Class CI)
5.86%	03/15/37	1,547,947	199,729	(g,i,p)
Federal Home Loan Mortgage Corp. REMIC (Series 3311) (Class IA)
6.15%	05/15/37	587,202	73,963	(g.i,p)
Federal Home Loan Mortgage Corp. REMIC (Series 3311) (Class IB)
6.15%	05/15/37	587,202	75,765	(g.i,p)
Federal Home Loan Mortgage Corp. REMIC (Series 3311) (Class IC)
6.15%	05/15/37	587,202	75,765	(g.i,p)
Federal Home Loan Mortgage Corp. REMIC (Series 3311) (Class ID)
6.15%	05/15/37	587,202	75,765	(g,i,p)

		Principal Amount	Fair Value
Federal Home Loan Mortgage Corp. REMIC (Series 3311) (Class IE)
6.15%	05/15/37	$853,401	$110,112	(g.i,p)
Federal Home Loan Mortgage Corp. REMIC (Series 33) (Class 33D)
8.00%	04/15/20	207	226	(h)
Federal Home Loan Mortgage STRIPS
3.51%	08/01/27	386	334	(d,f,h)
Federal National Mortgage Assoc. REMIC
5.00%	08/25/38	122,364	131,544
5.00%	02/25/40	93,037	13,604	(g,p)
Federal National Mortgage Assoc. REMIC
6.29%	07/25/37	592,702	88,774	(g,i,p)
Federal National Mortgage Assoc. REMIC (Series 2005) (Class SC)
6.42%	10/25/35	1,257,460	163,125	(g,i,p)
Federal National Mortgage Assoc. REMIC (Class B)
2.40%	12/25/22	606	559	(d,f,h)
Federal National Mortgage Assoc. REMIC (Class BZ)
5.50%	01/25/33	153,001	168,975
Federal National Mortgage Assoc. REMIC (Class CS)
7.44%	08/25/16	3,940	96	(g,h,i,p)
Federal National Mortgage Assoc. REMIC (Class VZ)
5.00%	10/25/35	97,908	104,849
Federal National Mortgage Assoc. REMIC (Series 2003)
5.00%	08/25/17	4,627	287	(g,h,p)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class HI)
5.00%	10/25/22	22,117	1,390	(g,h,p)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class IJ)
5.00%	02/25/32	204,602	17,882	(g,p)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class IO)
1.20%	12/25/42	64,629	2,421	(g,h,i,p)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class KI)
4.50%	05/25/18	10,426	349	(g,h,p)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class SL)
16.05%	03/25/31	18,861	21,617	(h,i)
Federal National Mortgage Assoc. REMIC (Series 2008) (Class ZW)
5.00%	07/25/38	96,593	104,397
Federal National Mortgage Assoc. STRIPS
6.00%	01/01/35	134,339	20,343	(g,p)

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2010

		Principal Amount	Fair Value
Federal National Mortgage Assoc. STRIPS (Class 2)
4.50%	08/01/35	$213,703	$31,521	(g,p)
5.00%	03/25/38	180,402	22,562	(g,p)
5.50%	12/01/33	44,755	6,743	(g,h,p)
7.50%	11/01/23	11,281	1,898	(g,h,p)
8.00%	08/01/23 - 07/01/24	3,632	661	(g,h,p)
8.50%	03/01/17 - 07/25/22	1,229	244	(g,h,p)
9.00%	05/25/22	598	131	(g,h,p)
Federal National Mortgage Assoc. STRIPS (Series 364) (Class 1)
4.50%	09/01/35	369,689	54,529	(g,p)
Federal National Mortgage Assoc. STRIPS (Series 378) (Class 1)
4.50%	01/01/36	291,898	43,055	(g,p)
Federal National Mortgage Assoc. STRIPS (Series 387) (Class 1)
5.00%	05/25/38	184,291	20,364	(g,p)
Government National Mortgage Assoc.
1.00%	01/16/39	1,466,936	220,477	(g,i,p)
4.50%	05/20/38	177,425	23,629	(g,p)
4.50%	11/20/39	373,268	393,323
5.00%	10/20/37 - 09/20/38	974,411	143,802	(g,p)
Government National Mortgage Assoc. (Class IC)
5.99%	04/16/37	406,074	80,175	(g,p)
Vendee Mortgage Trust
0.39%	04/15/40	785,804	15,716	(g,p)
Vendee Mortgage Trust (Class 2003)
0.86%	05/15/33	466,817	16,147	(g,p)
			2,782,818

Asset Backed — 0.6%

Bear Stearns Asset Backed Securities Trust (Series 2003) (Class A)
5.99%	01/25/34	2,233	1,694	(d,h,i)
Chase Funding Mortgage Loan Asset-Backed Certificates (Class IIA2)
16.83%	03/25/32	4,265	2,851	(d,h,i)
Citicorp Residential Mortgage Securities Inc. (Series 2006) (Class A5)
6.04%	09/25/36	150,000	130,471
Countrywide Asset-Backed Certificates (Class AF6)
4.74%	10/25/35	124,655	112,125	(i)
Hertz Vehicle Financing LLC
2.60%	02/25/15	600,000	610,735	(b)
4.26%	03/25/14	2,000,000	2,098,254	(b)
Mid-State Trust (Class A3)
7.54%	07/01/35	2,604	2,629	(h,o)

		Principal Amount	Fair Value
Popular ABS Mortgage Pass-Through Trust (Class AF4)
5.30%	11/25/35	$150,000	$136,332
Residential Asset Securities Corp. (Series 2002) (Class AIIB)
32.90%	07/25/32	1,638	883	(d,h,i)
Saxon Asset Securities Trust
5.23%	08/25/35	972,169	918,363	(i)
			4,014,337

Corporate Notes — 10.6%

Abu Dhabi National Energy Co.
4.75%	09/15/14	100,000	103,496	(b)
6.25%	09/16/19	100,000	106,205	(b)
AES El Salvador Trust
6.75%	02/01/16	100,000	93,493	(b)
AES Panama S.A.
6.35%	12/21/16	60,000	64,020	(b)
Agilent Technologies Inc.
5.00%	07/15/20	233,000	247,233
5.50%	09/14/15	112,000	125,918
Air Jamaica Ltd.
9.38%	07/08/15	7,143	7,179
Akbank TAS
5.13%	07/22/15	400,000	398,440	(b)
Alcoa Inc.
6.15%	08/15/20	331,000	340,316
Allergan Inc.
3.38%	09/15/20	465,000	464,799
Alliance One International Inc.
10.00%	07/15/16	215,000	232,737
ALROSA Finance S.A.
8.88%	11/17/14	100,000	109,700	(b)
Ameren Illinois Co.
9.75%	11/15/18	180,000	241,179
Amsted Industries Inc.
8.13%	03/15/18	256,000	266,560	(b)
Anadarko Petroleum Corp.
6.20%	03/15/40	554,000	540,086
6.38%	09/15/17	117,000	128,929
Anheuser-Busch InBev Worldwide Inc.
5.00%	04/15/20	547,000	602,731
5.38%	11/15/14	417,000	468,061	(b)
ARAMARK Corp.
8.50%	02/01/15	310,000	322,400
ArcelorMittal
7.00%	10/15/39	233,000	238,026
Arizona Public Service Co.
6.25%	08/01/16	45,000	52,347	(h)
AT&T Inc.
6.40%	05/15/38	1,385,000	1,582,916
6.70%	11/15/13	188,000	217,678
Avis Budget Car Rental LLC
9.63%	03/15/18	124,000	131,130

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2010

		Principal Amount	Fair Value
Banco do Brasil Cayman
8.50%	10/29/49	$150,000	$176,250	(b)
Banco Mercantil del Norte S.A.
4.38%	07/19/15	300,000	299,700	(b)
6.14%	10/13/16	32,000	32,002	(i)
BanColombia S.A.
6.13%	07/26/20	40,000	41,500
Bank of America Corp.
4.50%	04/01/15	575,000	603,316
5.63%	07/01/20	1,095,000	1,157,085
5.75%	12/01/17	355,000	379,550
6.50%	08/01/16	665,000	747,726
BE Aerospace Inc.
8.50%	07/01/18	305,000	332,450
Boise Paper Holdings LLC
8.00%	04/01/20	333,000	344,655
Bombardier Inc.
7.75%	03/15/20	704,000	760,320	(b)
BP Capital Markets PLC
3.13%	10/01/15	116,000	116,609
4.50%	10/01/20	116,000	118,623
Calpine Corp.
7.25%	10/15/17	265,000	269,637	(b)
Cantor Fitzgerald LP
7.88%	10/15/19	158,000	165,873	(b)
Cargill Inc.
5.20%	01/22/13	218,000	236,277	(b)
6.00%	11/27/17	91,000	107,584	(b)
CBS Corp.
5.75%	04/15/20	580,000	644,211
CCO Holdings LLC
7.88%	04/30/18	529,000	548,837	(b)
8.13%	04/30/20	96,000	101,760	(b)
Cenovus Energy Inc.
6.75%	11/15/39	150,000	181,105
Centrais Eletricas Brasileiras S.A.
6.88%	07/30/19	145,000	171,100	(b)
Central American Bank for Economic Integration
5.38%	09/24/14	170,000	183,850	(b)
CFG Investment SAC
9.25%	12/19/13	100,000	105,750
Chesapeake Energy Corp.
6.63%	08/15/20	249,000	260,205
7.25%	12/15/18	322,000	346,955
Cincinnati Bell Inc.
8.25%	10/15/17	283,000	285,830
8.75%	03/15/18	184,000	179,400
Citigroup Inc.
5.00%	09/15/14	465,000	482,968
5.13%	05/05/14	759,000	808,148
5.38%	08/09/20	721,000	745,970
6.13%	11/21/17	117,000	127,805
6.38%	08/12/14	401,000	445,301
8.50%	05/22/19	402,000	497,009

		Principal Amount	Fair Value
Clarendon Alumina Production Ltd.
8.50%	11/16/21	$105,000	$106,050	(b,h)
Community Health Systems Inc.
8.88%	07/15/15	537,000	570,562	(h)
Consolidated Edison Company of New York Inc.
6.65%	04/01/19	111,000	139,580
Consolidated Edison Company of New York Inc. (Series 2008)
5.85%	04/01/18	66,000	78,207
Corp Nacional del Cobre de Chile
5.63%	09/21/35	30,000	32,892	(b)
COX Communications Inc.
6.25%	06/01/18	119,000	137,196	(b)
Credit Suisse First Boston International for CJSC The EXIM of Ukraine
7.65%	09/07/11	100,000	101,250
Crown Castle International Corp.
7.13%	11/01/19	320,000	340,800
Crown Castle Towers LLC
4.88%	08/15/40	300,000	309,939	(b)
6.11%	01/15/40	149,000	164,605	(b)
CVS Caremark Corp.
3.25%	05/18/15	174,000	181,747
5.75%	06/01/17	54,000	61,970
6.13%	09/15/39	590,000	651,320
DASA Finance Corp.
8.75%	05/29/18	146,000	164,031
Denbury Resources Inc.
8.25%	02/15/20	151,000	164,779
DirecTV Holdings LLC
4.75%	10/01/14	279,000	304,720
5.88%	10/01/19	180,000	204,297
Dolphin Energy Ltd.
5.89%	06/15/19	287,790	310,525	(b)
Drummond Company Inc.
9.00%	10/15/14	163,000	172,169	(b)
El Paso Corp.
8.05%	10/15/30	153,000	159,408
Empresa Nacional del Petroleo
5.25%	08/10/20	124,000	127,184	(b)
6.25%	07/08/19	100,000	110,508	(b)
Energy Transfer Equity LP
7.50%	10/15/20	500,000	526,250
European Investment Bank
4.88%	01/17/17	500,000	584,210
Exelon Corp.
4.90%	06/15/15	224,000	245,511
Exelon Generation Company LLC
6.25%	10/01/39	113,000	121,126
Expedia Inc.
5.95%	08/15/20	268,000	271,015	(b)
Export-Import Bank of Korea
5.88%	01/14/15	100,000	111,760

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2010

		Principal Amount	Fair Value
Fibria Overseas Finance Ltd.
7.50%	05/04/20	$119,000	$126,289	(b)
Ford Motor Credit Company LLC
7.00%	04/15/15	300,000	320,574
Forest Oil Corp.
7.25%	06/15/19	340,000	347,650
FPL Group Capital Inc.
2.60%	09/01/15	466,000	469,487
France Telecom S.A.
2.13%	09/16/15	232,000	233,610
Frontier Communications Corp.
8.25%	04/15/17	224,000	245,000
Gannett Company Inc.
6.38%	09/01/15	70,000	69,213	(b)
7.13%	09/01/18	175,000	172,375	(b)
Gaz Capital SA for Gazprom
9.25%	04/23/19	75,000	93,375
Globo Comunicacao e Participacoes S.A.
6.25%	12/31/49	100,000	102,250	(b,j)
7.25%	04/26/22	200,000	214,000	(b)
Hartford Financial Services Group Inc.
5.50%	03/30/20	296,000	301,037
HCA Inc.
9.25%	11/15/16	436,000	471,970
Health Management Associates Inc.
6.13%	04/15/16	200,000	202,000
Hess Corp.
5.60%	02/15/41	233,000	243,112
Host Hotels & Resorts LP (REIT)
9.00%	05/15/17	196,000	218,785
HSBC Finance Corp.
5.00%	06/30/15	699,000	761,247
IIRSA Norte Finance Ltd.
8.75%	05/30/24	112,438	129,866	(b,h)
Ingles Markets Inc.
8.88%	05/15/17	303,000	326,483
Intelsat Subsidiary Holding Company S.A.
8.88%	01/15/15	154,000	159,390
Intergen N.V.
9.00%	06/30/17	194,000	205,155	(b,h)
International Paper Co.
7.50%	08/15/21	386,000	461,777
JP Morgan Chase Capital XXV (Series Y)
6.80%	10/01/37	238,000	241,906
JPMorgan Chase & Co.
5.13%	09/15/14	487,000	533,964
JPMorgan Chase Bank NA
5.88%	06/13/16	135,000	152,905
Korea Development Bank
3.25%	03/09/16	348,000	348,390

		Principal Amount	Fair Value
Korea Hydro & Nuclear Power Company Ltd.
6.25%	06/17/14	$200,000	$224,254	(b)
Korea National Oil Corp.
5.38%	07/30/14	200,000	217,789	(b)
Kraft Foods Inc.
5.38%	02/10/20	564,000	630,016
6.50%	02/09/40	233,000	272,812
Kreditanstalt fuer Wiederaufbau
3.50%	03/10/14	1,493,000	1,616,558	(h)
4.13%	10/15/14	342,000	378,934
4.50%	07/16/18	816,000	938,934
L-3 Communications Corp.
5.88%	01/15/15	177,000	180,983
LBI Escrow Corp.
8.00%	11/01/17	200,000	218,500	(b)
Levi Strauss & Co.
7.63%	05/15/20	440,000	456,500
Lincoln National Corp.
6.25%	02/15/20	233,000	260,662
8.75%	07/01/19	270,000	347,317
Listrindo Capital BV
9.25%	01/29/15	100,000	113,435	(b)
Lloyds TSB Bank PLC
6.50%	09/14/20	395,000	398,806	(b)
Majapahit Holding BV
7.25%	10/17/11	200,000	210,240	(b)
7.75%	10/17/16 - 01/20/20	300,000	354,000	(b)
Merrill Lynch & Company Inc.
6.05%	08/15/12	195,000	209,296
6.88%	04/25/18	233,000	261,355
Midamerican Energy Holdings Co.
6.13%	04/01/36	39,000	44,618	(h)
Morgan Stanley
5.50%	01/26/20	721,000	741,081
5.63%	09/23/19	301,000	313,386
6.00%	04/28/15	133,000	146,225
Morgan Stanley (Series F)
6.63%	04/01/18	455,000	504,438
Mylan Inc.
7.88%	07/15/20	224,000	239,960	(b)
NAK Naftogaz Ukraine
9.50%	09/30/14	100,000	108,160	(m)
National Agricultural Cooperative Federation
4.25%	01/28/16	279,000	287,184	(b)
5.00%	09/30/14	141,000	150,879	(b)
NET Servicos de Comunicacao S.A.
7.50%	01/27/20	100,000	112,750	(b)
News America Inc.
6.65%	11/15/37	275,000	316,329
Nexen Inc.
6.20%	07/30/19	627,000	732,839
6.40%	05/15/37	531,000	578,625
Nisource Finance Corp.
6.13%	03/01/22	144,000	163,039

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2010

		Principal Amount	Fair Value
NRG Energy Inc.
7.38%	02/01/16	$295,000	$303,481
1Malaysia Sukuk Global Berhad
3.93%	06/04/15	100,000	105,628	(b)
Pacific Gas & Electric Co.
5.80%	03/01/37	125,000	138,818
PacifiCorp
6.00%	01/15/39	500,000	588,970
6.25%	10/15/37	6,000	7,270
PAETEC Holding Corp.
8.88%	06/30/17	415,000	433,675
Pemex Finance Ltd.
9.03%	02/15/11	10,300	10,480	(h)
Pemex Project Funding Master Trust
6.63%	06/15/38	50,000	53,848
Petroleos Mexicanos
4.88%	03/15/15	210,000	226,511	(b)
6.63%	06/15/35	24,000	26,218	(b)
8.00%	05/03/19	30,000	37,200
Petroleum Company of Trinidad & Tobago Ltd.
6.00%	05/08/22	100,000	102,250
Petronas Capital Ltd.
5.25%	08/12/19	100,000	110,043	(b)
Petronas Global Sukuk Ltd.
4.25%	08/12/14	100,000	105,682	(b)
Pioneer Natural Resources Co.
7.50%	01/15/20	275,000	302,609
Plains All American Pipeline LP Corp.
3.95%	09/15/15	214,000	224,480
4.25%	09/01/12	75,000	78,226
Plains Exploration & Production Co.
7.63%	06/01/18	110,000	115,500
Power Sector Assets & Liabilities Management Corp.
7.25%	05/27/19	600,000	724,020
Pride International Inc.
6.88%	08/15/20	207,000	225,371
Prudential Financial Inc.
3.63%	09/17/12	75,000	77,941
3.88%	01/14/15	655,000	688,091
7.38%	06/15/19	148,000	180,286
PTTEP Australia International Finance Proprietary Ltd.
4.15%	07/19/15	600,000	616,859	(b)
Qatari Diar Finance QSC
5.00%	07/21/20	100,000	104,994	(b)
QVC Inc.
7.50%	10/01/19	250,000	261,250	(b)
RailAmerica Inc.
9.25%	07/01/17	172,000	188,555
Republic Services Inc.
5.25%	11/15/21	146,000	161,311
5.50%	09/15/19	208,000	234,311

		Principal Amount	Fair Value
Reynolds Group Issuer Inc.
7.75%	10/15/16	$200,000	$203,500	(b)
Roche Holdings Inc.
6.00%	03/01/19	259,000	313,769	(b)
Rockies Express Pipeline LLC
5.63%	04/15/20	883,000	887,826	(b)
RR Donnelley & Sons Co.
7.63%	06/15/20	273,000	284,827
RSHB Capital SA for OJSC Russian Agricultural Bank
6.30%	05/15/17	100,000	104,250	(b)
6.97%	09/21/16	100,000	100,500	(i)
Sabine Pass LNG LP
7.25%	11/30/13	70,000	67,550
7.50%	11/30/16	80,000	73,000
Solutia Inc.
7.88%	03/15/20	153,000	163,519
Southern Copper Corp.
6.75%	04/16/40	37,000	40,397
7.50%	07/27/35	200,000	231,902
Star Energy Geothermal Wayang Windu Ltd.
11.50%	02/12/15	100,000	112,250	(b)
Talecris Biotherapeutics Holdings Corp.
7.75%	11/15/16	50,000	55,000
Telecom Italia Capital S.A.
6.00%	09/30/34	183,000	172,633
7.18%	06/18/19	152,000	178,401
Telefonica Emisiones SAU
3.73%	04/27/15	166,000	173,594
Teva Pharmaceutical Finance II BV
3.00%	06/15/15	467,000	488,523
Textron Inc.
6.20%	03/15/15	430,000	478,261
The AES Corp.
8.00%	10/15/17 - 06/01/20	289,000	312,780
The Dow Chemical Co.
5.90%	02/15/15	376,000	419,270
The Goldman Sachs Group Inc.
3.70%	08/01/15	759,000	776,541
5.38%	03/15/20	1,044,000	1,100,389
6.75%	10/01/37	116,000	120,573
The Kroger Co.
6.15%	01/15/20	228,000	270,923
The Potomac Edison Co.
5.35%	11/15/14	15,000	16,563	(h)
The Williams Companies Inc.
7.88%	09/01/21	163,000	197,915
Ticketmaster Entertainment LLC
10.75%	08/01/16	1,000,000	1,095,000
Time Warner Cable Inc.
5.00%	02/01/20	1,087,000	1,164,102
6.75%	07/01/18	392,000	467,514
7.50%	04/01/14	420,000	495,029

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2010

		Principal Amount	Fair Value
Time Warner Inc.
5.88%	11/15/16	$396,000	$461,119
6.20%	03/15/40	269,000	293,048
UPC Germany GmbH
8.13%	12/01/17	200,000	208,000	(b)
USB Capital XIII Trust
6.63%	12/15/39	226,000	231,142
Vale Overseas Ltd.
6.88%	11/10/39	25,000	28,649
Valero Energy Corp.
6.13%	02/01/20	614,000	669,202
Verizon Communications Inc.
6.35%	04/01/19	1,196,000	1,459,492
6.40%	02/15/38	234,000	270,639
6.90%	04/15/38	114,000	138,585
VIP Finance Ireland Limited for OJSC Vimpel Communications (Class A)
8.38%	04/30/13	100,000	107,875	(b)
Virgin Media Finance PLC
8.38%	10/15/19	200,000	219,500
VTB Capital S.A.
6.47%	03/04/15	100,000	103,500	(b)
WEA Finance LLC
6.75%	09/02/19	723,000	856,616	(b)
7.50%	06/02/14	220,000	256,063	(b)
Weatherford International Limited Bermuda
6.75%	09/15/40	407,000	424,206
Williams Partners LP
5.25%	03/15/20	338,000	367,431
6.30%	04/15/40	226,000	249,134
Windstream Corp.
7.88%	11/01/17	62,000	64,635
Woodside Finance Ltd.
4.50%	11/10/14	354,000	379,873	(b)
Wyeth
5.50%	03/15/13	237,000	262,362
Wynn Las Vegas LLC
7.88%	05/01/20	583,000	618,709
XL Capital Ltd.
5.25%	09/15/14	338,000	360,178
Xstrata Finance Canada Ltd.
5.80%	11/15/16	150,935	166,759	(b)
			69,623,161

Non-Agency Collateralized Mortgage Obligations — 2.4%

Banc of America Commercial Mortgage Inc.
5.93%	02/10/51	620,000	666,863
Banc of America Commercial Mortgage Inc. (Class A4)
5.63%	07/10/46	763,000	825,947

Banc of America Commercial Mortgage Inc. (Class AJ)
11.12%	07/10/46	120,000	93,000	(d,i)

		Principal Amount	Fair Value
Banc of America Commercial Mortgage Inc. (Class C)
5.88%	04/10/49	$100,000	$17,061	(h,i,o)
Banc of America Funding Corp. (Class B1)
5.43%	03/20/36	66,715	1,994	(h,i,o)
Banc of America Mortgage Securities Inc. (Class B1)
5.08%	01/25/36	33,272	2,895	(h,i,o)
Banc of America Mortgage Securities Inc. (Class B2)
5.08%	01/25/36	33,290	293	(h,i,o)
Bear Stearns Commercial Mortgage Securities (Class A2)
5.68%	04/12/38	381,359	385,235	(h,i)
Bear Stearns Commercial Mortgage Securities (Class A4)
5.47%	01/12/45	250,000	273,610
5.69%	06/11/50	1,530,000	1,651,629	(h,i)
Bear Stearns Commercial Mortgage Securities (Class AJ)
5.62%	03/11/39	125,000	111,628	(i)
5.91%	06/11/40	140,000	97,092	(i)
Bear Stearns Commercial Mortgage Securities (Class AM)
5.92%	06/11/50	120,000	111,672	(i)
Bear Stearns Commercial Mortgage Securities (Series 2007) (Class D)
6.17%	09/11/42	30,000	10,914	(h,i,o)
Citigroup Commercial Mortgage Trust (Class AJ)
5.92%	03/15/49	170,000	146,185	(i)
Citigroup Commercial Mortgage Trust (Series 2006) (Class AJ)
5.48%	10/15/49	150,000	121,003
Commercial Mortgage Pass Through Certificates (Class AM)
5.99%	06/10/46	230,000	229,103	(i)
Countrywide Commercial Mortgage Trust (Class AJ)
5.49%	07/12/46	500,000	354,651	(i)
Credit Suisse First Boston Mortgage Securities Corp. (Class CB1)
5.33%	10/25/35	28,816	1,683	(h,i,o)
Credit Suisse Mortgage Capital Certificates (Class C)
5.73%	02/15/39	525,000	333,773
Credit Suisse Mortgage Capital Certificates (Class CB1)
5.64%	02/25/36	23,613	1,448	(h,i,o)
Greenwich Capital Commercial Funding Corp.
6.08%	07/10/38	540,000	591,658	(i)
Indymac INDA Mortgage Loan Trust (Class B1)
5.11%	01/25/36	134,833	4,404	(h,i,o)

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2010

		Principal Amount	Fair Value

Indymac INDA Mortgage Loan Trust (Class B2)
5.11%	01/25/36	$73,755	$531	(h,i,o)
JP Morgan Alternative Loan Trust (Class 1A2)
6.85%	10/25/36	45,040	44,840	(d,h,i)
JP Morgan Chase Commercial Mortgage Securities Corp.
6.06%	04/15/45	210,000	208,787
JP Morgan Chase Commercial Mortgage Securities Corp. (Class A4)
5.34%	08/12/37	510,000	557,060	(i)
5.44%	06/12/47	400,000	419,275
5.79%	02/12/51	1,090,000	1,172,742	(h,i)
JP Morgan Chase Commercial Mortgage Securities Corp. (Class AM)
6.10%	02/12/51	290,000	267,046	(i)
JP Morgan Chase Commercial Mortgage Securities Corp. (Class F)
6.40%	02/12/51	50,000	12,452	(i,o)
LB-UBS Commercial Mortgage Trust (Class A4)
4.95%	09/15/30	130,000	141,627
5.16%	02/15/31	210,000	228,415
5.66%	03/15/39	1,186,000	1,283,876	(h,i)
LB-UBS Commercial Mortgage Trust (Class AJ)
6.32%	04/15/41	70,000	49,740	(i)
LB-UBS Commercial Mortgage Trust (Series 2004) (Class X)
27.30%	12/15/39	330,159	4,079	(d,h,i,o)
Merrill Lynch Mortgage Trust (Class AJ)
5.84%	05/12/39	125,000	106,999	(i)
Merrill Lynch Mortgage Trust (Series 2006) (Class B)
5.84%	05/12/39	165,000	90,109
Morgan Stanley Capital I
5.16%	10/12/52	80,000	86,951	(i)
5.94%	10/15/42	189,000	116,408
Morgan Stanley Capital I (Class A31)
5.44%	02/12/44	1,000,000	1,049,257	(h)
Morgan Stanley Capital I (Class A4)
5.81%	12/12/49	1,321,550	1,399,026
5.98%	08/12/41	90,000	100,744	(i)
Morgan Stanley Capital I (Class AJ)
5.94%	10/15/42	125,000	112,071	(i)
Morgan Stanley Capital I (Class AM)
6.31%	12/12/49	210,000	200,054	(i)
6.46%	01/11/43	230,000	234,384
Morgan Stanley Capital I (Class B)
5.94%	10/15/42	110,000	72,336

		Principal Amount	Fair Value

Morgan Stanley Capital I (Series 2006) (Class A2)
5.28%	12/15/43	$500,000	$513,665	(h)
OBP Depositor LLC Trust
4.65%	07/15/45	150,000	162,250	(b)
Puma Finance Ltd. (Class A)
5.74%	10/11/34	4,664	4,472	(d,h,i)
Residential Accredit Loans Inc.
6.00%*	01/25/36	4,798	—	(h,o)
Structured Asset Securities Corp.(Series 1996) (Class X1)
2.11%	02/25/28	13,140	1	(i,o)
Vornado DP LLC
6.36%	09/13/28	90,000	92,619	(b)
Wachovia Bank Commercial Mortgage Trust
6.22%	06/15/45	170,000	80,224
Wachovia Bank Commercial Mortgage Trust (Class AJ)
5.52%	01/15/45	200,000	177,072	(i)
5.92%	05/15/43	230,000	193,881	(i)
Wachovia Bank Commercial Mortgage Trust (Class AM)
5.47%	01/15/45	210,000	196,229	(i)
Wachovia Bank Commercial Mortgage Trust (Series 2006) (Class AJ)
6.19%	06/15/45	70,000	52,673	(i)
WAMU Commercial Mortgage Securities Trust (Series 2005) (Class AJ)
5.19%	05/25/36	210,000	212,950	(b)
Wells Fargo Mortgage Backed Securities Trust (Class B1)
5.50%	01/25/36 - 03/25/36	269,638	47,333	(h,o)
Wells Fargo Mortgage Backed Securities Trust (Class B2)
5.50%	03/25/36	93,598	2,933	(h,o)
			15,728,852

Sovereign Bonds — 0.6%

Government of Belize
6.00%	02/20/29	62,900	54,723	(j)
Government of Bermuda International Bond
5.60%	07/20/20	300,000	324,300	(b)
Government of Brazil
5.63%	01/07/41	100,000	109,750
8.00%	01/15/18	102,501	122,540	(h)
8.25%	01/20/34	61,000	88,755
Government of Brazilian
4.88%	01/22/21	118,000	129,505
Government of Colombia
6.13%	01/18/41	300,000	343,500
Government of Costa Rica
10.00%	08/01/20	75,000	106,425	(b)

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2010

		Principal Amount	Fair Value

Government of El Salvador
7.65%	06/15/35	$70,000	$76,125	(b)
Government of Grenada
2.50%	09/15/25	32,100	16,692	(b,j)
Government of Hungary
4.75%	02/03/15	300,000	304,824
Government of Lebanon
6.38%	03/09/20	102,000	105,825
Government of Panama
6.70%	01/26/36	40,000	49,100
Government of Peruvian
6.55%	03/14/37	47,000	56,987
7.35%	07/21/25	100,000	129,750
Government of Philippine
6.38%	10/23/34	150,000	174,750
Government of Poland
6.38%	07/15/19	16,000	18,851
Government of Qatar
5.25%	01/20/20	200,000	220,000	(b)
Government of Turkey
5.63%	03/30/21	200,000	218,000
6.75%	05/30/40	500,000	570,070
Government of Uruguay
6.88%	09/28/25	48,647	58,498
Government of Venezuela
1.51%	04/20/11	31,000	29,915	(i)
10.75%	09/19/13	81,000	76,343
Government of Vietnam
1.30%	03/12/16	19,609	17,439	(i)
Korea Expressway Corp.
4.50%	03/23/15	100,000	105,383	(b)
Province of Manitoba Canada
4.90%	12/06/16	75,000	87,331	(h)
Province of Quebec Canada
7.50%	09/15/29	110,000	160,270
Republic of Dominican
7.50%	05/06/21	100,000	112,650	(b)
9.50%	09/27/11	50,281	52,418
Russian Foreign Bond - Eurobond
5.00%	04/29/20	100,000	104,200	(b)
7.50%	03/31/30	98,071	117,116	(j)
United Mexican States
5.13%	01/15/20	46,000	51,405
			4,193,440

Municipal Bonds and Notes — 0.1%

American Municipal Power-Ohio Inc.
6.05%	02/15/43	121,000	123,837
Municipal Electric Authority of Georgia
6.64%	04/01/57	237,000	254,818
New Jersey State Turnpike Authority
7.41%	01/01/40	305,000	378,673

		Principal Amount	Fair Value

New Jersey Transportation Trust Fund Authority
6.88%	12/15/39	$65,000	$69,008
			826,336

Total Bonds and Notes (Cost $179,345,535)			185,448,907

	Number of Shares
Exchange Traded Funds — 0.4%
Financial Select Sector SPDR Fund	35,214	505,321	(n)
Industrial Select Sector SPDR Fund	69,141	2,162,730	(n)
iShares MSCI Emerging Markets Index Fund	1,600	71,632

Total Exchange Traded Funds (Cost $2,926,827)		2,739,683
Other Investments — 0.2%
GEI Investment Fund (Cost $973,201)		885,613	(k)

Total Investments in Securities (Cost $546,223,293)		579,087,415
Short-Term Investments — 16.8%

Short-Term Investments — 15.7%
GE Money Market Fund Institutional Class
0.03%		103,269,422	(d,k)

		Principal Amount

U.S. Treasuries — 1.1%

U.S. Treasury Bill
0.11%	10/21/10	$7,400,000	7,399,482	(d)

Total Short-Term Investments (Cost $110,668,929)			110,668,904

Total Investments (Cost $656,892,222)			689,756,319

Liabilities in Excess of Other Assets, net — (4.6)%			(30,165,744)

NET ASSETS — 100.0%			$659,590,575

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2010

Other Information

The Fund had the following long futures contracts open at September 30, 2010:

Description	Expir ation Date	Number of Contracts	Current Notional Value	Unrea lized Appre ciation/ (Depre ciation)
DJ Euro Stoxx 50 Index Futures	December 2010	44	$1,644,685	$(34,062)
FTSE 100 Index Futures	December 2010	10	871,339	(4,364)
Russell 2000 Mini Index Futures	December 2010	209	14,097,050	891,597
S&P 500 Emini Index Futures	December 2010	189	10,741,815	51,090
S&P Midcap 400 Emini Index Futures	December 2010	8	640,080	25,756
Topix Index Futures	December 2010	7	692,542	6,867
2 Yr. U.S. Treasury Notes Futures	December 2010	113	24,801,734	33,658
5 Yr. U.S. Treasury Notes Futures	December 2010	85	10,273,711	107,305

				1,077,847

The Fund had the following short futures contracts open at September 30, 2010:

Description	Expiration Date	Number of Contracts	Current Notional Value	Unrea lized Appre ciation/ (Depre ciation)
Ultra long U.S. Treasury Bond Futures	December 2010	24	$(3,390,750)	$9,700
10 Yr. U.S. Treasury Notes Futures	December 2010	248	(31,259,625)	(313,752)

				(304,052)

				$773,795

The Fund was invested in the following Countries at September 30, 2010 (unaudited):

Country	Percentage (based on Fair Value)
United States	70.03%
United Kingdom	4.79%
Germany	3.46%
Japan	3.18%
France	3.01%
Switzerland	2.14%
Canada	2.13%
China	1.43%
Brazil	1.34%
South Korea	0.99%
Taiwan	0.87%
Spain	0.78%
Netherlands	0.63%
Italy	0.53%
Russian Federation	0.47%
Australia	0.45%
India	0.41%
South Africa	0.35%
Hong Kong	0.31%
Mexico	0.31%
Sweden	0.24%
Turkey	0.24%
Denmark	0.18%
Philippines	0.18%
Chile	0.14%
Indonesia	0.13%
Ireland	0.13%
Thailand	0.13%
Supranational Bonds	0.11%
Finland	0.08%
Peru	0.08%
United Arab Emirates	0.08%
Bermuda	0.07%
Israel	0.07%
Colombia	0.06%
Malaysia	0.06%
Egypt	0.05%
Qatar	0.05%
Hungary	0.04%
Czech Republic	0.03%
Luxembourg	0.03%
Ukraine	0.03%
Costa Rica	0.02%
Dominican Republic	0.02%
El Salvador	0.02%

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2010

Country	Percentage (based on Fair Value)
Jamaica	0.02%
Lebanon	0.02%
Panama	0.02%
Bolivarian Republic of Venezuela	0.02%
Belize	0.01%
Kazakhstan	0.01%
Trinidad And Tobago	0.01%
Uruguay	0.01%

100.00%

The Fund’s % share of investment in the various categories, based on Fair Value, is as follows at September 30, 2010 (unaudited):

Industry	Domestic	Foreign	Total
Diversified Banks	0.20%	3.36%	3.56%
Integrated Oil & Gas	0.73%	1.98%	2.71%
Communications Equipment	1.43%	0.72%	2.15%
Wireless Telecommunication Services	1.00%	0.89%	1.89%
Semiconductors	0.77%	0.84%	1.61%
Biotechnology	1.54%	0.00%	1.54%
Fertilizers & Agricultural Chemicals	0.38%	1.01%	1.39%
Systems Software	1.37%	0.00%	1.37%
Packaged Foods & Meats	0.47%	0.86%	1.33%
Steel	0.48%	0.85%	1.33%
Internet Software & Services	0.56%	0.71%	1.27%
Pharmaceuticals	0.44%	0.80%	1.24%
Life & Health Insurance	0.51%	0.71%	1.22%
Healthcare Equipment	0.99%	0.18%	1.17%
Aerospace & Defense	0.62%	0.54%	1.16%
Asset Management & Custody Banks	1.12%	0.02%	1.14%
Industrial Conglomerates	0.00%	1.13%	1.13%
Automobile Manufacturers	0.00%	1.11%	1.11%
Diversified Metals & Mining	0.08%	0.97%	1.05%
Household Products	0.40%	0.61%	1.01%
Industrial Gases	0.44%	0.55%	0.99%
Oil & Gas Equipment & Services	0.98%	0.00%	0.98%
Specialized Finance	0.61%	0.34%	0.95%
Investment Banking & Brokerage	0.60%	0.34%	0.94%
Soft Drinks	0.87%	0.00%	0.87%
Oil & Gas Exploration & Production	0.76%	0.06%	0.82%
Healthcare Services	0.72%	0.03%	0.75%
Data Processing & Outsourced Services	0.74%	0.00%	0.74%
Life Sciences Tools & Services	0.74%	0.00%	0.74%
Electric Utilities	0.62%	0.08%	0.70%
Computer Hardware	0.67%	0.00%	0.67%
IT Consulting & Other Services	0.32%	0.34%	0.66%
Movies & Entertainment	0.55%	0.08%	0.63%
Application Software	0.25%	0.37%	0.62%
Cable & Satellite	0.58%	0.03%	0.61%
Multi-Line Insurance	0.21%	0.40%	0.61%
Other Diversified Financial Services	0.58%	0.03%	0.61%
Multi-Utilities	0.12%	0.44%	0.56%
Security & Alarm Services	0.35%	0.19%	0.54%

Industry	Domestic	Foreign	Total
Integrated Telecommunication Services	0.26%	0.25%	0.51%
Food Retail	0.00%	0.51%	0.51%
Industrial Machinery	0.16%	0.33%	0.49%
Advertising	0.47%	0.00%	0.47%
Electrical Components & Equipment	0.10%	0.36%	0.46%
Home Improvement Retail	0.45%	0.00%	0.45%
Construction & Engineering	0.00%	0.43%	0.43%
Construction & Farm Machinery & Heavy Trucks	0.23%	0.18%	0.41%
Healthcare Supplies	0.00%	0.41%	0.41%
Exchange Traded Funds	0.39%	0.01%	0.40%
Apparel, Accessories & Luxury Goods	0.15%	0.22%	0.37%
Electronic Components	0.07%	0.28%	0.35%
General Merchandise Stores	0.34%	0.00%	0.34%
Regional Banks	0.15%	0.18%	0.33%
Hypermarkets & Super Centers	0.00%	0.33%	0.33%
Real Estate Services	0.32%	0.00%	0.32%
Diversified Capital Markets	0.00%	0.32%	0.32%
Property & Casualty Insurance	0.26%	0.02%	0.28%
Trading Companies & Distributors	0.09%	0.19%	0.28%
Coal & Consumable Fuels	0.11%	0.13%	0.24%
Diversified Support Services	0.14%	0.10%	0.24%
Human Resource & Employment Services	0.00%	0.22%	0.22%
Hotels, Resorts & Cruise Lines	0.21%	0.00%	0.21%
Personal Products	0.18%	0.02%	0.20%
Home Furnishing Retail	0.19%	0.00%	0.19%
Agricultural Products	0.10%	0.08%	0.18%
Marine	0.00%	0.18%	0.18%
Apparel Retail	0.07%	0.10%	0.17%
Oil & Gas Storage & Transportation	0.17%	0.00%	0.17%
Diversified Real Estate Activities	0.00%	0.17%	0.17%
Automotive Retail	0.15%	0.00%	0.15%
Broadcasting	0.11%	0.04%	0.15%
Office REIT’s	0.15%	0.00%	0.15%
Building Products	0.00%	0.15%	0.15%
Computer Storage & Peripherals	0.14%	0.00%	0.14%
Research & Consulting Services	0.14%	0.00%	0.14%
Home Entertainment Software	0.13%	0.00%	0.13%
Semiconductor Equipment	0.12%	0.01%	0.13%
Construction Materials	0.00%	0.13%	0.13%
Casinos & Gaming	0.12%	0.00%	0.12%
Railroads	0.12%	0.00%	0.12%
Gold	0.00%	0.12%	0.12%
Thrifts & Mortgage Finance	0.10%	0.00%	0.10%
Computer & Electronics Retail	0.00%	0.10%	0.10%
Healthcare Distributors	0.07%	0.02%	0.09%
Reinsurance	0.09%	0.00%	0.09%
Tobacco	0.09%	0.00%	0.09%
Healthcare Technology	0.08%	0.00%	0.08%
Oil & Gas Drilling	0.00%	0.08%	0.08%
Brewers	0.05%	0.02%	0.07%
Environmental & Facilities Services	0.06%	0.00%	0.06%
Distillers & Vintners	0.00%	0.06%	0.06%
Electronic Manufacturing Services	0.00%	0.06%	0.06%
Air Freight & Logistics	0.05%	0.00%	0.05%
Department Stores	0.05%	0.00%	0.05%

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2010

Industry	Domestic	Foreign	Total
Home Building	0.05%	0.00%	0.05%
Independent Power Producers & Energy Traders	0.03%	0.02%	0.05%
Heavy Electrical Equipment	0.04%	0.00%	0.04%
Oil & Gas Refining & Marketing	0.00%	0.04%	0.04%
Real Estate Development	0.00%	0.04%	0.04%
Consumer Electronics	0.00%	0.03%	0.03%
Electronic Equipment & Instruments	0.00%	0.03%	0.03%
Education Services	0.00%	0.02%	0.02%
Household Appliances	0.00%	0.02%	0.02%
Food Distributors	0.00%	0.01%	0.01%
Marine Ports & Services	0.00%	0.01%	0.01%

			56.95%

Sector	Percentage (based on Fair Value)
Corporate Notes	10.09%
Agency Mortgage Backed	9.63%
U.S. Treasuries	3.17%
Non-Agency Collateralized Mortgage Obligations	2.28%
Sovereign Bonds	0.61%
Asset Backed	0.58%
Agency Collateralized Mortgage Obligations	0.40%
Municipal Bonds and Notes	0.12%

26.88%

Short Term and Other Investments	Percentage (based on Fair Value)
Short-Term	16.04%
Other Investments	0.13%

16.17%

100.00%

See Notes to Schedules of Investments and Notes to Financial Statements.

Income Fund

Paul M. Colonna President and Chief Investment Officer –Fixed Income

The Income Fund is managed by a team of portfolio managers that includes Paul M. Colonna, William M. Healey, Mark H. Johnson James F. Palmieri, Lewis Tatananni and Vita Marie Pike. The team is led by Mr. Colonna, who is vested with oversight authority. Each portfolio manager is assigned a class of assets, the size of which are determined by team consensus and adjusted on a monthly basis, if necessary. Although each portfolio manager manages his or her asset class independent of the other team members, the team is highly collaborative and communicative. See portfolio managers’ biographical information beginning on page 141.

Q.	How did the GE Institutional Income Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended September 30, 2010?

A.	For the twelve-month period ended September 30, 2010, the GE Institutional Income Fund returned 9.24% for Investment Class shares and 8.87% for the Service Class shares. The Barclays Capital U.S. Aggregate Bond Index, the Fund’s benchmark, returned 8.16% and the Fund’s Morningstar peer group of 1,150 Intermediate-Term Bond Funds returned an average of 9.94% for the same period.

Q.	Describe what happened in the fixed income markets during the twelve-month period ending September 30, 2010?

A.

Interest rates rose through the last three months of 2009 and the first three months of 2010 as investors priced in a sustainable global economic recovery. The direction of interest rates reversed however in the second quarter of 2010 when fiscal problems in Greece and other European peripheral countries put the recovery in question. Together with signs of economic slowing in U.S. employment and housing the fixed income market saw a flight to quality in 2nd quarter of calendar year 2010 pushing U.S. Treasury yields lower. In the third quarter of 2010, the market began pricing in a higher probability for a double dip recession and a second round of quantitative easing from the Fed, pulling rates down further. By September 30, 2010, the U.S. Treasury 2-year note had fallen 53 basis points in twelve months to 0.42%. The U.S. Treasury 10-year note ended at 2.51%, down 80 basis points for the same period. Despite lower rates and growing fear over a double dip recession, credit-related securities outperformed U.S. Treasury and government-related securities over the twelve month period. High yield issues outperformed investment grade issues, in general, as default expectations and strong demand boosted returns. Within the securitized markets, commercial mortgage-backed securities led all sector performance, returning over 23% for the twelve month period.

Q.	What were the primary drivers behind Fund performance?

A.	Sector allocation contributed most positively to the fund’s performance, primarily from an overweight position in commercial MBS versus the benchmark and allocations to high yield and emerging market debt, which are non-index holdings. These three sectors had double digit returns over the last twelve months, handily beating the benchmark. Security selection within these sectors also benefited performance. In contrast, portfolio duration remained shorter than the benchmark for much of the period. As interest rates fell during the last six months, this positioning had a negative impact on relative performance.

Income Fund

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2010.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table for both “Actual” and “Hypothetical” do not reflect any transaction costs, such as sales charges or redemption fees.

April 1, 2010 - September 30, 2010

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return**
Investment Class	1,000.00	1,052.27	0.93
Service Class	1,000.00	1,050.32	2.26
Hypothetical 5% Return (2.5% for the period)
Investment Class	1,000.00	1,023.88	0.91
Service Class	1,000.00	1,022.61	2.23

*	Expenses are equal to the Fund’s annualized expense ratio of 0.18% for Investment Class shares and 0.44% for Service Class shares (for the period April 1, 2010 - September 30, 2010), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
**	Actual Fund Returns for the six-month period ended September 30, 2010 were as follows: 5.23% for Investment Class shares, and 5.03% for Service Class shares. Past performance does not guarantee future results.

Income Fund	(unaudited)

Investment Profile

A mutual fund designed for investors who seek maximum income consistent with prudent investment management and the preservation of capital by investing at least 80% of its net assets under normal circumstances in debt securities and investing primarily in a variety of investment grade debt securities, such as mortgage-backed securities, corporate bonds, U.S. Government securities, and money market instruments.

Morningstar Performance Comparison

Intermediate-Term Bond Peer Group

Based on average annual returns for periods ended 09/30/10

	One Year	Three Year	Five Year	Ten Year
Number of funds in peer group	1,150	1,009	862	539
Peer group average annual total return*	9.94	5.98	5.06	5.47

Morningstar Category in peer group : Intermediate-Term Bond

*	Morningstar performance comparisons are based on average annual total returns for the one-year, three-year, five-year and ten-year periods indicated in the Intermediate-Term Bond peer group consisting of 1150, 1009, 862, and 539 underlying funds, respectively.

Quality Ratings as of September 30, 2010(b)

as a % of Fair Value(c)

Moody’s/S&P/ Fitch Rating*	Percentage of Market Value
Aaa / AAA	66.35%
Aa / AA	1.77%
A / A	12.48%
Baa / BBB	10.68%
Ba / BB and lower	8.53%
NR / Other	0.19%
100.00%

Sector Allocation as of September 30, 2010(b)

Portfolio Composition as a % of the Fair Value of $446,640 (in thousands) as of September 30, 2010(c)

Change in Value of a $10,000 Investment

Investment Class Shares

Average Annual Total Return

for the Periods Ended September 30, 2010

Investment Class Shares (Inception date: 11/21/97)

	One Year	Five Year	Ten Year	Commencement	Ending value of a $10,000 investment(a)
Income Fund	9.24%	4.89%	5.64%	11/21/97	$17,314
Barclays Capital U.S. Aggregate Bond Index	8.16%	6.20%	6.41%		$18,616

Service Class Shares

Average Annual Total Return

for the Periods Ended September 30, 2010

Service Class Shares (Inception date: 9/30/05)

	One Year	Three Year	Since Inception		Commencement	Ending value of a $10,000 investment (a)
Income Fund	8.87%	5.63%	5.03%		09/30/05	$12,783
Barclays Capital U.S. Aggregate Bond Index	8.16%	7.42%	6.20%	**		$13,510

An investment in the GE Institutional Income Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. It is possible to lose money by investing in the Fund.

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

(c)	Fair Value basis is inclusive of Short Term Investment in GE Money Market Fund.

*	Moody’s Investors Services Inc, Standard & Poor’s and Fitch are nationally recognized statistical rating organizations.

**	Index returns are not available from the Fund’s inception date and therefore are calculated from the month end nearest to the Service Class Shares’ inception date.

See Notes to Performance beginning on page 1 for further information.

Past performance does not predict future performance. The performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Income Fund

Schedule of Investments	September 30, 2010

Income Fund

		Principal Amount	Fair Value
Bonds and Notes — 89.7%†

U.S. Treasuries — 11.9%

U.S. Treasury Bonds
1.75%	07/31/15	$15,630,900	$16,006,979	(h)
3.25%	07/31/16	3,103,100	3,396,197
4.38%	05/15/40	16,677,200	18,730,664
U.S. Treasury Notes
0.36%	04/30/12	6,811,900	6,880,564	(d)
2.63%	08/15/20	2,150,000	2,170,156
4.50%	11/15/10	54,000	54,285
			47,238,845

Agency Mortgage Backed — 31.5%

Federal Home Loan Mortgage Corp.
4.50%	06/01/33 - 02/01/35	85,605	89,739	(h)
5.00%	07/01/35 - 08/01/40	5,381,423	5,664,611	(h)
5.50%	05/01/20 - 04/01/39	2,079,609	2,240,749	(h)
6.00%	04/01/17 - 11/01/37	2,706,621	2,960,630	(h)
6.50%	05/01/29 - 10/01/33	9,604	10,652	(h)
7.00%	10/01/16 - 08/01/36	198,845	222,701	(h)
7.50%	09/01/12 - 09/01/33	16,504	18,666	(h)
8.00%	11/01/30	39,356	45,336	(h)
8.50%	04/01/30 - 05/01/30	61,734	71,780	(h)
9.00%	12/01/16	2,353	2,609	(h)
9.50%	04/01/21	159	178	(h)
Federal National Mortgage Assoc.
4.00%	05/01/19 - 10/01/40	10,456,399	10,770,203	(h)
4.50%	05/01/18 - 09/01/40	30,670,729	32,040,115	(h)
5.00%	07/01/20 - 10/01/40	10,022,467	10,634,743	(h)
5.32%	03/01/37	6,677	7,033	(i)
5.50%	03/01/14 - 04/01/38	18,397,999	19,748,354	(h)
5.50%	10/01/24	68,250	69,553	(h,i)
5.53%	04/01/37	10,647	11,256	(i)
6.00%	02/01/14 - 08/01/35	4,658,569	5,107,076	(h)
6.50%	07/01/17 - 08/01/36	538,981	593,103	(h)
7.00%	08/01/13 - 02/01/34	101,881	111,533	(h)
7.50%	08/01/13 - 03/01/34	302,684	343,082	(h)
8.00%	12/01/12 - 11/01/33	153,543	177,137	(h)
8.50%	05/01/31	8,639	10,073	(h)
9.00%	04/01/16 - 12/01/22	16,077	17,580	(h)
4.50%	TBA	17,925,000	18,664,406	(c)
5.00%	TBA	1,083,000	1,148,403	(c)
5.50%	TBA	75,000	80,678	(c)
6.00%	TBA	7,361,000	7,922,176	(c)
6.50%	TBA	3,472,000	3,785,563	(c)
Government National Mortgage Assoc.
4.50%	08/15/33 - 09/15/34	461,354	489,853	(h)
5.00%	08/15/33	127,313	136,592	(h)
6.00%	04/15/27 - 09/15/36	622,509	682,317	(h)
6.50%	04/15/19 - 09/15/36	517,402	575,370	(h)
7.00%	03/15/12 - 10/15/36	223,061	248,683	(h)

		Principal Amount	Fair Value
7.50%	01/15/23 - 10/15/33	$94,941	$108,819	(h)
8.00%	02/15/30	1,694	2,005	(h)
8.50%	10/15/17	9,561	10,622	(h)
9.00%	11/15/16 - 12/15/21	61,585	68,287	(h)
5.50%	TBA	255,000	274,125	(c)
			125,166,391

Agency Collateralized Mortgage Obligations — 1.7%

Collateralized Mortgage Obligation Trust (Class B)
1.31%	11/01/18	976	946	(d,f,h,o)
Fannie Mae Whole Loan
0.97%	08/25/43	1,942,754	50,478	(g,p)
Federal Home Loan Mortgage Corp.
0.10%	09/25/43	1,747,900	14,092	(g,h,i,p)
8.00%	02/01/23 - 07/01/24	12,366	2,806	(g,h,p)
Federal Home Loan Mortgage Corp. REMIC
5.00%	02/15/38	332,871	41,140	(g,p)
5.00%	05/15/38	323,109	348,180	(h)
5.50%	04/15/17	50,364	1,649	(g,h,p)
Federal Home Loan Mortgage Corp. REMIC (Class YQ)
5.00%	05/15/17	29,215	1,965	(g,h,p)
Federal Home Loan Mortgage Corp. REMIC (Series 1980) (Class OF)
7.50%	07/15/27	13,126	2,869	(g,h,p)
Federal Home Loan Mortgage Corp. REMIC (Series 2543) (Class LR)
7.50%	01/15/16	3,401	3,409	(h)
Federal Home Loan Mortgage Corp. REMIC (Series 2631) (Class DI)
5.50%	06/15/33	291,547	51,429	(g,h,p)
Federal Home Loan Mortgage Corp. REMIC (Series 2642) (Class AW)
4.50%**	03/15/19	2,856	—	(g,h,p)
Federal Home Loan Mortgage Corp. REMIC (Series 2643) (Class IM)
4.50%	03/15/18	228,889	23,530	(g,h,p)
Federal Home Loan Mortgage Corp. REMIC (Series 2645) (Class BI)
4.50%	02/15/18	52,401	3,203	(g,h,p)
Federal Home Loan Mortgage Corp. REMIC (Series 2647) (Class DI)
4.50%	10/15/16	35,601	750	(g,h,p)
Federal Home Loan Mortgage Corp. REMIC (Series 2656) (Class IU)
5.00%	04/15/28	45,768	300	(g,h,p)

See Notes to Schedules of Investments and Notes to Financial Statements.

Income Fund

Schedule of Investments	September 30, 2010

		Principal Amount	Fair Value
Federal Home Loan Mortgage Corp. REMIC (Series 2722) (Class PI)
5.00%	06/15/28	$35,424	$994	(g,h,p)
Federal Home Loan Mortgage Corp. REMIC (Series 2763) (Class JI)
5.00%	10/15/18	166,869	12,568	(g,h,p)
Federal Home Loan Mortgage Corp. REMIC (Series 2781) (Class IC)
5.00%	11/15/17 - 05/15/18	148,062	7,004	(g,h,p)
Federal Home Loan Mortgage Corp. REMIC (Series 2795) (Class IC)
5.00%	07/15/17	40,482	979	(g,h,p)
Federal Home Loan Mortgage Corp. REMIC (Series 2852) (Class OJ)
14.81%	09/15/34	195,535	186,367	(d,f)
Federal Home Loan Mortgage Corp. REMIC (Series 3311) (Class IA)
6.15%	05/15/37	1,109,843	139,793	(g,i,p)
Federal Home Loan Mortgage Corp. REMIC (Series 3311) (Class IB)
6.15%	05/15/37	1,109,843	143,199	(g,i,p)
Federal Home Loan Mortgage Corp. REMIC (Series 3311) (Class IC)
6.15%	05/15/37	1,109,843	143,199	(g,i,p)
Federal Home Loan Mortgage Corp. REMIC (Series 3311) (Class ID)
6.15%	05/15/37	1,109,843	143,199	(g,i,p)
Federal Home Loan Mortgage Corp. REMIC (Series 3311) (Class IE)
6.15%	05/15/37	1,616,118	208,523	(g,i,p)
Federal Home Loan Mortgage Corp. REMIC (Series 3284) (Class CI)
5.86%	03/15/37	2,982,920	384,880	(g,i,p)
Federal Home Loan Mortgage Corp. REMIC (Series 33) (Class 33D)
8.00%	04/15/20	356	388	(h)
Federal Home Loan Mortgage Corp. STRIPS (Class IO)
5.00%	12/01/34	75,219	10,496	(g,p)
Federal Home Loan Mortgage STRIPS
3.51%	08/01/27	3,046	2,640	(d,f,h)
Federal National Mortgage Assoc. REMIC
5.00%	08/25/38	305,460	328,379	(h)
5.00%	02/25/40	372,149	54,416	(g,p)
Federal National Mortgage Assoc. REMIC (Class B)
2.40%	12/25/22	859	793	(d,f,h)
Federal National Mortgage Assoc. REMIC (Class BZ)
5.50%	01/25/33	390,153	430,885
Federal National Mortgage Assoc. REMIC (Class CS)
7.44%	08/25/16	61,586	1,497	(g,h,i,p)

		Principal Amount	Fair Value
Federal National Mortgage Assoc. REMIC (Class VZ)
5.00%	10/25/35	$276,445	$296,043
Federal National Mortgage Assoc. REMIC (Series 1992) (Class K)
1008.00%	05/25/22	13	358	(g,h,p)
Federal National Mortgage Assoc. REMIC (Series 2003)
5.00%	08/25/17	66,521	4,120	(g,h,p)
7.24%	05/25/18	400,002	47,628	(g,h,i,p)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class HI)
5.00%	10/25/22	116,144	7,301	(g,h,p)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class IJ)
5.00%	02/25/32	559,033	48,859	(g,h,p)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class IO)
1.20%	12/25/42	369,411	13,837	(g,h,i,p)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class KI)
4.50%	05/25/18	50,542	1,691	(g,h,p)
Federal National Mortgage Assoc. REMIC (Series 2003) (Class SL)
16.05%	03/25/31	259,327	297,213	(h,i)
Federal National Mortgage Assoc. REMIC
6.29%	07/25/37	1,246,194	186,653	(g,p)
Federal National Mortgage Assoc. REMIC (Series 2005) (Class SC)
6.42%	10/25/35	2,688,364	348,750	(g,p)
Federal National Mortgage Assoc. REMIC (Series 2008) (Class ZW)
5.00%	07/25/38	244,159	263,884	(h)
Federal National Mortgage Assoc. STRIPS
6.00%	01/01/35	363,415	55,033	(g,h,p)
Federal National Mortgage Assoc. STRIPS (Class 2)
4.50%	08/01/35	557,188	82,185	(g,h,p)
5.00%	03/25/38	475,000	59,405	(g,h,p)
5.50%	12/01/33	132,908	20,025	(g,h,p)
7.50%	11/01/23	70,060	11,785	(g,h,p)
8.00%	08/01/23 - 07/01/24	26,416	4,793	(g,h,p)
8.50%	03/01/17 - 07/25/22	2,469	488	(g,h,p)
9.00%	05/25/22	848	185	(g,h,p)
Federal National Mortgage Assoc. STRIPS (Series 354) (Class 1)
3.19%	11/01/34	151,392	138,909	(d,f,h)
Federal National Mortgage Assoc. STRIPS (Series 364) (Class 1)
4.50%	09/01/35	1,044,754	154,101	(g,h,p)
Federal National Mortgage Assoc. STRIPS (Series 378) (Class 1)
4.50%	01/01/36	824,911	121,674	(g,h,p)
Federal National Mortgage Assoc. STRIPS (Series 387) (Class 1)
5.00%	05/25/38	509,869	56,340	(g,h,p)

See Notes to Schedules of Investments and Notes to Financial Statements.

Income Fund

Schedule of Investments	September 30, 2010

		Principal Amount	Fair Value
Government National Mortgage Assoc.
1.00%	01/16/39	$2,788,631	$419,125	(g,i,p)
4.50%	05/20/38	479,965	63,920	(g,p)
4.50%	11/20/39	706,874	744,852
5.00%	10/20/37 - 09/20/38	2,540,979	374,999	(g,p)
Government National Mortgage Assoc. (Class IC)
5.99%	04/16/37	1,052,931	207,890	(g,p)
Vendee Mortgage Trust
0.39%	04/15/40	2,031,544	40,631	(g,p)
Vendee Mortgage Trust (Class 2003)
0.86%	05/15/33	1,206,864	41,744	(g,p)
			6,861,366

Asset Backed — 2.0%

Bear Stearns Asset Backed Securities Trust (Series 2003) (Class A)
5.99%	01/25/34	24,354	18,476	(d,h,i)
Chase Funding Mortgage Loan Asset-Backed Certificates (Class IIA2)
16.83%	03/25/32	27,920	18,663	(d,h,i)
Citicorp Residential Mortgage Securities Inc. (Series 2006) (Class A5)
6.04%	09/25/36	390,000	339,225
Countrywide Asset-Backed Certificates
1.12%	05/25/33	1,073	764	(i)
Countrywide Asset-Backed Certificates (Class 2A1)
2.40%	06/25/33	555	507	(d,i)
Countrywide Asset-Backed Certificates (Class A)
21.58%	08/25/32	6,697	4,000	(d,h,i)
Countrywide Asset-Backed Certificates (Class A1)
1.06%	03/25/33	35,547	28,769	(i)
Countrywide Asset-Backed Certificates (Class AF4)
5.31%	08/25/35	734,172	685,778	(i)
Countrywide Asset-Backed Certificates (Class AF6)
4.74%	10/25/35	338,348	304,338	(i)
First Franklin Mortgage Loan Asset Backed Certificates (Series 2005) (Class M1)
3.64%	03/25/35	2,000,000	1,966,094	(d,h,i)
GSAMP Trust
49.60%	05/25/46	122,190	113,943	(b,d,h,i)
Hertz Vehicle Financing LLC
2.60%	02/25/15	1,000,000	1,017,892	(b)
4.26%	03/25/14	2,240,000	2,350,044	(b,h)

		Principal Amount	Fair Value
Mid-State Trust (Class A3)
7.54%	07/01/35	$4,260	$4,301	(h,o)
Popular ABS Mortgage Pass-Through Trust (Class AF4)
5.30%	11/25/35	375,000	340,829
Residential Asset Mortgage Products Inc. (Class A2)
6.86%	06/25/32	5,455	4,383	(d,i)
Residential Asset Securities Corp. (Class A2)
50.35%	06/25/33	9,146	4,455	(d,i)
Residential Asset Securities Corp. (Series 2002) (Class AIIB)
32.90%	07/25/32	8,963	4,831	(d,h,i)
Saxon Asset Securities Trust
5.23%	08/25/35	747,822	706,433	(i)
SLM Student Loan Trust (Series 2004) (Class A1)
1.16%	06/15/18	13,802	13,746	(d,h,i)
Wachovia Asset Securitization Inc.(Series 2004) (Class A)
13.15%	06/25/34	66,052	56,833	(d,i,o)
			7,984,304

Corporate Notes — 32.4%

Abu Dhabi National Energy Co.
4.75%	09/15/14	200,000	206,991	(b)
6.25%	09/16/19	200,000	212,411	(b)
AES El Salvador Trust
6.75%	02/01/16	200,000	186,985	(b)
AES Panama S.A.
6.35%	12/21/16	170,000	181,389	(b)
Agilent Technologies Inc.
5.00%	07/15/20	444,000	471,121
5.50%	09/14/15	292,000	328,287
Air Jamaica Ltd.
9.38%	07/08/15	14,286	14,357
Alcoa Inc.
6.15%	08/15/20	527,000	541,832
Allergan Inc.
3.38%	09/15/20	895,000	894,612
Alliance One International Inc.
10.00%	07/15/16	577,000	624,603
ALROSA Finance S.A.
8.88%	11/17/14	200,000	219,400	(b)
Ameren Illinois Co.
9.75%	11/15/18	534,000	715,499
Amsted Industries Inc.
8.13%	03/15/18	689,000	717,421	(b)
Anadarko Petroleum Corp.
6.20%	03/15/40	1,289,000	1,256,625
6.38%	09/15/17	223,000	245,736

See Notes to Schedules of Investments and Notes to Financial Statements.

Income Fund

Schedule of Investments	September 30, 2010

		Principal Amount	Fair Value
Anheuser-Busch InBev Worldwide Inc.
5.00%	04/15/20	$907,000	$999,409
5.38%	11/15/14	587,000	658,877	(b,h)
ARAMARK Corp.
8.50%	02/01/15	430,000	447,200	(h)
ArcelorMittal
7.00%	10/15/39	446,000	455,621
Arizona Public Service Co.
6.25%	08/01/16	290,000	337,348	(h)
AT&T Inc.
6.40%	05/15/38	1,084,000	1,238,904	(h)
6.70%	11/15/13	476,000	551,141
Avis Budget Car Rental LLC
9.63%	03/15/18	330,000	348,975
Banco do Brasil Cayman
8.50%	10/29/49	400,000	470,000	(b)
Banco Mercantil del Norte S.A.
6.14%	10/13/16	80,000	80,005	(i)
BanColombia S.A.
6.13%	07/26/20	80,000	83,000
Bank of America Corp.
4.50%	04/01/15	495,000	519,377
5.63%	07/01/20	2,015,000	2,129,248
5.75%	12/01/17	2,045,000	2,186,420	(h)
6.50%	08/01/16	940,000	1,056,936
Boise Paper Holdings LLC
8.00%	04/01/20	414,000	428,490
Bombardier Inc.
7.75%	03/15/20	774,000	835,920	(b)
BP Capital Markets PLC
3.13%	10/01/15	221,000	222,161
4.50%	10/01/20	221,000	225,998
Braskem Finance Ltd.
7.00%	05/07/20	100,000	105,625	(b)
Calpine Corp.
7.25%	10/15/17	477,000	485,348	(b)
Cantor Fitzgerald LP
7.88%	10/15/19	386,000	405,234	(b)
Cargill Inc.
5.20%	01/22/13	125,000	135,480	(b,h)
6.00%	11/27/17	246,000	290,832	(b,h)
Case New Holland Inc.
7.88%	12/01/17	467,000	507,279	(b)
CBS Corp.
5.75%	04/15/20	789,000	876,349
CCO Holdings LLC
7.88%	04/30/18	208,000	215,800	(b)
8.13%	04/30/20	250,000	265,000	(b)
Cenovus Energy Inc.
6.75%	11/15/39	369,000	445,519
Centrais Eletricas Brasileiras S.A.
6.88%	07/30/19	281,000	331,580	(b)
Central American Bank for Economic Integration
5.38%	09/24/14	410,000	443,403	(b)

		Principal Amount	Fair Value
CFG Investment SAC
9.25%	12/19/13	$100,000	$105,750
Chesapeake Energy Corp.
6.63%	08/15/20	477,000	498,465
7.25%	12/15/18	870,000	937,425
Cincinnati Bell Inc.
8.25%	10/15/17	731,000	738,310
8.75%	03/15/18	496,000	483,600
Citigroup Inc.
5.00%	09/15/14	651,000	676,155
5.13%	05/05/14	526,000	560,060
5.38%	08/09/20	1,214,000	1,256,043
6.13%	11/21/17	223,000	243,594
6.38%	08/12/14	1,270,000	1,410,305	(h)
8.50%	05/22/19	659,000	814,749
Clarendon Alumina Production Ltd.
8.50%	11/16/21	185,000	186,850	(b,h)
Community Health Systems Inc.
8.88%	07/15/15	722,000	767,125	(h)
Consolidated Edison Company of New York Inc.
6.65%	04/01/19	294,000	369,699
Consolidated Edison Company of New York Inc. (Series 2008)
5.85%	04/01/18	474,000	561,666
Corp Nacional del Cobre de Chile
5.63%	09/21/35	82,000	89,905	(b)
COX Communications Inc.
6.25%	06/01/18	330,000	380,459	(b)
Credit Suisse First Boston International for CJSC The EXIM of Ukraine
7.65%	09/07/11	300,000	303,750
Crown Castle International Corp.
7.13%	11/01/19	305,000	324,825
Crown Castle Towers LLC
4.88%	08/15/40	422,000	435,980	(b)
6.11%	01/15/40	403,000	445,206	(b,h)
CSN Islands XII Corp.
7.00%	12/23/49	100,000	98,375	(b)
CVS Caremark Corp.
3.25%	05/18/15	456,000	476,302
5.75%	06/01/17	154,000	176,728
6.13%	09/15/39	628,000	693,270
DASA Finance Corp.
8.75%	05/29/18	366,000	411,201
Denbury Resources Inc.
8.25%	02/15/20	410,000	447,413	(h)
Digicel Ltd.
8.25%	09/01/17	100,000	105,000	(b,h)
DirecTV Holdings LLC
4.75%	10/01/14	418,000	456,535	(h)
5.88%	10/01/19	452,000	513,013	(h)
Dolphin Energy Ltd.
5.89%	06/15/19	479,650	517,542	(b,h)

See Notes to Schedules of Investments and Notes to Financial Statements.

Income Fund

Schedule of Investments	September 30, 2010

		Principal Amount	Fair Value
Drummond Company Inc.
9.00%	10/15/14	$399,000	$421,444	(b,h)
El Paso Corp.
8.05%	10/15/30	413,000	430,296	(h)
Empresa Nacional del Petroleo
5.25%	08/10/20	338,000	346,680	(b)
6.25%	07/08/19	400,000	442,034	(b,h)
European Investment Bank
4.88%	01/17/17	700,000	817,894	(h)
Exelon Corp.
4.90%	06/15/15	605,000	663,098	(h)
Exelon Generation Company LLC
6.25%	10/01/39	277,000	296,919	(h)
Expedia Inc.
5.95%	08/15/20	473,000	478,321	(b)
Export-Import Bank of Korea
5.88%	01/14/15	200,000	223,520	(h)
Fibria Overseas Finance Ltd.
7.50%	05/04/20	239,000	253,639	(b)
Ford Motor Credit Company LLC
7.00%	04/15/15	417,000	445,598
Forest Oil Corp.
7.25%	06/15/19	456,000	466,260	(h)
FPL Group Capital Inc.
2.60%	09/01/15	892,000	898,674
France Telecom S.A.
2.13%	09/16/15	448,000	451,108
Frontier Communications Corp.
8.25%	04/15/17	584,000	638,750
Gannett Company Inc.
6.38%	09/01/15	133,000	131,504	(b)
7.13%	09/01/18	332,000	327,020	(b)
Gaz Capital SA for Gazprom
8.13%	07/31/14	100,000	113,380	(b)
9.25%	04/23/19	200,000	249,000
Globo Comunicacao e Participacoes S.A.
6.25%	12/31/49	200,000	204,500	(b,j)
7.25%	04/26/22	205,000	219,350	(b,h)
Gold Fields Orogen Holding BVI Ltd.
4.88%	10/07/20	200,000	198,594
Hartford Financial Services Group Inc.
5.50%	03/30/20	767,000	780,052
HCA Inc.
9.25%	11/15/16	726,000	785,895	(h)
Health Management Associates Inc.
6.13%	04/15/16	480,000	484,800
Hess Corp.
5.60%	02/15/41	447,000	466,400
Host Hotels & Resorts LP (REIT)
9.00%	05/15/17	481,000	536,916

		Principal Amount	Fair Value
HSBC Finance Corp.
5.00%	06/30/15	$1,503,000	$1,636,844	(h)
IIRSA Norte Finance Ltd.
8.75%	05/30/24	275,473	318,171	(b,h)
Indo Integrated Energy BV
9.00%	06/01/12	100,000	105,959
Ingles Markets Inc.
8.88%	05/15/17	740,000	797,350
Intelsat Subsidiary Holding Company S.A.
8.88%	01/15/15	412,000	426,420
Intergas Finance BV
6.88%	11/04/11	100,000	104,500
Intergen N.V.
9.00%	06/30/17	729,000	770,918	(b,h)
International Paper Co.
7.50%	08/15/21	571,000	683,095
JP Morgan Chase Capital XXV (Series Y)
6.80%	10/01/37	208,000	211,414
JPMorgan Chase & Co.
5.13%	09/15/14	1,085,000	1,189,632	(h)
JPMorgan Chase Bank NA
5.88%	06/13/16	1,113,000	1,260,615	(h)
Kazakhstan Temir Zholy Finance BV
6.50%	05/11/11	200,000	203,000
KazMunaiGaz Finance Sub BV
7.00%	05/05/20	100,000	110,250	(b)
9.13%	07/02/18	100,000	122,250	(b)
11.75%	01/23/15	100,000	126,500	(b)
Korea Development Bank
3.25%	03/09/16	668,000	668,749
Korea Hydro & Nuclear Power Company Ltd.
6.25%	06/17/14	300,000	336,381	(b)
Korea National Oil Corp.
5.38%	07/30/14	300,000	326,684	(b)
Kraft Foods Inc.
5.38%	02/10/20	789,000	881,352
6.50%	02/09/40	447,000	523,377
Kreditanstalt fuer Wiederaufbau
3.50%	03/10/14	2,792,000	3,023,060	(h)
4.13%	10/15/14	1,159,000	1,284,166
4.50%	07/16/18	809,000	930,879
L-3 Communications Corp.
5.88%	01/15/15	488,000	498,980
LBI Escrow Corp.
8.00%	11/01/17	500,000	546,250	(b)
Levi Strauss & Co.
7.63%	05/15/20	300,000	311,250
Lincoln National Corp.
6.25%	02/15/20	336,000	375,890
8.75%	07/01/19	456,000	586,581

See Notes to Schedules of Investments and Notes to Financial Statements.

Income Fund

Schedule of Investments	September 30, 2010

		Principal Amount	Fair Value
Listrindo Capital BV
9.25%	01/29/15	$300,000	$340,305	(b)
Lloyds TSB Bank PLC
6.50%	09/14/20	758,000	765,303	(b)
Majapahit Holding BV
7.25%	10/17/11	348,000	365,818	(b)
7.75%	10/17/16 - 01/20/20	400,000	471,000	(b)
MDC-GMTN B.V.
7.63%	05/06/19	250,000	297,517	(b)
Merrill Lynch & Company Inc.
6.05%	08/15/12	289,000	310,187
6.88%	04/25/18	617,000	692,086
Midamerican Energy Holdings Co.
6.13%	04/01/36	245,000	280,291	(h)
Morgan Stanley
5.50%	01/26/20	869,000	893,203
5.63%	09/23/19	738,000	768,369
6.00%	04/28/15	333,000	366,112
Morgan Stanley (Series F)
6.63%	04/01/18	527,000	584,261
Mylan Inc.
7.88%	07/15/20	592,000	634,180	(b)
NAK Naftogaz Ukraine
9.50%	09/30/14	100,000	108,160	(m)
National Agricultural Cooperative Federation
4.25%	01/28/16	530,000	545,547	(b)
5.00%	09/30/14	318,000	340,281	(b)
NET Servicos de Comunicacao S.A.
7.50%	01/27/20	200,000	225,500	(b)
News America Inc.
6.65%	11/15/37	644,000	740,786
Nexen Inc.
6.20%	07/30/19	813,000	950,236
6.40%	05/15/37	1,085,000	1,182,314
Nisource Finance Corp.
6.13%	03/01/22	380,000	430,242
NRG Energy Inc.
7.38%	02/01/16	840,000	864,150
1Malaysia Sukuk Global Berhad
3.93%	06/04/15	125,000	132,035	(b)
Pacific Gas & Electric Co.
5.80%	03/01/37	250,000	277,635
Pacific Rubiales Energy Corp.
8.75%	11/10/16	100,000	112,500	(b)
PacifiCorp
6.00%	01/15/39	500,000	588,970
6.25%	10/15/37	14,000	16,963
PAETEC Holding Corp.
8.88%	06/30/17	674,000	704,330
Pemex Finance Ltd.
9.03%	02/15/11	66,500	67,664	(h)
Pemex Project Funding Master Trust
6.63%	06/15/38	130,000	140,006

		Principal Amount	Fair Value
Petroleos Mexicanos
4.88%	03/15/15	$600,000	$647,174	(b)
6.00%	03/05/20	160,000	176,800	(b)
6.63%	06/15/35	49,000	53,529	(b)
8.00%	05/03/19	90,000	111,600
Petroleum Company of Trinidad & Tobago Ltd.
6.00%	05/08/22	400,000	409,000
Petronas Capital Ltd.
5.25%	08/12/19	250,000	275,108	(b)
7.88%	05/22/22	100,000	135,784	(b)
Petronas Global Sukuk Ltd.
4.25%	08/12/14	400,000	422,726	(b)
Pioneer Natural Resources Co.
7.50%	01/15/20	667,000	733,965
Plains All American Pipeline LP Corp.
3.95%	09/15/15	450,000	472,037
4.25%	09/01/12	178,000	185,656
Plains Exploration & Production Co.
7.63%	06/01/18	1,060,000	1,113,000
Power Sector Assets & Liabilities Management Corp.
7.39%	12/02/24	100,000	123,000	(b)
Pride International Inc.
6.88%	08/15/20	397,000	432,234
Prudential Financial Inc.
3.63%	09/17/12	184,000	191,215
3.88%	01/14/15	716,000	752,172
7.38%	06/15/19	354,000	431,225
QVC Inc.
7.50%	10/01/19	622,000	649,990	(b)
RailAmerica Inc.
9.25%	07/01/17	413,000	452,751
Republic Services Inc.
5.25%	11/15/21	388,000	428,689
5.50%	09/15/19	256,000	288,382
Reynolds Group Issuer Inc.
7.75%	10/15/16	803,000	817,053	(b)
Roche Holdings Inc.
6.00%	03/01/19	972,000	1,177,543	(b)
Rockies Express Pipeline LLC
5.63%	04/15/20	1,376,000	1,383,521	(b)
RR Donnelley & Sons Co.
7.63%	06/15/20	508,000	530,007	(h)
RSHB Capital SA for OJSC Russian Agricultural Bank
6.30%	05/15/17	200,000	208,500	(b)
6.97%	09/21/16	100,000	100,500	(i)
Russian Railways
5.74%	04/03/17	100,000	105,300
Sabine Pass LNG LP
7.25%	11/30/13	255,000	246,075
7.50%	11/30/16	350,000	319,375

See Notes to Schedules of Investments and Notes to Financial Statements.

Income Fund

Schedule of Investments	September 30, 2010

		Principal Amount	Fair Value
Solutia Inc.
7.88%	03/15/20	$414,000	$442,463
Southern Copper Corp.
6.75%	04/16/40	96,000	104,814
7.50%	07/27/35	300,000	347,853
Spirit Aerosystems Inc.
7.50%	10/01/17	243,000	250,898
Star Energy Geothermal Wayang Windu Ltd.
11.50%	02/12/15	400,000	449,000	(b)
Suzano Trading Ltd.
5.88%	01/23/21	100,000	100,000	(b)
Talecris Biotherapeutics Holdings Corp.
7.75%	11/15/16	100,000	110,000
Telecom Italia Capital S.A.
6.00%	09/30/34	475,000	448,090
7.18%	06/18/19	382,000	448,351
Telefonica Emisiones SAU
3.73%	04/27/15	431,000	450,718
Teva Pharmaceutical Finance II BV
3.00%	06/15/15	889,000	929,972
Textron Inc.
6.20%	03/15/15	701,000	779,676
The AES Corp.
8.00%	10/15/17 - 06/01/20	771,000	834,440
The Dow Chemical Co.
5.90%	02/15/15	437,000	487,290	(h)
The Goldman Sachs Group Inc.
3.70%	08/01/15	1,101,000	1,126,445
5.38%	03/15/20	1,800,000	1,897,222
6.75%	10/01/37	221,000	229,713
The Kroger Co.
6.15%	01/15/20	606,000	720,084
The Potomac Edison Co.
5.35%	11/15/14	178,000	196,547	(h)
The Williams Companies Inc.
7.88%	09/01/21	432,000	524,536
Ticketmaster Entertainment LLC
10.75%	08/01/16	1,000,000	1,095,000
Time Warner Cable Inc.
5.00%	02/01/20	581,000	622,211
6.75%	07/01/18	838,000	999,430
7.50%	04/01/14	213,000	251,050
Time Warner Inc.
5.88%	11/15/16	463,000	539,136
6.20%	03/15/40	500,000	544,699
TNK-BP Finance S.A.
6.13%	03/20/12	200,000	207,500
7.25%	02/02/20	7,000	7,639	(b)
Union Electric Co.
6.70%	02/01/19	636,000	773,234
UPC Germany GmbH
8.13%	12/01/17	400,000	416,000	(b)

		Principal Amount	Fair Value
USB Capital XIII Trust
6.63%	12/15/39	$606,000	$619,787
Vale Overseas Ltd.
6.88%	11/10/39	65,000	74,487
Valero Energy Corp.
6.13%	02/01/20	893,000	973,285
Verizon Communications Inc.
6.35%	04/01/19	2,020,000	2,465,028	(h)
6.40%	02/15/38	336,000	388,610
6.90%	04/15/38	300,000	364,698
VIP Finance Ireland Limited for OJSC Vimpel Communications (Class A)
8.38%	04/30/13	100,000	107,875	(b)
Virgin Media Finance PLC
8.38%	10/15/19	400,000	439,000
VTB Capital S.A.
6.47%	03/04/15	300,000	310,500	(b)
WEA Finance LLC
6.75%	09/02/19	910,000	1,078,175	(b)
7.50%	06/02/14	526,000	612,224	(b)
Weatherford International Limited Bermuda
6.75%	09/15/40	772,000	804,637
Williams Partners LP
5.25%	03/15/20	345,000	375,041	(h)
6.30%	04/15/40	609,000	671,339	(h)
Windstream Corp.
7.88%	11/01/17	1,636,000	1,705,530	(h)
Woodside Finance Ltd.
4.50%	11/10/14	991,000	1,063,430	(b,h)
Wyeth
5.50%	03/15/13	703,000	778,229	(h)
Wynn Las Vegas LLC
7.88%	05/01/20	588,000	624,015
XL Capital Ltd.
5.25%	09/15/14	847,000	902,577
Xstrata Finance Canada Ltd.
5.80%	11/15/16	370,947	409,837	(b)
			128,889,388

Non-Agency Collateralized Mortgage Obligations — 7.3%
Banc of America Commercial Mortgage Inc.
5.93%	02/10/51	970,000	1,043,318
Banc of America Commercial Mortgage Inc. (Class A)
5.49%	02/10/51	625,000	654,348
Banc of America Commercial Mortgage Inc. (Class A4)
5.63%	07/10/46	233,000	252,222	(h)
Banc of America Commercial Mortgage Inc. (Class AJ)
11.12%	07/10/46	220,000	170,500	(d,i)

See Notes to Schedules of Investments and Notes to Financial Statements.

Income Fund

Schedule of Investments	September 30, 2010

		Principal Amount	Fair Value
Banc of America Commercial Mortgage Inc. (Class C)
5.88%	04/10/49	$300,000	$51,184	(h,i,o)
Banc of America Funding Corp. (Class B1)
5.43%	03/20/36	204,003	6,097	(h,i,o)
Banc of America Mortgage Securities Inc. (Class B1)
5.08%	01/25/36	165,788	14,426	(h,i,o)
5.47%	02/25/36	155,527	23,929	(h,i,o)
Banc of America Mortgage Securities Inc. (Class B2)
5.08%	01/25/36	46,158	406	(h,i,o)
Bear Stearns Commercial Mortgage Securities (Class A2)
5.58%	03/11/39	171,604	172,566	(h,i)
5.68%	04/12/38	236,443	238,846	(i)
Bear Stearns Commercial Mortgage Securities (Class A4)
5.47%	01/12/45	700,000	766,108
5.69%	06/11/50	1,040,000	1,122,676	(i)
Bear Stearns Commercial Mortgage Securities (Class AJ)
5.62%	03/11/39	325,000	290,233	(i)
5.91%	06/11/40	340,000	235,795	(i)
Bear Stearns Commercial Mortgage Securities (Class AM)
5.24%	12/11/38	280,000	271,339
5.92%	06/11/50	300,000	279,181	(i)
Bear Stearns Commercial Mortgage Securities (Series 2007) (Class D)
6.17%	09/11/42	100,000	36,379	(h,i,o)
Citigroup Commercial Mortgage Trust (Class AJ)
5.92%	03/15/49	360,000	309,568	(i)
Citigroup Commercial Mortgage Trust (Series 2006) (Class AJ)
5.48%	10/15/49	400,000	322,674
Commercial Mortgage Pass Through Certificates (Class AM)
5.99%	06/10/46	450,000	448,245	(i)
Countrywide Asset-Backed Certificates (Class A2)
10.42%	11/25/35	140,901	134,123	(d,h,i)
Countrywide Commercial Mortgage Trust (Class AJ)
5.49%	07/12/46	500,000	354,651	(i)
Credit Suisse First Boston Mortgage Securities Corp. (Class CB1)
5.33%	10/25/35	187,320	10,937	(h,i,o)
Credit Suisse Mortgage Capital Certificates (Class A3)
5.47%	09/15/39	549,000	577,767	(h)

		Principal Amount	Fair Value
Credit Suisse Mortgage Capital Certificates (Class C)
5.73%	02/15/39	$1,000,000	$635,757	(h)
Credit Suisse Mortgage Capital Certificates (Class CB1)
5.64%	02/25/36	89,731	5,501	(h,i,o)
Greenwich Capital Commercial Funding Corp.
6.08%	07/10/38	1,525,000	1,670,887	(h,i)
Greenwich Capital Commercial Funding Corp. (Class A2)
5.60%	12/10/49	1,210,000	1,279,912	(h)
Impac CMB Trust (Class A1)
28.42%	10/25/35	301,080	170,077	(d,h,i)
Indymac INDA Mortgage Loan Trust (Class B1)
5.11%	01/25/36	126,902	4,145	(h,i,o)
Indymac INDA Mortgage Loan Trust (Class B2)
5.11%	01/25/36	69,416	500	(h,i,o)
Interstar Millennium Trust (Class A)
2.30%	03/14/36	35,893	33,776	(d,i)
JP Morgan Chase Commercial Mortgage Securities Corp.
6.06%	04/15/45	450,000	447,400
JP Morgan Chase Commercial Mortgage Securities Corp. (Class A4)
5.34%	08/12/37	1,360,000	1,485,494	(h,i)
5.44%	06/12/47	1,050,000	1,100,598
5.79%	02/12/51	1,230,000	1,323,370	(i)
JP Morgan Chase Commercial Mortgage Securities Corp. (Class AM)
6.10%	02/12/51	690,000	635,385	(i)
JP Morgan Chase Commercial Mortgage Securities Corp. (Class F)
6.40%	02/12/51	150,000	37,357	(h,i,o)
LB-UBS Commercial Mortgage Trust
6.75%	01/15/36	2,087,346	92,808	(d,h,o)
LB-UBS Commercial Mortgage Trust (Class A4)
4.95%	09/15/30	310,000	337,726
5.16%	02/15/31	450,000	489,460
5.66%	03/15/39	1,588,000	1,719,052	(h,i)
LB-UBS Commercial Mortgage Trust (Class AJ)
6.32%	04/15/41	170,000	120,797	(i)
LB-UBS Commercial Mortgage Trust (Series 2001) (Class B)
6.65%	07/14/16	65,000	65,778	(h,o)
LB-UBS Commercial Mortgage Trust (Series 2004) (Class X)
27.30%	12/15/39	2,873,221	35,496	(d,h,i,o)
MASTR Alternative Loans Trust (Series 2003) (Class 15X)
5.00%	08/25/18	139,502	16,720	(g,h,o,p)

See Notes to Schedules of Investments and Notes to Financial Statements.

Income Fund

Schedule of Investments	September 30, 2010

		Principal Amount	Fair Value
Merrill Lynch Mortgage Trust (Class AJ)
5.84%	05/12/39	$225,000	$192,598	(i)
Merrill Lynch Mortgage Trust (Series 2006) (Class B)
5.84%	05/12/39	408,000	222,814
Morgan Stanley Capital I
5.16%	10/12/52	350,000	380,412	(i)
5.94%	10/15/42	487,000	299,952
Morgan Stanley Capital I (Class A3)
5.71%	07/12/44	200,000	213,761	(h)
Morgan Stanley Capital I (Class A31)
5.44%	02/12/44	253,000	265,462	(h)
Morgan Stanley Capital I (Class A4)
5.81%	12/12/49	1,700,000	1,799,662
5.98%	08/12/41	180,000	201,488	(i)
Morgan Stanley Capital I (Class AJ)
5.39%	11/12/41	694,000	490,455	(h,i)
5.94%	10/15/42	225,000	201,727	(i)
Morgan Stanley Capital I (Class AM)
6.31%	12/12/49	400,000	381,055	(i)
6.46%	01/11/43	450,000	458,577
Morgan Stanley Capital I (Class B)
5.94%	10/15/42	270,000	177,552
Morgan Stanley Capital I (Series 2006) (Class A2)
5.28%	12/15/43	254,000	260,942	(h)
National RMBS Trust (Series 2004) (Class A1)
5.39%	03/20/34	62,575	61,517	(d,i)
OBP Depositor LLC Trust
4.65%	07/15/45	320,000	346,133	(b)
Puma Finance Ltd. (Class A)
5.74%	10/11/34	36,281	34,793	(d,i)
Residential Accredit Loans Inc.
6.00%**	01/25/36	4,505	—	(h,o)
Residential Accredit Loans Inc. (Class A2)
43.66%	03/25/34	24,966	18,996	(d,i)
Residential Funding Mortgage Securities I (Class M1)
5.75%	01/25/36	111,307	8,364	(h,o)
Residential Funding Mortgage Securities I (Class M2)
5.75%**	01/25/36	31,548	—	(h,o)
Structured Asset Securities Corp.(Series 1996) (Class X1)
2.11%	02/25/28	20,703	1	(i,o)
Thornburg Mortgage Securities Trust (Class A)
4.92%	04/25/43	21,868	20,351	(d,i)
Vornado DP LLC
6.36%	09/13/28	180,000	185,237	(b)

		Principal Amount	Fair Value
Wachovia Bank Commercial Mortgage Trust
6.22%	06/15/45	$420,000	$198,200
Wachovia Bank Commercial Mortgage Trust (Class A3)
5.25%	12/15/43	690,000	700,815
Wachovia Bank Commercial Mortgage Trust (Class AJ)
5.52%	01/15/45	590,000	522,362	(i)
5.92%	05/15/43	450,000	379,332	(i)
Wachovia Bank Commercial Mortgage Trust (Class AM)
5.47%	01/15/45	450,000	420,492	(i)
Wachovia Bank Commercial Mortgage Trust (Series 2006) (Class AJ)
6.19%	06/15/45	170,000	127,919	(i)
WAMU Commercial Mortgage Securities Trust (Series 2005) (Class AJ)
5.19%	05/25/36	450,000	456,321	(b)
WaMu Mortgage Pass Through Certificates (Class A2A1)
22.93%	01/25/45	306,761	223,847	(d,i)
Wells Fargo Mortgage Backed Securities Trust (Class B1)
5.50%	01/25/36 -03/25/36	598,281	116,170	(h,o)
			28,862,821

Sovereign Bonds — 2.3%
Banco Nacional de Desenvolvimento Economico e Social
6.50%	06/10/19	100,000	115,375	(b)
Democratic Socialist Republic of Sri Lanka
7.40%	01/22/15	100,000	109,380	(b)
8.25%	10/24/12	100,000	108,824
Government of Belize
6.00%	02/20/29	167,200	145,464	(j)
Government of Brazil
5.63%	01/07/41	170,000	186,575
8.00%	01/15/18	75,834	90,660	(h)
8.25%	01/20/34	166,000	241,530
Government of Brazilian
4.88%	01/22/21	306,000	335,835
Government of Colombia
6.13%	01/18/41	200,000	229,000
7.38%	09/18/37	100,000	131,750
Government of Costa Rica
10.00%	08/01/20	175,000	248,325	(b)
Government of Egypt
5.75%	04/29/20	200,000	214,250	(b)
Government of El Salvador
7.65%	06/15/35	170,000	184,875	(b,h)
Government of Grenada
2.50%	09/15/25	83,400	43,368	(b,j)

See Notes to Schedules of Investments and Notes to Financial Statements.

Income Fund

Schedule of Investments	September 30, 2010

		Principal Amount	Fair Value
Government of Indonesia
10.38%	05/04/14	$100,000	$126,380	(b)
11.63%	03/04/19	100,000	155,000	(b)
Government of Lebanon
6.38%	03/09/20	270,000	280,125
Government of Lithuania
6.75%	01/15/15	100,000	108,387	(b)
7.38%	02/11/20	200,000	223,432	(b)
Government of Panama
6.70%	01/26/36	139,000	170,623
Government of Peruvian
6.55%	03/14/37	242,000	293,425
7.35%	07/21/25	100,000	129,750
Government of Philippine
6.38%	10/23/34	200,000	233,000
6.50%	01/20/20	139,000	166,453
Government of Poland
6.38%	07/15/19	38,000	44,770
Government of Qatar
5.25%	01/20/20	300,000	330,000	(b)
6.40%	01/20/40	100,000	119,000	(b)
Government of South Africa
5.50%	03/09/20	100,000	111,750
Government of Turkey
5.63%	03/30/21	400,000	436,000
6.75%	05/30/40	400,000	456,056
Government of Uruguay
6.88%	09/28/25	119,154	143,283
Government of Venezuela
1.51%	04/20/11	82,000	79,130	(i)
10.75%	09/19/13	198,000	186,615
Government of Vietnam
1.30%	03/12/16	37,783	33,602	(i)
Korea Expressway Corp.
4.50%	03/23/15	200,000	210,765	(b)
Province of Manitoba Canada
4.90%	12/06/16	260,000	302,747	(h)
Province of Quebec Canada
7.50%	09/15/29	380,000	553,659
Republic of Dominican
7.50%	05/06/21	200,000	225,300	(b,h)
9.50%	09/27/11	122,520	127,727
Republic of Ghana
8.50%	10/04/17	200,000	229,000	(b)
Republic of Indonesia
5.88%	03/13/20	100,000	115,380	(b)
Russian Foreign Bond — Eurobond
3.63%	04/29/15	200,000	201,500	(b)
5.00%	04/29/20	200,000	208,400	(b)
7.50%	03/31/30	260,103	310,615	(j)
United Mexican States
5.13%	01/15/20	124,000	138,570
6.05%	01/11/40	250,000	286,250
			9,121,905

		Principal Amount	Fair Value

Municipal Bonds and Notes — 0.6%
American Municipal Power-Ohio Inc.
6.05%	02/15/43	$298,000	$304,988
Municipal Electric Authority of Georgia
6.64%	04/01/57	642,000	690,266
New Jersey State Turnpike Authority
7.41%	01/01/40	1,050,000	1,303,628	(h)
			2,298,882

Total Bonds and Notes (Cost $343,613,267)			356,423,902
		Number of Shares
Preferred Stock — 0.2%
Citigroup Capital XIII (Cost $391,875)		15,675	391,875	(i)
Other Investments — 0.2%
GEI Investment Fund (Cost $1,118,714)			1,018,030	(k)

Total Investments in Securities (Cost $345,123,856)			357,833,807
Short-Term Investments — 22.3%

Short-Term Investments — 21.1%
GE Money Market Fund Institutional Class 0.03%			83,906,776	(d,k)

		Principal Amount

U.S. Treasuries — 1.2%

U.S. Treasury Bill
0.11%	10/21/10	$4,900,000	4,899,673	(d)

Total Short-Term Investments (Cost $88,806,449)			88,806,449

Total Investments (Cost $433,930,305)			446,640,256

Liabilities in Excess Of Other Assets, net — (12.4)%			(49,317,775)

NET ASSETS — 100.0%			$397,322,481

See Notes to Schedules of Investments and Notes to Financial Statements.

Income Fund

Schedule of Investments	September 30, 2010

Other Information

The Fund had the following long futures contracts open at September 30, 2010 :

Description	Expiration Date	Number of Contracts	Current Notional Value	Unrealized Appreciation
2 Yr U.S. Treasury Note Futures	December 2010	210	$46,091,719	$62,766
5 Yr U.S. Treasury Note Futures	December 2010	168	20,305,688	212,155

				$274,921

The Fund had the following short futures contracts open at September 30, 2010 :

Description	Expiration Date	Number of Contracts	Current Notional Value	Unrealized Appreciation/ (Depreciation)
Ultra long U.S. Treasury Bond Futures	December 2010	47	$(6,640,219)	$30,152
10 Yr. U.S. Treasury Notes Futures	December 2010	456	(57,477,375)	(650,105)

				(619,953)

				$(345,032)

See Notes to Schedules of Investments and Notes to Financial Statements.

Money Market Fund

Michael E. Martini Vice President

The Money Market Fund is managed by a team of portfolio managers that includes Adam W. Ackermann, James C. Gannon and Michael E. Martini. As lead portfolio manager for the Money Market Fund, Mr. Martini has oversight responsibilities over the Fund. See portfolio managers’ biographical information beginning on page 141.

Q.	How did the GE Institutional Money Market Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended September 30, 2010?

A.	For the twelve-month period ended September 30, 2010, the GE Institutional Money Market Fund returned 0.04% for Investment Class shares and 0.00% for the Service Class shares. The 90-day U.S. Treasury Bill, the Fund’s benchmark, returned 0.12% and the Fund’s Morningstar peer group of 987 Money Market Taxable Funds returned an average of 0.04% for the same period.

Q.	Describe what happened in the fixed income markets during the twelve-month period ended September 30, 2010.

A.	Interest rates rose through the last three months of 2009 and the first three months of 2010 as investors priced in a sustainable global economic recovery. The direction of interest rates reversed however in the second quarter of 2010 when fiscal problems in Greece and other European peripheral countries put the recovery in question. Together with signs of economic slowing in U.S. employment and housing the fixed income market saw a flight to quality in 2Q10 pushing U.S. Treasury yields lower. In the third quarter of 2010, the market began pricing in a higher probability for a double dip recession and a second round of quantitative easing from the Fed, pulling rates down further. By September 30, 2010, the U.S. Treasury 2-year note had fallen 53 basis points in twelve months to 0.42%. The U.S. Treasury 10-year note ended at 2.51%, down 80 basis points for the same period. Despite lower rates and growing fear over a double dip recession, credit-related securities outperformed U.S. Treasury and government-related securities over the twelve month period. High yield issues outperformed investment grade issues, in general, as default expectations and strong demand boosted returns. Within the securitized markets, commercial mortgage-backed securities led all sector performance, returning over 23% for the twelve month period.

Q.	What were the primary drivers of Fund performance?

A.	Money market returns over the last twelve months continued to reflect extremely easy monetary policy, with the federal funds rate at the 0-0.25% range since December 2008. LIBOR rates have also come down significantly over the period. Together, these two factors have compressed yields available on money market investments and in turn driven money market fund returns lower.

Money Market Fund

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2010.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period.”

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table for both “Actual” and “Hypothetical” do not reflect any transaction costs, such as sales charges or redemption fees.

April 1, 2010 - September 30, 2010

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return**
Investment Class	$1,000.00	$1,000.30	1.15
Service Class	$1,000.00	$1,000.00	1.35
Hypothetical 5% Return (2.5% for the period)
Investment Class	$1,000.00	$1,023.64	1.17
Service Class	$1,000.00	$1,023.44	1.37

*	Expenses are equal to the Fund’s annualized expense ratio of 0.23% for Investment Class shares and 0.27% for Service Class shares (for the period April 1, 2010 – September 30, 2010), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
**	Actual Fund Returns for the six-month period ended September 30, 2010 were as follows: 0.03% for Investment Class shares, and 0.00% for Service Class shares. Past performance does not guarantee future results.

Money Market Fund	(unaudited)

Investment Profile

A mutual fund designed for investors who seek a high level of current income consistent with the preservation of capital and maintenance of liquidity by investing primarily in short-term, U.S. dollar denominated money market instruments.

Morningstar Performance Comparison

Money Market Taxable Peer Group

Based on average annual returns for periods ended 09/30/10

	One Year	Three Year	Five Year	Ten Year
Number of funds in peer group	987	900	821	610
Peer group average annual total return*	0.04%	1.09%	2.40%	2.14%

Morningstar Category in peer group : Money Market Taxable

*	Morningstar performance comparisons are based on average annual total returns for the one-year, three-year, five-year and ten-year periods indicated in the Money Market Taxable peer group consisting of 987, 900, 821, and 610 underlying funds ,respectively.

Fund Yield at September 30, 2010(b)

	Investment Class†	Service Class†
7-day current**	0.07%	0.00%
7-day effective	0.07%	0.00%
IBC Money Fund	0.10%	0.02%

Sector Allocation as of September 30, 2010(b)

Portfolio Composition as a % of the Amortized Cost of $20,663 (in thousands) as of September 30, 2010

Change in Value of a $10,000 Investment

Investment Class Shares

Average Annual Total Return

For the Periods Ended September 30, 2010

Investment Class Shares (Inception date: 12/2/97)

	One Year	Five Year	Ten Year	Commencement	Ending value of a $10,000 investment(a)
Money Market Fund	0.04%	2.76%	2.53%	12/02/97	12,838
90 Day T-Bill	0.12%	2.36%	2.31%		12,564

Service Class Shares†

Average Annual Total Return

For the Periods Ended September 30, 2010

Service Class Shares (Inception date: 9/30/05)

	One Year	Three Year	Since Inception		Commencement	Ending value of a $10,000 investment(a)
Money Market Fund	0.00%	1.18%	2.55%		09/30/05	11,342
90 Day T-Bill	0.12%	0.83%	2.36%	***		11,239

An investment in the Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.
(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.
†	The Distribution and/or Service (12b-1) Fee may be voluntarily reduced by GE Investment Distributors, Inc. (the Fund’s principal distributor) on a temporary basis to the extent necessary to maintain a minimum annualized net yield of 0.00% for all share classes, but may return to its stated level at any time without prior notice. Further, to the extent necessary, GE Asset Management may voluntarily reduce its management fee to maintain a minimum annualized net yield of 0.00% for all share classes. This voluntary management fee reduction may be modified or discontinued by GE Asset Management at any time without prior notice. There can be no assurance that either of these fee reductions will be sufficient to avoid any loss.
**	The seven day current yield, rather than the total return, more closely reflects the current earnings of the Money Market Fund at September 30, 2010.
***	Index returns are not available from the Fund’s inception date and therefore are calculated from the month end nearest to the Fund’s inception date.
See	Notes to Performance beginning on page 1 for further information.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Money Market Fund

Schedule of Investments	September 30, 2010

Money Market Fund

		Principal Amount	Amortized Cost
Short-Term Investments — 100.0%†

U.S. Treasury — 2.7%

U.S. Treasury Notes
0.88%	03/31/11 - 04/30/11	$550,000	$551,910

U.S. Government Agency and Related — 17.2%

Bank of America NA FDIC
1.70%	12/23/10	250,000	250,835
Federal Home Loan Bank
0.75%	03/25/11	1,100,000	1,102,623	(d)
FHLB Disc Corp
0.18%	11/03/10	450,000	449,928	(d)
FNMA Discount Note
0.17%	11/09/10	350,000	349,936	(d)
0.27%	01/05/11	300,000	299,784	(d)
0.30%	10/06/10	300,000	299,987	(d)
Freddie Discount
0.23%	12/06/10	200,000	199,916	(d)
Freddie Mac
0.59%	04/01/11	250,000	250,323	(d,i)
Goldman Sachs Group Inc FDIC
0.80%	12/03/10	350,000	350,335	(d,i)
			3,553,667

Foreign Agency — 1.0%

KFW
3.25%	02/15/11	200,000	202,020

Commercial Paper — 24.2%

Banco Bilbao Viz London
0.69%	10/25/10	300,000	299,862	(d)
Commonwealth Bk Australia
0.27%	11/29/10	650,000	649,712	(d)
Eksportfinans Asa
0.24%	10/08/10	500,000	499,977	(b,d)
European Investment Bank
0.16%	10/05/10	500,000	499,991	(d)
HSBC USA Inc.
0.20%	10/06/10	250,000	249,993	(d)
0.30%	12/09/10	150,000	149,914	(d)
Nordea North America Inc
0.33%	01/06/11	650,000	649,422	(d)
Procter & Gamble Intl FN
0.20%	11/01/10	400,000	399,931	(d)
Royal Bank of Scotland PLC
0.35%	10/22/10	500,000	499,898	(d)
Societe Generale N Amer
0.50%	02/01/11	150,000	149,744	(d)
0.63%	10/04/10	550,000	549,971	(d)

		Principal Amount	Amortized Cost
Wal-Mart Stores Inc.
0.20%	10/05/10	$400,000	$399,991	(d)
			4,998,406

Repurchase Agreements — 18.4%

Barclays Capital Inc. US Treasury Repo 0.20% dated 09/30/10, to be repurchased at $600,003 on 10/01/10 collateralized by $612,011 U.S. Treasury Note respectively, 0.88% , maturing on 01/31/11. 10/01/10		600,000	600,000	(d)
Deutsche Bank Securities, Inc. Gov Agcy Repo 0.24% dated 09/30/10, to be repurchased at $500,003 on 10/01/10 collateralized by $510,153 U.S. Government Agency Bonds respectively, 0.85% , maturing on 08/17/12. 10/01/10		500,000	500,000	(d)
Goldman Sachs & Co. Gov Agcy Repo 0.20% dated 09/30/10, to be repurchased at $1,100,006 on 10/01/10 collateralized by $1,122,618 U.S. Government Agency Bonds respectively, 0.00% , maturing on 09/17/12. 10/01/10		1,100,000	1,100,000	(d)
HSBC Securities (USA) Inc. Gov Agcy Repo 0.25% dated 09/30/10, to be repurchased at $700,092 on 10/01/10 collateralized by $714,094 U.S. Government Agency Bonds respectively, 4.75% , maturing on 02/15/37. 10/01/10		700,000	700,000	(d)
J.P. Morgan Securities LLC Gov Agcy Repo 0.22% dated 09/30/10, to be repurchased at $901,735 on 10/01/10 collateralized by $919,770 U.S. Government Agency Bonds respectively, 0.00% , maturing on 11/26/10. 10/01/10		900,000	900,000	(d)
			3,800,000

Corporate Notes — 1.7%

Australia & NZ Banking Group
0.66%	04/26/11	200,000	200,265	(b,d,i)
National Australia Bank
0.61%	07/07/11	150,000	150,136	(b,d,i)
			350,401

Certificates of Deposit — 32.9%

Abbey National Treasury Services
0.34%	02/25/11	650,000	650,000	(d,i)
Bank of Montreal Chicago
0.23%	10/15/10	350,000	350,000	(d)
Barclays Bank PLC NY
0.51%	11/19/10	700,000	700,000	(d)
BNP Paribas NY
0.58%	10/14/10	400,000	400,022	(d)

See Notes to Schedules of Investments and Notes to Financial Statements.

Money Market Fund

Schedule of Investments	September 30, 2010

		Principal Amount	Amortized Cost
Credit Agricole CIB NY
0.41%	11/01/10	$600,000	$600,000	(d)
Deutsche Bank Ag NY
0.46%	01/10/11	600,000	600,000	(d,i)
National Australia BK NY
0.35%	06/10/11	350,000	350,000	(d,i)
Rabobank Nederland NV NY
0.29%	01/13/11	200,000	200,000	(d)
Rabobank Nederland NV
0.55%	02/01/11	400,000	400,082	(d)
Royal Bank of Canada NY
0.26%	02/24/11	200,000	200,000	(d,i)
0.28%	08/26/11	450,000	450,000	(d,i)
Svenska Handelsbanken NY
0.27%	11/15/10	400,000	400,000	(d)
Toronto-Dominion Bank NY
0.54%	11/19/10	450,000	450,000	(d)

UBS AG Stamford CT
0.21%	10/20/10	350,000	350,000	(d)
Westpac Banking Corp NY
0.52%	05/13/11	350,000	350,000	(d,i)
0.55%	10/06/10	350,000	350,000	(d,i)
			6,800,104

Supranationals — 1.2%

Intl Bk Recon & Develop
0.31%	07/13/11	250,000	250,000	(d,i)

Time Deposit — 0.7%

State Street Corp.
0.01%	10/01/10	156,709	156,709	(e)

Total Short-Term Investments (Cost $20,663,217)			20,663,217

Other Assets and Liabilities, net — 0.0%*			4,129

NET ASSETS — 100.0%			$20,667,346

See Notes to Schedules of Investments and Notes to Financial Statements.

Notes to Schedules of Investments	September 30, 2010

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities information regarding holdings, allocations and other characteristics are presented as of a particular date to illustrate examples of securities that the Funds have bought and the diversity of areas in which the Funds may invest. It may not be representative of the Funds’ current or future investments and should not be construed as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)	Non-income producing security.

(b)	Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2010, these securities amounted to $19,601,940, $37,222,649 and $850,378 or 2.97%, 9.37% and 4.11% of the net assets of the GE Institutional Strategic Investment Fund, GE Institutional Income Fund and GE Institutional Money Market Fund respectively. These securities have been determined to be liquid using procedures established by the Board of Trustees.

(c)	Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d)	Coupon amount represents effective yield.

(e)	State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund’s custodian and accounting agent.

(f)	Principal only security. These types of securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the “principal only” holder.

(g)	Interest only security. These types of securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.

(h)	At September 30, 2010, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA’s.
(i)	Variable or floating rate security. The stated rate represents the rate at September 30, 2010.

(j)	Step coupon bond. Security becomes interest bearing at a future date.

(k)	GE Asset Management, the investment adviser of the Fund, also serves as investment adviser of the GEI Investment Fund and the GE Money Market Fund.

(l)	General Electric Co. is the parent company of GE Asset Management Incorporated, the Fund’s investment advisor.

(m)	Securities in default.

(n)	Sponsored by SSgA Funds Management, Inc., an affiliate of State Street Bank & Trust Co., the Fund’s custodian and accounting agent.

(o)	Illiquid Securities (unaudited). At September 30, 2010, these securities amounted to $111,091 and $588,278 or 0.02% and 0.15% of net assets for the GE Institutional Strategic Investment Fund and GE Institutional Income Fund respectively. These securities have been determined to be illiquid using procedures established by the Board of Trustees.

(p)	Coupon amount represents the coupon of the underlying mortgage securities on which monthly interest payments are based.

*	Less than 0.05%

**	Amount is less than $ 0.50.

†	Percentages are based on net assets as of September 30, 2010.

Abbreviations:

ADR	American Depository Receipt
GDR	Global Depository Receipt
NVDR	Non-Voting Depository Receipt
Regd.	Registered
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
SPDR	Standard and Poor’s Depository Receipt
STRIPS	Separate Trading of Registered Interest and Principal of Security
TBA	To be announced

[This page intentionally left blank.]

Financial Highlights

Selected data based on a share outstanding throughout the periods indicated

							U.S. Equity Fund
	Investment Class							Service Class
	9/30/10	9/30/09		9/30/08		9/30/07	9/30/06	9/30/10		9/30/09		9/30/08		9/30/07	9/30/06
Inception date							11/25/97								1/3/01
Net asset value, beginning of period	$10.18	$10.73		$ 14.67		$13.29	$12.07	$10.24		$10.71		$ 14.64		$ 13.27	$ 12.05
Income (loss) from investment operations:
Net investment income (loss)	0.13	0.14		0.16		0.21	0.17	0.11	**	0.13	**	0.14		0.17	0.15
Net realized and unrealized gains (losses) on investments	0.32	(0.54)		(2.50)		1.96	1.22	0.32	**	(0.48)	**	(2.51)		1.96	1.21
Total income (loss) from investment operations	0.45	(0.40)		(2.34)		2.17	1.39	0.43		(0.35)		(2.37)		2.13	1.36
Less distributions from:
Net investment income (loss)	0.13	0.15		0.18		0.21	0.17	—		0.12		0.14		0.18	0.14
Net realized gains	—	—		1.42		0.58	—	—		—		1.42		0.58	—
Total distributions	0.13	0.15		1.60		0.79	0.17	—		0.12		1.56		0.76	0.14
Net asset value, end of period	$10.50	$10.18		$ 10.73		$14.67	$13.29	$10.67		$10.24		$ 10.71		$ 14.64	$ 13.27

TOTAL RETURN (a)	4.40%	(3.26)%		(17.63)%		16.98%	11.67%	4.20%		(2.89)%		(17.83)%		16.68%	11.41%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$421,381	$432,050		$462,644		$627,920	$553,358	$2,682		$ 170		$22,253		$34,971	$28,140
Ratios to average net assets:
Net investment income (loss)	1.24%	1.61%		1.21%		1.50%	1.43%	1.11%		1.80%		0.96%		1.25%	1.19%
Net Expenses	0.36%	0.37%	(b)	0.36%	(b)	0.36%	0.37%	0.61%		0.62%	(b)	0.61%	(b)	0.61%	0.62%
Gross Expenses	0.37%	0.38%		0.37%		0.36%	0.37%	0.62%		0.63%		0.62%		0.61%	0.62%
Portfolio turnover rate	41%	51%		55%		58%	56%	41%		51%		55%		58%	56%

See Notes to Financial Highlights and Notes to Financial Statements.

							S&P 500 Index Fund
Investment Class								Service Class
9/30/10		9/30/09		9/30/08		9/30/07	9/30/06	9/30/10		9/30/09		9/30/08		9/30/07	9/30/06
							11/25/97								9/30/05
$ 10.18		$ 11.23		$ 14.69		$12.81	$11.80	$ 10.14		$11.19		$14.64		$ 12.79	$11.80

0.21	**	0.23		0.26		0.24	0.22	0.17	**	0.22		0.24		0.25	0.24
0.80	**	(1.03)		(3.46)		1.84	1.01	0.80	**	(1.04)		(3.46)		1.79	0.96
1.01		(0.80)		(3.20)		2.08	1.23	0.97		(0.82)		(3.22)		2.04	1.20

0.21		0.25		0.26		0.20	0.22	0.18		0.23		0.23		0.19	0.21
—		—		—		—	—	—		—		—		—	—
0.21		0.25		0.26		0.20	0.22	0.18		0.23		0.23		0.19	0.21
$ 10.98		$ 10.18		$ 11.23		$14.69	$12.81	$ 10.93		$10.14		$11.19		$ 14.64	$12.79

9.96%		(6.51)%		(22.13)%		16.36%	10.53%	9.60%		(6.84)%		(22.28)%		15.98%	10.39%

$36,361		$35,332		$119,460		$151,025	$111,143	$30,146		$ 939		$1,087		$ 936	$ 47

1.97%		2.75%		2.03%		1.87%	1.82%	1.67%		2.44%		1.79%		1.63%	1.59%
0.15%		0.16%	(b)	0.15%	(b)	0.15%	0.15%	0.40%		0.41%	(b)	0.40%	(b)	0.40%	0.40%
0.15%		0.16%		0.15%		0.15%	0.15%	0.40%		0.41%		0.40%		0.40%	0.40%
13%		17%		17%		12%	12%	13%		17%		17%		12%	12%

See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights

Selected data based on a share outstanding throughout the periods indicated

							Core Value Equity Fund
	Investment Class							Service Class
	9/30/10	9/30/09		9/30/08		9/30/07	9/30/06	9/30/10		9/30/09		9/30/08		9/30/07	9/30/06
Inception date							2/2/00								9/30/05
Net asset value, beginning of period	$8.68	$9.60		$ 12.43		$11.49	$ 10.40	$ 8.65		$9.58		$12.40		$11.47	$10.40
Income (loss) from investment operations:
Net investment income (loss)	0.17	0.16		0.16		0.21	0.18	0.15	**	0.14		0.14		0.26	0.15
Net realized and unrealized gains (losses) on investments	0.40	(0.75)		(1.88)		1.84	1.09	0.40	**	(0.75)		(1.87)		1.76	1.10
Total income (loss) from investment operations	0.57	(0.59)		(1.72)		2.05	1.27	0.55		(0.61)		(1.73)		2.02	1.25
Less distributions from:
Net investment income (loss)	0.14	0.17		0.14		0.23	0.18	0.14		0.16		0.12		0.21	0.18
Net realized gains	—	0.16		0.97		0.88	—	—		0.16		0.97		0.88	—
Total distributions	0.14	0.33		1.11		1.11	0.18	0.14		0.32		1.09		1.09	0.18
Net asset value, end of period	$9.11	$8.68		$ 9.60		$12.43	$ 11.49	$ 9.06		$8.65		$ 9.58		$12.40	$11.47

TOTAL RETURN (a)	6.64%	(5.27)%		(15.02)%		18.94%	12.42%	6.35%		(5.50)%		(15.18)%		18.69%	12.16%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$121,524	$121,866		$95,082		$108,986	$91,030	$2,549		$ 713		$ 32		$ 36	$ 14
Ratios to average net assets:
Net investment income (loss)	1.91%	2.20%		1.45%		1.73%	1.55%	1.72%		1.76%		1.20%		1.38%	1.32%
Net Expenses	0.41%	0.43%	(b)	0.42%	(b)	0.43%	0.44%	0.66%		0.67%	(b)	0.67%	(b)	0.68%	0.67%
Gross Expenses	0.41%	0.43%		0.43%		0.43%	0.44%	0.66%		0.68%		0.67%		0.68%	0.67%
Portfolio turnover rate	56%	62%		62%		43%	52%	56%		62%		62%		43%	52%

See Notes to Financial Highlights and Notes to Financial Statements.

					Premier Growth Equity Fund
Investment Class						Service Class
9/30/10	9/30/09	9/30/08		9/30/07	9/30/06	9/30/10		9/30/09		9/30/08		9/30/07	9/30/06
					10/29/99								1/3/01
$ 7.60	$9.59	$ 12.46		$10.96	$10.46	$ 7.53		$ 9.53		$12.41		$ 10.92	$ 10.42

0.04**	0.06	0.07		0.08	0.08	0.02	**	(0.10)		0.64		0.04	0.06

0.44**	(0.85)	(1.76)		1.55	0.49	0.45	**	(0.71)		(2.41)		1.55	0.49

0.48	(0.79)	(1.69)		1.63	0.57	0.47		(0.81)		(1.77)		1.59	0.55

0.05	0.09	0.07		0.08	0.07	0.05		0.08		—		0.05	0.05
—	1.11	1.11		0.05	—	—		1.11		1.11		0.05	—
0.05	1.20	1.18		0.13	0.07	0.05		1.19		1.11		0.10	0.05
$8.03	$7.60	$ 9.59		$12.46	$10.96	$ 7.95		$ 7.53		$ 9.53		$ 12.41	$ 10.92

6.39%	(3.22)%	(14.62)%		15.02%	5.47%	6.20%		(3.52)%		(15.30)%		14.71%	5.24%

$246,218	$249,573	$268,005		$411,725	$455,088	$3,157		$3,098		$3,014		$135,856	$130,673

0.55%	0.91%	0.69%		0.58%	0.83%	0.30%		0.66%		0.24%		0.33%	0.57%
0.38%	0.39%(b)	0.37%	(b)	0.37%	0.37%	0.63%		0.64%	(b)	0.62%	(b)	0.62%	0.62%
0.38%	0.40%	0.37%		0.37%	0.37%	0.63%		0.65%		0.62%		0.62%	0.62%
21%	24%	28%		29%	31%	21%		24%		28%		29%	31%

See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights

Selected data based on a share outstanding throughout the periods indicated

					Small-Cap Equity Fund
	Investment Class					Service Class
	9/30/10	9/30/09	9/30/08	9/30/07	9/30/06	9/30/10		9/30/09	9/30/08	9/30/07	9/30/06
Inception date					8/3/98						9/30/05
Net asset value, beginning of period	$11.11	$12.35	$ 16.51	$15.41	$14.71	$11.17		$12.31	$16.47	$15.38	$14.71
Income (loss) from investment operations:
Net investment income (loss)	0.03	0.05	0.10	0.10	0.07	—	**	0.12	0.06	0.08	0.05
Net realized and unrealized gains (losses) on investments	1.51	(1.20)	(2.67)	2.18	0.96	1.52	**	(1.25)	(2.67)	2.16	0.94
Total income (loss) from investment operations	1.54	(1.15)	(2.57)	2.28	1.03	1.52		(1.13)	(2.61)	2.24	0.99
Less distributions from:
Net investment income (loss)	0.04	0.09	0.08	0.08	0.06	0.00	(c)	0.01	0.04	0.05	0.05
Net realized gains	0.00	—	1.51	1.10	0.27	0.00		—	1.51	1.10	0.27
Total distributions	0.04	0.09	1.59	1.18	0.33	0.00	(c)	0.01	1.55	1.15	0.32
Net asset value, end of period	$12.61	$11.11	$ 12.35	$16.51	$15.41	$12.69		$11.17	$12.31	$16.47	$15.38

TOTAL RETURN (a)	13.91%	(9.07)%	(16.86)%	15.43%	7.13%	13.61%		(9.20)%	(17.14)%	15.20%	6.87%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$722,935	$609,835	$635,849	$806,577	$632,992	$ 28		$ 28	$ 87	$ 39	$ 16
Ratios to average net assets:
Net investment income (loss)	0.24%	0.51%	0.68%	0.64%	0.53%	(0.01)%		0.34%	0.43%	0.37%	0.28%
Net Expenses	0.89%	0.91% (b)	0.60% (b)	0.61%	0.61%	1.14%		1.16% (b)	0.85% (b)	0.85%	0.86%
Gross Expenses	0.91%	0.93%	0.61%	0.61%	0.61%	1.16%		1.18%	0.86%	0.85%	0.86%
Portfolio turnover rate	46%	49%	73%	51%	47%	46%		49%	73%	51%	47%

See Notes to Financial Highlights and Notes to Financial Statements.

							International Equity Fund
Investment Class								Service Class
9/30/10		9/30/09		9/30/08		9/30/07	9/30/06	9/30/10		9/30/09		9/30/08		9/30/07	9/30/06
							11/25/97								1/3/01
$ 10.90		$13.51		$19.96		$15.11	$12.72	$10.83		$13.44		$ 19.88		$ 15.06	$ 12.69

0.20	**	0.20		0.43		0.30	0.24	0.17	**	0.00		0.54		0.16	0.17
0.01	**	(1.32)		(5.31)		4.92	2.33	0.00	**	(1.13)		(5.44)		5.00	2.35
0.21		(1.12)		(4.88)		5.22	2.57	0.17		(1.13)		(4.90)		5.16	2.52

0.21		0.38		0.31		0.24	0.18	0.20		0.37		0.28		0.21	0.15
—		1.11		1.26		0.13	—	—		1.11		1.26		0.13	—
0.21		1.49		1.57		0.37	0.18	0.20		1.48		1.54		0.34	0.15
$ 10.90		$10.90		$13.51		$19.96	$15.11	$10.80		$10.83		$ 13.44		$ 19.88	$ 15.06

1.93%		(5.34)%		(26.41)%		35.09%	20.39%	1.57%		(5.52)%		(26.60)%		34.75%	20.02%

$2,289,643		$2,038,051		$1,892,548		$2,375,946	$1,377,877	$486,064		$546,589		$53,692		$51,244	$16,352

1.85%		2.44%		2.62%		2.00%	2.04%	1.64%		2.29%		2.78%		1.61%	1.68%
0.56%		0.55%	(b)	0.55%	(b)	0.56%	0.56%	0.81%		0.80%	(b)	0.80%	(b)	0.81%	0.81%
0.56%		0.56%		0.56%		0.56%	0.56%	0.81%		0.80%		0.81%		0.81%	0.81%
49%		41%		38%		32%	26%	49%		41%		38%		32%	26%

See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights

Selected data based on a share outstanding throughout the periods indicated

							Strategic Investment Fund
		Investment Class								Service Class
	9/30/10	9/30/09		9/30/08		9/30/07	9/30/06	9/30/10		9/30/09		9/30/08		9/30/07	9/30/06
Inception date							10/29/99								9/30/05
Net asset value, beginning of period	$10.18	$10.62		$ 13.45		$11.77	$11.14	$10.12		$10.57		$13.42		$11.74	$11.14
Income (loss) from investment operations:
Net investment income (loss)	0.18	0.17		0.26		0.27	0.22	0.11	**	0.16		0.18		0.27	0.23
Net realized and unrealized gains (losses) on investments	0.52	(0.32)		(2.32)		1.93	0.90	0.50	**	(0.33)		(2.27)		1.90	0.85
Total income (loss) from investment operations	0.70	(0.15)		(2.06)		2.20	1.12	0.61		(0.17)		(2.09)		2.17	1.08
Less distributions from:
Net investment income (loss)	0.17	0.25		0.25		0.24	0.19	0.15		0.24		0.24		0.21	0.18
Net realized gains	0.00	0.04		0.52		0.28	0.30	0.00		0.04		0.52		0.28	0.30
Total distributions	0.17	0.29		0.77		0.52	0.49	0.15		0.28		0.76		0.49	0.48
Net asset value, end of period	$10.71	$10.18		$ 10.62		$13.45	$11.77	$10.58		$10.12		$10.57		$13.42	$11.74

TOTAL RETURN (a)	6.89%	(0.80)%		(16.13)%		19.24%	10.38%	6.09%		(1.04)%		(16.44)%		19.01%	10.04%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$659,553	$570,071		$522,383		$547,835	$349,564	$ 37		$ 637		$ 715		$ 55	$ 11
Ratios to average net assets:
Net investment income (loss)	1.83%	2.04%		2.24%		2.43%	2.33%	1.17%		1.81%		1.87%		2.21%	1.95%
Net Expenses	0.32%	0.31%	(b)	0.34%	(b)	0.36%	0.37%	0.57%		0.56%	(b)	0.57%	(b)	0.61%	0.61%
Gross Expenses	0.36%	0.36%		0.36%		0.36%	0.37%	0.61%		0.61%		0.61%		0.61%	0.61%
Portfolio turnover rate	152%	177%		177%		158%	143%	152%		177%		177%		158%	143%

See Notes to Financial Highlights and Notes to Financial Statements.

						Income Fund
	Investment Class								Service Class
9/30/10	9/30/09		9/30/08		9/30/07	9/30/06	9/30/10		9/30/09		9/30/08		9/30/07	9/30/06
						11/21/97								9/30/05
$ 9.06	$ 8.94		$9.29		$9.35	$9.50	$9.25		$9.12		$9.30		$9.35	$9.50

0.35	0.37		0.43		0.51	0.49	0.32	**	0.36		0.37		0.49	0.47
0.47	0.13		(0.35)		(0.06)	(0.15)	0.49	**	0.14		(0.14)		(0.05)	(0.15)
0.82	0.50		0.08		0.45	0.34	0.81		0.50		0.23		0.44	0.32

0.37	0.37		0.43		0.51	0.49	0.36		0.36		0.41		0.49	0.47
—	0.01		—		—	—	—		0.01		—		—	—
0.37	0.38		0.43		0.51	0.49	0.36		0.37		0.41		0.49	0.47
$ 9.51	$ 9.06		$8.94		$9.29	$9.35	$9.70		$9.25		$9.12		$9.30	$9.35

9.24%	5.88%		0.80%		4.95%	3.75%	8.87%		5.59%		2.41%		4.80%	3.50%

$397,055	$360,894		$324,385		$344,261	$294,484	$ 268		$ 276		$ 453		$ 17	$ 11

3.72%	4.29%		4.64%		5.49%	5.33%	3.47%		4.09%		4.06%		5.25%	5.10%
0.18%	0.20%	(b)	0.20%	(b)	0.23%	0.24%	0.44%		0.45%	(b)	0.43%	(b)	0.48%	0.49%
0.23%	0.23%		0.23%		0.23%	0.24%	0.48%		0.48%		0.47%		0.48%	0.49%
383%	357%		485%		421%	341%	383%		357%		485%		421%	341%

See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights

Selected data based on a share outstanding throughout the periods indicated

					Money Market Fund
	Investment Class						Service Class
	9/30/10		9/30/09	9/30/08	9/30/07	9/30/06	9/30/10		9/30/09	9/30/08	9/30/07	9/30/06
Inception date						12/2/97						9/30/05
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00		$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income (loss)	0.00	(c)	0.01	0.03	0.05	0.04	0.00	(c)	0.01	0.03	0.05	0.04
Total income from investment operations	0.00	(c)	0.01	0.03	0.05	0.04	0.00	(c)	0.01	0.03	0.05	0.04
Less distributions from:
Net investment income (loss)	0.00	(c)	0.01	0.03	0.05	0.04	—		0.01	0.03	0.05	0.04
Total distributions	0.00	(c)	0.01	0.03	0.05	0.04	—		0.01	0.03	0.05	0.04
Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00		$1.00	$1.00	$1.00	$1.00

TOTAL RETURN (a)	0.04%		0.80%	3.25%	5.25%	4.56%	0.00%		0.56%	2.99%	5.00%	4.30%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$20,656		$31,040	$29,071	$26,952	$24,409	$ 11		$ 11	$ 11	$ 11	$ 10
Ratios to average net assets:
Net investment income (loss)	0.05%		0.80%	3.18%	5.12%	4.62%	0.00%		0.55%	2.94%	4.89%	4.25%
Net Expenses	0.23%	(d)	0.24%	0.25%	0.24%	0.25%	0.27%	(d)	0.48%	0.50%	0.48%	0.50%
Gross Expenses	0.25%		0.24%	0.25%	0.24%	0.25%	0.49%		0.48%	0.50%	0.48%	0.50%

See Notes to Financial Highlights and Notes to Financial Statements.

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Past performance does not guarantee future results.

(b)	Includes contractual management fee waiver related to the Fund’s investments in the GE Funds – GE Money Market Fund.

(c)	Less than $0.01.

(d)	GE Asset Management has voluntarily undertaken to reduce its management fee and/or subsidize certain expenses of the Fund to extent necessary to maintain a minimum annualized yield of 0.00%.

**	Average shares method used.

See Notes to Financial Statements.

Statements of Assets and Liabilities September 30, 2010	U.S. Equity Fund	S&P 500 Index Fund	Core Value Equity Fund

ASSETS
Investments in securities, at Fair Value (cost $392,863,433; $69,756,288; $110,889,324; $227,003,003; $635,899,101; $2,513,949,492; $545,250,092; $344,005,142 and $0 respectively)	$419,080,690	$65,018,174	$123,043,429
Investments in affiliated securities, at Fair Value (cost $82,345; $30,793; $22,109; $158,570; $82,643; $231,122; $973,201; $1,118,714 and $0 respectively)	74,934	28,021	20,119
Short-term Investments at Fair Value (cost $0; $118,996; $0; $0; $0; $0; $7,399,507; $4,899,673 and $16,863,217 respectively)	—	118,996	—
Short-term affiliated investments (at amortized cost)	4,650,845	1,254,543	1,319,452
Repurchase Agreement		—	—
Foreign currency (cost $7,144; $0; $0; $0; $0; $1,626,257; $670,238; $0 and $0 respectively)	7,189	—	—
Receivable for investments sold	1,651,936	—	323,873
Income receivables	329,959	83,085	139,570
Receivable for fund shares sold	211,656	65,830	2,361
Variation margin receivable	11,057	—	—
Other Assets	—	—	—
Total assets	426,018,266	66,568,649	124,848,804
LIABILITIES
Payable for investments purchased	1,824,656	—	733,014
Payable for fund shares redeemed	5,946	48,627	604
Payable to GEAM	124,385	5,266	40,866
Accrued other expenses	420	2,644	199
Variation margin payable	—	5,614	1,050
Total liabilities	1,955,407	62,151	775,733
NET ASSETS	$424,062,859	$66,506,498	$124,073,071
NET ASSETS CONSIST OF :
Capital paid in	487,752,072	103,476,017	119,226,052
Undistributed (distribution in excess of) net investment income	4,077,873	831,754	1,888,500
Accumulated net realized gain (loss)	(93,955,437)	(33,115,317)	(9,204,143)
Net unrealized appreciation/(depreciation) on:
Investments	26,209,846	(4,740,886)	12,152,115
Futures	(21,540)	54,930	10,547
Foreign currency related transaction	45	—	—
NET ASSETS	$424,062,859	$66,506,498	$124,073,071
Investments Class:
Net assets	421,380,838	36,360,707	121,523,940
Shares outstanding( $.001 par value; unlimited shares authorized)	40,122,396	3,311,953	13,338,816
Net asset value, offering and redemption price per share	10.50	10.98	9.11
Service Class:
Net assets	2,682,021	30,145,791	2,549,131
Shares outstanding( $.001 par value; unlimited shares authorized)	251,247	2,757,503	281,395
Net asset value, offering and redemption price per share	10.67	10.93	9.06

See Notes to Financial Statements.

Premier Growth Equity Fund	Small-Cap Equity Fund	International Equity Fund	Strategic Investment Fund	Income Fund	Money Market Fund

$238,721,190	$677,636,942	$2,722,147,173	$578,201,802	$356,815,777	$—
144,299	75,206	210,321	885,613	1,018,030	—
—	—	—	7,399,482	4,899,673	16,863,217
10,602,249	42,590,467	41,554,910	103,269,422	83,906,776	—
—	—	—	—	—	3,800,000
—	—	1,624,449	670,265	—	—
272,743	5,763,547	42,505,446	25,735,059	39,147,789	—
98,680	530,642	7,250,238	2,244,287	3,125,594	8,688
99,203	108,270	682,888	195,996	144,530	—
—	—	—	108,743	63,530	—
30,645	2,344,000	5,990,118	1,815,134	3,616	—
249,969,009	729,049,074	2,821,965,543	720,525,803	489,125,315	20,671,905

321,777	5,491,252	43,787,483	60,571,417	91,737,387	—
151,351	55,235	1,076,811	23,745	3,938	—
105,714	182,401	1,212,666	166,783	61,509	4,486
—	333,944	—	2,202	—	73
15,482	23,465	181,517	171,081	—	—
594,324	6,086,297	46,258,477	60,935,228	91,802,834	4,559
$249,374,685	$722,962,777	$2,775,707,066	$659,590,575	$397,322,481	$20,667,346

269,865,723	785,038,383	3,127,307,889	690,343,591	397,167,529	20,686,168
1,017,988	2,198,350	41,900,526	8,907,575	(694,199)	—
(33,317,527)	(106,856,887)	(601,821,450)	(73,324,542)	(11,515,768)	(18,822)

11,703,916	41,730,404	208,176,880	32,864,122	12,709,951	—
104,585	852,527	(172,437)	773,795	(345,032)	—
—	—	315,658	26,034	—	—
$249,374,685	$722,962,777	$2,775,707,066	$659,590,575	$397,322,481	$20,667,346

246,217,775	722,934,890	2,289,642,996	659,553,263	397,054,837	20,656,012
30,646,866	57,341,351	210,049,277	61,586,154	41,772,637	20,675,798
8.03	12.61	10.90	10.71	9.51	1.00

3,156,910	27,887	486,064,070	37,312	267,644	11,334
396,970	2,198	44,985,558	3,525	27,582	11,341
7.95	12.69	10.80	10.58	9.70	1.00

Statements of Operations For the period ended September 30, 2010	U.S. Equity Fund	S&P 500 Index Fund	Core Value Equity Fund

INVESTMENT INCOME

Income :
Dividend	$6,964,915	$1,093,260	$2,999,002
Interest	77,915	36,778	15,442
Interest from affiliated investments	3,398	260	473
Less : Foreign taxes withheld	(31,429)	—	(18,586)
Total income	7,014,799	1,130,298	2,996,331

Expenses :
Advisory and administration fees	1,601,155	80,624	526,916
Distribution fees Service Class	4,469	42,038	5,038
Trustees fees	14,298	1,135	3,896
Other expenses	(6)	18	3
Total expenses before waiver and reimbursement	1,619,916	123,815	535,853
Less: Expenses reimbursed by the adviser	(26,556)	(2,891)	(4,825)
Net expenses	1,593,360	120,924	531,028
Net investment income	5,421,439	1,009,374	2,465,303

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on :
Investments	(1,240,133)	(1,551,341)	6,869,528
Futures	(746,437)	58,609	(157,459)
Written options	—	—	—
Foreign currency related transactions	(1,545)	—	50
Increase (decrease) in unrealized appreciation/
(depreciation) on:
Investments	15,968,332	3,871,243	(245,967)
Futures	(25,941)	43,192	(5,428)
Written options	—	—	—
Foreign currency related transactions	(34)	—	—
Net realized and unrealized gain (loss) on investments	13,954,242	2,421,703	6,460,724
Net increase (decrease) in net assets resulting from operations	$19,375,681	$3,431,077	$8,926,027

See Notes to Financial Statements.

Premier Growth Equity Fund	Small-Cap Equity Fund	International Equity Fund	Strategic Investment Fund	Income Fund	Money Market Fund

$ 2,288,111	$7,252,955	$71,258,822	$7,290,788	$13,011	$—
64,189	279,964	56,515	6,359,203	14,707,416	60,949
1,786	10,983	13,861	23,939	16,359	—
—	(5,781)	(7,208,569)	(458,118)	—	—
2,354,086	7,538,121	64,120,629	13,215,812	14,736,786	60,949

964,651	6,025,557	14,708,490	2,191,405	842,633	55,194
7,843	65	1,343,356	718	649	26
8,422	18,852	72,152	18,699	12,116	993
21	—	175,984	17,410	295	—
980,937	6,044,474	16,299,982	2,228,232	855,693	56,213
(17,007)	(118,267)	(142,967)	(250,051)	(156,958)	(5,373)
963,930	5,926,207	16,157,015	1,978,181	698,735	50,840
1,390,156	1,611,914	47,963,614	11,237,631	14,038,051	10,109

(8,914,452)	21,649,547	(160,243,170)	(2,420,982)	15,635,870	(68)
393,984	1,796,351	3,152,299	937,125	(6,457,398)	—
—	33,516	—	—	—	—
—	—	(1,410,397)	(252,290)	(21,275)	—

22,087,926	59,289,600	178,433,062	30,075,333	10,116,603	—
99,120	841,457	(209,045)	877,130	63,618	—
—	33,034	—	—	—	—
—	—	204,109	21,328	10	—
13,666,578	83,643,505	19,926,858	29,237,644	19,337,428	(68)

$15,056,734	$85,255,419	$67,890,472	$40,475,275	$33,375,479	$10,041

Statements of Changes in Net Assets	U.S Equity Fund		S&P 500 Index Fund
	Year Ended 9/30/2010	Year Ended 9/30/2009	Year Ended 9/30/2010	Year Ended 9/30/2009

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investments income (loss)	$5,421,439	$6,033,896	$1,009,374	$1,268,214
Net realized gain (loss) on investments, futures, written options, foreign currency transactions	(1,988,115)	(80,521,809)	(1,492,732)	(20,972,392)
Net increase (decrease) in unrealized appreciation / (depreciation) on investments, futures, written options, foreign currency transactions	15,942,357	49,842,388	3,914,435	(963,507)
Net increase (decrease) from operations	19,375,681	(24,645,525)	3,431,077	(20,667,685)
Distributions to shareholders from:
Net investment income
Investment Class	(5,430,387)	(6,647,494)	(720,198)	(2,711,342)
Service Class	—	(230,360)	(16,458)	(21,495)
Net realized gains
Investment Class	—	—	—	—
Service Class	—	—	—	—
Total distributions	(5,430,387)	(6,877,854)	(736,656)	(2,732,837)
Increase (decrease) in net assets from operations and distributions	13,945,654	(31,523,379)	2,694,421	(23,400,522)
Share transactions:
Proceeds from sale of shares
Investment Class	12,279,458	25,998,134	2,670,740	15,103,880
Service Class	2,628,485	387,922	32,116,141	212,483
Value of distributions reinvested
Investment Class	5,070,386	6,200,321	656,025	2,711,307
Service Class	—	230,363	16,446	21,495
Cost of shares redeemed
Investment Class	(41,907,539)	(36,680,765)	(4,993,617)	(78,640,213)
Service Class	(173,501)	(17,289,338)	(2,924,984)	(283,384)
Net increase (decrease) from shares transactions	(22,102,711)	(21,153,363)	27,540,751	(60,874,432)
Total increase (decrease) in net assets	(8,157,057)	(52,676,742)	30,235,172	(84,274,954)

NET ASSETS
Beginning of period	432,219,916	484,896,658	36,271,326	120,546,280
End of period	$424,062,859	$432,219,916	$66,506,498	$36,271,326
Undistributed (distribution in excess of ) net investment income, end of period	$4,077,873	$4,087,770	$831,754	$561,541
CHANGES IN FUND SHARES
Investment Class:
Shares sold	1,184,145	2,839,945	249,366	1,680,511
Issued for distribution reinvested	481,061	810,499	61,831	334,317
Shares redeemed	(4,000,963)	(4,305,132)	(468,681)	(9,180,215)
Net increase (decrease) in fund shares	(2,335,757)	(654,688)	(157,484)	(7,165,387)
Service Class:
Shares sold	251,110	46,605	2,937,397	26,001
Issued for distribution reinvested	—	30,074	1,553	2,654
Shares redeemed	(16,444)	(2,138,297)	(274,047)	(33,188)
Net increase (decrease) in fund shares	234,666	(2,061,618)	2,664,903	(4,533)

See Notes to Financial Statements.

Core Value Equity Fund		Premier Growth Equity Fund		Small-Cap Equity Fund
Year Ended 9/30/2010	Year Ended 9/30/2009	Year Ended 9/30/2010	Year Ended 9/30/2009	Year Ended 9/30/2010	Year Ended 9/30/2009

$2,465,303	$2,076,082	$1,390,156	$1,912,481	$1,611,914	$2,211,782
6,712,119	(15,652,846)	(8,520,468)	(21,799,453)	23,479,414	(105,989,621)
(251,395)	15,623,856	22,187,046	8,519,673	60,164,091	48,898,066
8,926,027	2,047,092	15,056,734	(11,367,299)	85,255,419	(54,879,773)

(2,104,836)	(1,667,906)	(1,758,660)	(2,411,367)	(2,326,416)	(4,498,032)
(10,637)	(1,994)	(18,503)	(25,230)	—	(15)

—	(1,630,145)	—	(30,302,368)	—	—
—	(2,050)	—	(355,446)	—	—
(2,115,473)	(3,302,095)	(1,777,163)	(33,094,411)	(2,326,416)	(4,498,047)
6,810,554	(1,255,003)	13,279,571	(44,461,710)	82,929,003	(59,377,820)

11,206,256	28,596,412	22,461,446	32,281,602	88,223,957	102,165,957
2,402,888	613,169	290,532	551,533	—	—

1,725,613	2,371,134	1,710,442	32,418,061	2,307,974	4,357,921
10,637	4,044	18,503	380,675	—	15

(20,078,346)	(2,849,441)	(40,636,457)	(39,161,070)	(60,358,098)	(73,181,826)
(583,593)	(14,973)	(420,357)	(356,709)	(3,660)	(36,534)
(5,316,545)	28,720,345	(16,575,891)	26,114,092	30,170,173	33,305,533
1,494,009	27,465,342	(3,296,320)	(18,347,618)	113,099,175	(26,072,287)

122,579,062	95,113,720	252,671,005	271,018,623	609,863,602	635,935,889
$124,073,071	$122,579,062	$249,374,685	$252,671,005	$722,962,777	$609,863,602
$1,888,500	$1,538,620	$1,017,988	$1,404,995	$2,198,350	$1,350,046

1,273,901	4,158,907	2,812,505	5,079,868	7,435,602	11,239,513
191,310	345,647	216,238	5,970,395	199,998	525,051
(2,160,241)	(374,197)	(5,218,198)	(6,148,221)	(5,179,812)	(8,373,329)
(695,030)	4,130,357	(2,189,455)	4,902,042	2,455,788	3,391,235

264,703	80,242	37,035	86,057	—	—
1,185	590	2,360	70,626	—	2
(66,856)	(1,765)	(53,652)	(61,581)	(328)	(4,521)
199,032	79,067	(14,257)	95,102	(328)	(4,519)

Statements of Changes in Net Assets	International Equity Fund
	Year Ended 9/30/2010	Year Ended 9/30/2009

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investments income (loss)	$47,963,614	$42,580,847
Net realized gain (loss) on investments, futures, written options, foreign currency transactions	(158,501,268)	(430,333,360)
Net increase (decrease) in unrealized appreciation / (depreciation) on investments, futures, written options, foreign currency transactions	178,428,126	370,886,220
Net increase (decrease) from operations	67,890,472	(16,866,293)
Distributions to shareholders from :
Net investment income
Investment Class	(40,008,639)	(52,243,414)
Service Class	(10,143,710)	(6,954,843)
Net realized gains
Investment Class	—	(150,190,814)
Service Class	—	(20,724,850)
Total distributions	(50,152,349)	(230,113,921)
Increase (decrease) in net assets from operations and distributions	17,738,123	(246,980,214)
Share transactions :
Proceeds from sale of shares
Investment Class	473,234,383	523,930,032
Service Class	340,695,027	548,915,634
Value of distributions reinvested
Investment Class	38,974,541	198,181,078
Service Class	10,142,066	27,679,461
Cost of shares redeemed
Investment Class	(284,002,209)	(292,343,841)
Service Class	(405,714,584)	(120,982,329)
Net increase (decrease) from shares transactions	173,329,224	885,380,035
Total increase (decrease) in net assets	191,067,347	638,399,821

NET ASSETS
Beginning of period	2,584,639,719	1,946,239,898
End of period	$2,775,707,066	$2,584,639,719
Undistributed (distribution in excess of ) net investment income, end of period	$41,900,526	$44,564,727
CHANGES IN FUND SHARES
Investment Class:
Shares sold	46,608,385	55,655,447
Issued for distribution reinvested	3,572,369	23,044,311
Shares redeemed	(27,060,868)	(31,889,509)
Net increase (decrease) in fund shares	23,119,886	46,810,249
Service Class:
Shares sold	32,285,250	56,730,302
Issued for distribution reinvested	935,615	3,233,582
Shares redeemed	(38,720,219)	(13,473,774)
Net increase (decrease) in fund shares	(5,499,354)	46,490,110

See Notes to Financial Statements.

Strategic Investment Fund		Income Fund		Money Market Fund
Year Ended 9/30/2010	Year Ended 9/30/2009	Year Ended 9/30/2010	Year Ended 9/30/2009	Year Ended 9/30/2010	Year Ended 9/30/2009

$11,237,631	$9,624,268	$14,038,051	$13,871,882	$10,109	$250,965
(1,736,147)	(70,127,464)	9,157,197	(19,411,344)	(68)	2,630
30,973,791	58,132,413	10,180,231	24,743,436	—	—
40,475,275	(2,370,783)	33,375,479	19,203,974	10,041	253,595

(9,489,301)	(12,517,264)	(15,129,639)	(13,905,777)	(10,109)	(251,930)
(9,308)	(16,006)	(9,741)	(15,848)	—	(63)

—	(2,233,298)	—	(511,140)	—	—
—	(3,003)	—	(720)	—	—
(9,498,609)	(14,769,571)	(15,139,380)	(14,433,485)	(10,109)	(251,993)
30,976,666	(17,140,354)	18,236,099	4,770,489	(68)	1,602

104,290,097	120,062,550	47,889,651	63,969,386	18,435,351	46,224,352
2,000	15,450	112,090	53,501	—	—

9,487,836	14,750,562	15,066,623	14,231,267	10,061	252,218
9,308	19,009	9,725	16,298	—	63

(55,267,189)	(70,012,818)	(45,018,349)	(46,461,274)	(28,829,299)	(44,508,953)
(615,714)	(84,621)	(143,251)	(246,748)	—	—
57,906,338	64,750,132	17,916,489	31,562,430	(10,383,887)	1,967,680
88,883,004	47,609,778	36,152,588	36,332,919	(10,383,955)	1,969,282

570,707,571	523,097,793	361,169,893	324,836,974	31,051,301	29,082,019
$659,590,575	$570,707,571	$397,322,481	$361,169,893	$20,667,346	$31,051,301
$8,907,575	$7,247,050	$(694,199)	$476,074	$—	$—

10,038,584	13,049,918	5,193,338	7,265,119	18,435,351	46,224,352
919,364	1,743,565	1,627,842	1,626,988	10,061	252,217
(5,358,994)	(7,998,513)	(4,887,372)	(5,354,437)	(28,829,299)	(44,508,953)
5,598,954	6,794,970	1,933,808	3,537,670	(10,383,887)	1,967,616

192	1,678	11,845	6,019	—	—
906	2,255	1,029	1,830	—	62
(60,463)	(8,670)	(15,115)	(27,622)	—	—
(59,365)	(4,737)	(2,241)	(19,773)	—	62

Notes to Financial Statements	September 30, 2010

1. Organization of the Funds

GE Institutional Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. The Trust was organized as a Delaware business trust on May 23, 1997, and is authorized to issue an unlimited number of shares. It currently comprises eleven investment funds (each a “Fund” and collectively the “Funds”) although only the following nine are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Core Value Equity Fund, Premier Growth Equity Fund, Small-Cap Equity Fund, International Equity Fund, Strategic Investment Fund, Income Fund and Money Market Fund. The Funds presently offer two classes of shares — the Investment Class and the Service Class. The Trust expects that most of the time, each Fund will have relatively few shareholders (as compared with most mutual funds), but that these shareholders will invest substantial amounts in a Fund (minimum initial investment requirements are described in the current prospectus of the Funds).

2. Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued, have been evaluated in the preparation of the financial statements.

The following summarizes the significant accounting policies of the Trust:

Securities Valuation and Transactions.  All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

Each Fund’s income, expenses (other than distribution fees) and realized and unrealized gains and losses are allocated proportionally each day among the share classes based upon the relative net assets of each class.

Repurchase Agreements  Some of the Funds engage in repurchase agreement transactions with respect to instruments that are consistent with the Fund’s investment objectives or policies. The Funds’ custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. The Funds value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% for domestic securities and 105% international securities of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

Security Lending  Each of the Funds may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Funds continue to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, a Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. A Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Funds may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

GEAM administers the security lending program for the Income Fund. The security lending fee is based on the number and duration of the lending transactions. For the period ended September 30, 2010, the Income Fund did not participate in the securities lending program and no fees were paid to GEAM during the period.

Foreign Currency  Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other

Notes to Financial Statements	September 30, 2010

assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

All assets and liabilities of the Funds initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuter exchange rate computed at 11:00 a.m., Eastern time.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of foreign securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities (including foreign currencies and open foreign currency contracts) as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

Derivatives  The Funds are subject to equity price risk, interest rate risk, credit risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds entered into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions, and for managing the duration of fixed-income investments.

Futures Contracts  A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Certain Funds invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Funds invest in futures contracts to manage their exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase a Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument, or hedge other Fund investments. A Fund will not enter into a transaction involving futures for speculative purposes. With futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. A Fund’s risks in using these contracts include changes in the value of the underlying instruments, non- performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuation in the fair value of the underlying security. The Funds record an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Funds recognize a realized gain or loss on the expiration or closing of a futures contract.

Options  Certain Funds purchase and write options, subject to certain limitations. The Funds invest in options contracts to manage their exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase a Fund’s exposure to the underlying instrument while buying puts and writing calls tend to decrease a Fund’s exposure to the underlying instrument, or economically hedge other Fund investments. A Fund will not enter into a transaction involving options for speculative purposes. A Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the

Notes to Financial Statements	September 30, 2010

secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. When a Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

When-Issued Securities and Forward Commitments Certain Funds purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled a month or more after entering into the transaction. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the commitments. In connection with such purchases, the Funds maintain cash or liquid assets in an amount equal to the purchase commitments for such underlying securities until settlement date and for sales commitments the Funds maintain equivalent deliverable securities as “cover” for the transaction. Unsettled commitments are valued at the current market value of the underlying security. Daily fluctuations in the value of such commitments are recorded as unrealized gains or losses. The Funds will not enter into such commitments for the purpose of investment leverage.

Forward Foreign Currency Exchange Contracts  Certain Funds enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Funds’ currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Funds’ financial statements. Such amounts appear under the caption Forward Foreign Currency Contracts in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Funds’ risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts’ terms. When a Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund’s total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities are segregated so that the value of the account will equal the amount of the Fund’s commitment with respect to the contract.

Investments in Foreign Markets  Investments in foreign markets involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, restrictions on repatriation of income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Funds may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

Investment Income  Corporate actions (including cash dividends) are recorded on ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis.

Accretion of discounts and amortization premiums on taxable bonds are to the call or maturity date, whichever is shorter, using the effective yield method. Withholding taxes in foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Notes to Financial Statements	September 30, 2010

Expenses  The Funds pay a “unitary fee” to GEAM equivalent to the Funds’ advisory and administration fee. This fee includes any normal operating expenses payable by the Funds, except for fees paid to the Trust’s independent Trustees, distribution and shareholder servicing fees, brokerage fees and fees that are not normal operating expenses of the Funds (such as extraordinary expenses, interest and taxes).

3. Securities Valuation

The Funds utilize various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1 - Quoted prices for identical investments in active markets.

Level 2 - Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 - Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement  The following section describes the valuation methodologies the Funds use to measure different financial investments at fair value.

A Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sales price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price, Level 1 securities primarily include publicly-traded equity securities which may not necessarily represent the last sale price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In those circumstances the Fund classifies the investment securities in Level 2.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid as reported by an independent pricing service. Municipal obligations are valued at the quoted bid prices, when available. The pricing vendor uses various pricing models for each asset class that are consistent with what other market participants would use. The inputs and assumptions to the model of the pricing vendor are derived from market observable sources including: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and other market related data. Since many fixed income securities do not trade on a daily basis, the methodology of the pricing vendor uses available information as applicable such as benchmark curves, benchmarking of like securities, sector groupings, and matrix pricing. The pricing vendor considers all available market observable inputs in determining the evaluation for a security. Thus, certain securities may not be priced using quoted prices, but rather determined from market observable information. These investments are included in Level 2 and primarily comprise our portfolio of corporate fixed income, government, mortgage and asset-backed securities.

In the absence of a reliable price from such a pricing service, debt securities may be valued based on dealer supplied valuations or quotations. In these infrequent circumstances, pricing vendors may provide the Funds with valuations that are based on significant unobservable inputs, and in those circumstances we classify the investment securities in Level 3.

Notes to Financial Statements	September 30, 2010

The Funds use non-binding broker quotes as the primary basis for valuation when there is limited, or no, relevant market activity for a specific investment or for other investments that share similar characteristics. The Funds have not adjusted the prices obtained. Investment securities priced using non-binding broker quotes are included in Level 3. As is the case with the primary pricing vendor, third-party brokers do not provide access to their proprietary valuation models, inputs and assumptions. Accordingly, GEAM conducts internal reviews of pricing for all such investment securities periodically to ensure reasonableness of valuations used in the Funds‘ financial statements. These reviews are designed to identify prices that appear stale, those that have changed significantly from prior valuations, and other anomalies that may indicate that a price may not be accurate. Based on the information available, GEAM believes that the fair values provided by the brokers are representative of prices that would be received to sell the assets at the measurement date (exit prices).

All portfolio securities of the Money Market Fund and any short-term securities of sufficient credit quality held by any other Fund with remaining maturities of sixty days or less at the time of purchase are valued on the basis of amortized cost which approximates market value and these are included in Level 2.

A Fund’s written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last reported bid price and those are also included in Level 2.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Funds’ Board of Trustees that are designed to establish its “fair” value. These securities would be classified in Level 3. Those procedures require that the fair value of a security be established by the fair valuation committee. The fair valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of any Fund in the appropriate circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security’s primary market and before the close of regular trading on the NYSE. In these circumstances the Fund classifies the investment securities in Level 2. This independent fair value pricing service uses a model to identify affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price.

Portfolio securities may be valued using techniques other than market quotations, under the circumstances described above. The value established for a portfolio security may be different than what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Funds could sell a portfolio security for the value established for it at any time and it is possible that the Funds would incur a loss because a portfolio security is sold at a discount to its established value.

Other financial investments are derivative instruments that are not reflected in Total Investments, such as futures, forwards, swaps, and written options contracts, which are valued based on fair value as discussed above.

The Funds use closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. Fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Fund’s NAV.

Notes to Financial Statements	September 30, 2010

The following table presents each Fund's investments measured at fair value on a recurring basis at September 30, 2010:

Fund	Investments	Level 1	Level 2	Level 3	Total

U.S. Equity Fund	Investments in Securities
	Common Stock	$411,794,185	$—	$—	$411,794,185
	Exchanged Traded Funds	7,286,505	—	—	7,286,505
	Other Investments	—	74,934	—	74,934
	Short-Term Investments	4,650,845	—	—	4,650,845

	Total Investments in Securities	$423,731,535	$74,934	$—	$423,806,469

	Other Financial Instruments
	Futures Contracts — Unrealized Depreciation	$(21,540)	$—	$—	$(21,540)

S&P 500 Index Fund	Investments in Securities
	Common Stock	$65,018,174	$—	$—	$65,018,174
	Other Investments	—	28,021	—	28,021
	Short-Term Investments	1,254,543	118,996	—	1,373,539

	Total Investments in Securities	$66,272,717	$147,017	$—	$66,419,734

	Other Financial Instruments
	Futures Contracts — Unrealized Appreciation	$54,930	$—	$—	$54,930

Core Value Equity Fund	Investments in Securities
	Common Stock	$120,950,057	$—	$—	$120,950,057
	Exchanged Traded Funds	2,093,372	—	—	2,093,372
	Other Investments	—	20,119	—	20,119
	Short-Term Investments	1,319,452	—	—	1,319,452

	Total Investments in Securities	$124,362,881	$20,119	$—	$124,383,000

	Other Financial Instruments
	Futures Contracts — Unrealized Appreciation	$10,547	$—	$—	$10,547

Premier Growth Equity	Investments in Securities
Fund	Common Stock	$238,721,190	$—	$—	$238,721,190
	Other Investments	—	144,299	—	144,299
	Short-Term Investments	10,602,249	—	—	10,602,249

	Total Investments in Securities	$249,323,439	$144,299	$—	$249,467,738

	Other Financial Instruments
	Futures Contracts — Unrealized Appreciation	$104,585	$—	$—	$104,585

Notes to Financial Statements	September 30, 2010

Fund	Investments	Level 1	Level 2	Level 3	Total

Small-Cap Equity	Investments in Securities
Fund	Common Stock	$677,636,942	$—	$—	$677,636,942
	Other Investments	—	75,206	—	75,206
	Short-Term Investments	42,590,467	—	—	42,590,467

	Total Investments in Securities	$720,227,409	$75,206	$—	$720,302,615

	Other Financial Instruments
	Futures Contracts — Unrealized Appreciation	$852,527	$—	$—	$852,527

International Equity	Investments in Securities
Fund	Common Stock	$2,668,512,148	$—	$—	$2,668,512,148
	Preferred Stock	53,635,025	$—	—	53,635,025
	Other Investments	—	210,321	—	210,321
	Short-Term Investments	41,554,910	—	—	41,554,910

	Total Investments in Securities	$2,763,702,083	$210,321	$—	$2,763,912,404

	Other Financial Instruments
	Futures Contracts — Unrealized Depreciation	$(172,437)	$—	$—	$(172,437)

Strategic Investment	Investments in Securities
Fund	Domestic Equity	$206,430,184	$—	$—	$206,430,184
	Foreign Equity	178,514,932	—	—	178,514,932
	U.S. Treasuries	—	21,864,780	—	21,864,780
	Agency Mortgage Backed	—	66,415,183	—	66,415,183
	Agency CMOs	—	2,631,404	151,414	2,782,818
	Asset Backed	—	4,014,337	—	4,014,337
	Corporate Notes	—	69,623,161	—	69,623,161
	Non-Agency CMOs	—	15,723,555	5,297	15,728,852
	Sovereign Bonds	—	4,193,440	—	4,193,440
	Municipal Notes and Bonds	—	826,336	—	826,336
	Exchange Traded Funds	2,739,683	—	—	2,739,683
	Preferred Stock	5,068,096	—	—	5,068,096
	Other Investments	—	885,613	—	885,613
	Short-Term Investments	103,269,422	7,399,482	—	110,668,904

	Total Investments in Securities	$496,022,317	$193,577,291	$156,711	$689,756,319

	Other Financial Instruments
	Futures Contracts — Unrealized Appreciation	$1,125,973	$—	$—	$1,125,973
	Futures Contracts — Unrealized Depreciation	(352,178)	—	—	(352,178)

	Total Other Financial Instruments	$773,795	$—	$—	$773,795

Notes to Financial Statements	September 30, 2010

Fund	Investments	Level 1	Level 2	Level 3	Total

Income Fund	Investments in Securities
	U.S. Treasuries	$—	$47,238,845	$—	$47,238,845
	Agency Mortgage Backed	—	125,166,391	—	125,466,391
	Agency CMOs	—	6,346,243	515,123	6,861,366
	Asset Backed	—	7,870,361	113,943	7,984,304
	Corporate Notes	—	128,889,388	—	128,889,388
	Non-Agency CMOs	—	28,731,830	130,991	28,862,821
	Sovereign Bonds	—	9,121,905	—	9,121,905
	Municipal Notes and Bonds	—	2,298,882	—	2,298,882
	Preferred Stock	391,875	—	—	391,875
	Other Investments	—	1,018,030	—	1,018,030
	Short-Term Investments	83,906,776	4,899,673	—	88,806,449

	Total Investments in Securities	$84,298,651	$361,581,548	$760,057	$446,640,256

	Other Financial Instruments
	Futures Contracts — Unrealized Appreciation	$305,073	$—	$—	$305,073
	Futures Contracts — Unrealized Depreciation	(650,105)	—	—	(650,105)

	Total Other Financial Instruments	$(345,032)	$—	$—	$(345,032)

Money Market Fund	Short-Term Investments
	U.S. Treasury	$—	$551,910	$—	$551,910
	U.S. Government Agency and Related	—	3,553,667	—	3,553,667
	Foreign Agency	—	202,020	—	202,020
	Commercial Paper	—	4,998,406	—	4,998,406
	Repurchase Agreements	—	3,800,000	—	3,800,000
	Certificates of Deposit	—	6,800,104	—	6,800,104
	Corporate Notes	—	350,401	—	350,401
	Supranationals	—	250,000	—	250,000
	Time Deposit	—	156,709	—	156,709

	Total Short-Term Investments	$—	$20,663,217	$—	$20,663,217

Notes to Financial Statements	September 30, 2010

The following table presents the changes in Level 3 investments measured on a recurring basis for the period ended September 30, 2010, within Strategic Investment Fund

Strategic Investment Fund	Agency CMOs	Corporate Notes	Non-Agency CMOs	Total
Balance at 09/30/09	$251,546	$634,187	$15,455	$901,188
Accrued discounts/premiums	(57,783)	(1,738)	—	(59,521)
Realized gain (loss)	(24,673)	(1,106)	(128,744)	(154,523)
Change in unrealized gain (loss)	32,764	59,967	136,158	228,889
Net purchases (sales)	(230,141)	(316,978)	(15,245)	(562,364)
Net transfers in and out of Level 3	179,701	(374,332)	(2,327)	(196,958)

Balance at 09/30/10	$151,414	$—	$5,297	$156,711

Change in unrealized appreciation on securities held at 09/30/10	$17,931	$—	$57,108	$75,039

The following table presents the changes in Level 3 investments measured on a recurring basis for the period ended September 30, 2010, within Income Fund

Income Fund	Agency CMOs	Asset Backed	Corporate Notes	Non-Agency CMOs	Total
Balance at 09/30/09	$590,295	$176,238	$1,358,795	$228,850	$2,354,178
Accrued discounts/premiums	(377,012)	—	(5,183)	—	(382,195)
Realized gain (loss)	(329,631)	—	(22,443)	(641,717)	(993,791)
Change in unrealized gain (loss)	567,858	65,497	219,440	785,317	1,638,112
Net purchases (sales)	(10,276)	(127,792)	(833,916)	(226,332)	(1,198,316)
Net transfers in and out of Level 3	73,889	—	(716,693)	(15,127)	(657,931)

Balance at 09/30/10	$515,123	$113,943	$—	$130,991	$760,057

Change in unrealized appreciation on securities held at 09/30/10	$567,206	$65,497	$—	$74,273	$706,976

Transfers in and out of Level 3 are considered to occur at the beginning of the period.

Notes to Financial Statements	September 30, 2010

4. Derivatives Transactions

Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure, as they appear on the Statement of Assets and Liabilities, all of which are not accounted for as hedging instruments under FASB Accounting Standards Codification (“ASC”) No. 815 Derivatives and Hedging.

	Asset Derivatives September 30, 2010			Liability Derivatives September 30, 2010
Fund/Contracts	Location	Fair Value ($)		Location	Fair Value ($)
GE Institutional U.S. Equity Fund
Equity Contracts	Receivables, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	—		Liabilities, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	(21,540	)*
GE Institutional S&P 500 Index Fund
Equity Contracts	Receivables, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	54,930	*	Liabilities, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures
GE Institutional Core Value Equity Fund
Equity Contracts	Receivables, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	10,547	*	Liabilities, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures
GE Institutional Premier Growth Equity Fund
Equity Contracts	Receivables, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	104,585	*	Liabilities, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures
GE Institutional Small-Cap Equity Fund
Equity Contracts	Receivables, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	852,527	*	Liabilities, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures
GE Institutional International Equity Fund
Equity Contracts	Receivables, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures			Liabilities, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	(172,437	)*
GE Institutional Strategic Investment Fund
Equity Contracts	Receivables, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	1,022,615	*	Liabilities, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	(85,731	)*
Interest Rate Contracts	Receivables, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	150,663	*	Liabilities, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	(313,752	)*
GE Institutional Income Fund
Interest Rate Contracts	Receivables, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures			Liabilities, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	(345,032	)*

*	Includes cumulative unrealized appreciation/(depreciation) of futures contracts as reported in the Schedule of Investments and within the components of the net assets section of the Statements of Assets and Liabilities. Only the current day’s variation margin is reported within the receivables and/or payables of the Statements of Assets and Liabilities.

Notes to Financial Statements	September 30, 2010

Shown below are the effects of derivative instruments on the Funds’ Statements of Operations, summarized by primary risk exposure all of which are not accounted for as hedging instruments under ASC 815.

Fund/Contracts	Location	Notional Amount of Contracts Purchased/(Sold) ($)	Realized Gain or (Loss)	Change in Unrealized Appreciation/ (Depreciation)
U.S. Equity Fund
Equity Contracts	Realized gain/(loss), Increase/(decrease) in unrealized appreciation/(depreciation) on Futures	34,580,833/(39,248,726)	(746,437)	(25,941)
S&P 500 Index Fund
Equity Contracts	Realized gain/(loss), Increase/ (decrease) in unrealized appreciation/(depreciation) on Futures	5,811,403/(5,992,833)	58,609	43,192
Core Value Equity Fund
Equity Contracts	Realized gain/(loss), Increase/(decrease) in unrealized appreciation/(depreciation) on Futures	11,154,956/(12,310,547)	(157,459)	(5,428)
Premier Growth Equity Fund
Equity Contracts	Realized gain/(loss), Increase/ (decrease) in unrealized appreciation/(depreciation) on Futures	48,286,227/(46,837,406)	393,984	99,120
Small-Cap Equity Fund
Equity Contracts	Realized gain/(loss), Increase/(decrease) in unrealized appreciation/(depreciation) on Futures	158,723,808/(143,722,623)	1,796,351	841,457
Written Options	Realized gain/(loss) options, Increase/(decrease) in unrealized appreciation/ (depreciation) on options	*	33,516	33,034
International Equity Fund
Equity Contracts	Realized gain/(loss), Increase/(decrease) in unrealized appreciation/(depreciation) on Futures	526,623,345/(479,427,665)	3,152,299	(209,045)
Strategic Investment Fund
Equity Contracts	Realized gain/(loss), Increase/(decrease) in unrealized appreciation/(depreciation) on Futures	260,697,957/(203,936,687)	4,014,329	818,625
Interest Rate Contracts	Realized gain/(loss), Increase/(decrease) in unrealized appreciation/(depreciation) on Futures	497,358,242/(663,682,306,053)	(3,077,204)	58,505
Income Fund
Interest Rate Contracts	Realized gain/(loss), Increase/ (decrease) in unrealized appreciation/(depreciation) on Futures	1,041,149,048/(1,668,639,457,286)	(6,457,398)	63,618

*	Please see Note 8.

Notes to Financial Statements	September 30, 2010

5. Line of Credit

The Trust (excluding the S&P 500 Index Fund) shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company (“State Street”). The current revolving credit facility requires the payment of a commitment fee equal to 0.15% per annum on the daily unused portion of the credit facility, payable quarterly by GEAM and included in the “unitary fee” paid by the Funds. In addition, the Trust has a $100 million uncommited, unsecured line of credit with State Street.

Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points (0.50%) and would be borne by the borrowing Fund. The maximum borrowing allowed by any one Fund is the lesser of (i) its prospectus limitation or (ii) 20% of its net assets. The credit facilities were not utilized by the Trust during the period ended September 30, 2010.

6. Fees and Compensation Paid to Affiliates

Advisory and Administration Fees paid to GEAM, a wholly-owned subsidiary of General Electric Company, for investment advisory and administrative services is paid monthly based on the average daily net assets of each Fund. The advisory and administrative fee is stated in the following schedule:

Fund	Average Daily Net Assets of Fund	Advisory and Administration Fees
U.S. Equity Fund	First $25 million	0.55%
Core Value Equity Fund	Next $25 million	0.45%
Premier Growth Equity Fund	Over $50 million	0.35%
S&P 500 Index Fund	All Assets	0.15%
Small-Cap Equity Fund	First $250 million	0.95%
	Next $250 million	0.90%
	Over $500 million	0.85%
International Equity Fund	First $25 million	0.75%
	Next $50 million	0.65%
	Over $75 million	0.55%
Strategic Investment Fund	First $25 million	0.45%
	Next $25 million	0.40%
	Over $50 million	0.35%
Income Fund	First $25 million	0.35%
	Next $25 million	0.30%
	Next $50 million	0.25%
	Over $100 million	0.20%
Money Market Fund	First $25 million	0.25%
	Next $25 million	0.20%
	Next $50 million	0.15%
	Over $100 million	0.10%

Distribution and Shareholder Servicing Fees  The Funds have adopted a Shareholder Servicing and Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund. Each Fund pays GE Investment Distributors, Inc. (“GEID”), a wholly-owned subsidiary of GEAM and the Funds’ principal underwriter, a monthly fee for distribution and/or shareholder services provided, at an annual rate of the average daily net assets attributable to each applicable class of shares. The annual rate applicable is 0.25% for Service Class shares. Currently, Investment Class shares are not subject to a 12b-1 fee.

Notes to Financial Statements	September 30, 2010

Trustee Compensation  The Funds pay no compensation to their Trustees who are officers or employees of GEAM or its affiliates. Trustees who are not such officers or employees also serve in a similar capacity for other Funds advised by GEAM. Compensation paid to unaffiliated Trustees is reflected on the Statement of Operations. These fees are allocated pro rata across funds and share classes served by the Trustees and are based upon the relative net assets of each Fund. (For additional information about Trustees compensation please refer to the Statement of Additional Information).

7. Sub-Advisory Fees

For certain Funds that have retained sub-advisers to manage all or a portion of the respective Fund’s assets, GEAM pays each sub-adviser an investment sub-advisory fee out of the management fee that it receives from the respective Fund. The investment sub-advisory fee is paid by GEAM monthly and is based upon the average daily net assets of the respective Fund’s assets that are allocated to and managed by the sub-adviser. Each such sub-adviser is responsible for the day-to-day management of those assets of the Fund that is allocated to the sub-adviser, including the responsibility for making decisions to buy, sell or hold a particular security with respect to those assets. For their services, GEAM pays an investment sub-advisory fee to each of Palisade Capital Management, L.L.C. (Palisade), Champlain Investment Partners, LLC (Champlain), GlobeFlex Capital, LP (GlobeFlex), SouthernSun Asset Management, Inc. (SouthernSun) and Kennedy Capital Management, Inc. sub-advisers to the Small-Cap Equity Fund, and SSgA Funds Management, Inc. (“SSgA FM”), sub-adviser to the S&P 500 Index Fund.

8. Investment Transactions

Purchases and Sales of Securities  The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended September 30, 2010, were as follows:

	U.S. Government Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
U.S. Equity Fund	$—	$—	$172,028,244	$191,180,369
S&P 500 Index Fund	—	—	33,728,866	6,519,602
Core Value Equity Fund	—	—	70,833,579	73,904,108
Premier Growth Equity Fund	—	—	51,204,166	70,632,832
Small-Cap Equity Fund	—	—	310,864,108	279,891,157
International Equity Fund	—	—	1,253,373,427	1,263,395,418
Strategic Investment Fund	490,625,413	461,050,839	352,061,583	343,829,176
Income Fund	967,755,853	936,814,366	379,752,631	327,804,356

Options  During the period ended September 30, 2010, option contracts activity was as follows:

	GE Institutional Small-Cap Equity Fund
	Number of Contracts	Premium
Balance as of September 30, 2009	121	$33,516
Written
Closed and expired	(121)	(33,516)
Balance as of September 30, 2010	—	$—

Notes to Financial Statements	September 30, 2010

9. Income Taxes

The Funds intend to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of their taxable net investment income, tax-exempt income, and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

The Funds are subject to ASC 740, Income Taxes. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s activities during the year. ASC 740 also provides guidance regarding how certain uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to the Funds’ net assets required under ASC 740. The Funds’ 2007, 2008, 2009 and 2010 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities.

At September 30, 2010, information on the tax cost of investments and distributable earnings on a tax basis is as follows:

	Cost on Tax Basis	Gross Unrealized Tax		Net Tax Appreciation/ (Depreciation)		Undistributed Income	Undistributed Accum. Capital Loss	Post October Losses
Fund		Appreciation	Depreciation	Investments	Currency
U.S. Equity	$408,940,396	$42,489,889	$(27,623,816)	$14,866,073	$405	$4,089,879	$(76,699,196)	$(5,946,374)
S&P 500 Index	73,432,740	3,182,148	(10,195,154)	(7,013,006)	0	831,090	(29,825,833)	(961,770)
Core Value Equity	113,664,076	14,282,505	(3,563,581)	10,718,924	0	1,890,610	(7,762,515)	0
Premier Growth Equity	245,227,704	29,352,870	(25,112,836)	4,240,034	(1)	1,031,182	(19,263,231)	(6,499,022)
Small-Cap Equity	681,384,743	87,177,680	(48,259,808)	38,917,872	(1)	702,496	(101,695,973)	0
International Equity	2,665,461,065	303,832,575	(205,381,236)	98,451,339	157,144	41,942,373	(344,334,519)	(147,817,160)
Strategic Investment	667,699,274	52,204,635	(30,147,590)	22,057,045	(2,946)	9,124,272	(59,916,559)	(2,014,828)
Income	435,646,005	16,081,790	(5,087,539)	10,994,251	0	525,155	(8,717,166)	(2,647,288)
Money Market	20,663,217	0	0	0	0	0	(18,822)	0

Notes to Financial Statements	September 30, 2010

As of September 30, 2010, the following Funds have capital loss carryovers as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income:

Fund	Amount	Expires
U.S. Equity Fund	$11,263,750	09/30/17
	65,435,446	09/30/18
S&P 500 Index Fund	2,892,926	09/30/11
	4,879,386	09/30/12
	71,496	09/30/17
	21,982,025	09/30/18
Core Value Equity Fund	1,912,696	09/30/17
	5,849,819	09/30/18
Premier Growth Equity Fund	4,283,713	09/30/17
	14,979,518	09/30/18
Small-Cap Equity Fund	4,015,000	09/30/16
	45,208,141	09/30/17
	52,472,832	09/30/18
International Equity Fund	53,570,899	09/30/17
	290,763,620	09/30/18
Strategic Investment Fund	9,578,058	09/30/17
	50,338,501	09/30/18
Income Fund	2,459,545	09/30/17
	6,257,621	09/30/18
Money Market Fund	90	09/30/11
	18,664	09/30/17
	68	09/30/18

Any net capital and currency losses incurred after October 31, within each Fund’s tax year, are deemed to arise on the first day of the Fund’s next tax year if the Fund so elects to defer such losses. The Funds elected to defer losses incurred after October 31, 2010 as follows:

Fund	Capital	Currency
U.S. Equity Fund	$5,944,295	$2,079
S&P 500 Index Fund	961,770	0
Core Value Equity Fund	0	0
Premier Growth Equity Fund	6,499,022	0
Small-Cap Equity Fund	0	0
International Equity Fund	147,817,160	0
Strategic Investment Fund	1,863,508	151,320
Income Fund	2,580,332	66,956
Money Market Fund	0	0

Notes to Financial Statements	September 30, 2010

Distributions to Shareholders  The Income Fund and Money Market Fund declare investment income dividends daily and pay them monthly. All other Funds declare and pay dividends from net investment income annually. All Funds declare and pay distributions annually of net realized capital gains in excess of capital loss carryforwards. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) treatment of realized and unrealized gains and losses on forward foreign currency exchange contracts, paydown gains and losses on mortgage-backed securities, investments organized as partnerships for tax purposes, foreign taxes payable, investments in futures and options, losses deferred to offsetting positions, and losses deferred due to wash sale transactions.

The tax character of distributions paid during the years ended September 30, 2010 and September 30, 2009 was as follows:

	Year ended September 30, 2010		Year ended September 30, 2009
Fund	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
U.S. Equity Fund	$5,430,387	$—	$6,877,854	$—
S&P 500 Index Fund	736,656	—	2,732,837	—
Core Value Equity Fund	2,115,473	—	1,669,948	1,632,147
Premier Growth Equity Fund	1,777,163	—	3,477,135	29,617,276
Small-Cap Equity Fund	2,326,416	—	4,498,047	—
International Equity Fund	50,152,349	—	59,198,231	170,915,690
Strategic Investment Fund	9,498,609	—	12,531,119	2,238,452
Income Fund	15,139,380	—	14,433,485	—
Money Market Fund	10,109	—	251,993	—

Reclassifications are made to the Funds’ capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or net asset value of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

Fund	Undistributed Net Investment Income	Accumulated Net Realized Loss
U.S. Equity Fund	$(949)	$949
S&P 500 Index Fund	(2,505)	2,505
Core Value Equity Fund	50	(50)
Premier Growth Equity Fund	—	—
Small-Cap Equity Fund	—	—
International Equity Fund	(475,466)	475,466
Strategic Investment Fund	(78,497)	78,497
Income Fund	(68,944)	68,944
Money Market Fund	—	—

Notes to Financial Statements	September 30, 2010

10. Beneficial Interest

The number of shareholders each owning 5% or more of a Fund are listed below. The total percentage of a Fund held by such shareholders as well as the percentage of a Fund held by certain direct and indirect wholly-owned subsidiaries of General Electric Company and their respective investment plans or benefits (“GE Affiliates”) at September 30, 2010 were:

	5% or Greater Shareholders
Fund	Number	% of Fund Held	% of Fund Held by GE Affiliates*
U.S. Equity Fund	5	71%	42%
S&P 500 Index Fund	4	75%	0%
Core Value Equity Fund	6	89%	8%
Premier Growth Equity Fund	5	66%	0%
Small-Cap Equity Fund	1	91%	91%
International Equity Fund	3	65%	41%
Strategic Investment Fund	2	78%	78%
Income Fund	4	78%	58%
Money Market Fund	5	94%	24%

Investment activities of these shareholders could have a material impact on these Funds.

*	Included in the 5% or Greater Shareholders percentage.

Report of Independent Registered Public Accounting Firm

Board of Trustees and Shareholders

GE Institutional Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the U.S. Equity Fund, S&P 500 Index Fund, Core Value Equity Fund, Premier Growth Equity Fund, Small-Cap Equity Fund, International Equity Fund, Strategic Investment Fund, Income Fund, and Money Market Fund, each a series of GE Institutional Funds (collectively, the “Funds”), as of September 30, 2010 and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2010 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the U.S. Equity Fund, S&P 500 Index Fund, Core Value Equity Fund, Premier Growth Equity Fund, Small-Cap Equity Fund, International Equity Fund, Strategic Investment Fund, Income Fund, and Money Market Fund as of September 30, 2010, the results of their operations, changes in their net assets and financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 24, 2010

TAX INFORMATION	(unaudited)

For the year ended September 30, 2010

The following funds intend to make an election under Internal Revenue Code Section 853. The election will allow shareholders to treat their attributable share of foreign taxes paid by the Funds to be paid by them directly. For the fiscal year ended September 30, 2010, the total amount of income received by the Funds from sources within foreign countries and possessions of the United States and the total amount of taxes paid by the Funds follows:

	Total Foreign Source Income	Total Foreign Taxes Paid
GE Institutional Funds — International Equity Fund	$71,258,822	$7,174,847

For the fiscal year ended September 30, 2010, certain dividends paid by the fund may be subject to a maximum income tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The following represent the amounts that may be considered qualified dividend income (“QDI”):

Fund	QDI
GE Institutional Funds — U.S. Equity Fund	$5,430,027
GE Institutional Funds — S&P 500 Index Fund	$724,706
GE Institutional Funds — Core Value Equity Fund	$2,115,473
GE Institutional Funds — Small-Cap Equity Fund	$2,326,416
GE Institutional Funds — Premier Growth Equity Fund	$1,777,163
GE Institutional Funds — International Equity Fund	$50,152,349
GE Institutional Funds — Strategic Investment Fund	$5,106,297

For corporate shareholders the following represent the percentages of respective fund distributions that may be eligible for the dividends received deduction (“DRD”):

Fund name	DRD
GE Institutional Funds — U.S. Equity Fund	100.00%
GE Institutional Funds — S&P 500 Index Fund	98.18%
GE Institutional Funds — Core Value Equity Fund	100.00%
GE Institutional Funds — Small-Cap Equity Fund	100.00%
GE Institutional Funds — Premier Growth Equity Fund	100.00%
GE Institutional Funds — Strategic Investment Fund	21.20%

The amounts presented herein may differ from amounts presented elsewhere in the financial statements due to differences between tax and financial accounting principles. Please consult a tax advisor if you have any questions about Federal or State income tax laws or on how to prepare your tax returns. If you have specific questions about your Fund account, please consult your investment representative or call 1-800-242-0134.

Advisory Agreement Approval	(unaudited)

Approval of a New Sub-Advisory Agreement with SouthernSun Asset Management, LLC by the Board and the Independent Board Members

At a special meeting held on July 30, 2010, the Board of Directors of the GE Institutional Funds (the Board”), including the independent Board members, considered and unanimously approved a proposal by GE Asset Management Incorporated (“GEAM”) to approve a new sub-advisory agreement (the “SouthernSun Agreement”) with SouthernSun Asset Management, LLC (“SouthernSun”), thereby allowing SouthernSun to continue to provide sub-advisory services with respect to a portion of the Small-Cap Equity Fund’s (the “Fund”) assets, a series of GE Institutional Funds (the “Trust”). SouthernSun Asset Management, Inc. (“SouthernSun Inc.”), the predecessor to SouthernSun, has served as one of the Fund’s investment sub-advisers with respect to a portion of the Fund’s assets since October 1, 2008. In July 2010, the parent company of SouthernSun Inc., SouthernSun Holdings, Inc. (“SSHI”), reached an agreement to repurchase a portion of its shares held by its external shareholders (meaning non-employees) to become majority employee-owned (the “Transaction”). Under the 1940 Act, the change in ownership of SSHI would be deemed a change in control of SSHI, and therefore, a change in control of SouthernSun Inc. As required by Section 15 of the 1940 Act, the prior sub-advisory agreement with SouthernSun Inc. (the “Prior Agreement”) provided for its automatic termination in the event of an assignment. The Transaction would constitute an assignment of the Prior Agreement with GEAM, which would cause the Prior Agreement to terminate in accordance with its terms.

GEAM reminded the Board that the Trust and GEAM had received an exemptive order from the SEC to permit GEAM and the Trust to select and retain sub-advisers for the Fund and to enter into sub-advisory agreements without shareholder approval. Accordingly, GEAM would be able, subject to the approval of the Board, to re-appoint SouthernSun as a sub-adviser and enter into a new sub-advisory agreement with SouthernSun, on behalf of the Fund, without obtaining shareholder approval, provided there is not an increase in the Fund’s advisory fee.

In considering the approval of the new SouthernSun Agreement, the Board members, including the independent Board members, considered and discussed a substantial amount of information and analyses provided by GEAM and SouthernSun. The Board reviewed SouthernSun’s performance history as well as detailed information about SouthernSun and its professional staff, including SouthernSun’s investment philosophy and expertise in small-cap equity investments. The Board noted that SouthernSun (as SouthernSun Inc.) served as sub-adviser to the Fund as well as to other investment companies managed by GEAM that have small-cap investment strategies, namely the GE Funds — GE Small-Cap Equity Fund and the GE Investment Funds, Inc. — GE Small-Cap Equity Fund (together, the “Small-Cap Equity Funds”), and that both GEAM and SouthernSun Inc. had provided the Board with a substantial amount of information and analysis at prior Board meetings, including the annual contract renewal meetings held on December 4, 2009, and December 11, 2009. As such, the basis for the Board’s December 2009 renewal of the sub-advisory agreements with SouthernSun Inc. with respect to the Fund and the Small-Cap Equity Funds would continue to be relevant for the Board’s consideration of the new SouthernSun Agreement.

The Board members had an opportunity to discuss this information with GEAM managers and representatives of SouthernSun. The Board members posed questions to these representatives and engaged in substantive discussions. The independent Board members discussed the approval of the new SouthernSun Agreement in detail during a private session with their independent legal counsel at which no representatives of GEAM or SouthernSun were present. In reaching their determination relating to the new SouthernSun Agreement, the Board, including the independent Board members, considered all factors that it deemed relevant including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. The Board members evaluated this information and all other information available to them with respect to the Fund. In particular, the Board members focused on the following:

Advisory Agreement Approval	(unaudited)

The Nature, Extent and Quality of Services Expected to be Provided

The Board reviewed the services expected to be provided to the Fund by SouthernSun. The Board noted that as a result of the Transaction, there would be no changes in the nature, extent or quality of the sub-advisory services currently provided by SouthernSun Inc., or in the portfolio management of the Fund with respect to the assets it managed. The Board focused on its extensive past experiences with SouthernSun (as SouthernSun Inc.) in connection with its services as a sub-adviser to the Fund and the Small-Cap Equity Funds. The Board considered SouthernSun’s favorable attributes relating to its investment philosophy oriented toward long-term performance, its process for selecting investments, and its experienced professionals, including research analysts and portfolio managers with a depth of experience involving small-cap equity securities.

In light of the foregoing, the Board, including the independent Board members, concluded that the services expected to be provided by SouthernSun would be satisfactory and would have the potential to benefit the Fund.

Investment Performance of SouthernSun

The Board members considered the investment performance of SouthernSun for various periods focusing on SouthernSun’s investment performance with respect to the Fund and the Small-Cap Equity Funds and its history of sub-advising those funds. The Board members reviewed detailed information provided by GEAM and SouthernSun comparing SouthernSun’s performance to that of relevant securities indices and peer groupings over these periods. The Board members also engaged in discussions with GEAM and SouthernSun about SouthernSun’s investment process, focusing on the number and experience of portfolio management and supporting research personnel and SouthernSun’s investment style and approach employed. The Board considered the extent to which the expected investment style and approach would be consistent with GEAM’s articulated long-term approach and overall investment philosophy. The Board members also considered GEAM’s discussion of how the re-appointment of SouthernSun would fit within its management of the Fund’s overall allocation strategy.

Taking these factors into consideration, the Board, including the independent Board members, found the investment performance of SouthernSun to be satisfactory.

Cost of the Services to be Provided and Profits to be Realized from the Relationship with the Fund

The Board considered that the proposed fee to be paid to SouthernSun by GEAM was the same as the fee paid under the prior sub-advisory agreement with SouthernSun Inc. and had been negotiated at arm’s-length, and that GEAM had used its influence with respect to the total assets it proposes to be managed by SouthernSun to obtain what it regards as the most favorable and reasonably available fee arrangement, based on the expected relative allocation of the Fund’s assets to SouthernSun. The Board also noted that SouthernSun’s sub-advisory fee rate decreases in amount as assets allocated to it grow. Given the arm’s-length nature of the arrangement, the Board did not examine the specific levels of profitability for SouthernSun with respect to the Fund.

The Board did not review information regarding the expected impact on GEAM’s profitability in approving the SouthernSun Agreement, since the fee was not changing from the fee in effect under the prior sub-advisory agreement with SouthernSun Inc. so there would be no impact on profitability.

The Extent to Which Economies of Scale Would be Realized as the Fund Grows and Whether Fee Levels Would Reflect Such Economies of Scale

The Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors. The Board recognized that this consideration is less relevant with respect to the proposed sub-advisory fees, because GEAM will pay SouthernSun out of its advisory fees received from the Fund, and noted that the Board considered economies of scale for the Fund in connection with the annual renewals of GEAM’s advisory agreement with the Fund.

Comparison of Services to be Rendered and Fees to be Paid

The Board discussed the services expected to be provided to the Fund by SouthernSun, and the proposed fees to be

Advisory Agreement Approval	(unaudited)

charged to GEAM for those services. The Board members reviewed information regarding the proposed sub-advisory fees and noted that they would be competitive with applicable peer group averages. They also reviewed SouthernSun’s fee rates for the Small-Cap Equity Funds, which were the same at current asset levels and estimated allocation. The Board also considered its favorable experience with SouthernSun (as SouthernSun Inc.) as a sub-adviser to the Fund and to the Small-Cap Equity Funds.

The Board, including the independent Board members, concluded that, based on this information, the proposed sub-advisory fees would be reasonable in relation to the services expected to be provided to the Fund.

Fall-Out Benefits

The Board considered that there may be financial benefits that SouthernSun derives from its relationship with GEAM and the Fund, including soft dollar commission benefits generated through Fund portfolio transactions. The Board did not view this consideration as having a material effect on its overall view of the reasonableness of the proposed fees to SouthernSun.

Conclusion

No single factor was determinative to the Board’s decision. Based on their discussion and such other matters as were deemed relevant, the Board members, including the independent Board members, concluded that the new SouthernSun Agreement was in the best interests of the Fund and its shareholders.

Approval of a Sub-Advisory Agreement with a New Sub-Adviser, Kennedy Capital Management, Inc.

At a regular meeting held on September 10, 2010, the Board, including the independent Board members, considered and unanimously approved a proposal by GEAM to engage Kennedy Capital Management, Inc. (“Kennedy”) to provide sub-advisory services with respect to a portion of the Fund’s assets.

GEAM reminded the Board that the Trust and GEAM had received an exemptive order from the SEC to permit GEAM and the Trust to select and retain sub-advisers for the Fund and to enter into sub-advisory agreements without shareholder approval. Accordingly, GEAM would be able, subject to the approval of the Board, to engage Kennedy and enter into a sub-advisory agreement with Kennedy on behalf of the Fund without obtaining shareholder approval, provided there is not an increase in the Fund’s advisory fee.

In considering the approval of the new sub-advisory agreement with Kennedy (the “Kennedy Agreement”), the Board members, including the independent Board members, considered and discussed a substantial amount of information and analyses provided by GEAM and Kennedy. The Board reviewed Kennedy’s performance history as well as detailed information about Kennedy and its professional staff, including Kennedy’s investment philosophy and expertise in small-cap equity investments.

The Board members had an opportunity to discuss this information with GEAM managers and representatives of Kennedy. The Board members posed questions to these representatives and engaged in substantive discussions. The independent Board members discussed the approval of Kennedy as a sub-adviser to the Fund in detail during a private session with their independent legal counsel at which no representatives of GEAM or Kennedy were present. In reaching their determination relating to the Kennedy Agreement, the Board, including the independent Board members, considered all factors that it deemed relevant including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. The Board members evaluated this information and all other information available to them with respect to the Fund. In particular, the Board members focused on the following:

The Nature, Extent and Quality of Services Expected to be Provided

The Board reviewed the services expected to be provided to the Fund by Kennedy. The Board focused on GEAM’s report of its diligence review of Kennedy, as well as the materials presented by Kennedy at the meeting. The Board considered Kennedy’s favorable attributes relating to its investment philosophy oriented toward long-term performance, its process for selecting investments, and

Advisory Agreement Approval	(unaudited)

its experienced professionals, including research analysts and portfolio managers with a depth of experience involving small-cap equity securities.

In light of the foregoing, the Board, including the independent Board members, concluded that the services expected to be provided by Kennedy would be satisfactory and would have the potential to benefit the Fund.

Complementary Investment Styles

The Board then considered Kennedy’s investment style as presented by GEAM and Kennedy, and noted that Kennedy would represent a value style approach to small-cap investments. The Board engaged in a discussion with GEAM’s management regarding how Kennedy’s investment style would complement the various investment styles of the existing sub-advisers of the Fund, and GEAM noted that the addition of Kennedy could potentially improve the Fund’s overall performance, especially when one style is out of favor or excessively volatile.

Investment Performance of Kennedy

The Board members considered the investment performance of Kennedy for various periods. The Board members reviewed detailed information provided by GEAM and Kennedy comparing Kennedy’s performance to that of relevant securities indices and peer groupings over these periods. The Board members also engaged in discussions with GEAM and Kennedy about Kennedy’s investment process, focusing on the number and experience of portfolio management and supporting research personnel and Kennedy’s investment style and approach employed. The Board considered the extent to which the expected investment style and approach would be consistent with GEAM’s articulated long-term approach and overall investment philosophy. The Board members also considered GEAM’s discussion of how the retention of Kennedy would fit within its management of the Fund’s overall allocation strategy.

Taking these factors into consideration, the Board, including the independent Board members, found the investment performance of Kennedy to be satisfactory.

Cost of the Services to be Provided and Profits to be Realized from the Relationship with the Fund

The Board considered that the proposed fees to be paid to Kennedy by GEAM had been negotiated at arm’s-length, and that GEAM had used its influence with respect to the total assets it proposes to be managed by Kennedy to obtain what it regards as the most favorable and reasonably available fee arrangement, based on the expected relative allocation of the Fund’s assets to Kennedy. Given the arm’s-length nature of the arrangement, the Board did not examine the specific levels of profitability for Kennedy with respect to the Fund.

The Board was provided with information regarding the expected impact on GEAM’s profitability in hiring Kennedy, which showed a negligible reduction in profitability. The Board members had reviewed GEAM’s assumptions and the methods of cost allocation used by GEAM in preparing profitability data in connection with previous reviews of profitability. The Board members also had previously discussed with GEAM the basis for its belief that the methods of allocation used were reasonable.

The Extent to Which Economies of Scale Would be Realized as the Fund Grows and Whether Fee Levels Would Reflect Such Economies of Scale

The Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors. The Board recognized that this consideration is less relevant with respect to the proposed sub-advisory fees, because GEAM will pay Kennedy out of its advisory fees received from the Fund, and noted that the Board considered economies of scale for the Fund in connection with annual contract renewals.

Comparison of Services to be Rendered and Fees to be Paid

The Board discussed the services expected to be provided to the Fund by Kennedy, and the proposed fees to be charged to GEAM for those services. The Board members reviewed information regarding the proposed sub-advisory fees and noted that they would be competitive with applicable peer group averages.

Advisory Agreement Approval	unaudited)

The Board, including the independent Board members, concluded that, based on this information, the proposed sub-advisory fees would be reasonable in relation to the services expected to be provided to the Fund.

Fall-Out Benefits

The Board considered that there may be financial benefits that Kennedy derives from its relationship with GEAM and the Fund, including soft dollar commission benefits generated through Fund portfolio transactions. The Board did not view this consideration as having a material effect on its overall view of the reasonableness of the proposed fees for the Fund.

Conclusion

No single factor was determinative to the Board’s decision. Based on their discussion and such other matters as were deemed relevant, the Board members, including the independent Board members, concluded that the new Kennedy Agreement was in the best interests of the Fund and its shareholders.

Additional Information	(unaudited)

Information about Directors and Executive Officers:

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Trustees. Information pertaining to the Trustees and officers of the Funds is set forth below.

Interested Trustees and Executive Officers

Michael J. Cosgrove

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    61

Position(s) Held with Fund    Chairman of the Board and President

Term of Office and Length of Time Served    Until successor is elected and qualified – 16 years

Principal Occupation(s) During Past 5 years    President and Chief Executive Officer – Mutual Funds and Intermediary Business of GEAM since March 2007; Executive Vice President of GEAM from February 1997 to March 2007; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President – Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

Number of Portfolios in Fund Complex Overseen by Trustee    49

Other Directorships Held by Trustee    Chairman of the Board and President of GE Funds since 1993 and GE Investments Funds, Inc. since 1997; Trustee of Elfun Funds, GE Savings & Security Funds, General Relief and Loan Fund and General Electric Pension Trust since 1988; Trustee of Fordham University since 2002; Trustee, GE Volunteers since 1993; Director – GE Asset Management (Ireland) Limited, since February 1999. Director, GE Asset Management Funds Plc since 1998, GE Asset Management Canada Company since 1998, GE Asset Management Limited since 1998.

Matthew J. Simpson

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    49

Position(s) Held with Fund    Trustee and Executive Vice President

Term of Office and Length of Time Served    Until successor is elected and qualified – 3 years

Principal Occupation(s) During Past 5 years    Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Senior Vice President and General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM and Senior Vice President and General Counsel of GEAMS from February 1997 to July 2007; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Funds, GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds, Inc. from 1997 to July 2007 and Vice President from September 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998 and Vice President from October 2003 to July 2007.

Number of Portfolios in Fund Complex Overseen by Trustee    49

Other Directorships Held by Trustee    Trustee and Executive Vice President of GE Funds, Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since July 2007. Director of GE Investments Funds, Inc. since July 2007.

Additional Information	(unaudited)

Joon Won Choe

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    41

Position(s) Held with Fund    Vice President & Secretary

Term of Office and Length of Time Served    Until successor is elected and qualified – Vice President and Secretary – less than 1 year

Principal Occupation(s) During Past 5 years    Senior Vice President and Associate General Counsel at GEAM since June 2010; Vice President and Associate General Counsel at GEAM from November 2005 to June 2010; Vice President and Secretary of GE Institutional Funds and GE Investments Funds, Inc. since September 2010; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since September 2010.

Number of Portfolios in Fund Complex Overseen by Trustee    N/A

Other Directorships Held by Trustee    N/A

Robert Herlihy

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    43

Position(s) Held with Fund    Senior Vice President and Chief Compliance Officer

Term of Office and Length of Time Served    Until successor is elected and qualified — 5 years

Principal Occupation(s) During Past 5 years    Chief Compliance Officer of GEAM, GE Funds, GE Institutional Funds, Elfun Funds, and GE Savings and Security Funds since July 2005; Manager of Fund Administration at GEAM from 2002 – 2005.

Number of Portfolios in Fund Complex Overseen by Trustee    N/A

Other Directorships Held by Trustee    N/A

Eunice Tsang

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    50

Position(s) Held with Fund    Treasurer

Term of Office and Length of Time Served    Until successor is elected and qualified – less than one year

Principal Occupations(s) During Past 5 Years    Treasurer of GE Funds, GE Institutional Funds, Elfun Funds and GE Savings and Security Funds since January 2010; GEAM Operational Controllership and Technical Accounting Manager since December 2007; Financial Planning & Analysis Manager – Performance Leader from June 2005 to December 2007; GEAM Quality Black Belt from 2001 to June 2005; Financial Planning & Analysis Manager from 2000 to 2001; and Mutual Fund Assistant Controller from October 1997 to 2000.

Number of Portfolios in Fund Complex Overseen by Trustee    N/A

Other Directorships Held by Trustee    N/A

Additional Information	(unaudited)

Non-Interested Trustees

John R. Costantino

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    64

Position(s) Held with Fund    Trustee

Term of Office and Length of Time Served    Until successor is elected and qualified – 16 years

Principal Occupation(s) During Past 5 years    General Partner, NGN Capital since 2006; Managing Director, Vice President of Walden Capital Management since 1996.

Number of Portfolios in Fund Complex Overseen by Trustee    41

Other Directorships Held by Trustee    Trustee of GE Funds since 1993; Director of GE Investments Funds, Inc. since 1997; Trustee of Fordham University from 1989-1995 and 2001-2007 and Trustee emeritus since 2007; Trustee of Neuroscience Research Institute since 1986; Trustee of Gregorian University Foundation from 1992-2007; Director of Artes Medical from 2006-2008.

William J. Lucas

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    62

Position(s) Held with Fund    Trustee

Term of Office and Length of Time Served    Until successor is elected and qualified – 13 years. (No longer serves as Trustee effective November 4, 2010)

Principal Occupation(s) During Past 5 years      Retired since 2010, previously Vice President and Treasurer of Fairfield University from 1983 to 2010.

Number of Portfolios in Fund Complex Overseen by Trustee    41

Other Directorships Held by Trustee    Trustee of GE Funds since 1993; Director of GE Investments Funds, Inc. since 1997.

Robert P. Quinn

Address    c/o GEAM 3001 Summer St. Stamford, CT 06905

Age    74

Position(s) Held with Fund    Trustee

Term of Office and Length of Time Served    Until successor is elected and qualified – 16 years

Principal Occupation(s) During Past 5 years    Retired since 1983 from Salomon Brothers Inc.

Number of Portfolios in Fund Complex Overseen by Trustee    41

Other Directorships Held by Trustee    Trustee of GE Funds since 1993; Director of GE Investments Funds, Inc. since 1997.

The Statement of Additional Information for the Funds includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 1-800-242-0134.

Investment Team	(unaudited)

Portfolio Manager Biographies

The following sets forth biographical information for those individuals who are primarily responsible for managing the specified Fund’s investments. The portfolio managers may change from time to time.

Adam W. Ackermann is an Assistant Portfolio Manager at GE Asset Management. He has served on the portfolio management team for the Money Market Fund since June 2009. His responsibilities include cash management, including daily money market trade execution, and technical projects. Mr. Ackermann joined GE Asset Management in 2005 through the summer internship program working with the U.S. equity mid-cap portfolio management team. Adam then joined the fixed income team as an analyst, and in 2007 became manager of the global fixed income trading operations until June 2009.

George A. Bicher is a Senior Vice President of GE Asset Management. Mr. Bicher is the Director of the U.S. Equity Research Team and a portfolio manager for the U.S. Equity Fund. Mr. Bicher has held the position of equity research analyst since joining GE Asset Management in June 2002. Prior to joining GE Asset Management, he served in a number of positions at Deutsche Banc Alex Brown since 1994.

David B. Carlson is the Chief Investment Officer – U.S. Equities at GE Asset Management. He co-manages the overall U.S. equity investments for GE Asset Management. Mr. Carlson is the portfolio manager for the Premier Growth Equity Fund and has served in this capacity since the Fund’s commencement. Mr. Carlson joined GE Asset Management in 1982 as a securities analyst for investment operations. He became a Vice President for mutual fund portfolios in 1987, a Senior Vice President in 1989 and an Executive Vice President in 2003.

Paul M. Colonna is the President and Chief Investment Officer – Fixed Income and a Director at GE Asset Management. Since January 2005, he has led the team of portfolio managers for the Income Fund and has been responsible for the fixed income portion of the Strategic Investment Fund. Mr. Colonna became President – Fixed Income in March 2007. Prior to joining GE Asset Management in February 2000, Mr. Colonna was

a senior portfolio manager with the Federal Home Loan Mortgage Corporation, overseeing the Mortgage Investment Group.

James C. Gannon is an Assistant Portfolio Manager at GE Asset Management. He has served on the portfolio management team for the Money Market Fund since December 2000. Since joining GE Asset Management in 1995, Mr. Gannon served in various positions at GE Asset Management including Trade Operations Specialist in fixed income, and became an Assistant Portfolio Manager in February 2003.

Stephen V. Gelhaus is a Vice President of GE Asset Management. He has been a member of the portfolio management teams for the U.S. Equity Fund and for the Core Value Equity Fund since January 2002. Mr. Gelhaus joined GE Asset Management in June 1991 and was a research analyst in the U.S. Equities group from 1995 through 2001 and became an associate portfolio manager for the Core Value Equity Fund in August 1999.

William M. Healey is a Senior Vice President of GE Asset Management. He has served on the portfolio management teams for the Income Fund since September 1997. Prior to joining GE Asset Management in 1996, Mr. Healey spent over 10 years in the fixed income group at MetLife.

Brian Hopkinson is a Senior Vice President of GE Asset Management. He has been a portfolio manager for the International Equity Fund since September 1997. Prior to joining GE Asset Management, Mr. Hopkinson worked for Fiduciary Trust International in both London and New York.

Mark H. Johnson is a Senior Vice President of GE Asset Management and senior portfolio manager of Structured Products. He has been a member of the portfolio management team for the Income Fund since September 2007. Mr. Johnson joined GE in 1998 in its Employers Reinsurance Corporation as a taxable income portfolio manager. Mr. Johnson joined GE Asset Management as a Vice President and portfolio manager in 2002 and became a Senior Vice President and senior portfolio manager of structured products in 2007.

Investment Team	(unaudited)

Portfolio Manager Biographies (continued)

Ralph R. Layman is the President and Chief Investment Officer – Public Equities and a Director at GE Asset Management. He manages the overall equity investments for GE Asset Management. Mr. Layman has led the team of portfolio managers for the International Equity Fund since the Fund’s commencement and has been responsible for the international equity portion of the Strategic Investment Fund since September 1997. Mr. Layman joined GE Asset Management in 1991 as Senior Vice President for international investments and became an Executive Vice President in 1992 and President – International Equities in March 2007.

Thomas Lincoln is a Senior Vice President of GE Asset Management. Mr. Lincoln has served on the portfolio management teams for the U.S. Equity Fund and Strategic Investment Fund since May 2007. Mr. Lincoln joined GE Asset Management in 1994 as a financial analyst in U.S. equities. Mr. Lincoln became part of the investment management team for U.S. equities at GE Asset Management in 1997 and a portfolio manager for domestic equities in 2003.

Michael E. Martini is a Vice President of GE Asset Management. He has served on the portfolio management team for the Money Market Fund since joining GE Asset Management in March of 2008. Prior to joining GE Asset Management, Mr. Martini was a Vice President at Ceres Capital Partners LLC, where he worked at the firm’s treasury desk from March 2006 to January 2008, and a Senior Vice President at Pacific Investment Management Company (PIMCO) from 1996 to 2004, where he was a portfolio manager at the firm’s money market/short-term desk.

Paul Nestro is a Senior Vice President of GE Asset Management. He has been a member of the portfolio management team for the International Equity Fund since February 2007. Mr. Nestro joined GE Asset Management in 1993 as a performance and attribution analyst in domestic equities. He became a senior performance and attribution analyst in 1994 and since 1996 has been an analyst and portfolio manager in the international equities group.

Jonathan L. Passmore is a Senior Vice President of GE Asset Management. He has served as a portfolio manager of the International Equity Fund since January 2002. Prior to joining GE Asset Management in January 2001, he was with Merrill Lynch for six years, most recently as Director, international equity.

Vita Marie Pike is a Senior Vice President of GE Asset Management. She has served on the portfolio management team for the Income Fund since June 2004. Prior to joining GE Asset Management in January 2001, she was with Alliance Capital for over nine years serving in a number of different capacities including portfolio manager.

Paul C. Reinhardt is a Senior Vice President of GE Asset Management. He has been a portfolio manager for the U.S. Equity Fund since January 2001 and for the Core Value Equity Fund since April 2002. Mr. Reinhardt joined GE Asset Management in 1982 as an equity analyst and has been a portfolio manager since 1987.

Michael J. Solecki is the Chief Investment Officer –International Equities at GE Asset Management. He has served as a portfolio manager of the International Equity Fund since September 1997. He joined GE Asset Management in 1990 as an international equity analyst. He became a Vice President for international equity Portfolios in 1996 and Senior Vice President in 2000.

Judith A. Studer is the Chief Market Strategist and a Director at GE Asset Management. She has led the team of portfolio managers for the Strategic Investment Fund since July 2004. Ms. Studer joined GE Asset Management in August 1984 and has held various positions at GE Asset Management including Senior Vice President – U.S. Equities from 1991 to 1995, Senior Vice President – International Equities from 1995 to 2006, President – Investment Strategies from July 2006 to June 2007, and President – U.S. Equities from June 2007 to July 2009

Diane M. Wehner is a Senior Vice President of GE Asset Management. She has been a portfolio manager of the Strategic Investment Fund since January 2006. Before joining GE Asset Management, Ms. Wehner was a Vice

Investment Team	(unaudited)

Portfolio Manager Biographies (continued)

President and senior portfolio manager from January 1997 to June 2001, and associate portfolio manager from May 1995 to January 1997, with Benefit Capital Management Corporation. Ms. Wehner has served as an analyst/portfolio manager in the investment management industry since 1985.

David Wiederecht is the President and Chief Investment Officer – Investment Strategies and a Director at GE Asset Management. He has served as a portfolio manager of the Small-Cap Equity Fund since September 2010. Mr. Wiederecht joined GE Asset Management in 1988 and has held various positions at GE Asset Management including Vice President – Alternative Investments/Private Equity/Hedge Fund from 1998 to 2004, Managing Director – Alternative Investments from 2004 to 2008, and President – Investment Strategies since 2008.

Portfolio Manager Biographies ( Sub-Advisers)

Karl Schneider is a portfolio manager for the S&P 500 Index Fund. Mr. Schneider is a Principal of SSgA FM. Karl joined the firm in 1996 and is a member of the firm’s Global Structured Products Team. Karl manages a variety of the firm’s domestic and international passive funds. Karl holds a BS degree in Finance and Investments from Babson College and an MS degree in Finance from Boston College. Additionally, he holds a Series 3 license from the National Futures Association.

John F. Tucker, CFA, is a portfolio manager for the S&P 500 Index Fund. Mr. Tucker is a Principal of SSgA FM. John joined the firm in 1988 and is the Head of US Equity Markets in the Global Structured Products Team. He is also responsible for all derivative strategies and Exchange Traded Funds. John received a BA in Economics from Trinity College and an MS in Finance from Boston College. He is a member of the Boston Security Analysts Society and the CFA Institute.

Jack Feiler is a portfolio manager of Small-Cap Equity Fund and is President and Chief Investment Officer of Palisade Capital Management, L.L.C. (Palisade). Mr. Feiler has over 40 years of investment experience and has served as the Chief Investment Officer at Palisade since the commencement of Palisade’s operations in April 1995. He has served as a portfolio manager of the Small-Cap Equity Fund since its inception. Prior to joining Palisade, Mr. Feiler was a Senior Vice President-Investments at Smith Barney from 1990 to 1995.

Jeffrey Schwartz, CFA, is a portfolio manager of Small-Cap Equity Fund. Mr. Schwartz is a Senior Portfolio Manager and joined Palisade in October 2004. Prior to joining Palisade, Mr. Schwartz was Vice President and Senior Portfolio Manager of Safeco Asset Management from September 2003 to September 2004. From June 2001 to August 2003, Mr. Schwartz founded Nantucket Investment Research in Farmington Hills, MI, conducted independent investment research and was a private investor. From June 1992 until May 2001, Mr. Schwartz was at Munder Capital Management, most recently as a Senior Portfolio Manager and Principal.

Dennison T. (“Dan”) Veru is a portfolio manager of Small-Cap Equity Fund. Mr Veru is a managing member and Co-Investment Officer of Palisade. Since joining Palisade in March 2000, Mr. Veru has been a member of the Investment Policy Committee. Mr. Veru became a principal of Palisade in July 2004. Prior to joining Palisade, he was President and Director of Research of Awad Asset Management, a division of Raymond James Financials. Mr. Veru has been a frequent guest on CNBC, CNN, FOX and Bloomberg television. Prior to Awad, Mr. Veru worked with the Palisade team from 1984 through 1992. Mr. Veru graduated from Franklin Marshall College.

Scott T. Brayman, CFA, is a portfolio manager of Small- Cap Equity Fund. Mr. Brayman is the Managing Partner and Chief Investment Officer at Champlain Investment Partners, LLC (“Champlain”) and has more than 24 years of investment management experience. Mr. Brayman leads the investment team for both the small and mid-cap strategies at Champlain. Prior to joining Champlain in 2004, Mr. Brayman was a Senior Vice President and served as a portfolio manager at NL Capital Management, Inc. from 2003 to 2004, and served as a portfolio manager with Sentinel Advisers, Inc. from 1996 to 2004, where he was responsible for managing the small-cap and core mid-cap strategies. Mr. Brayman began his career as a credit analyst with the First National Bank of Maryland.

Investment Team	(unaudited)

Portfolio Manager Biographies (concluded)

Robert J. Anslow, Jr., is a portfolio manager of Small-Cap Equity Fund. Mr. Anslow is the Managing Partner and Chief Investment Officer responsible for all portfolio management and research activities at GlobeFlex Capital, LP (“GlobeFlex”) and has more than 29 years of investment management experience. Prior to co-founding GlobeFlex in 1994, Mr. Anslow was a Director of the Systematic and Global Portfolio Management/Research Group at Nichlolas-Applegate Capital Management (“Nicholas-Applegate”) from 1986 to 1994, where he built the first systematic process for international investing. Prior to Nicholas-Applegate, Mr. Anslow was responsible for systematic portfolio management and research processes at two major investment institutions: the California Public Employee’s Retirement System (CalPERS) and BayBanks Investment Management of Boston.

Michael W. Cook, CFA, is a portfolio manager of Small-Cap Equity Fund. Mr. Cook, who has more than 20 years of investment management experience, is the Chief Executive Officer and Chief Investment Officer at SouthernSun Asset Management, Inc. (“SouthernSun”) and is responsible for all portfolio management activities for the firm. Prior to founding SouthernSun in 1989, Mr. Cook was a portfolio manager/analyst at Street Capital Management from 1986 to 1988, and was an account executive at Merrill Lynch from 1985 to 1986.

Frank Latuda, Jr; CFA, is a portfolio manager of Small-Cap Equity Fund. Mr. Latuda is currently Vice President, Director and Chief Investment Officer of Kennedy as well as portfolio manager of Kennedy’s Small Cap Value I, Mid Cap Value and All Cap Value separately-managed portfolios. As Chief Investment Officer, Mr. Latuda also serves as Chairman of Kennedy’s Investment Policy Committee. Mr. Latuda joined Kennedy as an equity analyst in 1997 and served as Director of Research from 1998 until 2000. He has been portfolio manager since October 2000, when he took over the Small Cap Value I portfolio. Prior to joining Kennedy, he was an analyst with Burns, Pauli, Mahoney Company. Mr. Latuda earned a B.S. in Electrical Engineering from the University of Notre Dame, as well as an M.S. in Electrical Engineering and an M.B.A. from the University of Illinois.

Investment Team	(unaudited)

Investment Adviser and Administrator

GE Asset Management Incorporated

Trustees

Michael J. Cosgrove

John R. Costantino

William J. Lucas

Matthew J. Simpson

Robert P. Quinn

Secretary

Joon Won Choe

Assistant Secretary

Michelle Matzelle

Treasurer

Eunice Tsang

Assistant Treasurer

Tatyana Begun

Distributor

GE Investment Distributors, Inc

Member FINRA and SIPC

Custodian

State Street Bank & Trust Company

Officers of the Investment Adviser

James W. Ireland III, President and Chief Executive Officer

Daniel O. Colao, EVP, Chief Financial Officer

Paul M. Colonna, President and Chief Investment Officer –Fixed Income

Michael J. Cosgrove, President and Chief Executive Officer – Mutual Funds and Intermediary Business

Robert Herlihy, Senior Vice President and Chief Compliance Officer

Ralph R. Layman, President and Chief Investment Officer – Public Equities

Maureen B. Mitchell, President – Institutional Sales and Marketing

Matthew J. Simpson, EVP, General Counsel and Secretary

Judith M. Studer, Chief Market Strategist

Donald W. Torey, President – Alternative Investments

John J. Walker, EVP, Chief Operating Officer

David Wiederecht, President – Investment Strategies

At GE Asset Management, we’re dedicated to providing the investment options you’ll need to tailor your financial portfolio to every stage of your life. Each member of the GE Family of Funds is managed according to the same principles of integrity and quality that have guided GE over the past century, and have made it the world-class company that it is today. Each fund draws strength from a heritage of investment management experience that spans more than 80 years. Whether you’re creating a new investment portfolio or adding to an established one, the GE Family of Funds offers an array of professionally managed investment options that will help you meet a lifetime of financial needs.

(unaudited)

M O R N I N G S T A R  R A T I N G  S TM  Through September 30, 2010

FUND (CATEGORY)	NUMBER OF FUNDS IN CATEGORY	STAR RATING
GE Institutional U.S. Equity Fund, Investment Class (Large Growth)
Overall Rating	1518	*	***
3-year	1518	*	**
5-year	1279	*	***
10-year	752	*	***
GE Institutional U.S. Equity Fund, Service Class (Large Growth)
Overall Rating	1518	*	***
3-year	1518	*	**
5-year	1279	*	***
10-year	752	*	***
GE Institutional Core Value Equity Fund, Investment Class (Large Blend)
Overall Rating	1723	*	***
3-year	1723	*	***
5-year	1422	*	****
10-year	761	*	***
GE Institutional Core Value Equity Fund, Service Class (Large Blend)
Overall Rating	1723	*	****
3-year	1723	*	***
5-year	1422	*	****
10-year	761	*	***
GE Institutional Premier Growth Equity Fund, Investment Class (Large Growth)
Overall Rating	1518	*	***
3-year	1518	*	**
5-year	1279	*	**
10-year	752	*	***

Past performance is no guarantee of future results. ©2010 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morning Rating metrics. Ratings for other GE Institutional Funds or other classes of shares may be different. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The overall Morning RatingTM for a fund is derived from a weighted average of the performance figures associated with its three-, five- and 10-year (if applicable) Morningstar Rating metrics.

Before investing in a GE Institutional Fund, you should carefully consider the investment objectives, risks and charges and expenses of the Fund. For a free copy of a Fund’s prospectus, which contains this and other information, please visit our website at www.geam.com or call 1-800-242-0134. Please read the Fund prospectus carefully before you invest.

GE Investment Distributors, Inc., Member FINRA/SIPC, is a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the GE Institutional Funds.

THIS DOES NOT CONSTITUTE A PART OF THE FUNDS’ SHAREHOLDER REPORT

Investment Adviser

GE Asset Management Incorporated

3001 Summer Street

P.O. Box 7900

Stamford, CT 06904-7900

Distributor

GE Investment Distributors, Inc.

member FINRA and SIPC

3001 Summer Street

P.O. Box 7900

Stamford, CT 06904-7900

www.geam.com

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Fund’s website at http://www.geam.com;
and (iii) on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC - information on the operation of the Public Reference
Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-months period ended June 30 is available without charge (i) through the Fund’s website at
http://www.geam.com; and (ii) on the Commission’s website at http://www.sec.gov.

This does not constitute a part of the Funds’ Shareholder Report	GEIN-1 (9/10)

ITEM 2.	CODE OF ETHICS.

Please refer to the Code of Ethics included in the following link:

www.ge.com/files/usa/en/commitment/social/integrity/downloads/english.pdf

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that John R. Costantino is designated as the audit committee financial expert for the Funds; and further that it is the finding of the Boards that Mr. Costantino, the audit committee financial expert, qualify as being ‘independent’ pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provide by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods were $136,050 in 2009 and $139,350 in 2010.

(b) AUDIT RELATED FEES. There were no fees billed by the Auditor for assurance and related services that were related to the performance of the audit for the Registrant during the Reporting Periods.

(c) TAX FEES. There were no fees billed for professional services rendered by the Auditor for tax compliance, tax advice or tax planning for the Registrant during the Reporting Periods.

(d) ALL OTHER FEES. There were no fees billed for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Registrant during the Reporting Periods.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES.

The Audit Committee of the GE Institutional Funds (the “Funds”) Board of Trustees is responsible, among other things, for the appointment, compensation and oversight of the work of the Fund’s independent accountants/auditors (the “Auditor”). As part of this responsibility and to ensure that the Auditor’s independence is not impaired, the Audit Committee (1) pre-approves the audit and non-audit services provided to the Funds by the Auditor, and (2) all non-audit services provided to the Funds’ investment adviser and covered affiliates (as defined in the Audit Committee Charter) that provide ongoing services to the Funds if the services directly impact the Funds’ operations or financial reporting, in accordance with the Audit Committee Charter. Following are excerpts from the Audit Committee Charter that sets forth the pre-approval policies and procedures:

1. Selection and Pre-Approval of Auditor and Approval of Fees.

(i) The Audit Committee shall pre-approve the selection of the Auditor and shall recommend for ratification the selection, retention or termination of the Auditor by the full Board, including the independent Trustees/Directors, and, in connection therewith, shall evaluate the independence of the Auditor, including: (i) an evaluation of whether the Auditor provides any consulting services to the Fund’s investment adviser and the extent to which the Auditor provides non-audit services to the Fund’s investment adviser and certain other affiliated service providers as defined in Section 2(f) below, which services are not subject to the pre-approval requirements set forth in Section 4 below;

(ii) an evaluation of the extent to which the Auditor has any relationships with the Fund or its affiliated persons that are brought to the attention of the Audit Committee by the Auditor in accordance with applicable standards of the Independence Standards Board (“ISB”), because, in the Auditor’s professional judgment, such relationships may reasonably be thought to bear on the Auditor’s independence with respect to the Fund; and (iii) monitoring the Auditor’s compliance with respect to the rotation requirements for the lead and coordinating partners having primary responsibility for the Fund’s audits and any partner responsible for the reviewing the Fund’s audits. The Audit Committee shall review the Auditor’s specific representations as to its independence.

(b) The Audit Committee shall pre-approve and review the fees charged by the Auditor for audit and non-audit services to be provided to the Fund and certain affiliated service providers (as defined in Section 2(f) below) in accordance with the pre-approval requirements set forth in Section 4 below. The Fund shall provide for appropriate funding, as determined by the Audit Committee, to compensate the Auditor for any authorized service provided to the Fund.

2. Meetings with the Auditor. The Audit Committee shall meet with the Auditor, including private meetings, prior to the commencement of substantial work on the audit and following the conclusion of the audit, as well as such other times as the Audit Committee shall deem necessary or appropriate. The Auditor shall report directly to the Audit Committee. The Auditor shall report at least annually, concerning the following and other pertinent matters:

(a) to review the arrangements for and scope of the annual audit and any special audits;

(b) to provide the Auditor the opportunity to report to the Audit Committee, on a timely basis, all critical accounting policies and practices to be used;

(c) to discuss any matters of concern relating to the Fund’s financial statements, including: (i) any adjustments to such statements recommended by the Auditor, or other results of said audit(s), and (ii) any alternative treatments of financial information within GAAP that have been discussed with Fund management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Auditor;

(d) to provide the Auditor the opportunity to report to the Audit Committee, on a timely basis, any material written communication between the Auditor and Fund management, such as any management letter or schedule of unadjusted differences;

(e) to discuss the opinion the Auditor has rendered regarding the Fund’s financial statements;

(f) to report all non-audit services that does not require Audit Committee pre-approval and are provided to certain affiliated persons of the Fund, including: (1) the Fund’s investment adviser or sub-advisers (but excluding any investment sub-adviser whose role is primarily portfolio management and is overseen by the investment adviser), (2) the Fund’s principal underwriter, and (3) any entity controlling, controlled by, or under common control with the investment adviser or principal underwriter, that provides “ongoing” services to the Funds in accordance with the pre-approval requirements of paragraph (c)(7)(i) of Rule 2-01 of Regulation S-X (each, a “Covered Affiliate” and collectively, “Covered Affiliates”);

(g) to review, in accordance with current standards of ISB, all relationships between the Auditor and the Fund or its affiliated persons that, in the Auditor’s professional judgment, may reasonably be thought to bear on its independence, and to confirm, in light of such information, whether the Auditor believes, in its professional judgment, that it may properly serve as independent accountants/auditors with respect to the Fund;

(h) to consider the Auditor’s comments with respect to the Fund’s financial policies, procedures and internal accounting controls and responses thereto by the Fund’s officers and Fund management, as well as other personnel;

(i) to investigate any improprieties or suspected improprieties in the operations of the Fund to the extent necessary or appropriate in light of any internal investigations by the Fund’s officers and/or by officers or employees of the Fund management of such improprieties;

(j) to receive periodic reports concerning regulatory changes and new accounting pronouncements that significantly affect the value of the Fund’s assets and their financial reporting;

(k) to report on the Fund’s qualification under Subchapter M of the Internal Revenue Code, amounts distributed and reported to shareholders for Federal tax purposes and the Fund’s tax returns; and

(l) to provide the Auditor the opportunity to report on any other matter that the Auditor deems necessary or appropriate to discuss with the Audit Committee.

If the Auditor’s report on the above-listed (and other pertinent) matters is not made in person to the Audit Committee within 60 days following the end of the Fund’s fiscal year, the Auditor shall deliver a written report to the Audit Committee concerning these matters within such 60 day period. 3. Change in Accounting Principles. The Audit Committee shall consider the effect upon the Fund of any changes in accounting principles or practices proposed by the Auditor or the Fund’s officers.

4. Pre-Approval of Audit Related Services and Permissible Non-Audit Services. The Audit Committee shall pre-approve both audit (including audit, review, and attest) services and permissible non-audit services provided to the Fund and, if the nature of the engagement relates directly to the operations and financial reporting of the Fund, permissible non-audit services provided to any Covered Affiliate.

The Audit Committee may determine to delegate the authority to grant pre-approvals to one or more Audit Committee members, each acting on behalf of the Audit Committee. In this event, the member of the Audit Committee so delegated shall report each delegated pre-approval to the Audit Committee at its next regularly scheduled meeting. The Audit Committee may also adopt and follow, in lieu of explicit pre-approval described above, written policies and procedures detailed as to the particular service, designed to safeguard the continued independence of the Auditor, consistent with the requirements of the Act and SEC regulations there under.

Notwithstanding the foregoing, the pre-approval requirement concerning permissible non-audit services provided to the Fund or any Covered Affiliate is waived if: (1) the aggregate amount of all such non-audit services provided constitutes no more than five percent (5%) of the total amount of revenues paid to the Auditor by the Fund and the Covered Affiliates during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee, (2) the non-audit services were not recognized as non-audit services at the time of the engagement, and (3) such non-audit services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or one or more designated members of the Audit Committee prior to the completion of the audit.

5. Prohibited Activities of the Auditor. The Audit Committee shall confirm with the Auditor that it is not performing contemporaneously (during the audit and professional engagement period) non-audit services for the Fund that the Audit Committee believes may taint the independence of the Auditor. The Auditor will be responsible for informing the Audit Committee of whether it believes that a particular non-audit service is permissible or prohibited pursuant to applicable regulations and standards.

(2) PERCENTAGE OF SERVICES IN PARAGRAPHS (b) THROUGH (d) APPROVED BY AUDIT COMMITTEE. No fees were charged during 2009 or 2010 for audit related, tax or other services as indicated in sections (b) through (d) of this Item.

(f) Not applicable.

(g) NON-AUDIT FEES. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $0 in 2009 and $0 in 2010.

(h) AUDITOR INDEPENDENCE. There were no non-audit services rendered to Service Affiliates those were not pre-approved.

ITEM 5.	Audit Committee of Listed Registrants

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: John R. Costantino and Robert P. Quinn.

ITEM 6.	Schedule of Investments.

Attached as part of ITEM 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Applicable only to Closed-End Management Investment Companies.

ITEM 8.	Portfolio Managers of Closed-End Management Investment Companies.

Applicable only to Closed-End Management Investment Companies.

ITEM 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Applicable only to Closed-End Management Investment Companies.

ITEM 10.	Submission of Matters to a Vote of Security Holders.

No material changes.

ITEM 11.	CONTROLS AND PROCEDURES.

The officers providing the certifications in this report in accordance with Rule 30a-3 under the Investment Company Act of 1940 have concluded, based on their evaluation of the registrant’s disclosure controls and procedures (as such term is defined in such rule), that such controls and procedures are adequate and reasonably designed to achieve the purpose described in paragraph (c) of such rule.

There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their last evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.	EXHIBITS.

(a) Not applicable.

(b) Attached hereto as Exhibit 1 and Exhibit 2 are the Certifications of Michael J. Cosgrove and Eunice Tsang as principal executive officer and principal financial officer, respectively, as required by Rule 30a-2 under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

GE INSTITUTIONAL FUNDS

By:	/S/ MICHAEL J. COSGROVE
Michael J. Cosgrove
Chairman, GE Institutional Funds

Date:	December 03, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/S/ MICHAEL J. COSGROVE
Michael J. Cosgrove
Chairman, GE Institutional Funds

Date:	December 03, 2010

By:	/S/ EUNICE TSANG
Eunice Tsang
Treasurer, GE Institutional Funds

Date:	December 03, 2010

EXHIBIT INDEX

(b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.